UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2017

Item 1.

Reports to Stockholders

Strategic Advisers® Short Duration Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Short Duration Fund	1.69%	1.05%	1.12%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Citigroup® 6-Month US Treasury Bill Index performed over the same period.

Period Ending Values
$10,624	Strategic Advisers® Short Duration Fund
$10,104	Citigroup® 6-Month US Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose modestly for the 12 months ending May 31, 2017, a volatile stretch marked by early-period concern about global economic growth that gave way to investor optimism. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.58% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017, as it became clear that changes to tax, health care and fiscal policies would take time to develop and implement, and that the pace of rate increases was likely to be gradual. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, returning 4.26%, while U.S. Treasuries finished breakeven. Securitized sectors posted moderate gains. Outside the index, riskier, non-core fixed-income segments led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose 2.41%.

Comments from Portfolio Manager Gregory Pappas:  For the year, the Fund gained 1.69%, outpacing the 0.51% return of its benchmark, the Citigroup® 6-Month US Treasury Bill Index. Our positions in managers investing in securities with maturities that were somewhat longer than the benchmark fueled the Fund’s outperformance. An allocation to strong-performing floating-rate bank loans also bolstered relative results. PIMCO Short-Term Fund was the top relative contributor, benefiting from the income generated by its holdings of investment-grade corporate bonds, as well as favorable yield-curve positioning. Sub-adviser FIAM® outpaced the benchmark due to a large allocation to floating-rate corporate bonds. A roughly 4% allocation to Fidelity® Floating Rate High Income Fund – which invests in higher-yielding bank loans – was a further contributor versus the benchmark. There were no notable relative detractors, but two managers nicked the Fund's relative performance: Wells Fargo Ultra Short-Term Municipal Income Fund and Fidelity Conservative Income Municipal Fund. I sold both of these positions during the period. I added a position in Fidelity Money Market Prime Reserves Portfolio, a prime money fund that offers a higher yield than regular money funds. I also added the first ETF to the Fund: PIMCO Enhanced Short Maturity.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Short-Term Fund - Administrator Class	17.1	17.0
Fidelity Conservative Income Bond Fund Institutional Class	9.7	8.3
Fidelity Short-Term Bond Fund	8.2	9.4
Metropolitan West Low Duration Bond Fund - Class M	5.9	6.6
BlackRock Low Duration Bond Portfolio Investor A Shares	4.3	4.8
PIMCO Enhanced Short Maturity Active ETF	4.1	3.8
Fidelity Floating Rate High Income Fund	3.2	3.6
JPMorgan Short Duration Bond Fund Class A	3.2	3.6
Janus Short-Term Bond Fund - Class T	2.4	2.8
Delaware Limited-Term Diversified Income Fund - Class A	2.2	2.6
	60.3

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Corporate Bonds	16.3%
U.S. Government and U.S. Government Agency Obligations	1.7%
Asset-Backed Securities	6.7%
CMOs and Other Mortgage Related Securities	0.7%
Municipal Securities	0.4%
Bank Loan Funds	3.2%
Other Investments	0.2%
Short-Term Funds	59.1%
Short-Term Investments and Net Other Assets (Liabilities)	11.7%

As of November 30, 2016
Corporate Bonds	16.7%
U.S. Government and U.S. Government Agency Obligations	2.2%
Asset-Backed Securities	6.2%
CMOs and Other Mortgage Related Securities	1.0%
Municipal Securities	1.0%
Bank Loan Funds	3.6%
Other Investments	0.3%
Short-Term Funds	61.2%
Short-Term Investments and Net Other Assets (Liabilities)	7.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 16.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.3%
Auto Components - 0.0%
Delphi Automotive PLC 3.15% 11/19/20	$1,130,000	$1,157,073
Automobiles - 0.7%
American Honda Finance Corp.:
1.4584% 11/19/18 (a)	5,000,000	5,010,915
1.9967% 2/22/19 (a)	8,351,000	8,452,465
BMW U.S. Capital LLC 1.5298% 4/6/20 (a)(b)	7,796,000	7,797,723
Daimler Finance North America LLC:
1.6312% 5/18/18 (a)(b)	5,000,000	5,012,080
1.7012% 5/5/20 (a)(b)	5,000,000	5,007,655
1.7798% 1/6/20 (a)(b)	10,000,000	10,046,880
1.7918% 10/30/19 (a)(b)	5,000,000	5,018,215
2.0296% 8/1/18 (a)(b)	1,060,000	1,065,683
2.2% 5/5/20 (b)	1,420,000	1,421,505
General Motors Financial Co., Inc.:
2.0851% 4/13/20 (a)	11,000,000	11,025,630
2.4196% 10/4/19 (a)	5,000,000	5,059,120
3.1% 1/15/19	630,000	639,231
4.75% 8/15/17	1,375,000	1,383,608
Hyundai Capital Services, Inc. 3.5% 9/13/17 (b)	605,000	607,906
Nissan Motor Acceptance Corp. 1.95% 9/12/17 (b)	1,375,000	1,376,540
		68,925,156
Diversified Consumer Services - 0.0%
ERAC U.S.A. Finance Co. 6.375% 10/15/17 (b)	550,000	559,290
ERAC U.S.A. Finance LLC 2.8% 11/1/18 (b)	1,140,000	1,152,141
		1,711,431
Hotels, Restaurants & Leisure - 0.1%
Brinker International, Inc. 2.6% 5/15/18	1,110,000	1,114,995
GLP Capital LP/GLP Financing II, Inc. 4.375% 11/1/18	1,225,000	1,258,688
McDonald's Corp. 5.8% 10/15/17	10,000,000	10,156,440
		12,530,123
Household Durables - 0.1%
Newell Brands, Inc.:
2.05% 12/1/17	1,580,000	1,583,887
2.15% 10/15/18	1,030,000	1,035,406
2.6% 3/29/19	307,000	310,705
Whirlpool Corp. 1.65% 11/1/17	450,000	450,237
		3,380,235
Internet & Direct Marketing Retail - 0.0%
JD.com, Inc. 3.125% 4/29/21	2,035,000	2,040,360
QVC, Inc. 3.125% 4/1/19	930,000	941,569
		2,981,929
Media - 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3.579% 7/23/20	2,035,000	2,115,075
Comcast Corp. 6.3% 11/15/17	5,000,000	5,106,875
Interpublic Group of Companies, Inc. 2.25% 11/15/17	1,840,000	1,844,284
NBCUniversal Enterprise, Inc. 1.8434% 4/15/18 (a)(b)	15,315,000	15,403,459
Omnicom Group, Inc. 6.25% 7/15/19	1,350,000	1,466,244
Time Warner Cable, Inc.:
6.75% 7/1/18	539,000	566,529
8.25% 4/1/19	1,390,000	1,540,237
8.75% 2/14/19	530,000	588,062
		28,630,765
Specialty Retail - 0.1%
AutoZone, Inc. 1.625% 4/21/19	145,000	144,050
Home Depot, Inc. 1.5012% 9/15/17 (a)	10,000,000	10,010,640
Nissan Motor Acceptance Corp. 1.55% 9/13/19 (b)	725,000	716,321
		10,871,011
Textiles, Apparel & Luxury Goods - 0.0%
Invista Finance LLC 4.25% 10/15/19 (b)	1,475,000	1,510,031

TOTAL CONSUMER DISCRETIONARY		131,697,754

CONSUMER STAPLES - 1.0%
Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc.:
1.25% 1/17/18	10,000,000	9,985,390
1.9% 2/1/19	2,170,000	2,175,653
Anheuser-Busch InBev Worldwide, Inc. 1.8596% 8/1/18 (a)	6,000,000	6,040,218
PepsiCo, Inc. 1.7617% 2/22/19 (a)	20,000,000	20,190,620
		38,391,881
Food & Staples Retailing - 0.2%
CVS Health Corp. 1.9% 7/20/18	11,033,000	11,062,105
Kroger Co. 6.4% 8/15/17	3,400,000	3,431,722
Walgreens Boots Alliance, Inc. 1.75% 5/30/18	3,242,000	3,268,844
		17,762,671
Food Products - 0.1%
Bunge Ltd. Finance Corp.:
3.2% 6/15/17	2,260,000	2,261,089
3.5% 11/24/20	520,000	534,181
8.5% 6/15/19	100,000	112,134
Danone SA 1.691% 10/30/19 (b)	2,430,000	2,410,652
Mead Johnson Nutrition Co. 3% 11/15/20	295,000	301,620
Tyson Foods, Inc. 1.6358% 5/30/19 (a)	3,826,000	3,832,057
		9,451,733
Tobacco - 0.3%
BAT International Finance PLC 1.6412% 6/15/18 (a)(b)	15,000,000	15,043,530
Imperial Tobacco Finance PLC 2.05% 2/11/18 (b)	2,950,000	2,950,974
Philip Morris International, Inc.:
1.25% 8/11/17	5,796,000	5,795,681
1.25% 11/9/17	9,225,000	9,220,637
Reynolds American, Inc.:
2.3% 6/12/18	780,000	783,986
8.125% 6/23/19	360,000	403,658
		34,198,466

TOTAL CONSUMER STAPLES		99,804,751

ENERGY - 1.1%
Energy Equipment & Services - 0.0%
Cameron International Corp. 1.4% 6/15/17	670,000	669,999
Oil, Gas & Consumable Fuels - 1.1%
BP Capital Markets PLC 1.5318% 8/14/18 (a)	20,000,000	20,041,220
Canadian Natural Resources Ltd. 1.75% 1/15/18	580,000	579,792
Chevron Corp.:
1.5728% 3/3/22 (a)	4,700,000	4,715,397
1.6796% 5/16/18 (a)	10,000,000	10,047,220
China Shenhua Overseas Capital Co. Ltd.:
2.5% 1/20/18 (Reg. S)	2,235,000	2,239,819
3.125% 1/20/20 (Reg. S)	1,740,000	1,761,757
Columbia Pipeline Group, Inc. 2.45% 6/1/18	460,000	462,116
ConocoPhillips Co.:
1.05% 12/15/17	750,000	748,766
5.2% 5/15/18	145,000	149,862
DCP Midstream Operating LP 2.5% 12/1/17	1,410,000	1,410,000
Enbridge, Inc. 1.514% 6/2/17 (a)	2,341,000	2,341,000
Encana Corp. 6.5% 5/15/19	150,000	161,501
Energy Transfer Partners LP 6.7% 7/1/18	275,000	288,136
Enterprise Products Operating LP:
2.55% 10/15/19	385,000	389,808
6.3% 9/15/17	1,620,000	1,641,356
Exxon Mobil Corp.:
1.305% 3/6/18	1,740,000	1,739,925
1.8346% 3/1/19 (a)	20,000,000	20,257,620
Kinder Morgan Energy Partners LP 5.95% 2/15/18	655,000	673,109
Marathon Oil Corp. 6% 10/1/17	1,515,000	1,538,411
Murphy Oil Corp. 3.5% 12/1/17 (a)	3,855,000	3,855,000
ONEOK Partners LP 3.2% 9/15/18	1,705,000	1,729,676
Origin Energy Finance Ltd. 3.5% 10/9/18 (b)	1,300,000	1,315,899
Panhandle Eastern Pipe Line Co. LP 6.2% 11/1/17	110,000	111,953
Petroleos Mexicanos:
3.125% 1/23/19	195,000	197,048
3.5% 7/18/18	625,000	631,996
3.5% 7/23/20	985,000	1,002,336
Phillips 66 Co. 1.7863% 4/15/19 (a)(b)	530,000	530,649
Sabine Pass Liquefaction LLC 5.625% 2/1/21 (a)	1,935,000	2,116,716
Schlumberger Investment SA 1.25% 8/1/17 (b)	10,000,000	9,997,020
Shell International Finance BV 1.4696% 9/12/19 (a)	10,000,000	10,039,830
TransCanada PipeLines Ltd.:
1.625% 11/9/17	1,573,000	1,573,582
1.9457% 1/12/18 (a)	3,000,000	3,009,864
Valero Energy Corp. 9.375% 3/15/19	255,000	287,154
		107,585,538

TOTAL ENERGY		108,255,537

FINANCIALS - 9.9%
Banks - 5.9%
ABN AMRO Bank NV:
1.7984% 1/18/19 (a)(b)	10,000,000	10,035,180
2.1% 1/18/19 (b)	1,780,000	1,783,412
2.5% 10/30/18 (b)	11,550,000	11,644,895
ANZ Banking Group Ltd. 1.6784% 8/19/20 (a)(b)	7,000,000	7,007,987
Australia & New Zealand Banking Group Ltd. 1.7418% 5/15/18 (a)	7,330,000	7,361,424
Banco de Credito del Peru 2.25% 10/25/19 (b)	280,000	279,664
Banco Santander SA 2.7176% 4/11/22 (a)	800,000	820,528
Bank of America Corp.:
1.7% 8/25/17	1,645,000	1,646,003
1.7987% 8/25/17 (a)	12,902,000	12,915,495
2% 1/11/18	715,000	716,763
2.0176% 4/1/19 (a)	12,130,000	12,243,719
2.2262% 3/22/18 (a)	2,466,000	2,483,403
2.3162% 1/20/23 (a)	1,480,000	1,495,938
2.503% 10/21/22	635,000	626,528
2.625% 4/19/21	715,000	718,754
5.625% 7/1/20	370,000	405,519
5.65% 5/1/18	425,000	439,760
Bank of Montreal:
1.7196% 12/12/19 (a)	5,000,000	5,030,305
1.7554% 4/9/18 (a)	8,400,000	8,433,684
Bank of Nova Scotia:
1.3% 7/21/17	5,687,000	5,687,466
1.9884% 1/15/19 (a)	5,000,000	5,038,025
Bank of Tokyo-Mitsubishi UFJ Ltd.:
1.4162% 9/8/17 (a)(b)	5,880,000	5,879,935
2.1412% 9/14/18 (a)(b)	5,000,000	5,039,875
Banque Federative du Credit Mutuel SA 2.5% 10/29/18 (b)	1,405,000	1,415,845
Barclays Bank PLC 6.05% 12/4/17 (b)	1,440,000	1,469,474
Barclays PLC 2.7804% 1/10/23 (a)	1,525,000	1,558,565
BB&T Corp.:
1.8296% 2/1/19 (a)	2,301,000	2,315,906
1.9912% 6/15/18 (a)	6,575,000	6,622,116
BNP Paribas 2.375% 9/14/17	4,064,000	4,075,123
BPCE SA:
2.4012% 5/22/22 (a)(b)	605,000	606,958
2.5% 12/10/18	2,130,000	2,148,831
Branch Banking & Trust Co. 1.6084% 1/15/20 (a)	5,000,000	5,009,510
Canadian Imperial Bank of Commerce 1.62% 9/6/19 (a)	10,000,000	10,036,380
Capital One NA:
1.8512% 2/5/18 (a)	5,000,000	5,012,740
1.8846% 9/13/19 (a)	10,000,000	10,051,450
2.35% 8/17/18	915,000	920,098
2.35% 1/31/20	915,000	916,641
Citigroup, Inc.:
1.55% 8/14/17	1,300,000	1,300,338
1.7% 4/27/18	1,065,000	1,064,573
1.8% 2/5/18	1,205,000	1,205,695
1.85% 11/24/17	870,000	871,813
1.8604% 4/27/18 (a)	5,000,000	5,021,410
1.9454% 1/10/20 (a)	5,905,000	5,942,314
1.9617% 12/7/18 (a)	10,000,000	10,082,250
2.0317% 6/7/19 (a)	20,000,000	20,185,860
2.05% 6/7/19	510,000	510,224
2.9% 12/8/21	1,495,000	1,512,361
Citizens Bank NA:
1.604% 3/2/20 (a)	15,000,000	15,043,545
1.7676% 5/26/20 (a)	10,000,000	10,000,200
2.25% 3/2/20	685,000	686,338
2.45% 12/4/19	260,000	262,170
2.55% 5/13/21	520,000	521,945
Commonwealth Bank of Australia:
1.75% 11/2/18	2,126,000	2,128,149
1.8193% 11/7/19 (a)(b)	10,000,000	10,070,220
1.9596% 11/2/18 (a)(b)	12,578,000	12,671,216
Danske Bank A/S 2.2% 3/2/20 (b)	1,345,000	1,347,391
Discover Bank:
2% 2/21/18	340,000	340,503
2.6% 11/13/18	590,000	595,003
7% 4/15/20	1,360,000	1,516,129
Fifth Third Bank:
1.7429% 9/27/19 (a)	5,000,000	5,030,400
2.0817% 8/20/18 (a)	5,000,000	5,026,100
HSBC Bank PLC 1.8218% 5/15/18 (a)(b)	1,365,000	1,371,649
HSBC U.S.A., Inc.:
1.5218% 11/13/17 (a)	5,000,000	5,003,815
1.625% 1/16/18	1,260,000	1,260,295
1.7918% 11/13/19 (a)	15,000,000	15,062,790
Huntington National Bank:
1.619% 3/10/20 (a)	9,027,000	9,054,442
2.2% 11/6/18	770,000	772,894
2.375% 3/10/20	1,465,000	1,476,285
ING Bank NV 1.8376% 10/1/19 (a)(b)	5,000,000	5,016,820
ING Groep NV 2.3019% 3/29/22 (a)	735,000	745,288
JP Morgan Chase Bank NA:
1.6018% 9/21/18 (a)	10,000,000	10,021,780
1.7462% 9/23/19 (a)	10,000,000	10,066,770
JPMorgan Chase & Co.:
1.6562% 3/9/21 (a)	1,485,000	1,481,316
2.0562% 1/25/18 (a)	19,350,000	19,448,046
2.3832% 10/24/23 (a)	1,460,000	1,482,983
Manufacturers & Traders Trust Co. 1.4562% 7/25/17 (a)	10,000,000	10,005,460
Mitsubishi UFJ Financial Group, Inc. 2.0917% 2/22/22 (a)	840,000	844,788
Mizuho Bank Ltd.:
1.6029% 9/25/17 (a)(b)	7,000,000	7,004,389
1.7% 9/25/17 (b)	950,000	950,827
2.15% 10/20/18 (b)	690,000	691,358
2.3462% 10/20/18 (a)(b)	5,000,000	5,059,560
MUFG Americas Holdings Corp. 1.7504% 2/9/18 (a)	9,000,000	9,003,384
National Bank of Canada 1.45% 11/7/17	2,090,000	2,090,813
Nordea Bank AB:
1.6704% 5/29/20 (a)(b)	10,000,000	10,010,490
1.9882% 9/17/18 (a)(b)	14,000,000	14,122,486
PNC Bank NA:
1.4696% 8/1/17 (a)	19,700,000	19,709,200
1.5384% 5/19/20 (a)	10,000,000	10,006,230
1.8% 11/5/18	1,300,000	1,302,389
PNC Financial Services Group, Inc. 1.4293% 8/7/18 (a)	10,000,000	9,998,520
Royal Bank of Canada:
1.48% 3/2/20 (a)	10,000,000	10,004,180
1.5% 6/7/18	5,000,000	4,999,005
Santander UK Group Holdings PLC 2.875% 10/16/20	820,000	831,441
Skandinaviska Enskilda Banken AB 1.5% 9/13/19	1,480,000	1,463,594
Sovereign Bank 8.75% 5/30/18	500,000	532,486
Standard Chartered PLC:
1.5% 9/8/17 (b)	1,390,000	1,389,009
2.1% 8/19/19 (b)	390,000	388,603
Sumitomo Mitsui Banking Corp.:
1.6976% 1/11/19 (a)	10,000,000	10,021,910
1.7384% 1/16/18 (a)	5,000,000	5,012,255
1.762% 10/19/18	435,000	434,315
Sumitomo Mitsui Trust Bank Ltd. 1.8% 3/28/18 (b)	1,815,000	1,816,634
SunTrust Bank 1.6996% 1/31/20 (a)	10,000,000	10,063,930
SunTrust Banks, Inc. 2.35% 11/1/18	645,000	649,768
Swedbank AB 1.75% 3/12/18 (b)	2,835,000	2,836,103
The Toronto-Dominion Bank 1.8318% 8/13/19 (a)	10,000,000	10,071,780
U.S. Bancorp 1.6718% 11/15/18 (a)	6,505,000	6,541,597
U.S. Bank NA:
1.3518% 5/24/19 (a)	10,000,000	10,000,000
1.4665% 1/26/18 (a)	10,000,000	10,015,610
Wells Fargo & Co.:
1.3662% 9/8/17 (a)	1,349,000	1,349,881
1.5212% 9/14/18 (a)	5,000,000	5,013,510
2.2632% 1/24/23 (a)	1,645,000	1,661,661
Wells Fargo Bank NA:
1.6517% 9/7/17 (a)	11,000,000	11,014,443
1.7004% 11/28/18 (a)	10,000,000	10,044,950
Westpac Banking Corp.:
1.4246% 12/1/17 (a)	5,000,000	5,008,205
1.7384% 8/19/19 (a)	5,000,000	5,025,525
1.9264% 11/23/18 (a)	5,000,000	5,036,390
		587,121,898
Capital Markets - 1.7%
Deutsche Bank AG London Branch:
2.6084% 1/18/19 (a)	19,490,000	19,705,033
3.0946% 5/10/19 (a)	10,000,000	10,193,620
Goldman Sachs Group, Inc.:
1.9196% 12/13/19 (a)	10,000,000	10,069,780
1.9312% 12/15/17 (a)	10,000,000	10,027,700
2.1962% 4/25/19 (a)	3,866,000	3,910,478
2.2765% 4/26/22 (a)	1,140,000	1,146,463
2.2818% 11/15/18 (a)	8,000,000	8,090,640
2.3% 12/13/19	810,000	812,957
2.375% 1/22/18	5,000,000	5,022,760
2.75% 9/15/20	220,000	222,901
6.15% 4/1/18	3,580,000	3,706,940
Legg Mason, Inc. 2.7% 7/15/19	185,000	186,920
Merrill Lynch & Co., Inc.:
6.4% 8/28/17	1,485,000	1,502,181
6.875% 4/25/18	1,465,000	1,530,674
Moody's Corp. 1.414% 9/4/18 (a)	15,000,000	15,032,745
Morgan Stanley:
1.8932% 7/23/19 (a)	5,000,000	5,031,690
1.9818% 2/14/20 (a)	10,000,000	10,032,570
2.0032% 1/24/19 (a)	3,265,000	3,290,447
2.125% 4/25/18	500,000	501,885
2.45% 2/1/19	880,000	886,582
2.5446% 2/1/19 (a)	20,000,000	20,341,320
6.625% 4/1/18	490,000	509,309
S&P Global, Inc. 2.5% 8/15/18	230,000	231,946
Thomson Reuters Corp. 1.65% 9/29/17	16,000,000	16,008,640
UBS AG Stamford Branch:
1.8218% 8/14/19 (a)	2,329,000	2,340,305
1.8529% 3/26/18 (a)	10,000,000	10,048,770
UBS Group Funding AG 2.4064% 5/23/23 (a)(b)	1,485,000	1,503,058
UBS Group Funding Ltd. 3% 4/15/21 (b)	1,495,000	1,520,100
		163,408,414
Consumer Finance - 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	190,000	195,476
3.95% 2/1/22	1,070,000	1,119,303
American Express Co. 1.7617% 5/22/18 (a)	1,975,000	1,983,522
American Express Credit Corp.:
1.5023% 5/3/19 (a)	5,000,000	5,011,150
1.5228% 3/3/20 (a)	15,000,000	15,029,310
Caterpillar Financial Services Corp.:
1.5% 2/23/18	5,000,000	4,996,680
1.6654% 1/10/20 (a)	5,000,000	5,026,565
Discover Financial Services 6.45% 6/12/17	1,635,000	1,636,591
Ford Motor Credit Co. LLC:
1.684% 9/8/17	2,865,000	2,865,920
2.021% 5/3/19	570,000	567,575
2.0312% 6/15/18 (a)	22,000,000	22,104,896
2.1554% 1/9/20 (a)	7,000,000	7,055,433
2.375% 1/16/18	445,000	446,577
2.551% 10/5/18	1,385,000	1,393,968
3% 6/12/17	230,000	230,071
Hyundai Capital America:
1.75% 9/27/19 (b)	545,000	536,743
2% 7/1/19 (b)	480,000	476,640
2.4% 10/30/18 (b)	850,000	852,839
2.5% 3/18/19 (b)	1,455,000	1,459,765
Synchrony Financial 1.875% 8/15/17	7,954,000	7,954,398
Toyota Motor Credit Corp.:
1.5298% 4/6/18 (a)	5,000,000	5,013,650
1.9984% 2/19/19(a)	15,000,000	15,190,635
		101,147,707
Diversified Financial Services - 0.5%
Berkshire Hathaway Finance Corp.:
1.4076% 1/11/19 (a)	10,000,000	10,028,050
1.4557% 1/12/18 (a)	5,000,000	5,010,645
1.8212% 3/15/19 (a)	10,000,000	10,108,600
Brixmor Operating Partnership LP 3.875% 8/15/22	170,000	175,479
Broadcom Corp./Broadcom Cayman LP:
2.375% 1/15/20 (b)	1,640,000	1,643,021
3% 1/15/22 (b)	1,540,000	1,551,729
ENEL Finance International NV 2.875% 5/25/22 (b)	1,175,000	1,174,045
Nationwide Building Society 2.35% 1/21/20 (b)	755,000	759,187
NYSE Euronext 2% 10/5/17	10,000,000	10,022,241
USAA Capital Corp. 1.3996% 2/1/19 (a)(b)	7,140,000	7,139,093
		47,612,090
Insurance - 0.8%
ACE INA Holdings, Inc.:
2.3% 11/3/20	970,000	977,030
5.8% 3/15/18	1,000,000	1,033,051
AIA Group Ltd. 2.25% 3/11/19 (b)	336,000	336,493
Aon PLC 2.8% 3/15/21	1,320,000	1,331,322
CNA Financial Corp.:
6.95% 1/15/18	290,000	299,020
7.35% 11/15/19	490,000	548,837
Marsh & McLennan Companies, Inc. 2.55% 10/15/18	575,000	580,987
MassMutual Global Funding II 1.55% 10/11/19 (b)	1,476,000	1,462,419
Metropolitan Life Global Funding I 1.4612% 9/14/18 (a)(b)	15,000,000	15,046,905
New York Life Global Funding:
1.3298% 7/6/18 (a)(b)	5,000,000	5,007,100
1.5432% 10/24/19 (a)(b)	10,000,000	10,046,650
1.5498% 4/6/18 (a)(b)	5,000,000	5,015,225
1.55% 11/2/18 (b)	2,430,000	2,429,461
Principal Financial Group, Inc. 1.5% 4/18/19 (b)	550,000	545,300
Principal Life Global Funding II:
1.4717% 5/21/18 (a)(b)	5,000,000	5,005,800
1.5% 9/11/17 (b)	1,195,000	1,195,338
1.5546% 12/1/17 (a)(b)	10,000,000	10,022,260
2.2% 4/8/20 (b)	1,000,000	1,002,286
Provident Companies, Inc. 7% 7/15/18	265,000	279,628
Prudential Financial, Inc. 1.9618% 8/15/18 (a)	19,374,000	19,478,271
Reinsurance Group of America, Inc. 6.45% 11/15/19	255,000	280,187
Trinity Acquisition PLC 3.5% 9/15/21	335,000	345,415
Xlit Ltd. 2.3% 12/15/18	925,000	930,403
		83,199,388
Thrifts & Mortgage Finance - 0.0%
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. 6.113% 1/15/20 (b)	505,000	546,681

TOTAL FINANCIALS		983,036,178

HEALTH CARE - 0.6%
Biotechnology - 0.1%
AbbVie, Inc.:
1.8% 5/14/18	3,100,000	3,104,120
2.3% 5/14/21	850,000	848,844
Baxalta, Inc.:
1.9362% 6/22/18 (a)	515,000	517,848
2% 6/22/18	175,000	175,317
Biogen, Inc. 2.9% 9/15/20	510,000	521,533
Celgene Corp.:
1.9% 8/15/17	275,000	275,251
2.125% 8/15/18	640,000	643,397
2.3% 8/15/18	1,310,000	1,319,332
		7,405,642
Health Care Equipment & Supplies - 0.1%
Abbott Laboratories:
2.35% 11/22/19	2,480,000	2,495,160
2.9% 11/30/21	1,075,000	1,091,608
Becton, Dickinson & Co.:
2.404% 6/5/20 (c)	1,195,000	1,197,378
2.675% 12/15/19	1,160,000	1,174,149
		5,958,295
Health Care Providers & Services - 0.2%
Aetna, Inc.:
1.5% 11/15/17	590,000	589,899
1.7562% 12/8/17 (a)	10,000,000	10,027,940
Catholic Health Initiatives:
1.6% 11/1/17	140,000	139,944
2.6% 8/1/18	745,000	748,820
Express Scripts Holding Co.:
1.25% 6/2/17	700,000	700,000
2.25% 6/15/19	160,000	160,670
3.3% 2/25/21	150,000	154,097
HCA Holdings, Inc. 3.75% 3/15/19	910,000	929,338
Humana, Inc. 2.625% 10/1/19	890,000	901,655
Medco Health Solutions, Inc. 4.125% 9/15/20	710,000	746,615
WellPoint, Inc. 2.3% 7/15/18	995,000	1,001,351
		16,100,329
Life Sciences Tools & Services - 0.0%
Agilent Technologies, Inc. 6.5% 11/1/17	209,000	212,794
Pharmaceuticals - 0.2%
Actavis Funding SCS:
2.1996% 3/12/18 (a)	5,356,000	5,389,368
2.35% 3/12/18	1,410,000	1,416,167
Allergan PLC 1.875% 10/1/17	1,185,000	1,185,608
Perrigo Co. PLC 3.5% 3/15/21	200,000	208,057
Shire Acquisitions Investments Ireland DAC 1.9% 9/23/19	2,905,000	2,894,196
Teva Pharmaceutical Finance Netherlands III BV:
1.4% 7/20/18	11,450,000	11,398,784
1.7% 7/19/19	1,455,000	1,443,056
2.2% 7/21/21	1,200,000	1,176,449
		25,111,685

TOTAL HEALTH CARE		54,788,745

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.0%
Rockwell Collins, Inc. 1.95% 7/15/19	455,000	456,078
Airlines - 0.0%
Delta Air Lines, Inc. 2.875% 3/13/20	1,450,000	1,470,310
Southwest Airlines Co. 2.75% 11/6/19	640,000	650,319
		2,120,629
Electrical Equipment - 0.0%
Fortive Corp. 1.8% 6/15/19 (b)	145,000	144,361
Industrial Conglomerates - 0.2%
Honeywell International, Inc. 1.4518% 10/30/19 (a)	15,000,000	15,087,915
Hutchison Whampoa International Ltd. 1.625% 10/31/17 (b)	2,660,000	2,658,255
Roper Technologies, Inc.:
1.85% 11/15/17	230,000	230,227
2.05% 10/1/18	1,775,000	1,779,878
2.8% 12/15/21	455,000	460,989
3% 12/15/20	195,000	199,701
		20,416,965
Machinery - 0.1%
John Deere Capital Corp. 1.7254% 1/8/19 (a)	5,000,000	5,040,595
Stanley Black & Decker, Inc.:
1.622% 11/17/18	80,000	79,790
2.451% 11/17/18	2,660,000	2,686,387
		7,806,772
Professional Services - 0.0%
Experian Finance PLC 2.375% 6/15/17 (b)	640,000	640,150
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc. 2.4% 3/15/19	235,000	236,857
Kansas City Southern 2.35% 5/15/20	1,140,000	1,141,151
Penske Truck Leasing Co. LP:
2.5% 6/15/19 (b)	615,000	619,716
2.875% 7/17/18 (b)	1,675,000	1,694,087
3.375% 3/15/18 (b)	1,840,000	1,864,525
		5,556,336
Trading Companies & Distributors - 0.0%
Air Lease Corp.:
2.125% 1/15/18	290,000	290,653
2.125% 1/15/20	1,285,000	1,284,324
GATX Corp.:
2.375% 7/30/18	1,005,000	1,009,734
2.5% 7/30/19	235,000	236,870
2.6% 3/30/20	765,000	775,632
		3,597,213
Transportation Infrastructure - 0.0%
HPHT Finance 15 Ltd. 2.25% 3/17/18 (b)	1,281,000	1,281,813

TOTAL INDUSTRIALS		42,020,317

INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Cisco Systems, Inc. 1.4412% 6/15/18 (a)	15,000,000	15,048,135
Harris Corp. 1.999% 4/27/18	1,665,000	1,668,094
		16,716,229
Electronic Equipment & Components - 0.1%
Anstock II Ltd. 2.125% 7/24/17 (Reg. S)	2,030,000	2,029,594
Arrow Electronics, Inc. 6.875% 6/1/18	955,000	1,004,890
Keysight Technologies, Inc. 3.3% 10/30/19	2,665,000	2,705,850
		5,740,334
Internet Software & Services - 0.0%
Alibaba Group Holding Ltd. 2.5% 11/28/19	1,965,000	1,976,446
Baidu.com, Inc. 2.75% 6/9/19	1,330,000	1,339,956
eBay, Inc. 2.15% 6/5/20	805,000	804,033
Tencent Holdings Ltd. 2.875% 2/11/20 (b)	390,000	396,263
		4,516,698
IT Services - 0.0%
Everett SpinCo, Inc. 2.875% 3/27/20 (b)	975,000	988,653
Fidelity National Information Services, Inc.:
1.45% 6/5/17	380,000	380,000
2.25% 8/15/21	1,080,000	1,073,373
		2,442,026
Semiconductors & Semiconductor Equipment - 0.0%
Qualcomm, Inc.:
2.1% 5/20/20	615,000	617,256
2.6% 1/30/23	415,000	415,636
		1,032,892
Software - 0.1%
Oracle Corp. 1.3504% 7/7/17 (a)	5,000,000	5,001,370
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 1.3137% 8/2/19 (a)	10,000,000	10,016,620
Hewlett Packard Enterprise Co.:
2.45% 10/5/17 (a)	907,000	909,404
2.85% 10/5/18	915,000	927,470
2.8898% 10/5/17 (a)	11,000,000	11,045,804
Seagate HDD Cayman 3.75% 11/15/18	625,000	641,406
Xerox Corp. 5.625% 12/15/19	635,000	681,773
		24,222,477

TOTAL INFORMATION TECHNOLOGY		59,672,026

MATERIALS - 0.1%
Chemicals - 0.1%
Air Liquide Finance 1.375% 9/27/19 (b)	1,470,000	1,450,980
LyondellBasell Industries NV:
5% 4/15/19	200,000	209,611
6% 11/15/21	615,000	700,460
Sherwin-Williams Co. 2.25% 5/15/20	3,065,000	3,076,904
Solvay Finance America LLC 3.4% 12/3/20 (b)	950,000	981,606
		6,419,561
Construction Materials - 0.0%
Martin Marietta Materials, Inc.:
1.8284% 5/22/20 (a)	330,000	331,152
2.2522% 6/30/17 (a)	1,040,000	1,040,649
		1,371,801
Containers & Packaging - 0.0%
International Paper Co. 7.95% 6/15/18	2,550,000	2,710,018
Metals & Mining - 0.0%
Goldcorp, Inc. 2.125% 3/15/18	2,477,000	2,490,839

TOTAL MATERIALS		12,992,219

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Campus Communities Operating Partnership LP 3.35% 10/1/20	865,000	891,229
ARC Properties Operating Partnership LP 3% 2/6/19	2,630,000	2,661,087
Crown Castle International Corp.:
2.25% 9/1/21	1,195,000	1,182,300
3.4% 2/15/21	860,000	887,835
DDR Corp. 4.75% 4/15/18	510,000	519,531
Kimco Realty Corp. 6.875% 10/1/19	455,000	503,409
Simon Property Group LP:
1.5% 2/1/18 (b)	4,239,000	4,235,439
2.15% 9/15/17	2,000,000	2,000,798
2.35% 1/30/22	650,000	645,779
		13,527,407
Real Estate Management & Development - 0.1%
Bestgain Real Estate Ltd. 2.625% 3/13/18 (Reg. S)	2,485,000	2,485,619
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	410,000	410,717
4% 4/30/19	1,230,000	1,267,900
WEA Finance LLC/Westfield UK & Europe Finance PLC:
1.75% 9/15/17 (b)	760,000	760,230
2.7% 9/17/19 (b)	1,500,000	1,512,930
3.25% 10/5/20 (b)	235,000	239,904
		6,677,300

TOTAL REAL ESTATE		20,204,707

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.:
2.1104% 11/27/18 (a)	9,254,000	9,335,741
2.3% 3/11/19	690,000	693,733
2.45% 6/30/20	715,000	718,356
British Telecommunications PLC 5.95% 1/15/18	4,251,000	4,362,389
SBA Tower Trust:
2.24% 4/16/18 (b)	820,000	819,513
2.877% 7/15/46 (b)	370,000	370,189
3.156% 10/15/20 (b)	265,000	268,090
3.168% 4/15/22 (b)	915,000	923,650
3.598% 4/15/18 (b)	635,000	635,161
Telefonica Emisiones S.A.U. 3.192% 4/27/18	735,000	743,836
Verizon Communications, Inc. 1.7217% 5/22/20 (a)	25,000,000	25,007,500
		43,878,158
UTILITIES - 0.6%
Electric Utilities - 0.4%
Duke Energy Corp. 1.625% 8/15/17	495,000	495,090
Exelon Corp. 1.55% 6/9/17	745,000	745,021
FirstEnergy Corp. 2.75% 3/15/18	680,000	683,997
Georgia Power Co. 1.95% 12/1/18	460,000	461,291
Great Plains Energy, Inc. 2.5% 3/9/20	860,000	868,538
NextEra Energy Capital Holdings, Inc.:
1.586% 6/1/17	2,902,000	2,902,000
1.649% 9/1/18	1,025,000	1,023,111
2.056% 9/1/17	300,000	300,548
2.3% 4/1/19	375,000	377,025
Pacific Gas & Electric Co. 1.4018% 11/30/17 (a)	2,861,000	2,862,405
PPL Capital Funding, Inc. 1.9% 6/1/18	865,000	865,755
Southern Co.:
1.55% 7/1/18	10,365,000	10,337,118
1.85% 7/1/19	1,295,000	1,291,672
2.35% 7/1/21	280,000	278,512
State Grid Overseas Investment Ltd. 2.25% 5/4/20 (b)	2,235,000	2,229,723
TECO Finance, Inc. 1.7554% 4/10/18 (a)	7,805,000	7,815,763
Virginia Electric & Power Co. 1.2% 1/15/18	4,075,000	4,065,933
		37,603,502
Independent Power and Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC 2.95% 1/15/20	810,000	825,016
Kinder Morgan Finance Co. LLC 6% 1/15/18 (b)	700,000	717,551
Southern Power Co. 1.85% 12/1/17	10,974,000	10,987,498
		12,530,065
Multi-Utilities - 0.1%
Dominion Resources, Inc.:
1.5% 9/30/18 (b)	700,000	695,118
1.875% 1/15/19	415,000	414,478
2.125% 2/15/18 (b)	1,450,000	1,450,687
2.579% 7/1/20 (a)	410,000	413,125
2.962% 7/1/19	330,000	334,983
NiSource Finance Corp. 6.8% 1/15/19	171,000	183,553
San Diego Gas & Electric Co. 1.914% 2/1/22	342,858	339,748
Sempra Energy 1.625% 10/7/19	1,755,000	1,736,924
Zhejiang Energy Group Hong Kong Ltd. 2.3% 9/30/17 (Reg. S)	4,230,000	4,229,653
		9,798,269

TOTAL UTILITIES		59,931,836

TOTAL NONCONVERTIBLE BONDS
(Cost $1,610,629,614)		1,616,282,228

U.S. Government and Government Agency Obligations - 0.7%
U.S. Government Agency Obligations - 0.1%
Federal Home Loan Bank 0.875% 6/29/18	4,545,000	4,526,302
Freddie Mac 0.75% 4/9/18	3,455,000	3,442,614

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		7,968,916

U.S. Treasury Obligations - 0.6%
U.S. Treasury Notes:
1% 11/15/19	$9,160,000	$9,083,789
1.625% 11/30/20	53,500,000	53,623,318
1.75% 9/30/19	3,010,000	3,039,040

TOTAL U.S. TREASURY OBLIGATIONS		65,746,147

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $73,264,628)		73,715,063

U.S. Government Agency - Mortgage Securities - 0.3%
Fannie Mae - 0.3%
2.735% 10/1/33 (a)	60,338	62,635
2.765% 7/1/35 (a)	18,516	19,462
3% 2/1/30 to 5/1/32(c)	4,249,070	4,393,740
3.023% 8/1/37 (a)	21,883	23,078
3.103% 8/1/38 (a)	15,742	16,649
3.111% 12/1/35 (a)	12,414	13,064
3.12% 5/1/38 (a)	192,126	201,840
3.5% 12/1/25 to 2/1/31	2,583,891	2,707,938
3.538% 5/1/38 (a)	50,169	52,716
3.54% 12/1/36 (a)	21,337	22,608
3.566% 5/1/38 (a)	79,745	83,876
3.58% 4/1/38 (a)	25,854	27,081
4% 2/1/25 to 3/1/47	5,471,120	5,783,921
4.5% 5/1/19 to 3/1/46	6,306,533	6,747,906
5% 11/1/18 to 6/1/39	2,781,570	3,042,273
5.5% 4/1/18 to 5/1/40	4,408,142	4,882,922
6% 1/1/22 to 1/1/41	1,339,365	1,500,502
6.5% 7/1/32 to 12/1/32	174,076	201,110

TOTAL FANNIE MAE		29,783,321

Freddie Mac - 0.0%
2.789% 6/1/38 (a)	46,418	48,841
2.841% 9/1/35 (a)	16,378	17,238
2.875% 7/1/38 (a)	44,133	46,372
2.914% 5/1/37 (a)	19,969	21,020
2.953% 11/1/34 (a)	19,618	20,911
2.976% 7/1/35 (a)	25,603	27,053
2.987% 10/1/36 (a)	114,311	120,617
3.358% 2/1/37 (a)	14,793	15,576
3.382% 5/1/38 (a)	28,664	30,220
3.409% 2/1/37 (a)	21,020	22,172
3.486% 11/1/36 (a)	5,142	5,445
3.536% 12/1/36 (a)	8,756	9,265
3.782% 2/1/37 (a)	34,742	36,334
3.807% 2/1/38 (a)	69,394	73,033
4.5% 10/1/19	31,851	32,607
5% 10/1/18 to 12/1/23	439,270	465,577
5.5% 11/1/21 to 10/1/38	94,138	100,354
6% 7/1/21 to 1/1/38	285,480	321,625

TOTAL FREDDIE MAC		1,414,260

Ginnie Mae - 0.0%
4.5% 9/20/40	228,679	246,804
5% 12/20/34 to 3/20/41	866,404	958,219
6% 7/15/36	389,398	454,356

TOTAL GINNIE MAE		1,659,379

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $32,669,948)		32,856,960

Asset-Backed Securities - 6.7%
Access Group, Inc. Series 2005-2 Class A3, 1.2301% 11/22/24 (a)	$2,093,532	$2,093,313
Ally Auto Receivables Trust:
Series 2014-1:
Class C, 2.04% 12/15/19	160,000	160,327
Class D, 2.48% 2/15/21	155,000	155,685
Series 2015-1 Class A4, 1.75% 5/15/20	340,000	340,832
Series 2015-2 Class C, 2.41% 1/15/21 (b)	1,110,000	1,117,201
Series 2016-1 Class D, 2.84% 9/15/22	390,000	393,567
Series 2017-1 Class A2, 1.45% 10/15/19	5,000,000	4,997,904
Series 2017-2:
Class A2, 1.49% 11/15/19	5,000,000	5,000,861
Class C, 2.46% 9/15/22	150,000	150,826
Class D, 2.93% 11/15/23	200,000	200,277
Ally Master Owner Trust:
Series 2012-5 Class A, 1.54% 9/15/19	14,955,000	14,962,486
Series 2015-3 Class A, 1.63% 5/15/20	2,645,000	2,646,313
Series 2017-1 Class A, 1.3944% 2/15/21 (a)	10,000,000	10,018,795
ALM Loan Funding Series 2014-14A:
Class A1R, 2.3218% 7/28/26 (a)(b)	420,000	419,787
Class A2R, 2.7218% 7/28/26 (a)(b)	485,000	483,425
American Express Credit Account Master Trust:
Series 2012-1 Class A, 1.2591% 1/15/20	10,409,000	10,410,162
Series 2013-1 Class A, 1.4091% 2/16/21 (a)	570,000	572,185
Series 2014-2 Class A, 1.26% 1/15/20	800,000	799,967
Series 2015-1 Class A, 1.2791% 1/15/20	5,000,000	5,000,577
AmeriCredit Automobile Receivables Trust:
Series 2013-5 Class B, 1.52% 1/8/19	2,586	2,586
Series 2014-1 Class E, 3.58% 8/9/21	385,000	391,682
Series 2014-2:
Class B, 1.6% 7/8/19	345,000	345,078
Class E, 3.37% 11/8/21	815,000	827,769
Series 2014-3 Class C, 2.58% 9/8/20	1,190,000	1,200,648
Series 2014-4 Class C, 2.47% 11/9/20	505,000	509,052
Series 2015, Class D, 3% 6/8/21	540,000	546,341
Series 2015-1 Class A3, 1.26% 11/8/19	605,179	604,964
Series 2015-2 Class A3, 1.27% 1/8/20	526,603	526,391
Series 2015-3 Class D, 3.34% 8/8/21	680,000	691,144
Americredit Automobile Receivables Trust Series 2015-4 Class A3, 1.7% 7/8/20	515,000	515,713
AmeriCredit Automobile Receivables Trust:
Series 2016-1:
Class A2A, 1.69% 6/10/19	1,376,155	1,376,395
Class A3, 1.81% 10/8/20	175,000	175,351
Class C, 2.89% 1/10/22	775,000	785,381
Series 2016-2 Class A2A, 1.42% 10/8/19	966,434	966,317
Series 2016-4 Class A3, 1.53% 7/8/21	1,095,000	1,091,209
Series 2017-1 Class C, 2.71% 8/18/22	240,000	242,013
Ari Fleet Lease Trust Series 2015-A:
Class A2, 1.11% 11/15/18 (b)	294,340	294,091
Class A3, 1.67% 9/15/23 (b)	1,150,000	1,150,447
ARI Fleet Lease Trust:
Series 2016-A Class A2, 1.82% 7/15/24 (b)	985,720	987,599
Series 2017-A Class A2, 1.91% 4/15/26 (b)	290,000	290,091
Ascentium Equipment Receivables LLC:
Series 2015-2A Class A3, 1.93% 3/11/19 (b)	1,265,893	1,267,744
Series 2016-1A Class A2, 1.75% 11/13/18 (b)	192,421	192,641
Series 2016-2A Class A2, 1.77% 4/10/19 (b)	340,000	339,738
Series 2017-1A:
Class A2, 1.87% 7/10/19 (b)	340,000	340,299
Class A3, 2.29% 6/10/21 (b)	340,000	340,973
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2013-2A:
Class A, 2.97% 2/20/20 (b)	295,000	298,804
Class B, 3.66% 2/20/20 (b)	595,000	605,407
Series 2014-1A Class A, 2.46% 7/20/20 (b)	330,000	331,264
Series 2014-2A Class A, 2.375% 2/20/21 (b)	1,620,000	1,615,798
Bank of America Credit Card Master Trust:
Series 2014-A3 Class A, 1.2791% 1/15/20 (a)	10,000,000	10,005,493
Series 2015-A1 Class A, 1.3191% 6/15/20 (a)	5,000,000	5,009,459
Series 2016-A1 Class A, 1.3791% 10/15/21 (a)	4,970,000	4,996,302
BankBoston Home Equity Loan Trust Series 1998-2 Class A6, 6.64% 12/25/28 (MBIA Insured)	32,001	31,947
Bayview Opportunity Master Fund Series 2017-SPL4 Class A, 3.5% 1/25/55 (b)	635,000	651,256
BMW Vehicle Lease Trust:
Series 2015-2 Class A2B, 1.5399% 1/22/18 (a)	68,064	68,079
Series 2016-1 Class A2B, 1.5099% 1/22/18 (a)	1,391,711	1,392,472
Series 2016-2:
Class A2, 1.25% 1/22/19	3,056,149	3,054,006
Class A3, 1.43% 9/20/19	495,000	494,120
BMW Vehicles Lease Trust Series 2017-1 Class A3, 2.04% 5/20/20	570,000	572,812
California Republic Auto Receivables Trust Series 2015-1 Class B, 2.51% 2/16/21	295,000	296,832
Capital Auto Receivables Asset Trust:
Series 2013-4 Class D, 3.22% 5/20/19	385,000	388,125
Series 2014-3 Class A3, 1.48% 11/20/18	136,045	136,033
Series 2015-2:
Class A2, 1.39% 9/20/18	73,978	73,973
Class A3, 1.73% 9/20/19	450,000	450,722
Series 2015-4 Class A2, 1.62% 3/20/19	815,000	815,366
Series 2016-1 Class A3, 1.73% 4/20/20	550,000	550,877
Series 2016-2 Class A4, 1.63% 1/20/21	385,000	384,203
Series 2016-3 Class A3, 1.54% 8/20/20	470,000	469,844
Capital One Multi-Asset Execution Trust:
Series 2007-A5 Class A5, 1.0291% 7/15/20 (a)	7,975,000	7,974,391
Series 2014-A3 Class A3, 1.3691% 1/18/22 (a)	4,000,000	4,017,690
Series 2015-A6 Class A6, 1.3591% 6/15/20 (a)	10,000,000	10,007,696
Series 2016-A1 Class A1, 1.4391% 2/15/22 (a)	10,000,000	10,060,049
Carmax Auto Owner Trust Series 2014-1:
Class B, 1.69% 8/15/19	100,000	100,075
Class C, 1.93% 11/15/19	145,000	145,241
CarMax Auto Owner Trust:
Series 2016-2 Class A3, 1.52% 2/16/21	720,000	719,220
Series 2016-4:
Class A2, 1.21% 11/15/19	8,374,111	8,362,445
Class A3, 1.4% 8/15/21	1,145,000	1,137,371
Series 2017-1 Class A2, 1.6% 2/18/20	5,000,000	5,002,374
CCG Receivables Trust:
Series 2014-1 Class A2, 1.06% 11/15/21 (b)	73,456	73,426
Series 2015-1:
Class A2, 1.46% 11/14/18 (b)	298,029	297,955
Class B, 2.6% 1/17/23 (b)	300,000	300,896
Series 2016-1 Class A2, 1.69% 9/14/22 (b)	374,907	374,767
Chase Issuance Trust:
Series 2007-A12 Class A12, 1.0391% 8/15/19 (a)	5,000,000	5,000,000
Series 2013-A3 Class A3, 1.2691% 4/15/20 (a)	3,153,000	3,158,881
Series 2014-A5 Class A5, 1.3591% 4/15/21 (a)	10,000,000	10,048,642
Series 2016-A1 Class A, 1.3991% 5/17/21 (a)	10,000,000	10,062,914
Series 2016-A2 Class A, 1.37% 6/15/21	2,770,000	2,755,226
Series 2016-A6 Class A6, 1.09% 1/15/20	5,000,000	4,990,552
Series 2016-A7 Class A7, 1.06% 9/16/19	20,000,000	19,987,634
Chesapeake Funding II LLC Series 2017-2A Class A2, 1.8036% 5/15/29 (a)(b)	10,000,000	10,000,000
Chrysler Capital Auto Receivables Trust:
Series 2014-B Class D, 3.44% 8/16/21 (b)	605,000	611,173
Series 2015-AA Class A3, 1.22% 7/15/19 (b)	822,832	822,498
Series 2016-BA:
Class A2, 1.36% 1/15/20 (b)	3,301,000	3,298,753
Class A3, 1.64% 7/15/21 (b)	280,000	279,700
Citibank Credit Card Issuance Trust:
Series 2014-A6 Class A6, 2.15% 7/15/21	2,105,000	2,126,315
Series 2017-A1 Class A1, 1.2508% 1/19/21 (a)	10,000,000	10,018,053
Series 2017-A4 Class A4, 1.0205% 4/7/22 (a)	10,000,000	10,010,794
CNH Equipment Trust:
Series 2014-C Class A3, 1.05% 11/15/19	351,179	350,761
Series 2015-B Class A3, 1.37% 7/15/20	993,470	992,698
Series 2015-C:
Class A2A, 1.1% 12/17/18	550,239	550,165
Class A3, 1.66% 11/16/20	1,030,000	1,031,203
Class B, 2.4% 2/15/23	1,265,000	1,273,887
Series 2016-A Class A3, 1.48% 4/15/21	805,000	802,704
Series 2016-C Class A3, 1.44% 12/15/21	670,000	666,234
DB Master Finance LLC Series 2015-1A Class A21, 3.262% 2/20/45 (b)	1,485,800	1,495,235
Diamond Resorts Owner Trust:
Series 2013-2 Class A, 2.27% 5/20/26 (b)	103,646	103,047
Series 2014-1 Class A, 2.54% 5/20/27 (b)	273,980	270,917
Series 2015-1 Class A, 2.73% 7/20/27 (b)	226,303	225,167
Series 2015-2 Class A, 2.99% 5/22/28 (b)	264,499	264,546
Discover Card Master Trust:
Series 2012-A6 Class A6, 1.67% 1/18/22	2,805,000	2,804,638
Series 2014-A1 Class A1, 1.4191% 7/15/21 (a)	3,905,000	3,923,409
Series 2015-A1 Class A1, 1.3391% 8/17/20 (a)	7,500,000	7,514,659
Series 2015-A3 Class A, 1.45% 3/15/21	265,000	264,864
Series 2016-A2 Class A2, 1.5291% 9/15/21 (a)	10,000,000	10,068,621
Series 2016-A4 Class A4, 1.39% 3/15/22	2,770,000	2,753,412
Dominos Pizza Master Issuer LLC Series 2012-1A Class A2, 5.216% 1/25/42 (b)	1,858,069	1,908,549
Elara HGV Timeshare Issuer Trust Series 2014-A Class A, 2.53% 2/25/27 (b)	183,359	182,782
Enterprise Fleet Financing LLC:
Series 2014-2 Class A2, 1.05% 3/20/20 (b)	294,097	293,934
Series 2015-1 Class A2, 1.3% 9/20/20 (b)	330,954	330,656
Series 2015-2 Class A2, 1.59% 2/22/21 (b)	640,368	640,509
Series 2016-1 Class A2, 1.83% 9/20/21 (b)	1,942,900	1,943,867
Series 2016-2 Class A2, 1.74% 2/22/22 (b)	566,289	565,898
Series 2017-1:
Class A1, 1.05% 2/20/18 (b)	2,922,218	2,920,147
Class A2, 2.13% 7/20/22 (b)	395,000	396,324
Ford Credit Auto Lease Trust:
Series 2015-A Class A4, 1.31% 8/15/18	895,000	894,913
Series 2017-A Class A4, 2.02% 6/15/20	1,200,000	1,204,446
Ford Credit Auto Owner Trust:
Series 2015-C Class A2A, 0.95% 8/15/18	77,815	77,800
Series 2016-A Class A2A, 1.56% 12/15/18	1,525,978	1,525,413
Ford Credit Floorplan Master Owner Trust:
Series 2013-2 Class A, 2.09% 3/15/22 (b)	570,000	573,565
Series 2014-2 Class A, 1.4939% 2/15/21 (a)	6,200,000	6,227,560
Series 2014-4 Class A1, 1.4% 8/15/19	2,185,000	2,185,882
Series 2015-1 Class A1, 1.42% 1/15/20	920,000	919,800
Series 2016-3:
Class A1, 1.55% 7/15/21	1,360,000	1,354,457
Class B, 1.75% 7/15/21	425,000	422,758
Series 2016-4 Class A, 1.5239% 7/15/20 (a)	10,000,000	10,034,001
Series 2017-1:
Class A2, 1.68% 5/15/22 (a)	10,000,000	10,000,000
Class B, 2.55% 5/15/22	830,000	829,896
GE Dealer Floorplan Master Note Trust:
Series 2014-1 Class A, 1.3899% 7/20/19 (a)	2,280,000	2,280,671
Series 2014-2 Class A, 1.4599% 10/20/19 (a)	1,050,000	1,051,043
GM Financial Automobile Leasing Trust:
Series 2015-1 Class D, 3.01% 3/20/20	305,000	306,758
Series 2015-3 Class A3, 1.69% 3/20/19	1,985,000	1,987,363
Series 2016-1:
Class A2A, 1.3% 7/20/18	2,661,179	2,660,532
Class A3, 1.64% 7/20/19	1,405,000	1,405,981
Series 2016-2:
Class A2A, 1.28% 10/22/18	1,858,699	1,857,862
Class A3, 1.62% 9/20/19	1,335,000	1,336,062
Series 2017-1:
Class A2B, 1.2299% 9/20/19 (a)	6,977,000	6,979,420
Class A4, 2.26% 8/20/20	165,000	166,024
GMF Floorplan Owner Revolving Trust:
Series 2015-1:
Class A1, 1.65% 5/15/20 (b)	855,000	855,586
Class A2, 1.4939% 5/15/20 (a)(b)	5,600,000	5,615,400
Class C, 2.22% 5/15/20 (b)	615,000	615,621
Series 2016-1:
Class A1, 1.86% 5/17/21 (b)	1,280,000	1,284,570
Class A2, 1.8439% 5/17/21 (a)(b)	5,000,000	5,043,388
Class B, 2.26% 5/17/21 (b)	275,000	276,912
Class C, 2.76% 5/17/21 (b)	105,000	105,235
Series 2017-1:
Class A2, 1.5639% 1/18/22 (a)(b)	10,000,000	10,031,545
Class C, 2.97% 1/18/22 (b)	575,000	579,394
GreatAmerica Leasing Receivables Funding LLC:
Series 2016-1 Class A3, 1.73% 6/20/19 (b)	800,000	799,679
Series 2017-1:
Class A2, 1.72% 4/22/19 (b)	100,000	99,975
Class A3, 2.06% 6/22/20 (b)	100,000	100,280
Hilton Grand Vacations Trust:
Series 2014-AA Class A, 1.77% 11/25/26 (b)	286,271	281,307
Series 2017-AA:
Class A, 2.66% 12/26/28 (b)	238,248	239,030
Class B, 2.96% 12/26/28 (b)	163,504	164,600
Honda Auto Receivables Owner Trust Series 2016-4 Class A4, 1.65% 1/18/23	805,000	798,139
Huntington Auto Trust Series 2016-1:
Class A2, 1.29% 5/15/19	10,000,000	9,996,632
Class A4, 1.93% 4/15/22	725,000	729,470
Hyundai Auto Lease Securitization Trust:
Series 2015-A Class A4, 1.65% 8/15/19 (b)	1,315,000	1,315,150
Series 2015-B Class A3, 1.4% 11/15/18 (b)	554,738	554,698
Series 2016-A:
Class A2A, 1.21% 6/17/19	2,846,901	2,845,381
Class A3, 2.01% 7/15/19 (b)	395,000	395,309
Series 2016-B Class A4, 1.68% 4/15/20 (b)	235,000	235,096
Series 2016-C Class A4, 1.65% 7/15/20 (b)	645,000	644,185
Series 2017-A Class A2A, 1.56% 7/15/19 (b)	5,000,000	4,994,733
Hyundai Auto Receivables Trust:
Series 2015-A Class A3, 1.05% 4/15/19	272,268	271,979
Series 2016-B Class A2, 1.12% 10/15/19	6,872,395	6,863,630
Series 2017-A:
Class A2A, 1.48% 2/18/20	5,000,000	5,001,650
Class B, 2.38% 4/17/23	340,000	342,065
Hyundai Floorplan Master Owner Trust Series 2016-1A Class A1, 1.8939% 3/15/21 (a)(b)	3,000,000	3,022,388
John Deere Owner Trust:
Series 2015-A Class A3, 1.32% 6/17/19	260,455	260,434
Series 2015-B Class A2, 0.98% 6/15/18	73,780	73,769
Series 2016-A Class A3, 1.36% 4/15/20	790,000	788,998
Series 2016-B Class A3, 1.25% 6/15/20	480,000	477,959
Series 2017-A Class A2, 1.5% 10/15/19	9,303,000	9,308,551
Kubota Credit Owner Trust Series 2015-1A Class A3, 1.54% 3/15/19 (b)	967,589	967,992
Madison Park Funding Ltd. Series 2014-14A Class A2R, 2.2762% 7/20/26 (a)(b)	1,055,000	1,054,464
Mercedes-Benz Auto Lease Trust:
Series 2016-A:
Class A2A, 1.34% 7/16/18	2,082,331	2,082,235
Class A3, 1.52% 3/15/19	925,000	925,540
Series 2016-B Class A2, 1.25% 1/15/19	6,695,693	6,689,334
Series 2017-A Class A2B, 1.1891% 8/15/19 (a)	10,000,000	10,000,574
Mercedes-Benz Auto Receivables Trust Series 2016-1 Class A2A, 1.11% 3/15/19	15,653,718	15,642,552
Mercedes-Benz Master Owner Trust:
Series 2015-BA Class A, 1.3739% 4/15/20 (a)(b)	4,315,000	4,320,728
Series 2016-BA Class A, 1.6939% 5/17/21 (a)(b)	10,000,000	10,087,383
Series 2017-BA Class A, 1.4191% 5/16/22 (a)(b)	10,000,000	10,000,000
MMAF Equipment Finance LLC:
Series 2014-AA Class A3, 0.87% 1/8/19 (b)	565,208	564,462
Series 2015-AA Class A3, 1.39% 10/16/19 (b)	311,894	311,662
Series 2016-AA Class A3, 1.48% 6/15/20 (b)	765,000	762,151
Series 2017-AA:
Class A2, 1.73% 5/18/20 (b)	515,000	515,358
Class A3, 2.04% 2/16/22 (b)	345,000	345,995
MVW Owner Trust:
Series 2013-1A Class A, 2.15% 4/22/30 (b)	87,086	86,894
Series 2014-1A Class A, 2.25% 9/22/31 (b)	276,439	275,095
Series 2015-1A Class A, 2.52% 12/20/32 (b)	744,918	742,809
Nationstar HECM Loan Trust:
Series 2016-1A Class A, 2.9813% 2/25/26 (b)	181,807	181,865
Series 2016-2A Class A, 2.2394% 6/25/26 (b)	205,207	205,050
Series 2016-3A Class A, 2.0125% 8/25/26 (b)	118,441	118,207
Navient Student Loan Trust:
Series 2016-6A Class A1, 1.5036% 3/25/66 (a)(b)	3,619,980	3,628,590
Series 2017-1A Class A1, 1.4236% 7/26/66 (a)(b)	13,304,133	13,316,069
Series 2017-3A:
Class A1, 1.3606% 7/26/66 (a)(b)	6,820,000	6,820,179
Class A2, 1.6606% 7/26/66 (a)(b)	6,820,000	6,847,803
Nissan Auto Lease Trust:
Series 2015-A Class A3, 1.4% 6/15/18	408,129	408,122
Series 2016-B Class A4, 1.82% 1/18/22	1,105,000	1,103,631
Nissan Auto Receivables Owner Trust:
Series 2015-B Class A3, 1.34% 3/16/20	1,325,000	1,324,150
Series 2016-A:
Class A2A, 1.06% 2/15/19	2,330,979	2,329,395
Class A3, 1.34% 10/15/20	325,000	324,392
Series 2016-B Class A2A, 1.14% 4/15/19	3,296,131	3,292,975
Nissan Auto Receivables Trust Series 2016-C Class A2A, 1.07% 5/15/19	6,001,395	5,994,948
Nissan Master Owner Trust Receivables:
Series 2015-A:
Class A1, 1.3939% 1/15/20 (a)	5,000,000	5,008,078
Class A2, 1.44% 1/15/20	890,000	889,948
Series 2016-A:
Class A1, 1.6339% 6/15/21 (a)	5,000,000	5,029,828
Class A2, 1.54% 6/15/21	750,000	746,584
Series 2017-B Class A, 1.4191% 4/18/22 (a)	8,700,000	8,699,997
Novastar Home Equity Loan Trust Series 2006-1 Class A1A, 1.1836% 5/25/36 (a)	1,166,645	1,129,173
OZLM Ltd. Series 2014-8A Class A1AR, 0% 10/17/26 (a)(b)	1,195,000	1,194,403
Santander Drive Auto Receivables Trust:
Series 2014-3 Class D, 2.65% 8/17/20	210,000	212,003
Series 2015-3 Class D, 3.49% 5/17/21	1,045,000	1,066,051
Series 2015-4 Class D, 3.53% 8/16/21	530,000	540,411
Series 2015-5:
Class C, 2.74% 12/15/21	1,565,000	1,574,141
Class D, 3.84% 12/15/21	745,000	763,500
Series 2016-1 Class B, 2.47% 12/15/20	375,000	377,441
Series 2017-1:
Class B, 2.1% 6/15/21	115,000	115,150
Class C, 2.58% 5/16/22	140,000	140,403
Securitized Term Auto Receivables Trust:
Series 2016-1A Class A2A, 1.284% 11/26/18 (b)	7,153,505	7,146,156
Series 2017-1A Class A2A, 1.46% 4/25/19 (b)	6,047,000	6,043,860
Sierra Receivables Funding Co., LLC Series 2016-2A Class A, 2.33% 7/20/33 (b)	307,701	307,931
Sierra Timeshare Receivables Funding Co. LLC:
Series 2014-2A Class A, 2.05% 6/20/31 (b)	136,912	136,401
Series 2014-3A Class A, 2.3% 10/20/31 (b)	191,817	191,985
Series 2015-1A Class A, 2.4% 3/22/32 (b)	1,574,952	1,579,975
Series 2015-2A Class 2, 2.43% 6/20/32 (b)	367,291	367,250
Series 2015-3A Class A, 2.58% 9/20/32 (b)	378,404	379,766
Series 2017-1A Class A, 2.91% 3/20/34 (b)	320,185	323,859
SLM Student Loan Trust:
Series 2007-5 Class A5, 1.2362% 1/25/24 (a)	6,021,175	6,012,841
Series 2008-4 Class A4, 2.8062% 7/25/22 (a)	86,191	87,768
Series 2008-5 Class A4, 2.8562% 7/25/23 (a)	514,304	527,983
Series 2008-9 Class A, 2.6562% 4/25/23 (a)	366,451	374,667
Series 2010-1 Class A, 1.4236% 3/25/25 (a)	1,353,634	1,332,209
Smart ABS Trust Series 2016-2U.S. Class A2A, 1.46% 8/14/19	1,695,000	1,687,544
SMART Trust Series 2015-3U.S. Class A3A, 1.66% 8/14/19	1,210,000	1,206,613
Springleaf Funding Trust Series 2016-AA Class A, 2.9% 11/15/29 (b)	405,000	407,583
Suntrust Auto Receivables Trust Series 2015-1A Class A3, 1.42% 9/16/19 (b)	862,333	862,391
Synchrony Credit Card Master Note Trust:
Series 2013-1 Class B, 1.69% 3/15/21	1,035,000	1,034,014
Series 2014-1 Class A, 1.61% 11/15/20	10,370,000	10,380,000
Series 2015-1 Class B, 2.64% 3/15/23	550,000	555,205
Series 2015-2 Class A, 1.6% 4/15/21	1,325,000	1,326,438
Series 2015-4 Class B, 2.62% 9/15/23	435,000	438,419
Series 2016-1 Class A, 2.04% 3/15/22	1,785,000	1,794,748
TCF Auto Receivables Owner Trust Series 2016-1A Class A2, 1.39% 11/15/19 (b)	1,844,651	1,842,999
Towd Point Mortgage Trust Series 2017-1 Class A1, 2.75% 10/25/56 (a)(b)	1,167,737	1,175,657
Toyota Auto Receivables Owner Trust Series 2016-B Class A2A, 1.26% 10/15/18	2,760,758	2,759,102
Toyota Auto Receivables Owners Trust Series 2016-A Class A2A, 1.03% 7/16/18	1,976,953	1,976,174
Toyota Auto Receivables Trust Series 2016-C Class A2A, 1% 1/15/19	4,120,840	4,116,215
Verizon Owner Trust:
Series 2016-1A Class A, 1.42% 1/20/21 (b)	7,812,000	7,783,783
Series 2016-2A:
Class A, 1.68% 5/20/21 (b)	1,115,000	1,115,324
Class B, 2.15% 5/20/21 (b)	755,000	756,960
Class C, 2.36% 5/20/21 (b)	600,000	601,533
Series 2017-1A:
Class B, 2.45% 9/20/21 (b)	235,000	237,103
Class C, 2.65% 9/20/21 (b)	315,000	318,109
Volkswagen Auto Loan Enhanced Trust:
Series 2014-1 Class A3, 0.91% 10/22/18	13,370	13,360
Series 2014-2 Class A4, 1.39% 5/20/21	1,380,000	1,377,591
Volkswagen Credit Auto Master Trust Series 2014-1A:
Class A1, 1.3428% 7/22/19 (a)(b)	10,000,000	10,001,410
Class A2, 1.4% 7/22/19 (b)	1,290,000	1,289,818
Volvo Financial Equipment LLC:
Series 2014-1A Series C, 1.94% 11/15/21 (b)	605,000	605,806
Series 2016-1A:
Class A2, 1.44% 10/15/18 (b)	2,780,147	2,781,023
Class A3, 1.67% 2/18/20 (b)	400,000	400,311
Series 2017-1A Class A2, 1.55% 10/15/19 (b)	10,000,000	10,000,793
Wendys Funding LLC Series 2015-1A Class A2I, 3.371% 6/15/45 (b)	1,314,975	1,327,375
Wheels SPV LLC Series 2015-1A Class A2, 1.27% 4/22/24 (b)	133,137	132,990
World Omni Auto Receivables Trust Series 2015-B Class A3, 1.49% 12/15/20	730,000	730,075
World Omni Automobile Lease Securitization Trust:
Series 2015-A Class A2A, 1.06% 5/15/18	801,945	801,634
Series 2016-A Class A3, 1.45% 8/15/19	1,070,000	1,066,050
TOTAL ASSET-BACKED SECURITIES
(Cost $661,919,747)		662,672,366

Collateralized Mortgage Obligations - 0.8%
Private Sponsor - 0.1%
Banc of America Mortgage Securities, Inc.:
Series 2004-A Class 2A2, 3.5926% 2/25/34 (a)	14,886	14,934
Series 2004-H Class 2A2, 3.1955% 9/25/34 (a)	55,415	54,773
COLT Mortgage Loan Trust Series 2017-1:
Class A1, 2.614% 5/27/47 (b)	1,240,000	1,243,989
Class A3, 3.074% 5/27/47 (b)	112,094	113,943
COMM Mortgage Trust Series 2016-CR28 Class A1, 1.77% 2/10/49	186,167	186,285
GS Mortgage-Backed Securites Trust Series 2014-EB1A Class 2A1, 2.4769% 7/25/44 (a)(b)	163,282	162,833
Kubota Credit Owner Trust sequential payer Series 2016-1A Class A3, 1.67% 7/15/20 (b)	340,000	338,134
Mill City Mortgage Loan Trust Series 2016-1 Class A1, 2.5% 4/25/57 (b)	259,929	260,109
Towd Point Mortgage Trust:
Series 2015-4 Class A1B, 2.75% 4/25/55 (b)	720,163	725,089
Series 2015-5 Class A1B, 2.75% 5/25/55 (b)	673,399	678,087
Series 2016-1:
Class A1B, 2.75% 2/25/55 (b)	395,352	398,094
Class A3B, 3% 2/25/55 (b)	486,320	491,198
Series 2016-2 Class A1A, 2.75% 8/25/55 (b)	423,890	426,232
Series 2016-3 Class A1, 2.25% 4/25/56 (b)	110,921	110,470
Series 2017-2 Class A1, 2.75% 4/25/57 (a)(b)	765,000	770,312
WaMu Mortgage pass-thru certificates Series 2005-AR12 Class 2A1, 3.0619% 9/25/35 (a)	28,553	28,611
Wells Fargo Mortgage Backed Securities Trust Series 2004-G Class A3, 3.044% 6/25/34 (a)	27,401	27,497

TOTAL PRIVATE SPONSOR		6,030,590

U.S. Government Agency - 0.7%
Fannie Mae:
floater:
Series 2003-31 Class FM, 1.5236% 4/25/33 (a)	1,561,448	1,572,924
Series 2015-27 Class KF, 1.3236% 5/25/45 (a)	4,191,006	4,185,091
Series 2016-85:
Class FG, 1.5236% 11/25/46 (a)	1,233,119	1,242,561
Class FA, 1.5236% 11/25/46 (a)	1,178,820	1,187,968
floater planned amortization class Series 2004-52 Class PF 1.4736% 12/25/33 (a)	1,228,554	1,230,022
sequential payer Series 2012-114 Class DF, 1.4236% 8/25/39 (a)	25,131	25,189
sequential payer floater:
Series 2005-74 Class DF, 1.3736% 7/25/35 (a)	4,133,788	4,143,174
Series 2005-83 Class FP, 1.3536% 10/25/35 (a)	3,800,856	3,800,016
Series 2016-42 Class FL, 1.3736% 7/25/46 (a)	12,894,592	12,930,353
Series 2016-83 Class FA, 1.5236% 11/25/46 (a)	668,052	673,046
Fannie Mae Connecticut Avenue Securities floater:
Series 2016-C01 Class 2M1, 3.1236% 8/25/28 (a)	926,473	936,992
Series 2016-C02 Class 1M1, 3.1736% 9/25/28 (a)	279,894	283,589
Series 2016-C07 Class 2M1, 2.3236% 4/25/29 (a)	259,280	260,764
Series 2017-C01 Class 1M1, 2.3236% 7/25/29 (a)	949,666	957,434
Series 2017-C02, Class 2M1, 2.1736% 9/25/29 (a)	1,214,631	1,220,916
Series 2017-C03 Class 1M1, 1.9736% 10/25/29 (a)	1,508,996	1,511,948
Series 2017-C04 Class 2M1, 1.8947% 11/25/29 (a)	990,000	990,727
FHLMC Structured Agency Credit Risk Debt Notes:
floater:
Series 2014-HQ2 Class M1, 2.4406% 9/25/24 (a)	134,443	134,761
Series 2015-DNA1 Class M1, 1.8906% 10/25/27 (a)	255,296	255,649
Series 2015-HQ2 Class M1, 2.0906% 5/25/25 (a)	81,234	81,365
Series 2016-DNA1 Class M1, 2.4406% 7/25/28 (a)	599,052	601,366
Series 2016-HQA1 Class M1, 2.7406% 9/25/28 (a)(d)	140,455	141,254
Series 2017-DNA2 Class M1, 2.1861% 10/25/29 (a)	1,498,232	1,511,199
Series 2017-HQA1 Class M1, 2.1906% 8/25/29 (a)	1,088,973	1,095,280
Series 2017-DNA1 Class M1, 2.1906% 7/25/29 (a)	677,343	682,910
3.8736% 4/25/28 (a)	398,543	412,270
Freddie Mac:
floater Series 4604 Class FB, 1.3891% 8/15/46 (a)	11,950,087	11,986,532
floater planned amortization class:
Series 2953 Class LF, 1.2891% 12/15/34 (a)	1,320,910	1,321,178
Series 4057 Class EF, 1.3391% 12/15/41 (a)	10,869,634	10,858,757
floater sequential payer Series 3046 Class F, 1.3591% 3/15/33 (a)	1,769,338	1,768,768
sequential payer Series 4226 Class EF, 1.3391% 12/15/35 (a)	3,856,895	3,863,321
Series 4448 Class JA, 4% 11/15/36	190,000	199,707

TOTAL U.S. GOVERNMENT AGENCY		72,067,031

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $77,955,997)		78,097,621

Commercial Mortgage Securities - 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2014-IP Class A, 2.8076% 6/15/28 (a)(b)	1,070,000	1,074,533
Banc of America Commercial Mortgage Trust Series 2007-4 Class AM, 6.1028% 2/10/51 (a)	43,447	43,566
Barclays Commercial Mortgage Securities LLC floater Series 2015-RRI Class A, 2.1439% 5/15/32 (a)(b)	2,468,326	2,471,413
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class A, 2.3939% 12/15/27 (a)(b)	3,820,540	3,827,727
Citigroup Commercial Mortgage Trust:
Series 13-GC15 Class A1, 1.378% 9/10/46	19,352	19,344
Series 2007-C6 Class A4, 5.922% 12/10/49 (a)	302,677	302,421
Series 2014-GC19 Class A1, 1.199% 3/10/47	69,385	69,330
Series 2014-GC21 Class A1, 1.242% 5/10/47	315,512	314,470
Series 2014-GC25 Class A1, 1.485% 10/10/47	77,152	77,099
Series 2015-GC27 Class A1, 1.353% 2/10/48	458,905	456,835
Series 2015-GC31 Class A1, 1.637% 6/10/48	830,732	829,809
Series 2015-GC33 Class A1, 1.643% 9/10/58	290,705	289,620
Series 2015-P1 Class A1, 1.648% 9/15/48	291,296	291,094
CLNS Trust floater Series 2017-IKPR Class A, 1.8% 6/11/32 (a)(b)(c)	515,000	515,475
COMM Mortgage Trust:
Series 2014-CR15 Class A1, 1.218% 2/10/47	413,224	412,322
Series 2014-CR17 Class A1, 1.275% 5/10/47	200,501	199,990
Series 2014-CR18 Class A1, 1.442% 7/15/47	307,939	307,656
Series 2014-CR19 Class A1, 1.415% 8/10/47	301,296	300,447
Series 2014-CR20 Class A1, 1.324% 11/10/47	211,129	210,384
Series 2014-CR21 Class A1, 1.494% 12/10/47	121,898	121,644
Series 2014-LC15 Class A1, 1.259% 4/10/47	365,719	364,719
Series 2014-LC17 Class A1, 1.381% 10/10/47	224,509	223,835
Series 2014-UBS2 Class A1, 1.298% 3/10/47	249,631	249,141
Series 2014-UBS4 Class A1, 1.309% 8/10/47	121,144	120,816
Series 2014-UBS5 Class A1, 1.373% 9/10/47	225,125	225,037
Series 2014-UBS6 Class A1, 1.445% 12/10/47	333,588	333,001
Series 2015-CCRE26 Class A1, 1.604% 10/10/48	405,753	404,706
Series 2015-CR22 Class A1, 1.569% 3/10/48	154,496	154,290
Series 2015-LC23 Class A2, 3.221% 10/10/48	1,400,000	1,444,707
Series 2015-PC1 Class A1, 1.667% 7/10/50	1,027,609	1,028,307
COMM Mortgage Trust pass-thru certificates Series 2014-TWC Class A, 1.84% 2/13/32 (a)(b)	400,000	400,753
CSAIL Commercial Mortgage Trust:
Series 2015-C1 Class A1, 1.684% 4/15/50	192,617	192,323
Series 2015-C2 Class A1, 1.4544% 6/15/57	1,288,030	1,282,172
Series 2015-C3 Class A1, 1.7167% 8/15/48	562,645	561,132
Series 2015-C4 Class A1, 2.0102% 11/15/48	638,250	639,188
Series 2016-C5 Class A1, 1.7466% 11/15/48 (a)	159,112	158,674
CSMC Series 2015-TOWN Class A, 2.2444% 3/15/28 (a)(b)	3,644,000	3,641,014
Freddie Mac pass-thru certificates:
Series 2013-K502 Class A2, 1.426% 8/25/17	429,752	429,460
Series K712 Class A1, 1.369% 5/25/19	71,503	71,441
GAHR Commercial Mortgage Trust floater Series 2015-NRF Class AFL1, 2.2939% 12/15/34 (a)(b)	1,029,637	1,031,043
GS Mortgage Securities Trust:
floater Series 2014-GSFL Class A, 1.9939% 7/15/31 (a)(b)	460	455
sequential payer Series 2013-GC13 Class A1, 1.206% 7/10/46	54,453	54,422
Series 2014-GC22 Class A1, 1.29% 6/10/47	230,095	229,411
Series 2014-GC24 Class A1, 1.509% 9/10/47	434,178	432,725
Series 2015-GC28 Class A1, 1.528% 2/10/48	744,140	741,932
Series 2015-GC32 Class A1, 1.593% 7/10/48	301,012	300,684
Series 2016-GS3 Class A1, 1.429% 10/10/49	184,861	183,096
Hospitality Mortgage Trust floater Series 2017-HIT Class A, 1.85% 5/8/30 (a)(b)	510,000	510,328
Hyatt Hotel Portfolio Trust floater Series 2015-HYT Class A, 2.244% 11/15/29 (a)(b)	1,314,000	1,316,035
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 Class A1, 1.949% 1/15/49	536,054	537,880
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A1, 1.322% 8/15/47	208,854	208,374
Series 2014-C19 Class A1, 1.2661% 4/15/47	115,283	115,143
Series 2014-C22 Class A1, 1.451% 9/15/47	118,870	118,686
Series 2014-C23 Class A1, 1.6502% 9/15/47	159,077	159,159
Series 2014-C24 Class A1, 1.5386% 11/15/47	91,683	91,551
Series 2014-C26 Class A1, 1.5962% 1/15/48	1,121,904	1,121,020
Series 2015-C27 Class A1, 1.4137% 2/15/48	634,474	632,468
Series 2015-C28 Class A1, 1.4451% 10/15/48	1,045,645	1,042,362
JPMBB Commercial Mortgage Secutities Trust Series 2015-C29 Class A1, 1.6255% 5/15/48	328,742	328,401
JPMCC Commercial Mortgage Securities Trust Series 2016-JP3 Class A1, 1.4615% 8/15/49	560,711	555,499
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2014-BXH Class A, 1.8891% 4/15/27 (a)(b)	2,301,871	2,306,951
Series 2014-FL5 Class A, 1.9739% 7/15/31 (a)(b)	1,064,126	1,064,791
Series 2006-LDP7 Class AM, 6.1382% 4/17/45 (a)	17,217	17,186
Series 2014-C20 Class A1, 1.2682% 7/15/47	249,520	248,750
Series 2016-WP Class TA, 2.4439% 10/15/33 (a)(b)	1,293,000	1,299,470
Lone Star Portfolio Trust floater Series 2015-LSP Class A1A2, 2.7939% 9/15/28 (a)(b)	1,503,078	1,507,825
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C7 Class A2, 1.863% 2/15/46	2,170,643	2,173,687
Series 2014-C18 Class A1, 1.686% 10/15/47	162,692	162,805
Series 2014-C14 Class A1, 1.25% 2/15/47	79,011	78,737
Series 2014-C16 Class A1, 1.294% 6/15/47	126,822	126,604
Series 2014-C17 Class A1, 1.551% 8/15/47	339,304	338,922
Series 2014-C19 Class A1, 1.573% 12/15/47	698,177	696,821
Series 2015-C24 Class A1, 1.706% 5/15/48	501,375	500,301
Series 2016-C30 Class A1, 1.389% 9/15/49	297,843	294,514
Morgan Stanley Capital I Trust Series 2015-MS1 Class A1, 1.638% 5/15/48	555,648	555,004
Waldorf Astoria Boca Raton Trust floater Series 2016-BOCA Class A, 2.3439% 6/15/29 (a)(b)	1,833,000	1,837,607
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18 Class A1, 1.437% 12/15/47	808,364	806,238
Series 2015-C26 Class A1, 1.454% 2/15/48	399,946	398,821
Series 2015-C27 Class A1, 1.73% 2/15/48	1,083,514	1,084,270
Series 2015-C28 Class A1, 1.531% 5/15/48	412,584	411,706
Series 2015-C31 Class A1, 1.679% 11/15/48	727,427	726,859
Series 2015-LC20 Class A1, 1.471% 4/15/50	716,767	714,938
Series 2015-NXS2 Class A2, 3.02% 7/15/58	1,180,000	1,208,147
Series 2015-SG1 Class A1, 1.568% 9/15/48	385,054	384,645
Series 2016-C32 Class A1, 1.577% 1/15/59	434,822	433,352
Series 2016-LC24 Class A1, 1.441% 10/15/49	308,784	307,031
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C16 Class A1, 1.406% 9/15/46	114,607	114,519
Series 2013-C17 Class A1, 1.154% 12/15/46	132,607	132,260
Series 2013-UBS1 Class A1, 1.122% 3/15/46	122,870	122,424
Series 2014-C20 Class A1, 1.283% 5/15/47	385,326	384,109
Series 2014-C21 Class A1, 1.413% 8/15/47	505,398	503,996
Series 2014-C22 Class A1, 1.479% 9/15/57	327,650	326,877
Series 2014-C23 Class A1, 1.663% 10/15/57	176,433	176,499
Series 2014-C24 Class A1, 1.39% 11/15/47	74,014	73,787
Series 2014-LC14 Class A1, 1.193% 3/15/47	201,949	201,370
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $55,542,012)		55,492,392

Municipal Securities - 0.4%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 0.94% 6/7/17, VRDN (a)(e)	5,900,000	5,900,000
Florida State Board Administration Fin. Corp. Series 2016 A, 2.163% 7/1/19	1,085,000	1,094,049
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2012, 1.2%, tender 6/1/17 (a)(e)	9,000,000	9,000,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.) Series 2010 B, 1.4% 6/1/17, VRDN (a)	20,000,000	20,000,000
Univ. of California Revs. Bonds Series 2011 Y1, 1.495%, tender 6/1/17 (a)	445,000	445,000
TOTAL MUNICIPAL SECURITIES
(Cost $36,430,000)		36,439,049

Bank Notes - 0.2%
Capital One NA 1.85% 9/13/19	1,525,000	1,514,445
Citizens Bank NA 2.3% 12/3/18	335,000	336,492
RBS Citizens NA 2.5% 3/14/19	1,200,000	1,210,208
Regions Bank 7.5% 5/15/18	289,000	304,193
Regions Financial Corp. 2.25% 9/14/18	785,000	787,656
Union Bank NA 2.125% 6/16/17	1,330,000	1,330,414
Wells Fargo Bank NA 1.65% 1/22/18	10,000,000	10,010,220
TOTAL BANK NOTES
(Cost $15,481,137)		15,493,628

Commercial Paper - 1.3%
Barclays Bank PLC/Barclays U.S. CCP Funding LLC yankee 1.3% 7/5/17	10,000,000	9,989,529
Canadian Imperial Bank of Commerce 1.405% 11/2/17 (a)	10,000,000	10,014,790
CVS Health Corp. 1.12% 6/2/17	9,000,000	8,999,428
Dominion Resources, Inc. 1.32% 7/5/17	10,000,000	9,987,896
Ford Motor Credit Co. LLC 0% 9/1/17	2,795,000	2,784,624
Ontario Teachers' Finance Trust yankee:
1.18% 6/23/17	$5,000,000	$4,997,049
1.36% 11/10/17	9,000,000	8,951,263
Rogers Communications, Inc. yankee:
1.25% 6/12/17	2,200,000	2,199,138
1.25% 6/20/17	10,000,000	9,993,344
1.26% 6/6/17	4,000,000	3,999,229
1.37% 7/25/17	11,000,000	10,978,523
Sempra Global:
1.25% 6/6/17	5,000,000	4,999,036
1.27% 6/28/17	5,000,000	4,995,213
1.45% 8/28/17	10,000,000	9,966,427
UBS AG London Branch 1.1794% 12/22/17 (a)	10,000,000	9,998,640
UnitedHealth Group, Inc. 1.11% 6/15/17	3,000,000	2,998,580
Vodafone Group PLC yankee:
1.6% 9/5/17	3,000,000	2,988,821
1.6% 9/12/17	12,000,000	11,951,224
VW Credit, Inc. 0% 9/18/17	1,540,000	1,533,285
TOTAL COMMERCIAL PAPER
(Cost $132,289,785)		132,326,039
	Shares	Value

Fixed-Income Funds - 3.2%
Bank Loan Funds - 3.2%
Fidelity Floating Rate High Income Fund (f)
(Cost $322,872,524)	33,066,444	319,752,512

Short-Term Funds - 59.1%
Short-Term Funds - 59.1%
BlackRock Low Duration Bond Portfolio Investor A Shares	43,750,966	421,759,317
Delaware Limited-Term Diversified Income Fund - Class A	25,891,579	220,337,339
Fidelity Conservative Income Bond Fund Institutional Class (f)	95,730,787	961,137,099
Fidelity Short-Term Bond Fund (f)	94,755,484	817,739,827
Janus Short-Term Bond Fund - Class T	78,045,100	236,476,654
JPMorgan Short Duration Bond Fund Class A	28,927,153	312,991,800
Metropolitan West Low Duration Bond Fund - Class M	67,454,828	588,880,648
PIMCO Enhanced Short Maturity Active ETF	3,958,945	402,624,707
PIMCO Short-Term Fund - Administrator Class	172,990,921	1,698,770,823
Prudential Short-Term Corporate Bond Fund, Inc. Class A	17,862,432	197,915,744
TOTAL SHORT-TERM FUNDS
(Cost $5,858,602,053)		5,858,633,958

Money Market Funds - 10.6%
Fidelity Cash Central Fund, 0.86% (g)	58,184,120	58,195,757
Fidelity Investments Money Market Government Portfolio Institutional Class 0.69% (f)(h)	760,371,043	760,371,043
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.02%(f)	225,507,734	225,552,835
State Street Institutional U.S. Government Money Market Fund Premier Class 0.72%(h)	12,590,474	12,590,474
TOTAL MONEY MARKET FUNDS
(Cost $1,056,710,109)		1,056,710,109
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $9,934,367,554)		9,938,471,925
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(17,534,804)
NET ASSETS - 100%		$9,920,937,121

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
336 CBOT 2-Year U.S. Treasury Note Contracts (United States)	Sept. 2017	72,738,750	$67,709
Sold
Treasury Contracts
134 CBOT 10-Year U.S. Treasury Note Contracts (United States)	Sept. 2017	16,923,781	(53,606)
TOTAL FUTURES CONTRACTS			$14,103

The face value of futures purchased as a percentage of Net Assets is 0.7%

The face value of futures sold as a percentage of Net Assets is 0.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $537,855,042 or 5.4% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (f) Affiliated Fund

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$217,704
Fidelity Securities Lending Cash Central Fund	13,990
Total	$231,694

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$407,582,010	$555,896,700	$3,108,021	$8,075,857	$961,137,099
Fidelity Conservative Income Municipal Bond Fund Institutional Class	31,749,413	46,189,890	77,853,860	179,940	--
Fidelity Floating Rate High Income Fund	258,214,134	84,285,518	31,306,369	12,876,102	319,752,512
Fidelity Investments Money Market Government Portfolio Institutional Class 0.69%	--	975,860,237	215,489,194	2,643,868	760,371,043
Fidelity Investments Money Market Portfolio Institutional Class 1.09%	185,202,811	--	185,202,811	40,059	--
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.02%	--	225,552,835	--	44,306	225,552,835
Fidelity Short-Term Bond Fund	634,165,507	187,383,646	4,869,748	9,051,555	817,739,827
Total	$1,516,913,875	$2,075,168,826	$517,830,003	$32,911,687	$3,084,553,316

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,616,282,228	$--	$1,616,282,228	$--
U.S. Government and Government Agency Obligations	73,715,063	--	73,715,063	--
U.S. Government Agency - Mortgage Securities	32,856,960	--	32,856,960	--
Asset-Backed Securities	662,672,366	--	662,672,366	--
Collateralized Mortgage Obligations	78,097,621	--	78,097,621	--
Commercial Mortgage Securities	55,492,392	--	55,492,392	--
Municipal Securities	36,439,049	--	36,439,049	--
Bank Notes	15,493,628	--	15,493,628	--
Commercial Paper	132,326,039	--	132,326,039	--
Fixed-Income Funds	319,752,512	319,752,512	--	--
Short-Term Funds	5,858,633,958	5,858,633,958	--	--
Money Market Funds	1,056,710,109	1,056,710,109	--	--
Total Investments in Securities:	$9,938,471,925	$7,235,096,579	$2,703,375,346	$--
Derivative Instruments:
Assets
Futures Contracts	$67,709	$67,709	$--	$--
Total Assets	$67,709	$67,709	$--	$--
Liabilities
Futures Contracts	$(53,606)	$(53,606)	$--	$--
Total Liabilities	$(53,606)	$(53,606)	$--	$--
Total Derivative Instruments:	$14,103	$14,103	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$67,709	$(53,606)
Total Interest Rate Risk	67,709	(53,606)
Total Value of Derivatives	$67,709	$(53,606)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,797,262,668)	$6,795,722,851
Fidelity Central Funds (cost $58,195,757)	58,195,757
Affiliated issuers (cost $3,078,909,129)	3,084,553,317
Total Investments (cost $9,934,367,554)		$9,938,471,925
Cash		1,387,706
Receivable for investments sold		2,980,900
Receivable for fund shares sold		7,266,044
Dividends receivable		3,331,937
Interest receivable		6,457,488
Distributions receivable from Fidelity Central Funds		55,606
Prepaid expenses		44,485
Other receivables		115,273
Total assets		9,960,111,364
Liabilities
Payable for investments purchased
Regular delivery	$25,976,507
Delayed delivery	4,144,240
Payable for fund shares redeemed	7,143,321
Distributions payable	1,014,834
Accrued management fee	243,082
Payable for daily variation margin for derivative instruments	13,594
Other affiliated payables	469,247
Other payables and accrued expenses	169,418
Total liabilities		39,174,243
Net Assets		$9,920,937,121
Net Assets consist of:
Paid in capital		$9,931,226,218
Undistributed net investment income		3,075,139
Accumulated undistributed net realized gain (loss) on investments		(17,482,710)
Net unrealized appreciation (depreciation) on investments		4,118,474
Net Assets, for 986,722,898 shares outstanding		$9,920,937,121
Net Asset Value, offering price and redemption price per share ($9,920,937,121 ÷ 986,722,898 shares)		$10.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$53,347,164
Affiliated issuers		32,911,687
Interest		35,345,862
Income from Fidelity Central Funds		231,694
Total income		121,836,407
Expenses
Management fee	$23,588,277
Transfer agent fees	4,129,817
Accounting fees	1,308,946
Custodian fees and expenses	62,974
Independent trustees' fees and expenses	96,736
Registration fees	160,684
Audit	68,195
Legal	43,084
Miscellaneous	164,320
Total expenses before reductions	29,623,033
Expense reductions	(20,891,725)	8,731,308
Net investment income (loss)		113,105,099
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,222,836)
Fidelity Central Funds	91
Affiliated issuers	(1,708,573)
Futures contracts	(38,742)
Realized gain distributions from underlying funds:
Unaffiliated issuers	1,286,501
Affiliated issuers	116,789
Total net realized gain (loss)		(1,566,770)
Change in net unrealized appreciation (depreciation) on: Investment securities	28,514,922
Futures contracts	14,103
Total change in net unrealized appreciation (depreciation)		28,529,025
Net gain (loss)		26,962,255
Net increase (decrease) in net assets resulting from operations		$140,067,354

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$113,105,099	$78,391,488
Net realized gain (loss)	(1,566,770)	(13,672,397)
Change in net unrealized appreciation (depreciation)	28,529,025	(20,489,082)
Net increase (decrease) in net assets resulting from operations	140,067,354	44,230,009
Distributions to shareholders from net investment income	(106,812,751)	(79,865,336)
Distributions to shareholders from net realized gain	–	(4,355,761)
Total distributions	(106,812,751)	(84,221,097)
Share transactions
Proceeds from sales of shares	5,170,553,145	2,087,345,698
Reinvestment of distributions	100,841,024	84,143,145
Cost of shares redeemed	(1,977,465,881)	(2,800,007,460)
Net increase (decrease) in net assets resulting from share transactions	3,293,928,288	(628,518,617)
Total increase (decrease) in net assets	3,327,182,891	(668,509,705)
Net Assets
Beginning of period	6,593,754,230	7,262,263,935
End of period	$9,920,937,121	$6,593,754,230
Other Information
Undistributed net investment income end of period	$3,075,139	$–
Distributions in excess of net investment income end of period	$–	$(4,252,047)
Shares
Sold	515,147,452	208,925,720
Issued in reinvestment of distributions	10,048,630	8,414,508
Redeemed	(197,070,314)	(280,149,151)
Net increase (decrease)	328,125,768	(62,808,923)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Short Duration Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.01	$10.07	$10.10	$10.09	$10.06
Income from Investment Operations
Net investment income (loss)A	.136	.115	.095	.077	.087
Net realized and unrealized gain (loss)	.033	(.051)	(.028)	.020	.040
Total from investment operations	.169	.064	.067	.097	.127
Distributions from net investment income	(.129)	(.118)	(.093)	(.079)	(.089)
Distributions from net realized gain	–	(.006)	(.004)	(.008)	(.008)
Total distributions	(.129)	(.124)	(.097)	(.087)	(.097)
Net asset value, end of period	$10.05	$10.01	$10.07	$10.10	$10.09
Total ReturnB	1.69%	.64%	.66%	.96%	1.27%
Ratios to Average Net AssetsC
Expenses before reductions	.36%	.36%	.35%	.36%	.38%
Expenses net of fee waivers, if any	.10%	.11%	.10%	.11%	.13%
Expenses net of all reductions	.10%	.11%	.10%	.11%	.13%
Net investment income (loss)	1.36%	1.15%	.94%	.76%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$9,920,937	$6,593,754	$7,262,264	$5,869,152	$6,225,396
Portfolio turnover rateD	26%	33%	16%	31%	17%E

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 D Amount does not include the portfolio activity of any Underlying Funds.

 E Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, market discount, amortization of premium, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$32,029,579
Gross unrealized depreciation	(29,393,173)
Net unrealized appreciation (depreciation) on securities	$2,636,406
Tax Cost	$9,935,835,519

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,319,964
Capital loss carryforward	$(15,130,195)
Net unrealized appreciation (depreciation) on securities and other investments	$2,636,406

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,590,072)
Long-term	(12,540,123)
Total capital loss carryforward	$(15,130,195)

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$106,812,751	$ 82,043,216
Long-term Capital Gains	–	2,177,881
Total	$106,812,751	$ 84,221,097

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

During the period the Fund recognized net realized gain (loss) of $(38,742) and a change in net unrealized appreciation (depreciation) of $14,103 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, and U.S. government securities, aggregated $4,853,763,414 and $1,708,383,992, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions, and is paid by the investment adviser or an affiliate.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund and Securities Lending Cash Central Fund seek preservation of capital and current income and are managed by FIMM, an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20,653 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,990.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $20,849,026.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $42,041.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $658.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Conservative Income Bond Fund	13%
Fidelity Investments Money Market Prime Reserves Portfolio	11%
Fidelity Short-Term Bond Fund	13%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Short Duration Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Short Duration Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Actual	.10%	$1,000.00	$1,009.50	$.50
Hypothetical-C		$1,000.00	$1,024.43	$.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 1.82% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ASD-ANN-0717
1.934458.105

Strategic Advisers® Core Multi-Manager Fund Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Multi-Manager Fund	17.03%	14.49%	14.23%

 A From November 16, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,901	Strategic Advisers® Core Multi-Manager Fund
$21,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 17%, slightly trailing the benchmark S&P 500®. Underlying managers focused on growth and emphasizing economically sensitive market sectors aided the Fund’s relative performance, as growth-oriented stocks and strategies generally delivered the best results this period. Sub-adviser AllianceBernstein was the top relative contributor, as its momentum-oriented approach toward seeking companies that it believes have the potential to generate strong earnings growth helped it over- and underweight the right sectors this period. Sub-adviser JPMorgan Investment Management’s all-weather, large-cap core strategy also contributed, bolstered by its emphasis on economically sensitive market sectors and corresponding de-emphasis of more defensive groups. The U.S. Equity strategy managed by sub-adviser FIAM® contributed slightly. FIAM’s emphasis on valuation led it to underweight real estate and consumer staples – sectors FIAM believed were overvalued – and to overweight financials and energy. There were no relative detractors this period, as the four managers in the Fund all contributed something to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.(a)	3.1	2.1
Alphabet, Inc. Class C	3.1	2.8
Microsoft Corp.	2.6	2.2
PepsiCo, Inc.	2.1	1.5
Honeywell International, Inc.	2.0	2.4
Bank of America Corp.(a)	1.7	1.9
Northrop Grumman Corp.	1.5	0.9
McDonald's Corp.	1.5	0.0
Amazon.com, Inc.	1.4	0.7
Norfolk Southern Corp.	1.4	0.0
	20.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.5	20.3
Consumer Discretionary	13.3	12.4
Financials	11.6	14.3
Health Care	11.6	11.3
Industrials	11.1	11.1

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	93.5%
Sector Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.6%

As of November 30, 2016
Common Stocks	94.4%
Sector Funds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.2%
Delphi Automotive PLC	1,221	$107,411
Automobiles - 0.2%
Ford Motor Co.	10,760	119,651
General Motors Co.	745	25,278
		144,929
Hotels, Restaurants & Leisure - 2.9%
Carnival Corp.	1,474	94,439
Hilton, Inc.	1,429	94,986
Las Vegas Sands Corp.	172	10,170
McDonald's Corp.	6,276	946,986
MGM Mirage, Inc.	3,456	109,624
Restaurant Brands International, Inc.	2,197	134,421
Royal Caribbean Cruises Ltd.	1,512	166,592
Starbucks Corp.	4,605	292,924
		1,850,142
Household Durables - 0.5%
Lennar Corp. Class A	3,103	159,215
Mohawk Industries, Inc. (a)	266	63,654
PulteGroup, Inc.	3,520	79,798
Toll Brothers, Inc.	1,345	49,644
		352,311
Internet & Direct Marketing Retail - 1.7%
Amazon.com, Inc. (a)	898	893,169
Priceline Group, Inc. (a)	83	155,798
		1,048,967
Media - 5.1%
CBS Corp. Class B	2,312	141,286
Charter Communications, Inc. Class A (a)	675	233,246
Comcast Corp. Class A	16,670	694,972
DISH Network Corp. Class A (a)	3,462	220,772
The Madison Square Garden Co. (a)	2,408	470,547
The Walt Disney Co.	4,707	508,074
Time Warner, Inc.	6,978	694,241
Twenty-First Century Fox, Inc. Class A	7,622	206,709
Viacom, Inc. Class B (non-vtg.)	708	24,631
		3,194,478
Multiline Retail - 0.1%
Target Corp.	984	54,268
Specialty Retail - 2.3%
Home Depot, Inc.	1,526	234,256
Lowe's Companies, Inc.	9,183	723,345
O'Reilly Automotive, Inc. (a)	825	199,716
TJX Companies, Inc.	3,766	283,241
		1,440,558
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	3,148	166,813

TOTAL CONSUMER DISCRETIONARY		8,359,877

CONSUMER STAPLES - 8.9%
Beverages - 3.8%
Coca-Cola European Partners PLC	8,322	341,535
Constellation Brands, Inc. Class A (sub. vtg.)	2,008	366,962
Diageo PLC	733	22,033
Molson Coors Brewing Co. Class B	2,057	194,983
PepsiCo, Inc.	11,100	1,297,257
The Coca-Cola Co.	2,659	120,905
		2,343,675
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	112	20,208
CVS Health Corp.	758	58,237
Kroger Co.	5,247	156,256
Wal-Mart Stores, Inc.	2,039	160,265
Walgreens Boots Alliance, Inc.	2,384	193,152
		588,118
Food Products - 1.8%
Campbell Soup Co.	2,800	161,420
Mondelez International, Inc.	9,133	425,506
The Hershey Co.	2,365	272,614
The Kraft Heinz Co.	2,937	270,791
		1,130,331
Household Products - 0.4%
Procter & Gamble Co.	3,022	266,208
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	5,134	483,315
Unilever NV (NY Reg.)	355	20,157
		503,472
Tobacco - 1.2%
Altria Group, Inc.	5,666	427,443
Philip Morris International, Inc.	2,618	313,636
		741,079

TOTAL CONSUMER STAPLES		5,572,883

ENERGY - 4.7%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc.	142	7,831
Schlumberger Ltd.	492	34,238
		42,069
Oil, Gas & Consumable Fuels - 4.6%
Anadarko Petroleum Corp.	4,102	207,274
Apache Corp.	1,285	60,087
Chevron Corp.	4,165	430,994
Concho Resources, Inc. (a)	1,026	130,076
ConocoPhillips Co.	3,226	144,170
Diamondback Energy, Inc. (a)	1,836	170,307
EOG Resources, Inc.	5,590	504,833
EQT Corp.	2,627	145,194
Exxon Mobil Corp.	122	9,821
Imperial Oil Ltd.	1,413	39,978
Kinder Morgan, Inc.	3,906	73,277
Occidental Petroleum Corp.	5,330	314,097
Phillips 66 Co.	1,833	139,510
Pioneer Natural Resources Co.	1,620	270,313
Suncor Energy, Inc.	4,183	130,923
The Williams Companies, Inc.	3,786	108,280
		2,879,134

TOTAL ENERGY		2,921,203

FINANCIALS - 11.6%
Banks - 6.3%
Bank of America Corp. (b)	47,310	1,060,217
Citigroup, Inc. (b)	13,222	800,460
JPMorgan Chase & Co. (b)	8,141	668,783
KeyCorp	7,871	137,506
PNC Financial Services Group, Inc.	684	81,191
SVB Financial Group (a)	850	144,925
U.S. Bancorp	9,262	471,343
Wells Fargo & Co.	11,278	576,757
		3,941,182
Capital Markets - 2.8%
Ameriprise Financial, Inc.	920	111,127
Bank of New York Mellon Corp.	4,309	203,040
Charles Schwab Corp.	6,519	252,611
Goldman Sachs Group, Inc.	1,675	353,861
IntercontinentalExchange, Inc.	3,323	200,011
KKR & Co. LP	8,299	152,868
Morgan Stanley	8,197	342,143
State Street Corp. (b)	1,669	135,957
		1,751,618
Consumer Finance - 0.4%
Capital One Financial Corp.	2,755	211,915
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	2,746	453,859
Voya Financial, Inc.	1,773	60,601
		514,460
Insurance - 1.3%
American International Group, Inc.	3,029	192,735
Arthur J. Gallagher & Co.	1,703	96,611
Athene Holding Ltd.	2,559	126,108
Chubb Ltd.	1,535	219,797
Marsh & McLennan Companies, Inc.	459	35,600
Progressive Corp.	3,760	159,537
		830,388

TOTAL FINANCIALS		7,249,563

HEALTH CARE - 11.6%
Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. (a)	534	52,348
Amgen, Inc.	703	109,134
Biogen, Inc. (a)	642	159,068
Biohaven Pharmaceutical Holding Co. Ltd.	363	9,151
BioMarin Pharmaceutical, Inc. (a)	634	55,564
Celgene Corp. (a)	2,139	244,723
Gilead Sciences, Inc.	514	33,353
Intercept Pharmaceuticals, Inc. (a)	100	11,190
Regeneron Pharmaceuticals, Inc. (a)	54	24,789
Vertex Pharmaceuticals, Inc. (a)	1,576	194,794
		894,114
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	3,870	176,704
Becton, Dickinson & Co.	24	4,542
Boston Scientific Corp. (a)	11,150	301,385
Danaher Corp.	7,194	611,058
Medtronic PLC	884	74,504
Zimmer Biomet Holdings, Inc.	868	103,474
		1,271,667
Health Care Providers & Services - 2.4%
Aetna, Inc.	3,426	496,290
Anthem, Inc.	232	42,305
Cardinal Health, Inc.	100	7,429
Cigna Corp.	229	36,922
Express Scripts Holding Co. (a)	346	20,674
Humana, Inc.	581	134,943
McKesson Corp.	362	59,039
UnitedHealth Group, Inc.	4,007	701,946
		1,499,548
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	2,087	125,930
Pharmaceuticals - 5.5%
Allergan PLC	1,408	315,040
AstraZeneca PLC sponsored ADR	540	18,571
Bayer AG	31	4,119
Bristol-Myers Squibb Co.	4,235	228,478
Eli Lilly & Co.	5,220	415,355
GlaxoSmithKline PLC sponsored ADR	2,905	128,488
Johnson & Johnson	6,235	799,639
Merck & Co., Inc.	1,805	117,524
Novartis AG sponsored ADR	133	10,875
Pfizer, Inc.	18,090	590,639
Sanofi SA	244	24,169
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,523	42,431
Zoetis, Inc. Class A	11,987	746,550
		3,441,878

TOTAL HEALTH CARE		7,233,137

INDUSTRIALS - 11.1%
Aerospace & Defense - 2.2%
General Dynamics Corp.	746	151,625
L3 Technologies, Inc.	573	96,602
Northrop Grumman Corp.	3,699	958,855
The Boeing Co.	333	62,481
United Technologies Corp.	935	113,397
		1,382,960
Air Freight & Logistics - 0.2%
FedEx Corp.	168	32,565
United Parcel Service, Inc. Class B	764	80,961
		113,526
Airlines - 0.8%
Delta Air Lines, Inc.	6,181	303,673
United Continental Holdings, Inc. (a)	2,492	198,538
		502,211
Building Products - 0.4%
Allegion PLC	1,800	141,534
Masco Corp.	3,361	125,197
		266,731
Electrical Equipment - 0.7%
Fortive Corp.	6,503	406,112
Industrial Conglomerates - 3.1%
General Electric Co.	23,931	655,231
Honeywell International, Inc.	9,582	1,274,310
		1,929,541
Machinery - 0.9%
Ingersoll-Rand PLC	2,603	233,229
PACCAR, Inc.	1,771	111,502
Stanley Black & Decker, Inc.	1,673	230,272
		575,003
Road & Rail - 2.7%
Canadian Pacific Railway Ltd.	675	106,793
CSX Corp. (b)	6,357	344,359
Norfolk Southern Corp.	6,962	863,497
Union Pacific Corp.	3,623	399,617
		1,714,266
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	1,850	74,648

TOTAL INDUSTRIALS		6,964,998

INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 0.7%
Cisco Systems, Inc.	14,501	457,217
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	7,819	583,297
TE Connectivity Ltd.	4,663	367,678
		950,975
Internet Software & Services - 5.1%
Alphabet, Inc.:
Class A (a)	174	171,754
Class C (a)	2,027	1,955,771
eBay, Inc. (a)	10,566	362,414
Facebook, Inc. Class A (a)	4,750	719,435
Velti PLC (a)(c)	976	2
		3,209,376
IT Services - 3.0%
Accenture PLC Class A	2,647	329,472
Cognizant Technology Solutions Corp. Class A	3,476	232,579
IBM Corp.	1,287	196,435
MasterCard, Inc. Class A	646	79,380
PayPal Holdings, Inc. (a)	3,162	165,088
Visa, Inc. Class A	7,887	751,079
WEX, Inc. (a)	853	87,142
		1,841,175
Semiconductors & Semiconductor Equipment - 4.5%
Analog Devices, Inc.	8,764	751,601
Broadcom Ltd.	2,190	524,461
Intel Corp.	5,064	182,861
Microchip Technology, Inc.	1,543	128,532
Micron Technology, Inc. (a)	3,398	104,556
NVIDIA Corp.	651	93,972
NXP Semiconductors NV (a)	1,140	125,286
Qualcomm, Inc.	5,000	286,350
Texas Instruments, Inc.	5,689	469,286
Xilinx, Inc.	2,325	155,101
		2,822,006
Software - 4.4%
Activision Blizzard, Inc.	1,798	105,327
Adobe Systems, Inc. (a)	2,515	356,778
Electronic Arts, Inc. (a)	827	93,724
Microsoft Corp.	23,440	1,637,050
Oracle Corp.	6,662	302,388
Salesforce.com, Inc. (a)	96	8,605
Snap, Inc. Class A (a)	2,267	48,083
Take-Two Interactive Software, Inc. (a)	1,540	118,180
Workday, Inc. Class A (a)	827	82,683
		2,752,818
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc. (b)	12,876	1,966,933
Western Digital Corp.	1,161	104,560
		2,071,493

TOTAL INFORMATION TECHNOLOGY		14,105,060

MATERIALS - 4.0%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	1,903	274,146
E.I. du Pont de Nemours & Co.	3,337	263,356
Eastman Chemical Co.	2,250	180,248
LyondellBasell Industries NV Class A	460	37,039
Monsanto Co.	2,260	265,369
Potash Corp. of Saskatchewan, Inc.	20,691	341,723
PPG Industries, Inc.	70	7,445
Praxair, Inc.	4,250	562,233
The Mosaic Co.	2,575	58,272
		1,989,831
Construction Materials - 0.1%
Vulcan Materials Co.	493	61,452
Containers & Packaging - 0.7%
Berry Global Group, Inc. (a)	2,745	159,183
Crown Holdings, Inc. (a)	1,839	106,184
Packaging Corp. of America	1,020	104,203
WestRock Co.	1,346	73,249
		442,819

TOTAL MATERIALS		2,494,102

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	102	13,381
AvalonBay Communities, Inc.	620	118,569
Crown Castle International Corp.	4,207	427,642
Public Storage	332	71,496
Vornado Realty Trust	1,289	118,846
		749,934
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	4,307	165,949
Verizon Communications, Inc.	5,426	253,069
		419,018
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	4,321	291,322

TOTAL TELECOMMUNICATION SERVICES		710,340

UTILITIES - 3.5%
Electric Utilities - 3.4%
Edison International	1,699	138,587
Exelon Corp.	1,517	55,082
Fortis, Inc.	3,890	127,903
Fortis, Inc.	7,354	242,094
NextEra Energy, Inc.	5,661	800,692
PG&E Corp.	2,108	144,145
PPL Corp.	11,335	452,380
Xcel Energy, Inc.	3,084	147,754
		2,108,637
Multi-Utilities - 0.1%
CMS Energy Corp.	2,056	97,475

TOTAL UTILITIES		2,206,112

TOTAL COMMON STOCKS
(Cost $44,105,673)		58,567,209

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(c)	151	5,018
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A 6.125%	100	5,316
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,909)		10,334

Equity Funds - 0.9%
Sector Funds - 0.9%
iShares NASDAQ Biotechnology Index ETF
(Cost $524,252)	1,861	531,781

U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.75% to 0.86% 6/22/17 to 8/3/17 (d)
(Cost $109,882)	$110,000	109,873

Money Market Funds - 5.2%
	Shares
Invesco Government & Agency Portfolio Institutional Class 0.71%(e)
(Cost $3,274,884)	3,274,884	3,274,884
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $48,026,600)		62,494,081
NET OTHER ASSETS (LIABILITIES) - 0.2%		113,883
NET ASSETS - 100%		$62,607,964

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	1	$106	$(303)
Bank of America Corp.	8/18/17 - $26.00	12	204	(126)
Citigroup, Inc.	8/18/17 - $65.00	6	831	(438)
CSX Corp.	7/21/17 - $52.50	2	308	(630)
JPMorgan Chase & Co.	8/18/17 - $90.00	3	285	(123)
State Street Corp.	8/18/17 - $85.00	2	274	(299)
TOTAL WRITTEN OPTIONS			$2,008	$(1,919)

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
17 CME E-mini S&P 500 Index Contracts (United States)	June 2017	2,049,435	$38,585

The face value of futures purchased as a percentage of Net Assets is 3.3%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $130,263.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,020 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $91,898.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$8,364,895	$8,359,877	$--	$5,018
Consumer Staples	5,572,883	5,550,850	22,033	--
Energy	2,921,203	2,921,203	--	--
Financials	7,249,563	7,249,563	--	--
Health Care	7,238,453	7,204,849	33,604	--
Industrials	6,964,998	6,964,998	--	--
Information Technology	14,105,060	14,105,060	--	--
Materials	2,494,102	2,494,102	--	--
Real Estate	749,934	749,934	--	--
Telecommunication Services	710,340	710,340	--	--
Utilities	2,206,112	2,206,112	--	--
Equity Funds	531,781	531,781	--	--
Other Short-Term Investments	109,873	--	109,873	--
Money Market Funds	3,274,884	3,274,884	--	--
Total Investments in Securities:	$62,494,081	$62,323,553	$165,510	$5,018
Derivative Instruments:
Assets
Futures Contracts	$38,585	$38,585	$--	$--
Total Assets	$38,585	$38,585	$--	$--
Liabilities
Written Options	$(1,919)	$(1,919)	$--	$--
Total Liabilities	$(1,919)	$(1,919)	$--	$--
Total Derivative Instruments:	$36,666	$36,666	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$38,585	$0
Written Options(b)	0	(1,919)
Total Equity Risk	38,585	(1,919)
Total Value of Derivatives	$38,585	$(1,919)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $48,026,600)		$62,494,081
Foreign currency held at value (cost $2,554)		2,532
Receivable for investments sold		1,337,562
Receivable for fund shares sold		2,676
Dividends receivable		114,939
Interest receivable		2,011
Receivable for daily variation margin for derivative instruments		340
Prepaid expenses		302
Receivable from investment adviser for expense reductions		3,731
Other receivables		990
Total assets		63,959,164
Liabilities
Payable to custodian bank	$2,635
Payable for investments purchased	1,190,182
Payable for fund shares redeemed	50,871
Accrued management fee	31,096
Distribution and service plan fees payable	28
Written options, at value (premium received $2,008)	1,919
Other affiliated payables	6,403
Other payables and accrued expenses	68,066
Total liabilities		1,351,200
Net Assets		$62,607,964
Net Assets consist of:
Paid in capital		$45,820,192
Undistributed net investment income		212,114
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,069,522
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,506,136
Net Assets		$62,607,964
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($58,221,026 ÷ 4,518,021 shares)		$12.89
Class F:
Net Asset Value, offering price and redemption price per share ($4,118,450 ÷ 318,022 shares)		$12.95
Class L:
Net Asset Value, offering price and redemption price per share ($134,838 ÷ 10,463 shares)		$12.89
Class N:
Net Asset Value, offering price and redemption price per share ($133,650 ÷ 10,385 shares)		$12.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$1,014,343
Interest		14,037
Total income		1,028,380
Expenses
Management fee	$349,024
Transfer agent fees	53,073
Distribution and service plan fees	313
Accounting fees and expenses	22,623
Custodian fees and expenses	87,417
Independent trustees' fees and expenses	692
Registration fees	42,779
Audit	69,719
Legal	6,956
Miscellaneous	2,280
Total expenses before reductions	634,876
Expense reductions	(114,603)	520,273
Net investment income (loss)		508,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,329,904
Foreign currency transactions	1,070
Futures contracts	365,269
Written options	4,429
Total net realized gain (loss)		4,700,672
Change in net unrealized appreciation (depreciation) on: Investment securities	3,978,310
Assets and liabilities in foreign currencies	18
Futures contracts	(71,122)
Written options	89
Total change in net unrealized appreciation (depreciation)		3,907,295
Net gain (loss)		8,607,967
Net increase (decrease) in net assets resulting from operations		$9,116,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$508,107	$490,739
Net realized gain (loss)	4,700,672	3,376,503
Change in net unrealized appreciation (depreciation)	3,907,295	(3,873,441)
Net increase (decrease) in net assets resulting from operations	9,116,074	(6,199)
Distributions to shareholders from net investment income	(471,794)	(513,897)
Distributions to shareholders from net realized gain	(4,835,255)	(4,359,150)
Total distributions	(5,307,049)	(4,873,047)
Share transactions - net increase (decrease)	3,335,131	(3,202,704)
Total increase (decrease) in net assets	7,144,156	(8,081,950)
Net Assets
Beginning of period	55,463,808	63,545,758
End of period	$62,607,964	$55,463,808
Other Information
Undistributed net investment income end of period	$212,114	$175,050

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$13.07	$14.28	$13.02	$10.61
Income from Investment Operations
Net investment income (loss)A	.11	.10	.10	.11	.13
Net realized and unrealized gain (loss)	1.82	(.04)	1.28	2.27	2.60
Total from investment operations	1.93	.06	1.38	2.38	2.73
Distributions from net investment income	(.10)	(.11)	(.12)	(.11)	(.12)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(1.02)	(.20)
Total distributions	(1.15)	(1.02)	(2.59)	(1.12)B	(.32)
Net asset value, end of period	$12.89	$12.11	$13.07	$14.28	$13.02
Total ReturnC	17.03%	.61%	10.70%	19.49%	26.33%
Ratios to Average Net AssetsD
Expenses before reductions	1.10%	1.20%	1.14%	1.21%	1.03%
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.97%	.97%	.97%	.96%
Net investment income (loss)	.87%	.84%	.78%	.80%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$58,221	$52,330	$60,606	$60,938	$67,623
Portfolio turnover rateE	151%	143%	151%	134%	95%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$13.10	$14.30	$13.02	$11.62
Income from Investment Operations
Net investment income (loss)B	.12	.11	.11	.12	.06
Net realized and unrealized gain (loss)	1.83	(.04)	1.28	2.28	1.46
Total from investment operations	1.95	.07	1.39	2.40	1.52
Distributions from net investment income	(.10)	(.11)	(.12)	(.11)	(.08)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(1.02)	(.04)
Total distributions	(1.15)	(1.02)	(2.59)	(1.12)C	(.12)
Net asset value, end of period	$12.95	$12.15	$13.10	$14.30	$13.02
Total ReturnD,E	17.14%	.69%	10.78%	19.66%	13.22%
Ratios to Average Net AssetsF
Expenses before reductions	1.00%	1.10%	1.05%	1.11%	.96%G
Expenses net of fee waivers, if any	.81%	.87%	.87%	.87%	.87%G
Expenses net of all reductions	.81%	.87%	.87%	.87%	.86%G
Net investment income (loss)	.96%	.93%	.88%	.90%	1.02%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,118	$2,891	$2,698	$1,527	$285
Portfolio turnover rateH	151%	143%	151%	134%	95%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.11	.10	.10	.07
Net realized and unrealized gain (loss)	1.82	(.04)	1.27	1.19
Total from investment operations	1.93	.06	1.37	1.26
Distributions from net investment income	(.10)	(.11)	(.12)	(.06)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.15)	(1.02)	(2.59)	(.47)
Net asset value, end of period	$12.89	$12.11	$13.07	$14.29
Total ReturnC,D	17.03%	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.10%	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%F
Expenses net of all reductions	.90%	.97%	.97%	.97%F
Net investment income (loss)	.87%	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$135	$122	$121	$109
Portfolio turnover rateG	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.10	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.08	.07	.07	.05
Net realized and unrealized gain (loss)	1.81	(.04)	1.28	1.18
Total from investment operations	1.89	.03	1.35	1.23
Distributions from net investment income	(.07)	(.08)	(.09)	(.06)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.12)	(.99)	(2.56)	(.46)C
Net asset value, end of period	$12.87	$12.10	$13.06	$14.27
Total ReturnD,E	16.66%	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.35%	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	.62%	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$134	$121	$121	$109
Portfolio turnover rateH	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options contracts, foreign currency transactions, market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$14,844,875
Gross unrealized depreciation	(670,140)
Net unrealized appreciation (depreciation) on securities	$14,174,735
Tax Cost	$48,319,346

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$915,585
Undistributed long-term capital gain	$1,698,370
Net unrealized appreciation (depreciation) on securities and other investments	$14,174,805

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$1,030,553	$ 1,137,130
Long-term Capital Gains	4,276,496	3,735,917
Total	$5,307,049	$ 4,873,047

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$ 365,269	$(71,122)
Written Options	4,429	89
Totals	$369,698	$(71,033)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$-
Options Opened	203	13,143
Options Exercised	(73)	(5,741)
Options Closed	(47)	(2,385)
Options Expired	(57)	(3,009)
Outstanding at end of period	26	$2,008

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $82,537,222 and $83,661,588, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Sub-Advisers. AllianceBernstein, L.P. (AB), First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc. and FIAM LLC (an affiliate of the investment adviser) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Oppenheimer Funds, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners), T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$313	$313

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$52,830.10
Class L	122.10
Class N	121.10
	$53,073

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $304 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $192 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations(a)	Expense Limitations(b)	Reimbursement
Core Multi-Manager	.90%	.90%	$107,527
Class F	.80%	.81%	6,554
Class L	.90%	.90%	247
Class N	1.15%	1.15%	249

 (a) Expense limitation effective June 1, 2016.

 (b) Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Core Multi-Manager	$443,816	$487,696
Class F	26,230	24,473
Class L	1,027	1,009
Class N	721	719
Total	$471,794	$513,897
From net realized gain
Core Multi-Manager	$4,552,626	$4,135,487
Class F	261,588	206,573
Class L	10,549	8,557
Class N	10,492	8,533
Total	$4,835,255	$4,359,150

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Core Multi-Manager
Shares sold	141,085	96,245	$1,713,629	$1,129,447
Reinvestment of distributions	422,177	384,610	4,996,442	4,623,183
Shares redeemed	(366,148)	(796,791)	(4,350,140)	(9,362,604)
Net increase (decrease)	197,114	(315,936)	$2,359,931	$(3,609,974)
Class F
Shares sold	139,459	92,805	$1,705,384	$1,114,584
Reinvestment of distributions	24,215	19,171	287,818	231,046
Shares redeemed	(83,486)	(80,075)	(1,027,313)	(957,178)
Net increase (decrease)	80,188	31,901	$965,889	$388,452
Class L
Reinvestment of distributions	978	796	$11,576	$9,566
Shares redeemed	(578)	–	(6,762)	–
Net increase (decrease)	400	796	$4,814	$9,566
Class N
Reinvestment of distributions	948	769	$11,213	$9,252
Shares redeemed	(575)	–	(6,716)	–
Net increase (decrease)	373	769	$4,497	$9,252

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 89% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts), or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Core Multi-Manager	.90%
Actual		$1,000.00	$1,103.30	$4.72
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class F	.81%
Actual		$1,000.00	$1,103.70	$4.25
Hypothetical-C		$1,000.00	$1,020.89	$4.08
Class L	.90%
Actual		$1,000.00	$1,103.30	$4.72
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,101.80	$6.03
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/10/17	07/07/17	$0.044	$0.495
Class F	07/10/17	07/07/17	$0.044	$0.495
Class L	07/10/17	07/07/17	$0.044	$0.495
Class N	07/10/17	07/07/17	$0.031	$0.495

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $3,033,134, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 97%, and 58%; Class F designates 97%, and 58%; Class L designates 97% and 58%; and Class N designates 100%, and 65% of the dividends distributed in July and December respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 98%, and 65%; Class F designates 98%, and 65%; Class L designates 98%, and 65%; and Class N designates 100% and 72% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement (the Current Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (J.P. Morgan) to add an additional investment mandate (the Amended Sub-Advisory Agreement) for the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by J.P. Morgan from its oversight of J.P. Morgan as a sub-adviser on an existing investment mandate on behalf of the fund and other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to the fund and other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by J.P. Morgan under the new investment mandate on behalf of the fund. The Board also considered the structure of J.P. Morgan's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund under the new investment mandate and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that J.P. Morgan will utilize a different investment mandate to manage the fund than it currently uses on behalf of the fund and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund under the new investment mandate and its use of technology. The Board noted that J.P. Morgan's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered J.P. Morgan's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by J.P. Morgan in connection with the annual renewal of the Current Sub-Advisory Agreement and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of J.P. Morgan and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to J.P. Morgan and the projected change in the fund's total management fee and total operating expenses, if any, as a result of the new investment mandate.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's total management fee or total fund expenses of the fund because Strategic Advisers does not expect to allocate any assets of the fund to J.P. Morgan under the new investment mandate at this time. The Board also considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the addition of the new investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Amended Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2a

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to FIAM's Sector Managed strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000

PROPOSAL 2b

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000

PROPOSAL 4a

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-ANN-0717
1.931538.105

Strategic Advisers® Core Multi-Manager Fund Class F Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class F	17.14%	14.58%	14.31%

 A From November 16, 2011

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class F on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$20,984	Strategic Advisers® Core Multi-Manager Fund - Class F
$21,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 17%, slightly trailing the benchmark S&P 500®. Underlying managers focused on growth and emphasizing economically sensitive market sectors aided the Fund’s relative performance, as growth-oriented stocks and strategies generally delivered the best results this period. Sub-adviser AllianceBernstein was the top relative contributor, as its momentum-oriented approach toward seeking companies that it believes have the potential to generate strong earnings growth helped it over- and underweight the right sectors this period. Sub-adviser JPMorgan Investment Management’s all-weather, large-cap core strategy also contributed, bolstered by its emphasis on economically sensitive market sectors and corresponding de-emphasis of more defensive groups. The U.S. Equity strategy managed by sub-adviser FIAM® contributed slightly. FIAM’s emphasis on valuation led it to underweight real estate and consumer staples – sectors FIAM believed were overvalued – and to overweight financials and energy. There were no relative detractors this period, as the four managers in the Fund all contributed something to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.(a)	3.1	2.1
Alphabet, Inc. Class C	3.1	2.8
Microsoft Corp.	2.6	2.2
PepsiCo, Inc.	2.1	1.5
Honeywell International, Inc.	2.0	2.4
Bank of America Corp.(a)	1.7	1.9
Northrop Grumman Corp.	1.5	0.9
McDonald's Corp.	1.5	0.0
Amazon.com, Inc.	1.4	0.7
Norfolk Southern Corp.	1.4	0.0
	20.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.5	20.3
Consumer Discretionary	13.3	12.4
Financials	11.6	14.3
Health Care	11.6	11.3
Industrials	11.1	11.1

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	93.5%
Sector Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.6%

As of November 30, 2016
Common Stocks	94.4%
Sector Funds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.2%
Delphi Automotive PLC	1,221	$107,411
Automobiles - 0.2%
Ford Motor Co.	10,760	119,651
General Motors Co.	745	25,278
		144,929
Hotels, Restaurants & Leisure - 2.9%
Carnival Corp.	1,474	94,439
Hilton, Inc.	1,429	94,986
Las Vegas Sands Corp.	172	10,170
McDonald's Corp.	6,276	946,986
MGM Mirage, Inc.	3,456	109,624
Restaurant Brands International, Inc.	2,197	134,421
Royal Caribbean Cruises Ltd.	1,512	166,592
Starbucks Corp.	4,605	292,924
		1,850,142
Household Durables - 0.5%
Lennar Corp. Class A	3,103	159,215
Mohawk Industries, Inc. (a)	266	63,654
PulteGroup, Inc.	3,520	79,798
Toll Brothers, Inc.	1,345	49,644
		352,311
Internet & Direct Marketing Retail - 1.7%
Amazon.com, Inc. (a)	898	893,169
Priceline Group, Inc. (a)	83	155,798
		1,048,967
Media - 5.1%
CBS Corp. Class B	2,312	141,286
Charter Communications, Inc. Class A (a)	675	233,246
Comcast Corp. Class A	16,670	694,972
DISH Network Corp. Class A (a)	3,462	220,772
The Madison Square Garden Co. (a)	2,408	470,547
The Walt Disney Co.	4,707	508,074
Time Warner, Inc.	6,978	694,241
Twenty-First Century Fox, Inc. Class A	7,622	206,709
Viacom, Inc. Class B (non-vtg.)	708	24,631
		3,194,478
Multiline Retail - 0.1%
Target Corp.	984	54,268
Specialty Retail - 2.3%
Home Depot, Inc.	1,526	234,256
Lowe's Companies, Inc.	9,183	723,345
O'Reilly Automotive, Inc. (a)	825	199,716
TJX Companies, Inc.	3,766	283,241
		1,440,558
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	3,148	166,813

TOTAL CONSUMER DISCRETIONARY		8,359,877

CONSUMER STAPLES - 8.9%
Beverages - 3.8%
Coca-Cola European Partners PLC	8,322	341,535
Constellation Brands, Inc. Class A (sub. vtg.)	2,008	366,962
Diageo PLC	733	22,033
Molson Coors Brewing Co. Class B	2,057	194,983
PepsiCo, Inc.	11,100	1,297,257
The Coca-Cola Co.	2,659	120,905
		2,343,675
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	112	20,208
CVS Health Corp.	758	58,237
Kroger Co.	5,247	156,256
Wal-Mart Stores, Inc.	2,039	160,265
Walgreens Boots Alliance, Inc.	2,384	193,152
		588,118
Food Products - 1.8%
Campbell Soup Co.	2,800	161,420
Mondelez International, Inc.	9,133	425,506
The Hershey Co.	2,365	272,614
The Kraft Heinz Co.	2,937	270,791
		1,130,331
Household Products - 0.4%
Procter & Gamble Co.	3,022	266,208
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	5,134	483,315
Unilever NV (NY Reg.)	355	20,157
		503,472
Tobacco - 1.2%
Altria Group, Inc.	5,666	427,443
Philip Morris International, Inc.	2,618	313,636
		741,079

TOTAL CONSUMER STAPLES		5,572,883

ENERGY - 4.7%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc.	142	7,831
Schlumberger Ltd.	492	34,238
		42,069
Oil, Gas & Consumable Fuels - 4.6%
Anadarko Petroleum Corp.	4,102	207,274
Apache Corp.	1,285	60,087
Chevron Corp.	4,165	430,994
Concho Resources, Inc. (a)	1,026	130,076
ConocoPhillips Co.	3,226	144,170
Diamondback Energy, Inc. (a)	1,836	170,307
EOG Resources, Inc.	5,590	504,833
EQT Corp.	2,627	145,194
Exxon Mobil Corp.	122	9,821
Imperial Oil Ltd.	1,413	39,978
Kinder Morgan, Inc.	3,906	73,277
Occidental Petroleum Corp.	5,330	314,097
Phillips 66 Co.	1,833	139,510
Pioneer Natural Resources Co.	1,620	270,313
Suncor Energy, Inc.	4,183	130,923
The Williams Companies, Inc.	3,786	108,280
		2,879,134

TOTAL ENERGY		2,921,203

FINANCIALS - 11.6%
Banks - 6.3%
Bank of America Corp. (b)	47,310	1,060,217
Citigroup, Inc. (b)	13,222	800,460
JPMorgan Chase & Co. (b)	8,141	668,783
KeyCorp	7,871	137,506
PNC Financial Services Group, Inc.	684	81,191
SVB Financial Group (a)	850	144,925
U.S. Bancorp	9,262	471,343
Wells Fargo & Co.	11,278	576,757
		3,941,182
Capital Markets - 2.8%
Ameriprise Financial, Inc.	920	111,127
Bank of New York Mellon Corp.	4,309	203,040
Charles Schwab Corp.	6,519	252,611
Goldman Sachs Group, Inc.	1,675	353,861
IntercontinentalExchange, Inc.	3,323	200,011
KKR & Co. LP	8,299	152,868
Morgan Stanley	8,197	342,143
State Street Corp. (b)	1,669	135,957
		1,751,618
Consumer Finance - 0.4%
Capital One Financial Corp.	2,755	211,915
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	2,746	453,859
Voya Financial, Inc.	1,773	60,601
		514,460
Insurance - 1.3%
American International Group, Inc.	3,029	192,735
Arthur J. Gallagher & Co.	1,703	96,611
Athene Holding Ltd.	2,559	126,108
Chubb Ltd.	1,535	219,797
Marsh & McLennan Companies, Inc.	459	35,600
Progressive Corp.	3,760	159,537
		830,388

TOTAL FINANCIALS		7,249,563

HEALTH CARE - 11.6%
Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. (a)	534	52,348
Amgen, Inc.	703	109,134
Biogen, Inc. (a)	642	159,068
Biohaven Pharmaceutical Holding Co. Ltd.	363	9,151
BioMarin Pharmaceutical, Inc. (a)	634	55,564
Celgene Corp. (a)	2,139	244,723
Gilead Sciences, Inc.	514	33,353
Intercept Pharmaceuticals, Inc. (a)	100	11,190
Regeneron Pharmaceuticals, Inc. (a)	54	24,789
Vertex Pharmaceuticals, Inc. (a)	1,576	194,794
		894,114
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	3,870	176,704
Becton, Dickinson & Co.	24	4,542
Boston Scientific Corp. (a)	11,150	301,385
Danaher Corp.	7,194	611,058
Medtronic PLC	884	74,504
Zimmer Biomet Holdings, Inc.	868	103,474
		1,271,667
Health Care Providers & Services - 2.4%
Aetna, Inc.	3,426	496,290
Anthem, Inc.	232	42,305
Cardinal Health, Inc.	100	7,429
Cigna Corp.	229	36,922
Express Scripts Holding Co. (a)	346	20,674
Humana, Inc.	581	134,943
McKesson Corp.	362	59,039
UnitedHealth Group, Inc.	4,007	701,946
		1,499,548
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	2,087	125,930
Pharmaceuticals - 5.5%
Allergan PLC	1,408	315,040
AstraZeneca PLC sponsored ADR	540	18,571
Bayer AG	31	4,119
Bristol-Myers Squibb Co.	4,235	228,478
Eli Lilly & Co.	5,220	415,355
GlaxoSmithKline PLC sponsored ADR	2,905	128,488
Johnson & Johnson	6,235	799,639
Merck & Co., Inc.	1,805	117,524
Novartis AG sponsored ADR	133	10,875
Pfizer, Inc.	18,090	590,639
Sanofi SA	244	24,169
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,523	42,431
Zoetis, Inc. Class A	11,987	746,550
		3,441,878

TOTAL HEALTH CARE		7,233,137

INDUSTRIALS - 11.1%
Aerospace & Defense - 2.2%
General Dynamics Corp.	746	151,625
L3 Technologies, Inc.	573	96,602
Northrop Grumman Corp.	3,699	958,855
The Boeing Co.	333	62,481
United Technologies Corp.	935	113,397
		1,382,960
Air Freight & Logistics - 0.2%
FedEx Corp.	168	32,565
United Parcel Service, Inc. Class B	764	80,961
		113,526
Airlines - 0.8%
Delta Air Lines, Inc.	6,181	303,673
United Continental Holdings, Inc. (a)	2,492	198,538
		502,211
Building Products - 0.4%
Allegion PLC	1,800	141,534
Masco Corp.	3,361	125,197
		266,731
Electrical Equipment - 0.7%
Fortive Corp.	6,503	406,112
Industrial Conglomerates - 3.1%
General Electric Co.	23,931	655,231
Honeywell International, Inc.	9,582	1,274,310
		1,929,541
Machinery - 0.9%
Ingersoll-Rand PLC	2,603	233,229
PACCAR, Inc.	1,771	111,502
Stanley Black & Decker, Inc.	1,673	230,272
		575,003
Road & Rail - 2.7%
Canadian Pacific Railway Ltd.	675	106,793
CSX Corp. (b)	6,357	344,359
Norfolk Southern Corp.	6,962	863,497
Union Pacific Corp.	3,623	399,617
		1,714,266
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	1,850	74,648

TOTAL INDUSTRIALS		6,964,998

INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 0.7%
Cisco Systems, Inc.	14,501	457,217
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	7,819	583,297
TE Connectivity Ltd.	4,663	367,678
		950,975
Internet Software & Services - 5.1%
Alphabet, Inc.:
Class A (a)	174	171,754
Class C (a)	2,027	1,955,771
eBay, Inc. (a)	10,566	362,414
Facebook, Inc. Class A (a)	4,750	719,435
Velti PLC (a)(c)	976	2
		3,209,376
IT Services - 3.0%
Accenture PLC Class A	2,647	329,472
Cognizant Technology Solutions Corp. Class A	3,476	232,579
IBM Corp.	1,287	196,435
MasterCard, Inc. Class A	646	79,380
PayPal Holdings, Inc. (a)	3,162	165,088
Visa, Inc. Class A	7,887	751,079
WEX, Inc. (a)	853	87,142
		1,841,175
Semiconductors & Semiconductor Equipment - 4.5%
Analog Devices, Inc.	8,764	751,601
Broadcom Ltd.	2,190	524,461
Intel Corp.	5,064	182,861
Microchip Technology, Inc.	1,543	128,532
Micron Technology, Inc. (a)	3,398	104,556
NVIDIA Corp.	651	93,972
NXP Semiconductors NV (a)	1,140	125,286
Qualcomm, Inc.	5,000	286,350
Texas Instruments, Inc.	5,689	469,286
Xilinx, Inc.	2,325	155,101
		2,822,006
Software - 4.4%
Activision Blizzard, Inc.	1,798	105,327
Adobe Systems, Inc. (a)	2,515	356,778
Electronic Arts, Inc. (a)	827	93,724
Microsoft Corp.	23,440	1,637,050
Oracle Corp.	6,662	302,388
Salesforce.com, Inc. (a)	96	8,605
Snap, Inc. Class A (a)	2,267	48,083
Take-Two Interactive Software, Inc. (a)	1,540	118,180
Workday, Inc. Class A (a)	827	82,683
		2,752,818
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc. (b)	12,876	1,966,933
Western Digital Corp.	1,161	104,560
		2,071,493

TOTAL INFORMATION TECHNOLOGY		14,105,060

MATERIALS - 4.0%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	1,903	274,146
E.I. du Pont de Nemours & Co.	3,337	263,356
Eastman Chemical Co.	2,250	180,248
LyondellBasell Industries NV Class A	460	37,039
Monsanto Co.	2,260	265,369
Potash Corp. of Saskatchewan, Inc.	20,691	341,723
PPG Industries, Inc.	70	7,445
Praxair, Inc.	4,250	562,233
The Mosaic Co.	2,575	58,272
		1,989,831
Construction Materials - 0.1%
Vulcan Materials Co.	493	61,452
Containers & Packaging - 0.7%
Berry Global Group, Inc. (a)	2,745	159,183
Crown Holdings, Inc. (a)	1,839	106,184
Packaging Corp. of America	1,020	104,203
WestRock Co.	1,346	73,249
		442,819

TOTAL MATERIALS		2,494,102

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	102	13,381
AvalonBay Communities, Inc.	620	118,569
Crown Castle International Corp.	4,207	427,642
Public Storage	332	71,496
Vornado Realty Trust	1,289	118,846
		749,934
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	4,307	165,949
Verizon Communications, Inc.	5,426	253,069
		419,018
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	4,321	291,322

TOTAL TELECOMMUNICATION SERVICES		710,340

UTILITIES - 3.5%
Electric Utilities - 3.4%
Edison International	1,699	138,587
Exelon Corp.	1,517	55,082
Fortis, Inc.	3,890	127,903
Fortis, Inc.	7,354	242,094
NextEra Energy, Inc.	5,661	800,692
PG&E Corp.	2,108	144,145
PPL Corp.	11,335	452,380
Xcel Energy, Inc.	3,084	147,754
		2,108,637
Multi-Utilities - 0.1%
CMS Energy Corp.	2,056	97,475

TOTAL UTILITIES		2,206,112

TOTAL COMMON STOCKS
(Cost $44,105,673)		58,567,209

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(c)	151	5,018
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A 6.125%	100	5,316
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,909)		10,334

Equity Funds - 0.9%
Sector Funds - 0.9%
iShares NASDAQ Biotechnology Index ETF
(Cost $524,252)	1,861	531,781

U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.75% to 0.86% 6/22/17 to 8/3/17 (d)
(Cost $109,882)	$110,000	109,873

Money Market Funds - 5.2%
	Shares
Invesco Government & Agency Portfolio Institutional Class 0.71%(e)
(Cost $3,274,884)	3,274,884	3,274,884
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $48,026,600)		62,494,081
NET OTHER ASSETS (LIABILITIES) - 0.2%		113,883
NET ASSETS - 100%		$62,607,964

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	1	$106	$(303)
Bank of America Corp.	8/18/17 - $26.00	12	204	(126)
Citigroup, Inc.	8/18/17 - $65.00	6	831	(438)
CSX Corp.	7/21/17 - $52.50	2	308	(630)
JPMorgan Chase & Co.	8/18/17 - $90.00	3	285	(123)
State Street Corp.	8/18/17 - $85.00	2	274	(299)
TOTAL WRITTEN OPTIONS			$2,008	$(1,919)

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
17 CME E-mini S&P 500 Index Contracts (United States)	June 2017	2,049,435	$38,585

The face value of futures purchased as a percentage of Net Assets is 3.3%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $130,263.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,020 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $91,898.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$8,364,895	$8,359,877	$--	$5,018
Consumer Staples	5,572,883	5,550,850	22,033	--
Energy	2,921,203	2,921,203	--	--
Financials	7,249,563	7,249,563	--	--
Health Care	7,238,453	7,204,849	33,604	--
Industrials	6,964,998	6,964,998	--	--
Information Technology	14,105,060	14,105,060	--	--
Materials	2,494,102	2,494,102	--	--
Real Estate	749,934	749,934	--	--
Telecommunication Services	710,340	710,340	--	--
Utilities	2,206,112	2,206,112	--	--
Equity Funds	531,781	531,781	--	--
Other Short-Term Investments	109,873	--	109,873	--
Money Market Funds	3,274,884	3,274,884	--	--
Total Investments in Securities:	$62,494,081	$62,323,553	$165,510	$5,018
Derivative Instruments:
Assets
Futures Contracts	$38,585	$38,585	$--	$--
Total Assets	$38,585	$38,585	$--	$--
Liabilities
Written Options	$(1,919)	$(1,919)	$--	$--
Total Liabilities	$(1,919)	$(1,919)	$--	$--
Total Derivative Instruments:	$36,666	$36,666	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$38,585	$0
Written Options(b)	0	(1,919)
Total Equity Risk	38,585	(1,919)
Total Value of Derivatives	$38,585	$(1,919)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $48,026,600)		$62,494,081
Foreign currency held at value (cost $2,554)		2,532
Receivable for investments sold		1,337,562
Receivable for fund shares sold		2,676
Dividends receivable		114,939
Interest receivable		2,011
Receivable for daily variation margin for derivative instruments		340
Prepaid expenses		302
Receivable from investment adviser for expense reductions		3,731
Other receivables		990
Total assets		63,959,164
Liabilities
Payable to custodian bank	$2,635
Payable for investments purchased	1,190,182
Payable for fund shares redeemed	50,871
Accrued management fee	31,096
Distribution and service plan fees payable	28
Written options, at value (premium received $2,008)	1,919
Other affiliated payables	6,403
Other payables and accrued expenses	68,066
Total liabilities		1,351,200
Net Assets		$62,607,964
Net Assets consist of:
Paid in capital		$45,820,192
Undistributed net investment income		212,114
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,069,522
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,506,136
Net Assets		$62,607,964
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($58,221,026 ÷ 4,518,021 shares)		$12.89
Class F:
Net Asset Value, offering price and redemption price per share ($4,118,450 ÷ 318,022 shares)		$12.95
Class L:
Net Asset Value, offering price and redemption price per share ($134,838 ÷ 10,463 shares)		$12.89
Class N:
Net Asset Value, offering price and redemption price per share ($133,650 ÷ 10,385 shares)		$12.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$1,014,343
Interest		14,037
Total income		1,028,380
Expenses
Management fee	$349,024
Transfer agent fees	53,073
Distribution and service plan fees	313
Accounting fees and expenses	22,623
Custodian fees and expenses	87,417
Independent trustees' fees and expenses	692
Registration fees	42,779
Audit	69,719
Legal	6,956
Miscellaneous	2,280
Total expenses before reductions	634,876
Expense reductions	(114,603)	520,273
Net investment income (loss)		508,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,329,904
Foreign currency transactions	1,070
Futures contracts	365,269
Written options	4,429
Total net realized gain (loss)		4,700,672
Change in net unrealized appreciation (depreciation) on: Investment securities	3,978,310
Assets and liabilities in foreign currencies	18
Futures contracts	(71,122)
Written options	89
Total change in net unrealized appreciation (depreciation)		3,907,295
Net gain (loss)		8,607,967
Net increase (decrease) in net assets resulting from operations		$9,116,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$508,107	$490,739
Net realized gain (loss)	4,700,672	3,376,503
Change in net unrealized appreciation (depreciation)	3,907,295	(3,873,441)
Net increase (decrease) in net assets resulting from operations	9,116,074	(6,199)
Distributions to shareholders from net investment income	(471,794)	(513,897)
Distributions to shareholders from net realized gain	(4,835,255)	(4,359,150)
Total distributions	(5,307,049)	(4,873,047)
Share transactions - net increase (decrease)	3,335,131	(3,202,704)
Total increase (decrease) in net assets	7,144,156	(8,081,950)
Net Assets
Beginning of period	55,463,808	63,545,758
End of period	$62,607,964	$55,463,808
Other Information
Undistributed net investment income end of period	$212,114	$175,050

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$13.07	$14.28	$13.02	$10.61
Income from Investment Operations
Net investment income (loss)A	.11	.10	.10	.11	.13
Net realized and unrealized gain (loss)	1.82	(.04)	1.28	2.27	2.60
Total from investment operations	1.93	.06	1.38	2.38	2.73
Distributions from net investment income	(.10)	(.11)	(.12)	(.11)	(.12)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(1.02)	(.20)
Total distributions	(1.15)	(1.02)	(2.59)	(1.12)B	(.32)
Net asset value, end of period	$12.89	$12.11	$13.07	$14.28	$13.02
Total ReturnC	17.03%	.61%	10.70%	19.49%	26.33%
Ratios to Average Net AssetsD
Expenses before reductions	1.10%	1.20%	1.14%	1.21%	1.03%
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.97%	.97%	.97%	.96%
Net investment income (loss)	.87%	.84%	.78%	.80%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$58,221	$52,330	$60,606	$60,938	$67,623
Portfolio turnover rateE	151%	143%	151%	134%	95%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$13.10	$14.30	$13.02	$11.62
Income from Investment Operations
Net investment income (loss)B	.12	.11	.11	.12	.06
Net realized and unrealized gain (loss)	1.83	(.04)	1.28	2.28	1.46
Total from investment operations	1.95	.07	1.39	2.40	1.52
Distributions from net investment income	(.10)	(.11)	(.12)	(.11)	(.08)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(1.02)	(.04)
Total distributions	(1.15)	(1.02)	(2.59)	(1.12)C	(.12)
Net asset value, end of period	$12.95	$12.15	$13.10	$14.30	$13.02
Total ReturnD,E	17.14%	.69%	10.78%	19.66%	13.22%
Ratios to Average Net AssetsF
Expenses before reductions	1.00%	1.10%	1.05%	1.11%	.96%G
Expenses net of fee waivers, if any	.81%	.87%	.87%	.87%	.87%G
Expenses net of all reductions	.81%	.87%	.87%	.87%	.86%G
Net investment income (loss)	.96%	.93%	.88%	.90%	1.02%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,118	$2,891	$2,698	$1,527	$285
Portfolio turnover rateH	151%	143%	151%	134%	95%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.11	.10	.10	.07
Net realized and unrealized gain (loss)	1.82	(.04)	1.27	1.19
Total from investment operations	1.93	.06	1.37	1.26
Distributions from net investment income	(.10)	(.11)	(.12)	(.06)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.15)	(1.02)	(2.59)	(.47)
Net asset value, end of period	$12.89	$12.11	$13.07	$14.29
Total ReturnC,D	17.03%	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.10%	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%F
Expenses net of all reductions	.90%	.97%	.97%	.97%F
Net investment income (loss)	.87%	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$135	$122	$121	$109
Portfolio turnover rateG	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.10	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.08	.07	.07	.05
Net realized and unrealized gain (loss)	1.81	(.04)	1.28	1.18
Total from investment operations	1.89	.03	1.35	1.23
Distributions from net investment income	(.07)	(.08)	(.09)	(.06)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.12)	(.99)	(2.56)	(.46)C
Net asset value, end of period	$12.87	$12.10	$13.06	$14.27
Total ReturnD,E	16.66%	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.35%	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	.62%	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$134	$121	$121	$109
Portfolio turnover rateH	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options contracts, foreign currency transactions, market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$14,844,875
Gross unrealized depreciation	(670,140)
Net unrealized appreciation (depreciation) on securities	$14,174,735
Tax Cost	$48,319,346

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$915,585
Undistributed long-term capital gain	$1,698,370
Net unrealized appreciation (depreciation) on securities and other investments	$14,174,805

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$1,030,553	$ 1,137,130
Long-term Capital Gains	4,276,496	3,735,917
Total	$5,307,049	$ 4,873,047

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$ 365,269	$(71,122)
Written Options	4,429	89
Totals	$369,698	$(71,033)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$-
Options Opened	203	13,143
Options Exercised	(73)	(5,741)
Options Closed	(47)	(2,385)
Options Expired	(57)	(3,009)
Outstanding at end of period	26	$2,008

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $82,537,222 and $83,661,588, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Sub-Advisers. AllianceBernstein, L.P. (AB), First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc. and FIAM LLC (an affiliate of the investment adviser) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Oppenheimer Funds, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners), T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$313	$313

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$52,830.10
Class L	122.10
Class N	121.10
	$53,073

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $304 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $192 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations(a)	Expense Limitations(b)	Reimbursement
Core Multi-Manager	.90%	.90%	$107,527
Class F	.80%	.81%	6,554
Class L	.90%	.90%	247
Class N	1.15%	1.15%	249

 (a) Expense limitation effective June 1, 2016.

 (b) Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Core Multi-Manager	$443,816	$487,696
Class F	26,230	24,473
Class L	1,027	1,009
Class N	721	719
Total	$471,794	$513,897
From net realized gain
Core Multi-Manager	$4,552,626	$4,135,487
Class F	261,588	206,573
Class L	10,549	8,557
Class N	10,492	8,533
Total	$4,835,255	$4,359,150

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Core Multi-Manager
Shares sold	141,085	96,245	$1,713,629	$1,129,447
Reinvestment of distributions	422,177	384,610	4,996,442	4,623,183
Shares redeemed	(366,148)	(796,791)	(4,350,140)	(9,362,604)
Net increase (decrease)	197,114	(315,936)	$2,359,931	$(3,609,974)
Class F
Shares sold	139,459	92,805	$1,705,384	$1,114,584
Reinvestment of distributions	24,215	19,171	287,818	231,046
Shares redeemed	(83,486)	(80,075)	(1,027,313)	(957,178)
Net increase (decrease)	80,188	31,901	$965,889	$388,452
Class L
Reinvestment of distributions	978	796	$11,576	$9,566
Shares redeemed	(578)	–	(6,762)	–
Net increase (decrease)	400	796	$4,814	$9,566
Class N
Reinvestment of distributions	948	769	$11,213	$9,252
Shares redeemed	(575)	–	(6,716)	–
Net increase (decrease)	373	769	$4,497	$9,252

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 89% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Core Multi-Manager	.90%
Actual		$1,000.00	$1,103.30	$4.72
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class F	.81%
Actual		$1,000.00	$1,103.70	$4.25
Hypothetical-C		$1,000.00	$1,020.89	$4.08
Class L	.90%
Actual		$1,000.00	$1,103.30	$4.72
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,101.80	$6.03
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/10/17	07/07/17	$0.044	$0.495
Class F	07/10/17	07/07/17	$0.044	$0.495
Class L	07/10/17	07/07/17	$0.044	$0.495
Class N	07/10/17	07/07/17	$0.031	$0.495

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $3,033,134, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 97%, and 58%; Class F designates 97%, and 58%; Class L designates 97% and 58%; and Class N designates 100%, and 65% of the dividends distributed in July and December respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 98%, and 65%; Class F designates 98%, and 65%; Class L designates 98%, and 65%; and Class N designates 100% and 72% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement (the Current Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (J.P. Morgan) to add an additional investment mandate (the Amended Sub-Advisory Agreement) for the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by J.P. Morgan from its oversight of J.P. Morgan as a sub-adviser on an existing investment mandate on behalf of the fund and other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to the fund and other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by J.P. Morgan under the new investment mandate on behalf of the fund. The Board also considered the structure of J.P. Morgan's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund under the new investment mandate and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that J.P. Morgan will utilize a different investment mandate to manage the fund than it currently uses on behalf of the fund and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund under the new investment mandate and its use of technology. The Board noted that J.P. Morgan's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered J.P. Morgan's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by J.P. Morgan in connection with the annual renewal of the Current Sub-Advisory Agreement and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of J.P. Morgan and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to J.P. Morgan and the projected change in the fund's total management fee and total operating expenses, if any, as a result of the new investment mandate.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's total management fee or total fund expenses of the fund because Strategic Advisers does not expect to allocate any assets of the fund to J.P. Morgan under the new investment mandate at this time. The Board also considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the addition of the new investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Amended Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2a

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to FIAM's Sector Managed strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000

PROPOSAL 2b

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000

PROPOSAL 4a

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-F-ANN-0717
1.951474.104

Strategic Advisers® Core Multi-Manager Fund Class L and Class N Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class L	17.03%	14.49%	14.23%
Class N	16.66%	14.29%	14.04%

 A From November 16, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$20,901	Strategic Advisers® Core Multi-Manager Fund - Class L
$21,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 17%, slightly trailing the benchmark S&P 500®. Underlying managers focused on growth and emphasizing economically sensitive market sectors aided the Fund’s relative performance, as growth-oriented stocks and strategies generally delivered the best results this period. Sub-adviser AllianceBernstein was the top relative contributor, as its momentum-oriented approach toward seeking companies that it believes have the potential to generate strong earnings growth helped it over- and underweight the right sectors this period. Sub-adviser JPMorgan Investment Management’s all-weather, large-cap core strategy also contributed, bolstered by its emphasis on economically sensitive market sectors and corresponding de-emphasis of more defensive groups. The U.S. Equity strategy managed by sub-adviser FIAM® contributed slightly. FIAM’s emphasis on valuation led it to underweight real estate and consumer staples – sectors FIAM believed were overvalued – and to overweight financials and energy. There were no relative detractors this period, as the four managers in the Fund all contributed something to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.(a)	3.1	2.1
Alphabet, Inc. Class C	3.1	2.8
Microsoft Corp.	2.6	2.2
PepsiCo, Inc.	2.1	1.5
Honeywell International, Inc.	2.0	2.4
Bank of America Corp.(a)	1.7	1.9
Northrop Grumman Corp.	1.5	0.9
McDonald's Corp.	1.5	0.0
Amazon.com, Inc.	1.4	0.7
Norfolk Southern Corp.	1.4	0.0
	20.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.5	20.3
Consumer Discretionary	13.3	12.4
Financials	11.6	14.3
Health Care	11.6	11.3
Industrials	11.1	11.1

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	93.5%
Sector Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.6%

As of November 30, 2016
Common Stocks	94.4%
Sector Funds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.2%
Delphi Automotive PLC	1,221	$107,411
Automobiles - 0.2%
Ford Motor Co.	10,760	119,651
General Motors Co.	745	25,278
		144,929
Hotels, Restaurants & Leisure - 2.9%
Carnival Corp.	1,474	94,439
Hilton, Inc.	1,429	94,986
Las Vegas Sands Corp.	172	10,170
McDonald's Corp.	6,276	946,986
MGM Mirage, Inc.	3,456	109,624
Restaurant Brands International, Inc.	2,197	134,421
Royal Caribbean Cruises Ltd.	1,512	166,592
Starbucks Corp.	4,605	292,924
		1,850,142
Household Durables - 0.5%
Lennar Corp. Class A	3,103	159,215
Mohawk Industries, Inc. (a)	266	63,654
PulteGroup, Inc.	3,520	79,798
Toll Brothers, Inc.	1,345	49,644
		352,311
Internet & Direct Marketing Retail - 1.7%
Amazon.com, Inc. (a)	898	893,169
Priceline Group, Inc. (a)	83	155,798
		1,048,967
Media - 5.1%
CBS Corp. Class B	2,312	141,286
Charter Communications, Inc. Class A (a)	675	233,246
Comcast Corp. Class A	16,670	694,972
DISH Network Corp. Class A (a)	3,462	220,772
The Madison Square Garden Co. (a)	2,408	470,547
The Walt Disney Co.	4,707	508,074
Time Warner, Inc.	6,978	694,241
Twenty-First Century Fox, Inc. Class A	7,622	206,709
Viacom, Inc. Class B (non-vtg.)	708	24,631
		3,194,478
Multiline Retail - 0.1%
Target Corp.	984	54,268
Specialty Retail - 2.3%
Home Depot, Inc.	1,526	234,256
Lowe's Companies, Inc.	9,183	723,345
O'Reilly Automotive, Inc. (a)	825	199,716
TJX Companies, Inc.	3,766	283,241
		1,440,558
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	3,148	166,813

TOTAL CONSUMER DISCRETIONARY		8,359,877

CONSUMER STAPLES - 8.9%
Beverages - 3.8%
Coca-Cola European Partners PLC	8,322	341,535
Constellation Brands, Inc. Class A (sub. vtg.)	2,008	366,962
Diageo PLC	733	22,033
Molson Coors Brewing Co. Class B	2,057	194,983
PepsiCo, Inc.	11,100	1,297,257
The Coca-Cola Co.	2,659	120,905
		2,343,675
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	112	20,208
CVS Health Corp.	758	58,237
Kroger Co.	5,247	156,256
Wal-Mart Stores, Inc.	2,039	160,265
Walgreens Boots Alliance, Inc.	2,384	193,152
		588,118
Food Products - 1.8%
Campbell Soup Co.	2,800	161,420
Mondelez International, Inc.	9,133	425,506
The Hershey Co.	2,365	272,614
The Kraft Heinz Co.	2,937	270,791
		1,130,331
Household Products - 0.4%
Procter & Gamble Co.	3,022	266,208
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	5,134	483,315
Unilever NV (NY Reg.)	355	20,157
		503,472
Tobacco - 1.2%
Altria Group, Inc.	5,666	427,443
Philip Morris International, Inc.	2,618	313,636
		741,079

TOTAL CONSUMER STAPLES		5,572,883

ENERGY - 4.7%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc.	142	7,831
Schlumberger Ltd.	492	34,238
		42,069
Oil, Gas & Consumable Fuels - 4.6%
Anadarko Petroleum Corp.	4,102	207,274
Apache Corp.	1,285	60,087
Chevron Corp.	4,165	430,994
Concho Resources, Inc. (a)	1,026	130,076
ConocoPhillips Co.	3,226	144,170
Diamondback Energy, Inc. (a)	1,836	170,307
EOG Resources, Inc.	5,590	504,833
EQT Corp.	2,627	145,194
Exxon Mobil Corp.	122	9,821
Imperial Oil Ltd.	1,413	39,978
Kinder Morgan, Inc.	3,906	73,277
Occidental Petroleum Corp.	5,330	314,097
Phillips 66 Co.	1,833	139,510
Pioneer Natural Resources Co.	1,620	270,313
Suncor Energy, Inc.	4,183	130,923
The Williams Companies, Inc.	3,786	108,280
		2,879,134

TOTAL ENERGY		2,921,203

FINANCIALS - 11.6%
Banks - 6.3%
Bank of America Corp. (b)	47,310	1,060,217
Citigroup, Inc. (b)	13,222	800,460
JPMorgan Chase & Co. (b)	8,141	668,783
KeyCorp	7,871	137,506
PNC Financial Services Group, Inc.	684	81,191
SVB Financial Group (a)	850	144,925
U.S. Bancorp	9,262	471,343
Wells Fargo & Co.	11,278	576,757
		3,941,182
Capital Markets - 2.8%
Ameriprise Financial, Inc.	920	111,127
Bank of New York Mellon Corp.	4,309	203,040
Charles Schwab Corp.	6,519	252,611
Goldman Sachs Group, Inc.	1,675	353,861
IntercontinentalExchange, Inc.	3,323	200,011
KKR & Co. LP	8,299	152,868
Morgan Stanley	8,197	342,143
State Street Corp. (b)	1,669	135,957
		1,751,618
Consumer Finance - 0.4%
Capital One Financial Corp.	2,755	211,915
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	2,746	453,859
Voya Financial, Inc.	1,773	60,601
		514,460
Insurance - 1.3%
American International Group, Inc.	3,029	192,735
Arthur J. Gallagher & Co.	1,703	96,611
Athene Holding Ltd.	2,559	126,108
Chubb Ltd.	1,535	219,797
Marsh & McLennan Companies, Inc.	459	35,600
Progressive Corp.	3,760	159,537
		830,388

TOTAL FINANCIALS		7,249,563

HEALTH CARE - 11.6%
Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. (a)	534	52,348
Amgen, Inc.	703	109,134
Biogen, Inc. (a)	642	159,068
Biohaven Pharmaceutical Holding Co. Ltd.	363	9,151
BioMarin Pharmaceutical, Inc. (a)	634	55,564
Celgene Corp. (a)	2,139	244,723
Gilead Sciences, Inc.	514	33,353
Intercept Pharmaceuticals, Inc. (a)	100	11,190
Regeneron Pharmaceuticals, Inc. (a)	54	24,789
Vertex Pharmaceuticals, Inc. (a)	1,576	194,794
		894,114
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	3,870	176,704
Becton, Dickinson & Co.	24	4,542
Boston Scientific Corp. (a)	11,150	301,385
Danaher Corp.	7,194	611,058
Medtronic PLC	884	74,504
Zimmer Biomet Holdings, Inc.	868	103,474
		1,271,667
Health Care Providers & Services - 2.4%
Aetna, Inc.	3,426	496,290
Anthem, Inc.	232	42,305
Cardinal Health, Inc.	100	7,429
Cigna Corp.	229	36,922
Express Scripts Holding Co. (a)	346	20,674
Humana, Inc.	581	134,943
McKesson Corp.	362	59,039
UnitedHealth Group, Inc.	4,007	701,946
		1,499,548
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	2,087	125,930
Pharmaceuticals - 5.5%
Allergan PLC	1,408	315,040
AstraZeneca PLC sponsored ADR	540	18,571
Bayer AG	31	4,119
Bristol-Myers Squibb Co.	4,235	228,478
Eli Lilly & Co.	5,220	415,355
GlaxoSmithKline PLC sponsored ADR	2,905	128,488
Johnson & Johnson	6,235	799,639
Merck & Co., Inc.	1,805	117,524
Novartis AG sponsored ADR	133	10,875
Pfizer, Inc.	18,090	590,639
Sanofi SA	244	24,169
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,523	42,431
Zoetis, Inc. Class A	11,987	746,550
		3,441,878

TOTAL HEALTH CARE		7,233,137

INDUSTRIALS - 11.1%
Aerospace & Defense - 2.2%
General Dynamics Corp.	746	151,625
L3 Technologies, Inc.	573	96,602
Northrop Grumman Corp.	3,699	958,855
The Boeing Co.	333	62,481
United Technologies Corp.	935	113,397
		1,382,960
Air Freight & Logistics - 0.2%
FedEx Corp.	168	32,565
United Parcel Service, Inc. Class B	764	80,961
		113,526
Airlines - 0.8%
Delta Air Lines, Inc.	6,181	303,673
United Continental Holdings, Inc. (a)	2,492	198,538
		502,211
Building Products - 0.4%
Allegion PLC	1,800	141,534
Masco Corp.	3,361	125,197
		266,731
Electrical Equipment - 0.7%
Fortive Corp.	6,503	406,112
Industrial Conglomerates - 3.1%
General Electric Co.	23,931	655,231
Honeywell International, Inc.	9,582	1,274,310
		1,929,541
Machinery - 0.9%
Ingersoll-Rand PLC	2,603	233,229
PACCAR, Inc.	1,771	111,502
Stanley Black & Decker, Inc.	1,673	230,272
		575,003
Road & Rail - 2.7%
Canadian Pacific Railway Ltd.	675	106,793
CSX Corp. (b)	6,357	344,359
Norfolk Southern Corp.	6,962	863,497
Union Pacific Corp.	3,623	399,617
		1,714,266
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	1,850	74,648

TOTAL INDUSTRIALS		6,964,998

INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 0.7%
Cisco Systems, Inc.	14,501	457,217
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	7,819	583,297
TE Connectivity Ltd.	4,663	367,678
		950,975
Internet Software & Services - 5.1%
Alphabet, Inc.:
Class A (a)	174	171,754
Class C (a)	2,027	1,955,771
eBay, Inc. (a)	10,566	362,414
Facebook, Inc. Class A (a)	4,750	719,435
Velti PLC (a)(c)	976	2
		3,209,376
IT Services - 3.0%
Accenture PLC Class A	2,647	329,472
Cognizant Technology Solutions Corp. Class A	3,476	232,579
IBM Corp.	1,287	196,435
MasterCard, Inc. Class A	646	79,380
PayPal Holdings, Inc. (a)	3,162	165,088
Visa, Inc. Class A	7,887	751,079
WEX, Inc. (a)	853	87,142
		1,841,175
Semiconductors & Semiconductor Equipment - 4.5%
Analog Devices, Inc.	8,764	751,601
Broadcom Ltd.	2,190	524,461
Intel Corp.	5,064	182,861
Microchip Technology, Inc.	1,543	128,532
Micron Technology, Inc. (a)	3,398	104,556
NVIDIA Corp.	651	93,972
NXP Semiconductors NV (a)	1,140	125,286
Qualcomm, Inc.	5,000	286,350
Texas Instruments, Inc.	5,689	469,286
Xilinx, Inc.	2,325	155,101
		2,822,006
Software - 4.4%
Activision Blizzard, Inc.	1,798	105,327
Adobe Systems, Inc. (a)	2,515	356,778
Electronic Arts, Inc. (a)	827	93,724
Microsoft Corp.	23,440	1,637,050
Oracle Corp.	6,662	302,388
Salesforce.com, Inc. (a)	96	8,605
Snap, Inc. Class A (a)	2,267	48,083
Take-Two Interactive Software, Inc. (a)	1,540	118,180
Workday, Inc. Class A (a)	827	82,683
		2,752,818
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc. (b)	12,876	1,966,933
Western Digital Corp.	1,161	104,560
		2,071,493

TOTAL INFORMATION TECHNOLOGY		14,105,060

MATERIALS - 4.0%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	1,903	274,146
E.I. du Pont de Nemours & Co.	3,337	263,356
Eastman Chemical Co.	2,250	180,248
LyondellBasell Industries NV Class A	460	37,039
Monsanto Co.	2,260	265,369
Potash Corp. of Saskatchewan, Inc.	20,691	341,723
PPG Industries, Inc.	70	7,445
Praxair, Inc.	4,250	562,233
The Mosaic Co.	2,575	58,272
		1,989,831
Construction Materials - 0.1%
Vulcan Materials Co.	493	61,452
Containers & Packaging - 0.7%
Berry Global Group, Inc. (a)	2,745	159,183
Crown Holdings, Inc. (a)	1,839	106,184
Packaging Corp. of America	1,020	104,203
WestRock Co.	1,346	73,249
		442,819

TOTAL MATERIALS		2,494,102

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	102	13,381
AvalonBay Communities, Inc.	620	118,569
Crown Castle International Corp.	4,207	427,642
Public Storage	332	71,496
Vornado Realty Trust	1,289	118,846
		749,934
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	4,307	165,949
Verizon Communications, Inc.	5,426	253,069
		419,018
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	4,321	291,322

TOTAL TELECOMMUNICATION SERVICES		710,340

UTILITIES - 3.5%
Electric Utilities - 3.4%
Edison International	1,699	138,587
Exelon Corp.	1,517	55,082
Fortis, Inc.	3,890	127,903
Fortis, Inc.	7,354	242,094
NextEra Energy, Inc.	5,661	800,692
PG&E Corp.	2,108	144,145
PPL Corp.	11,335	452,380
Xcel Energy, Inc.	3,084	147,754
		2,108,637
Multi-Utilities - 0.1%
CMS Energy Corp.	2,056	97,475

TOTAL UTILITIES		2,206,112

TOTAL COMMON STOCKS
(Cost $44,105,673)		58,567,209

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(c)	151	5,018
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A 6.125%	100	5,316
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,909)		10,334

Equity Funds - 0.9%
Sector Funds - 0.9%
iShares NASDAQ Biotechnology Index ETF
(Cost $524,252)	1,861	531,781

U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.75% to 0.86% 6/22/17 to 8/3/17 (d)
(Cost $109,882)	$110,000	109,873

Money Market Funds - 5.2%
	Shares
Invesco Government & Agency Portfolio Institutional Class 0.71%(e)
(Cost $3,274,884)	3,274,884	3,274,884
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $48,026,600)		62,494,081
NET OTHER ASSETS (LIABILITIES) - 0.2%		113,883
NET ASSETS - 100%		$62,607,964

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	1	$106	$(303)
Bank of America Corp.	8/18/17 - $26.00	12	204	(126)
Citigroup, Inc.	8/18/17 - $65.00	6	831	(438)
CSX Corp.	7/21/17 - $52.50	2	308	(630)
JPMorgan Chase & Co.	8/18/17 - $90.00	3	285	(123)
State Street Corp.	8/18/17 - $85.00	2	274	(299)
TOTAL WRITTEN OPTIONS			$2,008	$(1,919)

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
17 CME E-mini S&P 500 Index Contracts (United States)	June 2017	2,049,435	$38,585

The face value of futures purchased as a percentage of Net Assets is 3.3%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $130,263.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,020 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $91,898.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$8,364,895	$8,359,877	$--	$5,018
Consumer Staples	5,572,883	5,550,850	22,033	--
Energy	2,921,203	2,921,203	--	--
Financials	7,249,563	7,249,563	--	--
Health Care	7,238,453	7,204,849	33,604	--
Industrials	6,964,998	6,964,998	--	--
Information Technology	14,105,060	14,105,060	--	--
Materials	2,494,102	2,494,102	--	--
Real Estate	749,934	749,934	--	--
Telecommunication Services	710,340	710,340	--	--
Utilities	2,206,112	2,206,112	--	--
Equity Funds	531,781	531,781	--	--
Other Short-Term Investments	109,873	--	109,873	--
Money Market Funds	3,274,884	3,274,884	--	--
Total Investments in Securities:	$62,494,081	$62,323,553	$165,510	$5,018
Derivative Instruments:
Assets
Futures Contracts	$38,585	$38,585	$--	$--
Total Assets	$38,585	$38,585	$--	$--
Liabilities
Written Options	$(1,919)	$(1,919)	$--	$--
Total Liabilities	$(1,919)	$(1,919)	$--	$--
Total Derivative Instruments:	$36,666	$36,666	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$38,585	$0
Written Options(b)	0	(1,919)
Total Equity Risk	38,585	(1,919)
Total Value of Derivatives	$38,585	$(1,919)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $48,026,600)		$62,494,081
Foreign currency held at value (cost $2,554)		2,532
Receivable for investments sold		1,337,562
Receivable for fund shares sold		2,676
Dividends receivable		114,939
Interest receivable		2,011
Receivable for daily variation margin for derivative instruments		340
Prepaid expenses		302
Receivable from investment adviser for expense reductions		3,731
Other receivables		990
Total assets		63,959,164
Liabilities
Payable to custodian bank	$2,635
Payable for investments purchased	1,190,182
Payable for fund shares redeemed	50,871
Accrued management fee	31,096
Distribution and service plan fees payable	28
Written options, at value (premium received $2,008)	1,919
Other affiliated payables	6,403
Other payables and accrued expenses	68,066
Total liabilities		1,351,200
Net Assets		$62,607,964
Net Assets consist of:
Paid in capital		$45,820,192
Undistributed net investment income		212,114
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,069,522
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,506,136
Net Assets		$62,607,964
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($58,221,026 ÷ 4,518,021 shares)		$12.89
Class F:
Net Asset Value, offering price and redemption price per share ($4,118,450 ÷ 318,022 shares)		$12.95
Class L:
Net Asset Value, offering price and redemption price per share ($134,838 ÷ 10,463 shares)		$12.89
Class N:
Net Asset Value, offering price and redemption price per share ($133,650 ÷ 10,385 shares)		$12.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$1,014,343
Interest		14,037
Total income		1,028,380
Expenses
Management fee	$349,024
Transfer agent fees	53,073
Distribution and service plan fees	313
Accounting fees and expenses	22,623
Custodian fees and expenses	87,417
Independent trustees' fees and expenses	692
Registration fees	42,779
Audit	69,719
Legal	6,956
Miscellaneous	2,280
Total expenses before reductions	634,876
Expense reductions	(114,603)	520,273
Net investment income (loss)		508,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,329,904
Foreign currency transactions	1,070
Futures contracts	365,269
Written options	4,429
Total net realized gain (loss)		4,700,672
Change in net unrealized appreciation (depreciation) on: Investment securities	3,978,310
Assets and liabilities in foreign currencies	18
Futures contracts	(71,122)
Written options	89
Total change in net unrealized appreciation (depreciation)		3,907,295
Net gain (loss)		8,607,967
Net increase (decrease) in net assets resulting from operations		$9,116,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$508,107	$490,739
Net realized gain (loss)	4,700,672	3,376,503
Change in net unrealized appreciation (depreciation)	3,907,295	(3,873,441)
Net increase (decrease) in net assets resulting from operations	9,116,074	(6,199)
Distributions to shareholders from net investment income	(471,794)	(513,897)
Distributions to shareholders from net realized gain	(4,835,255)	(4,359,150)
Total distributions	(5,307,049)	(4,873,047)
Share transactions - net increase (decrease)	3,335,131	(3,202,704)
Total increase (decrease) in net assets	7,144,156	(8,081,950)
Net Assets
Beginning of period	55,463,808	63,545,758
End of period	$62,607,964	$55,463,808
Other Information
Undistributed net investment income end of period	$212,114	$175,050

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$13.07	$14.28	$13.02	$10.61
Income from Investment Operations
Net investment income (loss)A	.11	.10	.10	.11	.13
Net realized and unrealized gain (loss)	1.82	(.04)	1.28	2.27	2.60
Total from investment operations	1.93	.06	1.38	2.38	2.73
Distributions from net investment income	(.10)	(.11)	(.12)	(.11)	(.12)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(1.02)	(.20)
Total distributions	(1.15)	(1.02)	(2.59)	(1.12)B	(.32)
Net asset value, end of period	$12.89	$12.11	$13.07	$14.28	$13.02
Total ReturnC	17.03%	.61%	10.70%	19.49%	26.33%
Ratios to Average Net AssetsD
Expenses before reductions	1.10%	1.20%	1.14%	1.21%	1.03%
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.97%	.97%	.97%	.96%
Net investment income (loss)	.87%	.84%	.78%	.80%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$58,221	$52,330	$60,606	$60,938	$67,623
Portfolio turnover rateE	151%	143%	151%	134%	95%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$13.10	$14.30	$13.02	$11.62
Income from Investment Operations
Net investment income (loss)B	.12	.11	.11	.12	.06
Net realized and unrealized gain (loss)	1.83	(.04)	1.28	2.28	1.46
Total from investment operations	1.95	.07	1.39	2.40	1.52
Distributions from net investment income	(.10)	(.11)	(.12)	(.11)	(.08)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(1.02)	(.04)
Total distributions	(1.15)	(1.02)	(2.59)	(1.12)C	(.12)
Net asset value, end of period	$12.95	$12.15	$13.10	$14.30	$13.02
Total ReturnD,E	17.14%	.69%	10.78%	19.66%	13.22%
Ratios to Average Net AssetsF
Expenses before reductions	1.00%	1.10%	1.05%	1.11%	.96%G
Expenses net of fee waivers, if any	.81%	.87%	.87%	.87%	.87%G
Expenses net of all reductions	.81%	.87%	.87%	.87%	.86%G
Net investment income (loss)	.96%	.93%	.88%	.90%	1.02%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,118	$2,891	$2,698	$1,527	$285
Portfolio turnover rateH	151%	143%	151%	134%	95%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.11	.10	.10	.07
Net realized and unrealized gain (loss)	1.82	(.04)	1.27	1.19
Total from investment operations	1.93	.06	1.37	1.26
Distributions from net investment income	(.10)	(.11)	(.12)	(.06)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.15)	(1.02)	(2.59)	(.47)
Net asset value, end of period	$12.89	$12.11	$13.07	$14.29
Total ReturnC,D	17.03%	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.10%	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%F
Expenses net of all reductions	.90%	.97%	.97%	.97%F
Net investment income (loss)	.87%	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$135	$122	$121	$109
Portfolio turnover rateG	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.10	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.08	.07	.07	.05
Net realized and unrealized gain (loss)	1.81	(.04)	1.28	1.18
Total from investment operations	1.89	.03	1.35	1.23
Distributions from net investment income	(.07)	(.08)	(.09)	(.06)
Distributions from net realized gain	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.12)	(.99)	(2.56)	(.46)C
Net asset value, end of period	$12.87	$12.10	$13.06	$14.27
Total ReturnD,E	16.66%	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.35%	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	.62%	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$134	$121	$121	$109
Portfolio turnover rateH	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options contracts, foreign currency transactions, market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$14,844,875
Gross unrealized depreciation	(670,140)
Net unrealized appreciation (depreciation) on securities	$14,174,735
Tax Cost	$48,319,346

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$915,585
Undistributed long-term capital gain	$1,698,370
Net unrealized appreciation (depreciation) on securities and other investments	$14,174,805

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$1,030,553	$ 1,137,130
Long-term Capital Gains	4,276,496	3,735,917
Total	$5,307,049	$ 4,873,047

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$ 365,269	$(71,122)
Written Options	4,429	89
Totals	$369,698	$(71,033)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$-
Options Opened	203	13,143
Options Exercised	(73)	(5,741)
Options Closed	(47)	(2,385)
Options Expired	(57)	(3,009)
Outstanding at end of period	26	$2,008

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $82,537,222 and $83,661,588, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Sub-Advisers. AllianceBernstein, L.P. (AB), First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc. and FIAM LLC (an affiliate of the investment adviser) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Oppenheimer Funds, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners), T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$313	$313

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$52,830.10
Class L	122.10
Class N	121.10
	$53,073

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $304 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $192 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations(a)	Expense Limitations(b)	Reimbursement
Core Multi-Manager	.90%	.90%	$107,527
Class F	.80%	.81%	6,554
Class L	.90%	.90%	247
Class N	1.15%	1.15%	249

 (a) Expense limitation effective June 1, 2016.

 (b) Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Core Multi-Manager	$443,816	$487,696
Class F	26,230	24,473
Class L	1,027	1,009
Class N	721	719
Total	$471,794	$513,897
From net realized gain
Core Multi-Manager	$4,552,626	$4,135,487
Class F	261,588	206,573
Class L	10,549	8,557
Class N	10,492	8,533
Total	$4,835,255	$4,359,150

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Core Multi-Manager
Shares sold	141,085	96,245	$1,713,629	$1,129,447
Reinvestment of distributions	422,177	384,610	4,996,442	4,623,183
Shares redeemed	(366,148)	(796,791)	(4,350,140)	(9,362,604)
Net increase (decrease)	197,114	(315,936)	$2,359,931	$(3,609,974)
Class F
Shares sold	139,459	92,805	$1,705,384	$1,114,584
Reinvestment of distributions	24,215	19,171	287,818	231,046
Shares redeemed	(83,486)	(80,075)	(1,027,313)	(957,178)
Net increase (decrease)	80,188	31,901	$965,889	$388,452
Class L
Reinvestment of distributions	978	796	$11,576	$9,566
Shares redeemed	(578)	–	(6,762)	–
Net increase (decrease)	400	796	$4,814	$9,566
Class N
Reinvestment of distributions	948	769	$11,213	$9,252
Shares redeemed	(575)	–	(6,716)	–
Net increase (decrease)	373	769	$4,497	$9,252

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 89% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Core Multi-Manager	.90%
Actual		$1,000.00	$1,103.30	$4.72
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class F	.81%
Actual		$1,000.00	$1,103.70	$4.25
Hypothetical-C		$1,000.00	$1,020.89	$4.08
Class L	.90%
Actual		$1,000.00	$1,103.30	$4.72
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,101.80	$6.03
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/10/17	07/07/17	$0.044	$0.495
Class F	07/10/17	07/07/17	$0.044	$0.495
Class L	07/10/17	07/07/17	$0.044	$0.495
Class N	07/10/17	07/07/17	$0.031	$0.495

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $3,033,134, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 97%, and 58%; Class F designates 97%, and 58%; Class L designates 97% and 58%; and Class N designates 100%, and 65% of the dividends distributed in July and December respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 98%, and 65%; Class F designates 98%, and 65%; Class L designates 98%, and 65%; and Class N designates 100% and 72% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement (the Current Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (J.P. Morgan) to add an additional investment mandate (the Amended Sub-Advisory Agreement) for the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by J.P. Morgan from its oversight of J.P. Morgan as a sub-adviser on an existing investment mandate on behalf of the fund and other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to the fund and other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by J.P. Morgan under the new investment mandate on behalf of the fund. The Board also considered the structure of J.P. Morgan's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund under the new investment mandate and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that J.P. Morgan will utilize a different investment mandate to manage the fund than it currently uses on behalf of the fund and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund under the new investment mandate and its use of technology. The Board noted that J.P. Morgan's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered J.P. Morgan's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by J.P. Morgan in connection with the annual renewal of the Current Sub-Advisory Agreement and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of J.P. Morgan and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to J.P. Morgan and the projected change in the fund's total management fee and total operating expenses, if any, as a result of the new investment mandate.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's total management fee or total fund expenses of the fund because Strategic Advisers does not expect to allocate any assets of the fund to J.P. Morgan under the new investment mandate at this time. The Board also considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the addition of the new investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Amended Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2a

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to FIAM's Sector Managed strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000

PROPOSAL 2b

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000

PROPOSAL 4a

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Core Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	48,989,698.04	87.976
Against	515,760.11	0.926
Abstain	6,179,974.42	11.098
TOTAL	55,685,432.57	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-L-MMC-N-ANN-0717
1.9585620.103

Strategic Advisers® Growth Multi-Manager Fund Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Growth Multi-Manager Fund	19.13%	14.96%	14.37%

 A From November 16, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$21,047	Strategic Advisers® Growth Multi-Manager Fund
$22,538	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 19%, trailing the 20.27% return of the benchmark Russell 1000® Growth Index. Underlying managers holding large-cap aggressive-growth stocks performed particularly well this period and bolstered the Fund’s relative performance. Conversely, managers pursuing valuation-driven strategies underperformed and detracted versus the benchmark. Sub-adviser Waddell & Reed’s quality-growth strategy was the biggest relative detractor, due to unfavorable positioning in several sectors. We defunded this strategy early in the period. The Blended Research Large Cap Growth strategy from sub-adviser Massachusetts Financial Services performed somewhat worse than expected due to adverse security selection across several sectors. On the plus side, Fidelity® Blue Chip Growth Fund was the top relative contributor, as its aggressive, large-cap growth strategy yielded strong overall positioning in technology. Sub-advisor ClariVest Asset Management also contributed, as this manager's quantitative strategy with a momentum bias led it to overweight the technology sector, within which it also benefited from favorable stock picks. As of period end, we had defunded sub-adviser Morgan Stanley Investment Management due to concern about the longer-term performance of its strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Blue Chip Growth Fund	5.4	5.3
Fidelity SAI U.S. Quality Index Fund	5.2	5.3
Facebook, Inc. Class A	4.1	3.7
Amazon.com, Inc.	3.9	3.6
Apple, Inc.	3.6	2.8
Microsoft Corp.	3.3	3.3
Alphabet, Inc. Class C	2.4	2.1
Alphabet, Inc. Class A	2.2	2.0
Visa, Inc. Class A	1.6	1.6
Comcast Corp. Class A	1.6	1.5
	33.3

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	31.1
Consumer Discretionary	14.7	14.6
Health Care	12.8	13.3
Consumer Staples	7.8	8.4
Industrials	7.8	7.9

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	84.1%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of November 30, 2016
Common Stocks	83.4%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 84.1%
	Shares	Value
CONSUMER DISCRETIONARY - 14.7%
Auto Components - 0.7%
Lear Corp.	3,008	$448,312
Automobiles - 0.2%
Thor Industries, Inc.	1,760	159,333
Hotels, Restaurants & Leisure - 3.2%
Carnival Corp.	2,684	171,961
Domino's Pizza, Inc.	2,417	511,727
International Game Technology PLC	3,108	55,167
Marriott International, Inc. Class A	1,806	194,416
McDonald's Corp.	2,025	305,552
Starbucks Corp.	3,487	221,808
Wyndham Worldwide Corp.	2,131	215,210
Yum China Holdings, Inc.	4,979	191,243
Yum! Brands, Inc.	3,389	246,177
		2,113,261
Household Durables - 0.6%
D.R. Horton, Inc.	7,513	245,600
Mohawk Industries, Inc. (a)	563	134,726
		380,326
Internet & Direct Marketing Retail - 4.4%
Amazon.com, Inc. (a)	2,584	2,570,098
Priceline Group, Inc. (a)	199	373,541
		2,943,639
Media - 2.6%
Charter Communications, Inc. Class A (a)	1,032	356,608
Comcast Corp. Class A	24,633	1,026,950
The Walt Disney Co.	2,877	310,543
		1,694,101
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,569	121,911
Specialty Retail - 2.7%
AutoZone, Inc. (a)	386	233,885
Best Buy Co., Inc.	4,342	257,871
Dick's Sporting Goods, Inc.	3,145	129,354
Foot Locker, Inc.	2,888	171,576
Home Depot, Inc.	4,165	639,369
Ross Stores, Inc.	4,633	296,141
Urban Outfitters, Inc. (a)	4,062	76,650
		1,804,846
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	1,313	69,576

TOTAL CONSUMER DISCRETIONARY		9,735,305

CONSUMER STAPLES - 7.8%
Beverages - 2.7%
Constellation Brands, Inc. Class A (sub. vtg.)	1,581	288,928
Monster Beverage Corp. (a)	10,359	523,751
PepsiCo, Inc.	4,396	513,761
The Coca-Cola Co.	9,478	430,965
		1,757,405
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	578	104,289
CVS Health Corp.	1,469	112,863
Wal-Mart Stores, Inc.	3,810	299,466
		516,618
Food Products - 2.6%
Archer Daniels Midland Co.	4,016	166,985
Bunge Ltd.	1,241	99,243
Danone SA sponsored ADR	29,945	446,031
Ingredion, Inc.	1,210	138,049
Mondelez International, Inc.	1,834	85,446
Pinnacle Foods, Inc.	2,760	171,976
The Hershey Co.	1,935	223,047
The J.M. Smucker Co.	972	124,270
Tyson Foods, Inc. Class A	5,270	302,182
		1,757,229
Household Products - 0.6%
Procter & Gamble Co.	4,631	407,945
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	2,164	203,719
Tobacco - 0.8%
Altria Group, Inc.	4,064	306,588
Philip Morris International, Inc.	1,777	212,885
		519,473

TOTAL CONSUMER STAPLES		5,162,389

ENERGY - 0.8%
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	3,704	257,761
Oil, Gas & Consumable Fuels - 0.4%
EOG Resources, Inc.	1,805	163,010
ONEOK, Inc.	1,960	97,373
Parsley Energy, Inc. Class A (a)	1,465	43,437
		303,820

TOTAL ENERGY		561,581

FINANCIALS - 3.7%
Banks - 0.7%
Bank of America Corp.	14,898	333,864
Zions Bancorporation	2,240	89,757
		423,621
Capital Markets - 1.8%
Bank of New York Mellon Corp.	5,955	280,600
FactSet Research Systems, Inc.	1,393	230,806
Morgan Stanley	4,360	181,986
SEI Investments Co.	7,207	360,999
State Street Corp.	1,625	132,373
		1,186,764
Consumer Finance - 0.6%
American Express Co.	2,397	184,425
Discover Financial Services	3,632	213,198
		397,623
Diversified Financial Services - 0.0%
Varex Imaging Corp. (a)	722	24,801
Insurance - 0.6%
MetLife, Inc.	3,117	157,689
Progressive Corp.	2,330	98,862
Prudential Financial, Inc.	1,448	151,823
		408,374

TOTAL FINANCIALS		2,441,183

HEALTH CARE - 12.8%
Biotechnology - 4.1%
AbbVie, Inc.	2,707	178,716
Alexion Pharmaceuticals, Inc. (a)	1,218	119,401
Amgen, Inc.	4,858	754,156
Biogen, Inc. (a)	1,622	401,883
Celgene Corp. (a)	5,594	640,010
Gilead Sciences, Inc.	3,092	200,640
Regeneron Pharmaceuticals, Inc. (a)	874	401,218
		2,696,024
Health Care Equipment & Supplies - 2.5%
Edwards Lifesciences Corp. (a)	5,485	631,159
Hologic, Inc. (a)	3,181	137,769
Medtronic PLC	2,114	178,168
Stryker Corp.	1,131	161,688
The Cooper Companies, Inc.	1,135	248,281
Varian Medical Systems, Inc. (a)	3,144	311,319
		1,668,384
Health Care Providers & Services - 3.2%
Aetna, Inc.	1,759	254,809
Express Scripts Holding Co. (a)	4,266	254,894
HCA Holdings, Inc. (a)	2,797	229,102
Humana, Inc.	345	80,130
Laboratory Corp. of America Holdings (a)	1,716	238,524
McKesson Corp.	917	149,554
UnitedHealth Group, Inc.	5,169	905,505
		2,112,518
Health Care Technology - 0.5%
Cerner Corp. (a)	4,955	323,809
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	2,339	404,156
Pharmaceuticals - 1.9%
Eli Lilly & Co.	4,528	360,293
Merck & Co., Inc.	3,530	229,838
Novartis AG sponsored ADR	3,389	277,119
Novo Nordisk A/S Series B sponsored ADR	9,966	422,259
		1,289,509

TOTAL HEALTH CARE		8,494,400

INDUSTRIALS - 7.8%
Aerospace & Defense - 2.3%
General Dynamics Corp.	1,102	223,982
Lockheed Martin Corp.	610	171,489
Northrop Grumman Corp.	2,350	609,167
Orbital ATK, Inc.	648	65,876
Spirit AeroSystems Holdings, Inc. Class A	1,713	93,341
Textron, Inc.	2,906	138,907
United Technologies Corp.	1,801	218,425
		1,521,187
Air Freight & Logistics - 1.3%
Expeditors International of Washington, Inc.	6,949	370,938
FedEx Corp.	750	145,380
United Parcel Service, Inc. Class B	2,967	314,413
		830,731
Airlines - 0.3%
Copa Holdings SA Class A	988	111,684
Delta Air Lines, Inc.	1,850	90,891
		202,575
Building Products - 0.8%
Lennox International, Inc.	573	101,478
Owens Corning	6,615	412,776
		514,254
Industrial Conglomerates - 0.2%
Roper Technologies, Inc.	665	151,088
Machinery - 1.5%
Deere & Co.	4,449	544,825
Ingersoll-Rand PLC	2,580	231,168
Oshkosh Corp.	1,640	103,517
Parker Hannifin Corp.	765	120,465
		999,975
Road & Rail - 0.4%
CSX Corp.	2,105	114,028
Union Pacific Corp.	1,548	170,744
		284,772
Trading Companies & Distributors - 1.0%
HD Supply Holdings, Inc. (a)	4,542	183,270
MSC Industrial Direct Co., Inc. Class A	1,170	98,210
United Rentals, Inc. (a)	2,018	219,417
Univar, Inc. (a)	5,075	154,382
		655,279

TOTAL INDUSTRIALS		5,159,861

INFORMATION TECHNOLOGY - 33.2%
Communications Equipment - 1.6%
Cisco Systems, Inc.	25,708	810,573
Juniper Networks, Inc.	8,145	238,893
		1,049,466
Internet Software & Services - 10.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	6,106	747,741
Alphabet, Inc.:
Class A (a)	1,490	1,470,764
Class C (a)	1,630	1,572,722
Dropbox, Inc. Class B (a)(b)	1,441	18,013
eBay, Inc. (a)	8,090	277,487
Facebook, Inc. Class A (a)	17,743	2,687,355
SurveyMonkey (a)(b)	1,159	13,572
		6,787,654
IT Services - 5.4%
Accenture PLC Class A	2,241	278,937
Amdocs Ltd.	1,151	74,562
Automatic Data Processing, Inc.	1,166	119,363
DXC Technology Co.	2,622	203,257
Fidelity National Information Services, Inc.	1,682	144,433
Fiserv, Inc. (a)	2,004	251,061
FleetCor Technologies, Inc. (a)	1,635	235,914
Global Payments, Inc.	3,604	330,162
IBM Corp.	469	71,583
MasterCard, Inc. Class A	2,717	333,865
Total System Services, Inc.	2,793	166,323
Vantiv, Inc. (a)	4,098	257,027
Visa, Inc. Class A	11,441	1,089,526
		3,556,013
Semiconductors & Semiconductor Equipment - 3.8%
Analog Devices, Inc.	794	68,093
Applied Materials, Inc.	11,275	517,297
KLA-Tencor Corp.	660	68,640
Lam Research Corp.	2,345	363,874
Microchip Technology, Inc.	1,895	157,854
NVIDIA Corp.	4,789	691,292
Qualcomm, Inc.	7,833	448,596
Texas Instruments, Inc.	2,697	222,476
		2,538,122
Software - 8.0%
Activision Blizzard, Inc.	2,485	145,571
Adobe Systems, Inc. (a)	3,893	552,261
Autodesk, Inc. (a)	4,955	553,820
Electronic Arts, Inc. (a)	6,228	705,819
Intuit, Inc.	2,323	326,707
Microsoft Corp.	31,360	2,190,182
Oracle Corp.	12,795	580,765
Synopsys, Inc. (a)	3,420	256,055
		5,311,180
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	15,471	2,363,350
NCR Corp. (a)	3,991	153,773
NetApp, Inc.	6,584	266,586
		2,783,709

TOTAL INFORMATION TECHNOLOGY		22,026,144

MATERIALS - 2.0%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	1,234	177,770
FMC Corp.	1,157	87,203
LyondellBasell Industries NV Class A	2,649	213,297
Monsanto Co.	2,436	286,035
Sherwin-Williams Co.	184	61,046
		825,351
Containers & Packaging - 0.4%
Berry Global Group, Inc. (a)	2,599	150,716
Owens-Illinois, Inc. (a)	5,595	126,279
		276,995
Metals & Mining - 0.3%
Steel Dynamics, Inc.	6,511	221,309

TOTAL MATERIALS		1,323,655

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc.	1,803	210,374
American Tower Corp.	810	106,264
Equity Lifestyle Properties, Inc.	1,095	92,418
Public Storage	286	61,590
Simon Property Group, Inc.	973	150,085
		620,731
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	3,545	165,339
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	7,253	84,715
TOTAL COMMON STOCKS
(Cost $37,637,723)		55,775,303

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(b)
(Cost $1,303)	144	1,800

Equity Funds - 10.6%
Large Growth Funds - 10.6%
Fidelity Blue Chip Growth Fund (c)	44,507	3,601,515
Fidelity SAI U.S. Quality Index Fund (c)	282,596	3,447,674
TOTAL EQUITY FUNDS
(Cost $5,819,974)		7,049,189

U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.76% to 0.96% 6/29/17 to 8/31/17 (d)
(Cost $129,895)	$130,000	129,889

Money Market Funds - 5.3%

Invesco Government & Agency Portfolio Institutional Class 0.71%(e)
(Cost $3,531,706)	3,531,706	3,531,706
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $47,120,601)		66,487,887
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(129,602)
NET ASSETS - 100%		$66,358,285

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
49 ICE Russell 1000 Growth Index Contracts (United States)	June 2017	2,930,935	$138,081

The face value of futures purchased as a percentage of Net Assets is 4.4%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $4,511,407.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,385 or 0.1% of net assets.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,889.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Dropbox, Inc. Class B	5/1/12	$13,044
Dropbox, Inc. Series A	5/25/12	$1,303
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$--	$2,948,770	$44,250	$6,678	$3,601,515
Fidelity SAI U.S. Quality Index Fund	--	2,914,718	--	39,457	3,447,674
Total	$--	$5,863,488	$44,250	$46,135	$7,049,189

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$9,735,305	$9,735,305	$--	$--
Consumer Staples	5,162,389	5,162,389	--	--
Energy	561,581	561,581	--	--
Financials	2,441,183	2,441,183	--	--
Health Care	8,494,400	8,494,400	--	--
Industrials	5,159,861	5,159,861	--	--
Information Technology	22,027,944	21,994,559	--	33,385
Materials	1,323,655	1,323,655	--	--
Real Estate	620,731	620,731	--	--
Telecommunication Services	165,339	165,339	--	--
Utilities	84,715	84,715	--	--
Equity Funds	7,049,189	7,049,189	--	--
Other Short-Term Investments	129,889	--	129,889	--
Money Market Funds	3,531,706	3,531,706	--	--
Total Investments in Securities:	$66,487,887	$66,324,613	$129,889	$33,385
Derivative Instruments:
Assets
Futures Contracts	$138,081	$138,081	$--	$--
Total Assets	$138,081	$138,081	$--	$--
Total Derivative Instruments:	$138,081	$138,081	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$138,081	$0
Total Equity Risk	138,081	0
Total Value of Derivatives	$138,081	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,300,627)	$59,438,698
Affiliated issuers (cost $5,819,974)	7,049,189
Total Investments (cost $47,120,601)		$66,487,887
Receivable for investments sold		3,027
Receivable for fund shares sold		4,285
Dividends receivable		74,998
Interest receivable		2,004
Receivable for daily variation margin for derivative instruments		2,515
Prepaid expenses		312
Other receivables		1,025
Total assets		66,576,053
Liabilities
Payable for fund shares redeemed	$145,911
Accrued management fee	25,179
Distribution and service plan fees payable	28
Other affiliated payables	6,317
Other payables and accrued expenses	40,333
Total liabilities		217,768
Net Assets		$66,358,285
Net Assets consist of:
Paid in capital		$45,476,784
Undistributed net investment income		101,429
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,274,705
Net unrealized appreciation (depreciation) on investments		19,505,367
Net Assets		$66,358,285
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($62,609,732 ÷ 4,558,639 shares)		$13.73
Class F:
Net Asset Value, offering price and redemption price per share ($3,472,771 ÷ 252,883 shares)		$13.73
Class L:
Net Asset Value, offering price and redemption price per share ($138,501 ÷ 10,092 shares)		$13.72
Class N:
Net Asset Value, offering price and redemption price per share ($137,281 ÷ 10,017 shares)		$13.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$701,226
Affiliated issuers		46,135
Interest		17,217
Total income		764,578
Expenses
Management fee	$279,939
Transfer agent fees	50,605
Distribution and service plan fees	314
Accounting fees and expenses	23,590
Custodian fees and expenses	13,613
Independent trustees' fees and expenses	722
Registration fees	42,762
Audit	68,001
Legal	1,856
Miscellaneous	2,141
Total expenses before reductions	483,543
Expense reductions	(928)	482,615
Net investment income (loss)		281,963
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,981,184
Affiliated issuers	739
Foreign currency transactions	228
Futures contracts	853,599
Realized gain distributions from underlying funds:
Affiliated issuers	123,635
Total net realized gain (loss)		5,959,385
Change in net unrealized appreciation (depreciation) on: Investment securities	4,500,523
Assets and liabilities in foreign currencies	(95)
Futures contracts	59,409
Total change in net unrealized appreciation (depreciation)		4,559,837
Net gain (loss)		10,519,222
Net increase (decrease) in net assets resulting from operations		$10,801,185

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$281,963	$292,540
Net realized gain (loss)	5,959,385	4,083,861
Change in net unrealized appreciation (depreciation)	4,559,837	(4,809,668)
Net increase (decrease) in net assets resulting from operations	10,801,185	(433,267)
Distributions to shareholders from net investment income	(319,551)	(250,913)
Distributions to shareholders from net realized gain	(7,341,393)	(3,437,178)
Total distributions	(7,660,944)	(3,688,091)
Share transactions - net increase (decrease)	4,574,494	(2,366,614)
Total increase (decrease) in net assets	7,714,735	(6,487,972)
Net Assets
Beginning of period	58,643,550	65,131,522
End of period	$66,358,285	$58,643,550
Other Information
Undistributed net investment income end of period	$101,429	$152,261

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$14.04	$14.73	$12.70	$10.47
Income from Investment Operations
Net investment income (loss)A	.06	.06	.05	.08	.07
Net realized and unrealized gain (loss)	2.21B	(.16)	1.71	2.74	2.22
Total from investment operations	2.27	(.10)	1.76	2.82	2.29
Distributions from net investment income	(.07)	(.05)	(.06)	(.07)	(.06)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.73)	–
Total distributions	(1.71)	(.77)	(2.45)C	(.79)D	(.06)
Net asset value, end of period	$13.73	$13.17	$14.04	$14.73	$12.70
Total ReturnE	19.13%B	(.66)%	13.15%	22.94%	21.97%
Ratios to Average Net AssetsF
Expenses before reductions	.80%	.82%	.84%	.83%	.87%
Expenses net of fee waivers, if any	.80%	.82%	.84%	.80%	.87%
Expenses net of all reductions	.80%	.82%	.84%	.80%	.87%
Net investment income (loss)	.46%	.46%	.39%	.55%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$62,610	$55,948	$62,615	$65,731	$64,621
Portfolio turnover rateG	52%	46%	46%	51%	65%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.07%.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$14.04	$14.73	$12.70	$11.31
Income from Investment Operations
Net investment income (loss)B	.07	.07	.07	.09	.03
Net realized and unrealized gain (loss)	2.22C	(.15)	1.70	2.75	1.41
Total from investment operations	2.29	(.08)	1.77	2.84	1.44
Distributions from net investment income	(.08)	(.07)	(.08)	(.08)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.73)	–
Total distributions	(1.73)D	(.79)	(2.46)	(.81)	(.05)
Net asset value, end of period	$13.73	$13.17	$14.04	$14.73	$12.70
Total ReturnE,F	19.25%C	(.56)%	13.27%	23.05%	12.82%
Ratios to Average Net AssetsG
Expenses before reductions	.71%	.72%	.74%	.74%	.72%H
Expenses net of fee waivers, if any	.71%	.72%	.74%	.69%	.72%H
Expenses net of all reductions	.71%	.72%	.74%	.69%	.72%H
Net investment income (loss)	.55%	.55%	.48%	.66%	.64%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,473	$2,451	$2,269	$1,286	$256
Portfolio turnover rateI	52%	46%	46%	51%	65%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.19%.

 D Total distributions of $1.73 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.642 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.16	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.06	.05	.05
Net realized and unrealized gain (loss)	2.21C	(.15)	1.71	1.22
Total from investment operations	2.27	(.09)	1.76	1.27
Distributions from net investment income	(.07)	(.05)	(.07)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(1.71)	(.78)D	(2.45)	(.51)
Net asset value, end of period	$13.72	$13.16	$14.03	$14.72
Total ReturnE,F	19.15%C	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsG
Expenses before reductions	.80%	.82%	.84%	.85%H
Expenses net of fee waivers, if any	.80%	.82%	.84%	.85%H
Expenses net of all reductions	.80%	.82%	.84%	.85%H
Net investment income (loss)	.46%	.46%	.39%	.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$139	$123	$124	$109
Portfolio turnover rateI	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.09%.

 D Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.03	.03	.02	.03
Net realized and unrealized gain (loss)	2.20C	(.15)	1.70	1.23
Total from investment operations	2.23	(.12)	1.72	1.26
Distributions from net investment income	(.04)	(.02)	(.03)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(1.68)	(.74)	(2.42)D	(.51)
Net asset value, end of period	$13.70	$13.15	$14.01	$14.71
Total ReturnE,F	18.79%C	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsG
Expenses before reductions	1.05%	1.07%	1.09%	1.10%H
Expenses net of fee waivers, if any	1.05%	1.07%	1.09%	1.10%H
Expenses net of all reductions	1.05%	1.06%	1.09%	1.10%H
Net investment income (loss)	.21%	.21%	.14%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$137	$122	$123	$109
Portfolio turnover rateI	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 18.73%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, security level mergers and exchanges and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$19,937,113
Gross unrealized depreciation	(669,337)
Net unrealized appreciation (depreciation) on securities	$19,267,776
Tax Cost	$47,220,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$102,304
Undistributed long-term capital gain	$1,512,448
Net unrealized appreciation (depreciation) on securities and other investments	$19,267,776

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$516,495	$ 302,461
Long-term Capital Gains	7,144,449	3,385,630
Total	$7,660,944	$ 3,688,091

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,599 and a change in net unrealized appreciation (depreciation) of $59,409 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares) other than short-term securities, aggregated $28,886,494 and $31,374,670, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .46% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc. (through March 31, 2017) and Waddell & Reed Investment Management Co. (Waddell & Reed) (through June 28, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, Morgan Stanley Investment Management, Inc. and Waddell & Reed have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$314	$314

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$50,389.09
Class L	108.09
Class N	108.09
	$50,605

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund $37,297 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $184 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $907.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $21.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Growth Multi-Manager	$301,715	$238,634
Class F	16,794	11,626
Class L	671	475
Class N	371	178
Total	$319,551	$250,913
From net realized gain
Growth Multi-Manager	$6,978,535	$3,295,885
Class F	332,358	128,412
Class L	15,293	6,450
Class N	15,207	6,431
Total	$7,341,393	$3,437,178

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Growth Multi-Manager
Shares sold	85,500	156,433	$1,104,425	$2,082,156
Reinvestment of distributions	587,340	265,932	7,280,250	3,534,519
Shares redeemed	(361,805)	(635,319)	(4,658,114)	(8,317,006)
Net increase (decrease)	311,035	(212,954)	$3,726,561	$(2,700,331)
Class F
Shares sold	110,246	73,922	$1,414,746	$973,407
Reinvestment of distributions	28,217	10,546	349,152	140,038
Shares redeemed	(71,636)	(60,042)	(933,819)	(793,262)
Net increase (decrease)	66,827	24,426	$830,079	$320,183
Class L
Reinvestment of distributions	1,289	522	$15,964	$6,925
Shares redeemed	(534)	–	(6,870)	–
Net increase (decrease)	755	522	$9,094	$6,925
Class N
Reinvestment of distributions	1,258	498	$15,578	$6,609
Shares redeemed	(531)	–	(6,818)	–
Net increase (decrease)	727	498	$8,760	$6,609

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Growth Multi-Manager	.74%
Actual		$1,000.00	$1,153.20	$3.97
Hypothetical-C		$1,000.00	$1,021.24	$3.73
Class F	.69%
Actual		$1,000.00	$1,153.80	$3.71
Hypothetical-C		$1,000.00	$1,021.49	$3.48
Class L	.74%
Actual		$1,000.00	$1,153.30	$3.97
Hypothetical-C		$1,000.00	$1,021.24	$3.73
Class N	.99%
Actual		$1,000.00	$1,151.80	$5.31
Hypothetical-C		$1,000.00	$1,020.00	$4.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi-Manger Fund	07/10/17	07/07/17	$0.022	$0.313
Class F	07/10/17	07/07/17	$0.027	$0.313
Class L	07/10/17	07/07/17	$0.023	$0.313
Class N	07/10/17	07/07/17	$0.009	$0.313

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $5,840,040, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of the dividends distributed in July and December, 2016 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Adviser Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2c

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers Growth Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	58,743,710.84	100.000
Against	0.00	0.000
Abstain	0.00	0.000
TOTAL	58,743,710.84	100.000

PROPOSAL 4b

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers Growth Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	58,743,710.84	100.000
Against	0.00	0.000
Abstain	0.00	0.000
TOTAL	58,743,710.84	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMG-ANN-0717
1.931553.105

Strategic Advisers® Growth Multi-Manager Fund Class F Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class F	19.25%	15.05%	14.45%

 A From November 16, 2011

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class F on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$21,130	Strategic Advisers® Growth Multi-Manager Fund - Class F
$22,538	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 19%, trailing the 20.27% return of the benchmark Russell 1000® Growth Index. Underlying managers holding large-cap aggressive-growth stocks performed particularly well this period and bolstered the Fund’s relative performance. Conversely, managers pursuing valuation-driven strategies underperformed and detracted versus the benchmark. Sub-adviser Waddell & Reed’s quality-growth strategy was the biggest relative detractor, due to unfavorable positioning in several sectors. We defunded this strategy early in the period. The Blended Research Large Cap Growth strategy from sub-adviser Massachusetts Financial Services performed somewhat worse than expected due to adverse security selection across several sectors. On the plus side, Fidelity® Blue Chip Growth Fund was the top relative contributor, as its aggressive, large-cap growth strategy yielded strong overall positioning in technology. Sub-advisor ClariVest Asset Management also contributed, as this manager's quantitative strategy with a momentum bias led it to overweight the technology sector, within which it also benefited from favorable stock picks. As of period end, we had defunded sub-adviser Morgan Stanley Investment Management due to concern about the longer-term performance of its strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Blue Chip Growth Fund	5.4	5.3
Fidelity SAI U.S. Quality Index Fund	5.2	5.3
Facebook, Inc. Class A	4.1	3.7
Amazon.com, Inc.	3.9	3.6
Apple, Inc.	3.6	2.8
Microsoft Corp.	3.3	3.3
Alphabet, Inc. Class C	2.4	2.1
Alphabet, Inc. Class A	2.2	2.0
Visa, Inc. Class A	1.6	1.6
Comcast Corp. Class A	1.6	1.5
	33.3

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	31.1
Consumer Discretionary	14.7	14.6
Health Care	12.8	13.3
Consumer Staples	7.8	8.4
Industrials	7.8	7.9

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	84.1%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of November 30, 2016
Common Stocks	83.4%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 84.1%
	Shares	Value
CONSUMER DISCRETIONARY - 14.7%
Auto Components - 0.7%
Lear Corp.	3,008	$448,312
Automobiles - 0.2%
Thor Industries, Inc.	1,760	159,333
Hotels, Restaurants & Leisure - 3.2%
Carnival Corp.	2,684	171,961
Domino's Pizza, Inc.	2,417	511,727
International Game Technology PLC	3,108	55,167
Marriott International, Inc. Class A	1,806	194,416
McDonald's Corp.	2,025	305,552
Starbucks Corp.	3,487	221,808
Wyndham Worldwide Corp.	2,131	215,210
Yum China Holdings, Inc.	4,979	191,243
Yum! Brands, Inc.	3,389	246,177
		2,113,261
Household Durables - 0.6%
D.R. Horton, Inc.	7,513	245,600
Mohawk Industries, Inc. (a)	563	134,726
		380,326
Internet & Direct Marketing Retail - 4.4%
Amazon.com, Inc. (a)	2,584	2,570,098
Priceline Group, Inc. (a)	199	373,541
		2,943,639
Media - 2.6%
Charter Communications, Inc. Class A (a)	1,032	356,608
Comcast Corp. Class A	24,633	1,026,950
The Walt Disney Co.	2,877	310,543
		1,694,101
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,569	121,911
Specialty Retail - 2.7%
AutoZone, Inc. (a)	386	233,885
Best Buy Co., Inc.	4,342	257,871
Dick's Sporting Goods, Inc.	3,145	129,354
Foot Locker, Inc.	2,888	171,576
Home Depot, Inc.	4,165	639,369
Ross Stores, Inc.	4,633	296,141
Urban Outfitters, Inc. (a)	4,062	76,650
		1,804,846
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	1,313	69,576

TOTAL CONSUMER DISCRETIONARY		9,735,305

CONSUMER STAPLES - 7.8%
Beverages - 2.7%
Constellation Brands, Inc. Class A (sub. vtg.)	1,581	288,928
Monster Beverage Corp. (a)	10,359	523,751
PepsiCo, Inc.	4,396	513,761
The Coca-Cola Co.	9,478	430,965
		1,757,405
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	578	104,289
CVS Health Corp.	1,469	112,863
Wal-Mart Stores, Inc.	3,810	299,466
		516,618
Food Products - 2.6%
Archer Daniels Midland Co.	4,016	166,985
Bunge Ltd.	1,241	99,243
Danone SA sponsored ADR	29,945	446,031
Ingredion, Inc.	1,210	138,049
Mondelez International, Inc.	1,834	85,446
Pinnacle Foods, Inc.	2,760	171,976
The Hershey Co.	1,935	223,047
The J.M. Smucker Co.	972	124,270
Tyson Foods, Inc. Class A	5,270	302,182
		1,757,229
Household Products - 0.6%
Procter & Gamble Co.	4,631	407,945
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	2,164	203,719
Tobacco - 0.8%
Altria Group, Inc.	4,064	306,588
Philip Morris International, Inc.	1,777	212,885
		519,473

TOTAL CONSUMER STAPLES		5,162,389

ENERGY - 0.8%
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	3,704	257,761
Oil, Gas & Consumable Fuels - 0.4%
EOG Resources, Inc.	1,805	163,010
ONEOK, Inc.	1,960	97,373
Parsley Energy, Inc. Class A (a)	1,465	43,437
		303,820

TOTAL ENERGY		561,581

FINANCIALS - 3.7%
Banks - 0.7%
Bank of America Corp.	14,898	333,864
Zions Bancorporation	2,240	89,757
		423,621
Capital Markets - 1.8%
Bank of New York Mellon Corp.	5,955	280,600
FactSet Research Systems, Inc.	1,393	230,806
Morgan Stanley	4,360	181,986
SEI Investments Co.	7,207	360,999
State Street Corp.	1,625	132,373
		1,186,764
Consumer Finance - 0.6%
American Express Co.	2,397	184,425
Discover Financial Services	3,632	213,198
		397,623
Diversified Financial Services - 0.0%
Varex Imaging Corp. (a)	722	24,801
Insurance - 0.6%
MetLife, Inc.	3,117	157,689
Progressive Corp.	2,330	98,862
Prudential Financial, Inc.	1,448	151,823
		408,374

TOTAL FINANCIALS		2,441,183

HEALTH CARE - 12.8%
Biotechnology - 4.1%
AbbVie, Inc.	2,707	178,716
Alexion Pharmaceuticals, Inc. (a)	1,218	119,401
Amgen, Inc.	4,858	754,156
Biogen, Inc. (a)	1,622	401,883
Celgene Corp. (a)	5,594	640,010
Gilead Sciences, Inc.	3,092	200,640
Regeneron Pharmaceuticals, Inc. (a)	874	401,218
		2,696,024
Health Care Equipment & Supplies - 2.5%
Edwards Lifesciences Corp. (a)	5,485	631,159
Hologic, Inc. (a)	3,181	137,769
Medtronic PLC	2,114	178,168
Stryker Corp.	1,131	161,688
The Cooper Companies, Inc.	1,135	248,281
Varian Medical Systems, Inc. (a)	3,144	311,319
		1,668,384
Health Care Providers & Services - 3.2%
Aetna, Inc.	1,759	254,809
Express Scripts Holding Co. (a)	4,266	254,894
HCA Holdings, Inc. (a)	2,797	229,102
Humana, Inc.	345	80,130
Laboratory Corp. of America Holdings (a)	1,716	238,524
McKesson Corp.	917	149,554
UnitedHealth Group, Inc.	5,169	905,505
		2,112,518
Health Care Technology - 0.5%
Cerner Corp. (a)	4,955	323,809
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	2,339	404,156
Pharmaceuticals - 1.9%
Eli Lilly & Co.	4,528	360,293
Merck & Co., Inc.	3,530	229,838
Novartis AG sponsored ADR	3,389	277,119
Novo Nordisk A/S Series B sponsored ADR	9,966	422,259
		1,289,509

TOTAL HEALTH CARE		8,494,400

INDUSTRIALS - 7.8%
Aerospace & Defense - 2.3%
General Dynamics Corp.	1,102	223,982
Lockheed Martin Corp.	610	171,489
Northrop Grumman Corp.	2,350	609,167
Orbital ATK, Inc.	648	65,876
Spirit AeroSystems Holdings, Inc. Class A	1,713	93,341
Textron, Inc.	2,906	138,907
United Technologies Corp.	1,801	218,425
		1,521,187
Air Freight & Logistics - 1.3%
Expeditors International of Washington, Inc.	6,949	370,938
FedEx Corp.	750	145,380
United Parcel Service, Inc. Class B	2,967	314,413
		830,731
Airlines - 0.3%
Copa Holdings SA Class A	988	111,684
Delta Air Lines, Inc.	1,850	90,891
		202,575
Building Products - 0.8%
Lennox International, Inc.	573	101,478
Owens Corning	6,615	412,776
		514,254
Industrial Conglomerates - 0.2%
Roper Technologies, Inc.	665	151,088
Machinery - 1.5%
Deere & Co.	4,449	544,825
Ingersoll-Rand PLC	2,580	231,168
Oshkosh Corp.	1,640	103,517
Parker Hannifin Corp.	765	120,465
		999,975
Road & Rail - 0.4%
CSX Corp.	2,105	114,028
Union Pacific Corp.	1,548	170,744
		284,772
Trading Companies & Distributors - 1.0%
HD Supply Holdings, Inc. (a)	4,542	183,270
MSC Industrial Direct Co., Inc. Class A	1,170	98,210
United Rentals, Inc. (a)	2,018	219,417
Univar, Inc. (a)	5,075	154,382
		655,279

TOTAL INDUSTRIALS		5,159,861

INFORMATION TECHNOLOGY - 33.2%
Communications Equipment - 1.6%
Cisco Systems, Inc.	25,708	810,573
Juniper Networks, Inc.	8,145	238,893
		1,049,466
Internet Software & Services - 10.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	6,106	747,741
Alphabet, Inc.:
Class A (a)	1,490	1,470,764
Class C (a)	1,630	1,572,722
Dropbox, Inc. Class B (a)(b)	1,441	18,013
eBay, Inc. (a)	8,090	277,487
Facebook, Inc. Class A (a)	17,743	2,687,355
SurveyMonkey (a)(b)	1,159	13,572
		6,787,654
IT Services - 5.4%
Accenture PLC Class A	2,241	278,937
Amdocs Ltd.	1,151	74,562
Automatic Data Processing, Inc.	1,166	119,363
DXC Technology Co.	2,622	203,257
Fidelity National Information Services, Inc.	1,682	144,433
Fiserv, Inc. (a)	2,004	251,061
FleetCor Technologies, Inc. (a)	1,635	235,914
Global Payments, Inc.	3,604	330,162
IBM Corp.	469	71,583
MasterCard, Inc. Class A	2,717	333,865
Total System Services, Inc.	2,793	166,323
Vantiv, Inc. (a)	4,098	257,027
Visa, Inc. Class A	11,441	1,089,526
		3,556,013
Semiconductors & Semiconductor Equipment - 3.8%
Analog Devices, Inc.	794	68,093
Applied Materials, Inc.	11,275	517,297
KLA-Tencor Corp.	660	68,640
Lam Research Corp.	2,345	363,874
Microchip Technology, Inc.	1,895	157,854
NVIDIA Corp.	4,789	691,292
Qualcomm, Inc.	7,833	448,596
Texas Instruments, Inc.	2,697	222,476
		2,538,122
Software - 8.0%
Activision Blizzard, Inc.	2,485	145,571
Adobe Systems, Inc. (a)	3,893	552,261
Autodesk, Inc. (a)	4,955	553,820
Electronic Arts, Inc. (a)	6,228	705,819
Intuit, Inc.	2,323	326,707
Microsoft Corp.	31,360	2,190,182
Oracle Corp.	12,795	580,765
Synopsys, Inc. (a)	3,420	256,055
		5,311,180
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	15,471	2,363,350
NCR Corp. (a)	3,991	153,773
NetApp, Inc.	6,584	266,586
		2,783,709

TOTAL INFORMATION TECHNOLOGY		22,026,144

MATERIALS - 2.0%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	1,234	177,770
FMC Corp.	1,157	87,203
LyondellBasell Industries NV Class A	2,649	213,297
Monsanto Co.	2,436	286,035
Sherwin-Williams Co.	184	61,046
		825,351
Containers & Packaging - 0.4%
Berry Global Group, Inc. (a)	2,599	150,716
Owens-Illinois, Inc. (a)	5,595	126,279
		276,995
Metals & Mining - 0.3%
Steel Dynamics, Inc.	6,511	221,309

TOTAL MATERIALS		1,323,655

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc.	1,803	210,374
American Tower Corp.	810	106,264
Equity Lifestyle Properties, Inc.	1,095	92,418
Public Storage	286	61,590
Simon Property Group, Inc.	973	150,085
		620,731
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	3,545	165,339
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	7,253	84,715
TOTAL COMMON STOCKS
(Cost $37,637,723)		55,775,303

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(b)
(Cost $1,303)	144	1,800

Equity Funds - 10.6%
Large Growth Funds - 10.6%
Fidelity Blue Chip Growth Fund (c)	44,507	3,601,515
Fidelity SAI U.S. Quality Index Fund (c)	282,596	3,447,674
TOTAL EQUITY FUNDS
(Cost $5,819,974)		7,049,189

U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.76% to 0.96% 6/29/17 to 8/31/17 (d)
(Cost $129,895)	$130,000	129,889

Money Market Funds - 5.3%

Invesco Government & Agency Portfolio Institutional Class 0.71%(e)
(Cost $3,531,706)	3,531,706	3,531,706
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $47,120,601)		66,487,887
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(129,602)
NET ASSETS - 100%		$66,358,285

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
49 ICE Russell 1000 Growth Index Contracts (United States)	June 2017	2,930,935	$138,081

The face value of futures purchased as a percentage of Net Assets is 4.4%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $4,511,407.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,385 or 0.1% of net assets.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,889.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Dropbox, Inc. Class B	5/1/12	$13,044
Dropbox, Inc. Series A	5/25/12	$1,303
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$--	$2,948,770	$44,250	$6,678	$3,601,515
Fidelity SAI U.S. Quality Index Fund	--	2,914,718	--	39,457	3,447,674
Total	$--	$5,863,488	$44,250	$46,135	$7,049,189

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$9,735,305	$9,735,305	$--	$--
Consumer Staples	5,162,389	5,162,389	--	--
Energy	561,581	561,581	--	--
Financials	2,441,183	2,441,183	--	--
Health Care	8,494,400	8,494,400	--	--
Industrials	5,159,861	5,159,861	--	--
Information Technology	22,027,944	21,994,559	--	33,385
Materials	1,323,655	1,323,655	--	--
Real Estate	620,731	620,731	--	--
Telecommunication Services	165,339	165,339	--	--
Utilities	84,715	84,715	--	--
Equity Funds	7,049,189	7,049,189	--	--
Other Short-Term Investments	129,889	--	129,889	--
Money Market Funds	3,531,706	3,531,706	--	--
Total Investments in Securities:	$66,487,887	$66,324,613	$129,889	$33,385
Derivative Instruments:
Assets
Futures Contracts	$138,081	$138,081	$--	$--
Total Assets	$138,081	$138,081	$--	$--
Total Derivative Instruments:	$138,081	$138,081	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$138,081	$0
Total Equity Risk	138,081	0
Total Value of Derivatives	$138,081	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,300,627)	$59,438,698
Affiliated issuers (cost $5,819,974)	7,049,189
Total Investments (cost $47,120,601)		$66,487,887
Receivable for investments sold		3,027
Receivable for fund shares sold		4,285
Dividends receivable		74,998
Interest receivable		2,004
Receivable for daily variation margin for derivative instruments		2,515
Prepaid expenses		312
Other receivables		1,025
Total assets		66,576,053
Liabilities
Payable for fund shares redeemed	$145,911
Accrued management fee	25,179
Distribution and service plan fees payable	28
Other affiliated payables	6,317
Other payables and accrued expenses	40,333
Total liabilities		217,768
Net Assets		$66,358,285
Net Assets consist of:
Paid in capital		$45,476,784
Undistributed net investment income		101,429
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,274,705
Net unrealized appreciation (depreciation) on investments		19,505,367
Net Assets		$66,358,285
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($62,609,732 ÷ 4,558,639 shares)		$13.73
Class F:
Net Asset Value, offering price and redemption price per share ($3,472,771 ÷ 252,883 shares)		$13.73
Class L:
Net Asset Value, offering price and redemption price per share ($138,501 ÷ 10,092 shares)		$13.72
Class N:
Net Asset Value, offering price and redemption price per share ($137,281 ÷ 10,017 shares)		$13.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$701,226
Affiliated issuers		46,135
Interest		17,217
Total income		764,578
Expenses
Management fee	$279,939
Transfer agent fees	50,605
Distribution and service plan fees	314
Accounting fees and expenses	23,590
Custodian fees and expenses	13,613
Independent trustees' fees and expenses	722
Registration fees	42,762
Audit	68,001
Legal	1,856
Miscellaneous	2,141
Total expenses before reductions	483,543
Expense reductions	(928)	482,615
Net investment income (loss)		281,963
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,981,184
Affiliated issuers	739
Foreign currency transactions	228
Futures contracts	853,599
Realized gain distributions from underlying funds:
Affiliated issuers	123,635
Total net realized gain (loss)		5,959,385
Change in net unrealized appreciation (depreciation) on: Investment securities	4,500,523
Assets and liabilities in foreign currencies	(95)
Futures contracts	59,409
Total change in net unrealized appreciation (depreciation)		4,559,837
Net gain (loss)		10,519,222
Net increase (decrease) in net assets resulting from operations		$10,801,185

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$281,963	$292,540
Net realized gain (loss)	5,959,385	4,083,861
Change in net unrealized appreciation (depreciation)	4,559,837	(4,809,668)
Net increase (decrease) in net assets resulting from operations	10,801,185	(433,267)
Distributions to shareholders from net investment income	(319,551)	(250,913)
Distributions to shareholders from net realized gain	(7,341,393)	(3,437,178)
Total distributions	(7,660,944)	(3,688,091)
Share transactions - net increase (decrease)	4,574,494	(2,366,614)
Total increase (decrease) in net assets	7,714,735	(6,487,972)
Net Assets
Beginning of period	58,643,550	65,131,522
End of period	$66,358,285	$58,643,550
Other Information
Undistributed net investment income end of period	$101,429	$152,261

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$14.04	$14.73	$12.70	$10.47
Income from Investment Operations
Net investment income (loss)A	.06	.06	.05	.08	.07
Net realized and unrealized gain (loss)	2.21B	(.16)	1.71	2.74	2.22
Total from investment operations	2.27	(.10)	1.76	2.82	2.29
Distributions from net investment income	(.07)	(.05)	(.06)	(.07)	(.06)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.73)	–
Total distributions	(1.71)	(.77)	(2.45)C	(.79)D	(.06)
Net asset value, end of period	$13.73	$13.17	$14.04	$14.73	$12.70
Total ReturnE	19.13%B	(.66)%	13.15%	22.94%	21.97%
Ratios to Average Net AssetsF
Expenses before reductions	.80%	.82%	.84%	.83%	.87%
Expenses net of fee waivers, if any	.80%	.82%	.84%	.80%	.87%
Expenses net of all reductions	.80%	.82%	.84%	.80%	.87%
Net investment income (loss)	.46%	.46%	.39%	.55%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$62,610	$55,948	$62,615	$65,731	$64,621
Portfolio turnover rateG	52%	46%	46%	51%	65%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.07%.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$14.04	$14.73	$12.70	$11.31
Income from Investment Operations
Net investment income (loss)B	.07	.07	.07	.09	.03
Net realized and unrealized gain (loss)	2.22C	(.15)	1.70	2.75	1.41
Total from investment operations	2.29	(.08)	1.77	2.84	1.44
Distributions from net investment income	(.08)	(.07)	(.08)	(.08)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.73)	–
Total distributions	(1.73)D	(.79)	(2.46)	(.81)	(.05)
Net asset value, end of period	$13.73	$13.17	$14.04	$14.73	$12.70
Total ReturnE,F	19.25%C	(.56)%	13.27%	23.05%	12.82%
Ratios to Average Net AssetsG
Expenses before reductions	.71%	.72%	.74%	.74%	.72%H
Expenses net of fee waivers, if any	.71%	.72%	.74%	.69%	.72%H
Expenses net of all reductions	.71%	.72%	.74%	.69%	.72%H
Net investment income (loss)	.55%	.55%	.48%	.66%	.64%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,473	$2,451	$2,269	$1,286	$256
Portfolio turnover rateI	52%	46%	46%	51%	65%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.19%.

 D Total distributions of $1.73 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.642 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.16	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.06	.05	.05
Net realized and unrealized gain (loss)	2.21C	(.15)	1.71	1.22
Total from investment operations	2.27	(.09)	1.76	1.27
Distributions from net investment income	(.07)	(.05)	(.07)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(1.71)	(.78)D	(2.45)	(.51)
Net asset value, end of period	$13.72	$13.16	$14.03	$14.72
Total ReturnE,F	19.15%C	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsG
Expenses before reductions	.80%	.82%	.84%	.85%H
Expenses net of fee waivers, if any	.80%	.82%	.84%	.85%H
Expenses net of all reductions	.80%	.82%	.84%	.85%H
Net investment income (loss)	.46%	.46%	.39%	.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$139	$123	$124	$109
Portfolio turnover rateI	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.09%.

 D Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.03	.03	.02	.03
Net realized and unrealized gain (loss)	2.20C	(.15)	1.70	1.23
Total from investment operations	2.23	(.12)	1.72	1.26
Distributions from net investment income	(.04)	(.02)	(.03)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(1.68)	(.74)	(2.42)D	(.51)
Net asset value, end of period	$13.70	$13.15	$14.01	$14.71
Total ReturnE,F	18.79%C	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsG
Expenses before reductions	1.05%	1.07%	1.09%	1.10%H
Expenses net of fee waivers, if any	1.05%	1.07%	1.09%	1.10%H
Expenses net of all reductions	1.05%	1.06%	1.09%	1.10%H
Net investment income (loss)	.21%	.21%	.14%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$137	$122	$123	$109
Portfolio turnover rateI	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 18.73%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, security level mergers and exchanges and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$19,937,113
Gross unrealized depreciation	(669,337)
Net unrealized appreciation (depreciation) on securities	$19,267,776
Tax Cost	$47,220,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$102,304
Undistributed long-term capital gain	$1,512,448
Net unrealized appreciation (depreciation) on securities and other investments	$19,267,776

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$516,495	$ 302,461
Long-term Capital Gains	7,144,449	3,385,630
Total	$7,660,944	$ 3,688,091

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,599 and a change in net unrealized appreciation (depreciation) of $59,409 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares) other than short-term securities, aggregated $28,886,494 and $31,374,670, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .46% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc. (through March 31, 2017) and Waddell & Reed Investment Management Co. (Waddell & Reed) (through June 28, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, Morgan Stanley Investment Management, Inc. and Waddell & Reed have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$314	$314

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$50,389.09
Class L	108.09
Class N	108.09
	$50,605

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund $37,297 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $184 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $907.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $21.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Growth Multi-Manager	$301,715	$238,634
Class F	16,794	11,626
Class L	671	475
Class N	371	178
Total	$319,551	$250,913
From net realized gain
Growth Multi-Manager	$6,978,535	$3,295,885
Class F	332,358	128,412
Class L	15,293	6,450
Class N	15,207	6,431
Total	$7,341,393	$3,437,178

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Growth Multi-Manager
Shares sold	85,500	156,433	$1,104,425	$2,082,156
Reinvestment of distributions	587,340	265,932	7,280,250	3,534,519
Shares redeemed	(361,805)	(635,319)	(4,658,114)	(8,317,006)
Net increase (decrease)	311,035	(212,954)	$3,726,561	$(2,700,331)
Class F
Shares sold	110,246	73,922	$1,414,746	$973,407
Reinvestment of distributions	28,217	10,546	349,152	140,038
Shares redeemed	(71,636)	(60,042)	(933,819)	(793,262)
Net increase (decrease)	66,827	24,426	$830,079	$320,183
Class L
Reinvestment of distributions	1,289	522	$15,964	$6,925
Shares redeemed	(534)	–	(6,870)	–
Net increase (decrease)	755	522	$9,094	$6,925
Class N
Reinvestment of distributions	1,258	498	$15,578	$6,609
Shares redeemed	(531)	–	(6,818)	–
Net increase (decrease)	727	498	$8,760	$6,609

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds(the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Growth Multi-Manager	.74%
Actual		$1,000.00	$1,153.20	$3.97
Hypothetical-C		$1,000.00	$1,021.24	$3.73
Class F	.69%
Actual		$1,000.00	$1,153.80	$3.71
Hypothetical-C		$1,000.00	$1,021.49	$3.48
Class L	.74%
Actual		$1,000.00	$1,153.30	$3.97
Hypothetical-C		$1,000.00	$1,021.24	$3.73
Class N	.99%
Actual		$1,000.00	$1,151.80	$5.31
Hypothetical-C		$1,000.00	$1,020.00	$4.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi-Manger Fund	07/10/17	07/07/17	$0.022	$0.313
Class F	07/10/17	07/07/17	$0.027	$0.313
Class L	07/10/17	07/07/17	$0.023	$0.313
Class N	07/10/17	07/07/17	$0.009	$0.313

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $5,840,040, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of the dividends distributed in July and December, 2016 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Adviser Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2c

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers Growth Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	58,743,710.84	100.000
Against	0.00	0.000
Abstain	0.00	0.000
TOTAL	58,743,710.84	100.000

PROPOSAL 4b

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers Growth Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	58,743,710.84	100.000
Against	0.00	0.000
Abstain	0.00	0.000
TOTAL	58,743,710.84	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMG-F-ANN-0717
1.951495.104

Strategic Advisers® Growth Multi-Manager Fund Class L and Class N Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class L	19.15%	14.96%	14.37%
Class N	18.79%	14.75%	14.19%

 A From November 16, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$21,046	Strategic Advisers® Growth Multi-Manager Fund - Class L
$22,538	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 19%, trailing the 20.27% return of the benchmark Russell 1000® Growth Index. Underlying managers holding large-cap aggressive-growth stocks performed particularly well this period and bolstered the Fund’s relative performance. Conversely, managers pursuing valuation-driven strategies underperformed and detracted versus the benchmark. Sub-adviser Waddell & Reed’s quality-growth strategy was the biggest relative detractor, due to unfavorable positioning in several sectors. We defunded this strategy early in the period. The Blended Research Large Cap Growth strategy from sub-adviser Massachusetts Financial Services performed somewhat worse than expected due to adverse security selection across several sectors. On the plus side, Fidelity® Blue Chip Growth Fund was the top relative contributor, as its aggressive, large-cap growth strategy yielded strong overall positioning in technology. Sub-advisor ClariVest Asset Management also contributed, as this manager's quantitative strategy with a momentum bias led it to overweight the technology sector, within which it also benefited from favorable stock picks. As of period end, we had defunded sub-adviser Morgan Stanley Investment Management due to concern about the longer-term performance of its strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Blue Chip Growth Fund	5.4	5.3
Fidelity SAI U.S. Quality Index Fund	5.2	5.3
Facebook, Inc. Class A	4.1	3.7
Amazon.com, Inc.	3.9	3.6
Apple, Inc.	3.6	2.8
Microsoft Corp.	3.3	3.3
Alphabet, Inc. Class C	2.4	2.1
Alphabet, Inc. Class A	2.2	2.0
Visa, Inc. Class A	1.6	1.6
Comcast Corp. Class A	1.6	1.5
	33.3

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	31.1
Consumer Discretionary	14.7	14.6
Health Care	12.8	13.3
Consumer Staples	7.8	8.4
Industrials	7.8	7.9

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	84.1%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of November 30, 2016
Common Stocks	83.4%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 84.1%
	Shares	Value
CONSUMER DISCRETIONARY - 14.7%
Auto Components - 0.7%
Lear Corp.	3,008	$448,312
Automobiles - 0.2%
Thor Industries, Inc.	1,760	159,333
Hotels, Restaurants & Leisure - 3.2%
Carnival Corp.	2,684	171,961
Domino's Pizza, Inc.	2,417	511,727
International Game Technology PLC	3,108	55,167
Marriott International, Inc. Class A	1,806	194,416
McDonald's Corp.	2,025	305,552
Starbucks Corp.	3,487	221,808
Wyndham Worldwide Corp.	2,131	215,210
Yum China Holdings, Inc.	4,979	191,243
Yum! Brands, Inc.	3,389	246,177
		2,113,261
Household Durables - 0.6%
D.R. Horton, Inc.	7,513	245,600
Mohawk Industries, Inc. (a)	563	134,726
		380,326
Internet & Direct Marketing Retail - 4.4%
Amazon.com, Inc. (a)	2,584	2,570,098
Priceline Group, Inc. (a)	199	373,541
		2,943,639
Media - 2.6%
Charter Communications, Inc. Class A (a)	1,032	356,608
Comcast Corp. Class A	24,633	1,026,950
The Walt Disney Co.	2,877	310,543
		1,694,101
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,569	121,911
Specialty Retail - 2.7%
AutoZone, Inc. (a)	386	233,885
Best Buy Co., Inc.	4,342	257,871
Dick's Sporting Goods, Inc.	3,145	129,354
Foot Locker, Inc.	2,888	171,576
Home Depot, Inc.	4,165	639,369
Ross Stores, Inc.	4,633	296,141
Urban Outfitters, Inc. (a)	4,062	76,650
		1,804,846
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	1,313	69,576

TOTAL CONSUMER DISCRETIONARY		9,735,305

CONSUMER STAPLES - 7.8%
Beverages - 2.7%
Constellation Brands, Inc. Class A (sub. vtg.)	1,581	288,928
Monster Beverage Corp. (a)	10,359	523,751
PepsiCo, Inc.	4,396	513,761
The Coca-Cola Co.	9,478	430,965
		1,757,405
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	578	104,289
CVS Health Corp.	1,469	112,863
Wal-Mart Stores, Inc.	3,810	299,466
		516,618
Food Products - 2.6%
Archer Daniels Midland Co.	4,016	166,985
Bunge Ltd.	1,241	99,243
Danone SA sponsored ADR	29,945	446,031
Ingredion, Inc.	1,210	138,049
Mondelez International, Inc.	1,834	85,446
Pinnacle Foods, Inc.	2,760	171,976
The Hershey Co.	1,935	223,047
The J.M. Smucker Co.	972	124,270
Tyson Foods, Inc. Class A	5,270	302,182
		1,757,229
Household Products - 0.6%
Procter & Gamble Co.	4,631	407,945
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	2,164	203,719
Tobacco - 0.8%
Altria Group, Inc.	4,064	306,588
Philip Morris International, Inc.	1,777	212,885
		519,473

TOTAL CONSUMER STAPLES		5,162,389

ENERGY - 0.8%
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	3,704	257,761
Oil, Gas & Consumable Fuels - 0.4%
EOG Resources, Inc.	1,805	163,010
ONEOK, Inc.	1,960	97,373
Parsley Energy, Inc. Class A (a)	1,465	43,437
		303,820

TOTAL ENERGY		561,581

FINANCIALS - 3.7%
Banks - 0.7%
Bank of America Corp.	14,898	333,864
Zions Bancorporation	2,240	89,757
		423,621
Capital Markets - 1.8%
Bank of New York Mellon Corp.	5,955	280,600
FactSet Research Systems, Inc.	1,393	230,806
Morgan Stanley	4,360	181,986
SEI Investments Co.	7,207	360,999
State Street Corp.	1,625	132,373
		1,186,764
Consumer Finance - 0.6%
American Express Co.	2,397	184,425
Discover Financial Services	3,632	213,198
		397,623
Diversified Financial Services - 0.0%
Varex Imaging Corp. (a)	722	24,801
Insurance - 0.6%
MetLife, Inc.	3,117	157,689
Progressive Corp.	2,330	98,862
Prudential Financial, Inc.	1,448	151,823
		408,374

TOTAL FINANCIALS		2,441,183

HEALTH CARE - 12.8%
Biotechnology - 4.1%
AbbVie, Inc.	2,707	178,716
Alexion Pharmaceuticals, Inc. (a)	1,218	119,401
Amgen, Inc.	4,858	754,156
Biogen, Inc. (a)	1,622	401,883
Celgene Corp. (a)	5,594	640,010
Gilead Sciences, Inc.	3,092	200,640
Regeneron Pharmaceuticals, Inc. (a)	874	401,218
		2,696,024
Health Care Equipment & Supplies - 2.5%
Edwards Lifesciences Corp. (a)	5,485	631,159
Hologic, Inc. (a)	3,181	137,769
Medtronic PLC	2,114	178,168
Stryker Corp.	1,131	161,688
The Cooper Companies, Inc.	1,135	248,281
Varian Medical Systems, Inc. (a)	3,144	311,319
		1,668,384
Health Care Providers & Services - 3.2%
Aetna, Inc.	1,759	254,809
Express Scripts Holding Co. (a)	4,266	254,894
HCA Holdings, Inc. (a)	2,797	229,102
Humana, Inc.	345	80,130
Laboratory Corp. of America Holdings (a)	1,716	238,524
McKesson Corp.	917	149,554
UnitedHealth Group, Inc.	5,169	905,505
		2,112,518
Health Care Technology - 0.5%
Cerner Corp. (a)	4,955	323,809
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	2,339	404,156
Pharmaceuticals - 1.9%
Eli Lilly & Co.	4,528	360,293
Merck & Co., Inc.	3,530	229,838
Novartis AG sponsored ADR	3,389	277,119
Novo Nordisk A/S Series B sponsored ADR	9,966	422,259
		1,289,509

TOTAL HEALTH CARE		8,494,400

INDUSTRIALS - 7.8%
Aerospace & Defense - 2.3%
General Dynamics Corp.	1,102	223,982
Lockheed Martin Corp.	610	171,489
Northrop Grumman Corp.	2,350	609,167
Orbital ATK, Inc.	648	65,876
Spirit AeroSystems Holdings, Inc. Class A	1,713	93,341
Textron, Inc.	2,906	138,907
United Technologies Corp.	1,801	218,425
		1,521,187
Air Freight & Logistics - 1.3%
Expeditors International of Washington, Inc.	6,949	370,938
FedEx Corp.	750	145,380
United Parcel Service, Inc. Class B	2,967	314,413
		830,731
Airlines - 0.3%
Copa Holdings SA Class A	988	111,684
Delta Air Lines, Inc.	1,850	90,891
		202,575
Building Products - 0.8%
Lennox International, Inc.	573	101,478
Owens Corning	6,615	412,776
		514,254
Industrial Conglomerates - 0.2%
Roper Technologies, Inc.	665	151,088
Machinery - 1.5%
Deere & Co.	4,449	544,825
Ingersoll-Rand PLC	2,580	231,168
Oshkosh Corp.	1,640	103,517
Parker Hannifin Corp.	765	120,465
		999,975
Road & Rail - 0.4%
CSX Corp.	2,105	114,028
Union Pacific Corp.	1,548	170,744
		284,772
Trading Companies & Distributors - 1.0%
HD Supply Holdings, Inc. (a)	4,542	183,270
MSC Industrial Direct Co., Inc. Class A	1,170	98,210
United Rentals, Inc. (a)	2,018	219,417
Univar, Inc. (a)	5,075	154,382
		655,279

TOTAL INDUSTRIALS		5,159,861

INFORMATION TECHNOLOGY - 33.2%
Communications Equipment - 1.6%
Cisco Systems, Inc.	25,708	810,573
Juniper Networks, Inc.	8,145	238,893
		1,049,466
Internet Software & Services - 10.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	6,106	747,741
Alphabet, Inc.:
Class A (a)	1,490	1,470,764
Class C (a)	1,630	1,572,722
Dropbox, Inc. Class B (a)(b)	1,441	18,013
eBay, Inc. (a)	8,090	277,487
Facebook, Inc. Class A (a)	17,743	2,687,355
SurveyMonkey (a)(b)	1,159	13,572
		6,787,654
IT Services - 5.4%
Accenture PLC Class A	2,241	278,937
Amdocs Ltd.	1,151	74,562
Automatic Data Processing, Inc.	1,166	119,363
DXC Technology Co.	2,622	203,257
Fidelity National Information Services, Inc.	1,682	144,433
Fiserv, Inc. (a)	2,004	251,061
FleetCor Technologies, Inc. (a)	1,635	235,914
Global Payments, Inc.	3,604	330,162
IBM Corp.	469	71,583
MasterCard, Inc. Class A	2,717	333,865
Total System Services, Inc.	2,793	166,323
Vantiv, Inc. (a)	4,098	257,027
Visa, Inc. Class A	11,441	1,089,526
		3,556,013
Semiconductors & Semiconductor Equipment - 3.8%
Analog Devices, Inc.	794	68,093
Applied Materials, Inc.	11,275	517,297
KLA-Tencor Corp.	660	68,640
Lam Research Corp.	2,345	363,874
Microchip Technology, Inc.	1,895	157,854
NVIDIA Corp.	4,789	691,292
Qualcomm, Inc.	7,833	448,596
Texas Instruments, Inc.	2,697	222,476
		2,538,122
Software - 8.0%
Activision Blizzard, Inc.	2,485	145,571
Adobe Systems, Inc. (a)	3,893	552,261
Autodesk, Inc. (a)	4,955	553,820
Electronic Arts, Inc. (a)	6,228	705,819
Intuit, Inc.	2,323	326,707
Microsoft Corp.	31,360	2,190,182
Oracle Corp.	12,795	580,765
Synopsys, Inc. (a)	3,420	256,055
		5,311,180
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	15,471	2,363,350
NCR Corp. (a)	3,991	153,773
NetApp, Inc.	6,584	266,586
		2,783,709

TOTAL INFORMATION TECHNOLOGY		22,026,144

MATERIALS - 2.0%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	1,234	177,770
FMC Corp.	1,157	87,203
LyondellBasell Industries NV Class A	2,649	213,297
Monsanto Co.	2,436	286,035
Sherwin-Williams Co.	184	61,046
		825,351
Containers & Packaging - 0.4%
Berry Global Group, Inc. (a)	2,599	150,716
Owens-Illinois, Inc. (a)	5,595	126,279
		276,995
Metals & Mining - 0.3%
Steel Dynamics, Inc.	6,511	221,309

TOTAL MATERIALS		1,323,655

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc.	1,803	210,374
American Tower Corp.	810	106,264
Equity Lifestyle Properties, Inc.	1,095	92,418
Public Storage	286	61,590
Simon Property Group, Inc.	973	150,085
		620,731
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	3,545	165,339
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	7,253	84,715
TOTAL COMMON STOCKS
(Cost $37,637,723)		55,775,303

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(b)
(Cost $1,303)	144	1,800

Equity Funds - 10.6%
Large Growth Funds - 10.6%
Fidelity Blue Chip Growth Fund (c)	44,507	3,601,515
Fidelity SAI U.S. Quality Index Fund (c)	282,596	3,447,674
TOTAL EQUITY FUNDS
(Cost $5,819,974)		7,049,189

U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.76% to 0.96% 6/29/17 to 8/31/17 (d)
(Cost $129,895)	$130,000	129,889

Money Market Funds - 5.3%
Invesco Government & Agency Portfolio Institutional Class 0.71%(e)
(Cost $3,531,706)	3,531,706	3,531,706
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $47,120,601)		66,487,887
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(129,602)
NET ASSETS - 100%		$66,358,285

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
49 ICE Russell 1000 Growth Index Contracts (United States)	June 2017	2,930,935	$138,081

The face value of futures purchased as a percentage of Net Assets is 4.4%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $4,511,407.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,385 or 0.1% of net assets.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,889.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Dropbox, Inc. Class B	5/1/12	$13,044
Dropbox, Inc. Series A	5/25/12	$1,303
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$--	$2,948,770	$44,250	$6,678	$3,601,515
Fidelity SAI U.S. Quality Index Fund	--	2,914,718	--	39,457	3,447,674
Total	$--	$5,863,488	$44,250	$46,135	$7,049,189

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$9,735,305	$9,735,305	$--	$--
Consumer Staples	5,162,389	5,162,389	--	--
Energy	561,581	561,581	--	--
Financials	2,441,183	2,441,183	--	--
Health Care	8,494,400	8,494,400	--	--
Industrials	5,159,861	5,159,861	--	--
Information Technology	22,027,944	21,994,559	--	33,385
Materials	1,323,655	1,323,655	--	--
Real Estate	620,731	620,731	--	--
Telecommunication Services	165,339	165,339	--	--
Utilities	84,715	84,715	--	--
Equity Funds	7,049,189	7,049,189	--	--
Other Short-Term Investments	129,889	--	129,889	--
Money Market Funds	3,531,706	3,531,706	--	--
Total Investments in Securities:	$66,487,887	$66,324,613	$129,889	$33,385
Derivative Instruments:
Assets
Futures Contracts	$138,081	$138,081	$--	$--
Total Assets	$138,081	$138,081	$--	$--
Total Derivative Instruments:	$138,081	$138,081	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$138,081	$0
Total Equity Risk	138,081	0
Total Value of Derivatives	$138,081	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,300,627)	$59,438,698
Affiliated issuers (cost $5,819,974)	7,049,189
Total Investments (cost $47,120,601)		$66,487,887
Receivable for investments sold		3,027
Receivable for fund shares sold		4,285
Dividends receivable		74,998
Interest receivable		2,004
Receivable for daily variation margin for derivative instruments		2,515
Prepaid expenses		312
Other receivables		1,025
Total assets		66,576,053
Liabilities
Payable for fund shares redeemed	$145,911
Accrued management fee	25,179
Distribution and service plan fees payable	28
Other affiliated payables	6,317
Other payables and accrued expenses	40,333
Total liabilities		217,768
Net Assets		$66,358,285
Net Assets consist of:
Paid in capital		$45,476,784
Undistributed net investment income		101,429
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,274,705
Net unrealized appreciation (depreciation) on investments		19,505,367
Net Assets		$66,358,285
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($62,609,732 ÷ 4,558,639 shares)		$13.73
Class F:
Net Asset Value, offering price and redemption price per share ($3,472,771 ÷ 252,883 shares)		$13.73
Class L:
Net Asset Value, offering price and redemption price per share ($138,501 ÷ 10,092 shares)		$13.72
Class N:
Net Asset Value, offering price and redemption price per share ($137,281 ÷ 10,017 shares)		$13.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$701,226
Affiliated issuers		46,135
Interest		17,217
Total income		764,578
Expenses
Management fee	$279,939
Transfer agent fees	50,605
Distribution and service plan fees	314
Accounting fees and expenses	23,590
Custodian fees and expenses	13,613
Independent trustees' fees and expenses	722
Registration fees	42,762
Audit	68,001
Legal	1,856
Miscellaneous	2,141
Total expenses before reductions	483,543
Expense reductions	(928)	482,615
Net investment income (loss)		281,963
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,981,184
Affiliated issuers	739
Foreign currency transactions	228
Futures contracts	853,599
Realized gain distributions from underlying funds:
Affiliated issuers	123,635
Total net realized gain (loss)		5,959,385
Change in net unrealized appreciation (depreciation) on: Investment securities	4,500,523
Assets and liabilities in foreign currencies	(95)
Futures contracts	59,409
Total change in net unrealized appreciation (depreciation)		4,559,837
Net gain (loss)		10,519,222
Net increase (decrease) in net assets resulting from operations		$10,801,185

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$281,963	$292,540
Net realized gain (loss)	5,959,385	4,083,861
Change in net unrealized appreciation (depreciation)	4,559,837	(4,809,668)
Net increase (decrease) in net assets resulting from operations	10,801,185	(433,267)
Distributions to shareholders from net investment income	(319,551)	(250,913)
Distributions to shareholders from net realized gain	(7,341,393)	(3,437,178)
Total distributions	(7,660,944)	(3,688,091)
Share transactions - net increase (decrease)	4,574,494	(2,366,614)
Total increase (decrease) in net assets	7,714,735	(6,487,972)
Net Assets
Beginning of period	58,643,550	65,131,522
End of period	$66,358,285	$58,643,550
Other Information
Undistributed net investment income end of period	$101,429	$152,261

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$14.04	$14.73	$12.70	$10.47
Income from Investment Operations
Net investment income (loss)A	.06	.06	.05	.08	.07
Net realized and unrealized gain (loss)	2.21B	(.16)	1.71	2.74	2.22
Total from investment operations	2.27	(.10)	1.76	2.82	2.29
Distributions from net investment income	(.07)	(.05)	(.06)	(.07)	(.06)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.73)	–
Total distributions	(1.71)	(.77)	(2.45)C	(.79)D	(.06)
Net asset value, end of period	$13.73	$13.17	$14.04	$14.73	$12.70
Total ReturnE	19.13%B	(.66)%	13.15%	22.94%	21.97%
Ratios to Average Net AssetsF
Expenses before reductions	.80%	.82%	.84%	.83%	.87%
Expenses net of fee waivers, if any	.80%	.82%	.84%	.80%	.87%
Expenses net of all reductions	.80%	.82%	.84%	.80%	.87%
Net investment income (loss)	.46%	.46%	.39%	.55%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$62,610	$55,948	$62,615	$65,731	$64,621
Portfolio turnover rateG	52%	46%	46%	51%	65%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.07%.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$14.04	$14.73	$12.70	$11.31
Income from Investment Operations
Net investment income (loss)B	.07	.07	.07	.09	.03
Net realized and unrealized gain (loss)	2.22C	(.15)	1.70	2.75	1.41
Total from investment operations	2.29	(.08)	1.77	2.84	1.44
Distributions from net investment income	(.08)	(.07)	(.08)	(.08)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.73)	–
Total distributions	(1.73)D	(.79)	(2.46)	(.81)	(.05)
Net asset value, end of period	$13.73	$13.17	$14.04	$14.73	$12.70
Total ReturnE,F	19.25%C	(.56)%	13.27%	23.05%	12.82%
Ratios to Average Net AssetsG
Expenses before reductions	.71%	.72%	.74%	.74%	.72%H
Expenses net of fee waivers, if any	.71%	.72%	.74%	.69%	.72%H
Expenses net of all reductions	.71%	.72%	.74%	.69%	.72%H
Net investment income (loss)	.55%	.55%	.48%	.66%	.64%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,473	$2,451	$2,269	$1,286	$256
Portfolio turnover rateI	52%	46%	46%	51%	65%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.19%.

 D Total distributions of $1.73 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.642 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.16	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.06	.05	.05
Net realized and unrealized gain (loss)	2.21C	(.15)	1.71	1.22
Total from investment operations	2.27	(.09)	1.76	1.27
Distributions from net investment income	(.07)	(.05)	(.07)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(1.71)	(.78)D	(2.45)	(.51)
Net asset value, end of period	$13.72	$13.16	$14.03	$14.72
Total ReturnE,F	19.15%C	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsG
Expenses before reductions	.80%	.82%	.84%	.85%H
Expenses net of fee waivers, if any	.80%	.82%	.84%	.85%H
Expenses net of all reductions	.80%	.82%	.84%	.85%H
Net investment income (loss)	.46%	.46%	.39%	.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$139	$123	$124	$109
Portfolio turnover rateI	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.09%.

 D Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.03	.03	.02	.03
Net realized and unrealized gain (loss)	2.20C	(.15)	1.70	1.23
Total from investment operations	2.23	(.12)	1.72	1.26
Distributions from net investment income	(.04)	(.02)	(.03)	(.05)
Distributions from net realized gain	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(1.68)	(.74)	(2.42)D	(.51)
Net asset value, end of period	$13.70	$13.15	$14.01	$14.71
Total ReturnE,F	18.79%C	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsG
Expenses before reductions	1.05%	1.07%	1.09%	1.10%H
Expenses net of fee waivers, if any	1.05%	1.07%	1.09%	1.10%H
Expenses net of all reductions	1.05%	1.06%	1.09%	1.10%H
Net investment income (loss)	.21%	.21%	.14%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$137	$122	$123	$109
Portfolio turnover rateI	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 18.73%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, security level mergers and exchanges and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$19,937,113
Gross unrealized depreciation	(669,337)
Net unrealized appreciation (depreciation) on securities	$19,267,776
Tax Cost	$47,220,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$102,304
Undistributed long-term capital gain	$1,512,448
Net unrealized appreciation (depreciation) on securities and other investments	$19,267,776

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$516,495	$ 302,461
Long-term Capital Gains	7,144,449	3,385,630
Total	$7,660,944	$ 3,688,091

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,599 and a change in net unrealized appreciation (depreciation) of $59,409 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares) other than short-term securities, aggregated $28,886,494 and $31,374,670, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .46% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc. (through March 31, 2017) and Waddell & Reed Investment Management Co. (Waddell & Reed) (through June 28, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, Morgan Stanley Investment Management, Inc. and Waddell & Reed have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$314	$314

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$50,389.09
Class L	108.09
Class N	108.09
	$50,605

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund $37,297 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $184 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $907.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $21.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Growth Multi-Manager	$301,715	$238,634
Class F	16,794	11,626
Class L	671	475
Class N	371	178
Total	$319,551	$250,913
From net realized gain
Growth Multi-Manager	$6,978,535	$3,295,885
Class F	332,358	128,412
Class L	15,293	6,450
Class N	15,207	6,431
Total	$7,341,393	$3,437,178

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Growth Multi-Manager
Shares sold	85,500	156,433	$1,104,425	$2,082,156
Reinvestment of distributions	587,340	265,932	7,280,250	3,534,519
Shares redeemed	(361,805)	(635,319)	(4,658,114)	(8,317,006)
Net increase (decrease)	311,035	(212,954)	$3,726,561	$(2,700,331)
Class F
Shares sold	110,246	73,922	$1,414,746	$973,407
Reinvestment of distributions	28,217	10,546	349,152	140,038
Shares redeemed	(71,636)	(60,042)	(933,819)	(793,262)
Net increase (decrease)	66,827	24,426	$830,079	$320,183
Class L
Reinvestment of distributions	1,289	522	$15,964	$6,925
Shares redeemed	(534)	–	(6,870)	–
Net increase (decrease)	755	522	$9,094	$6,925
Class N
Reinvestment of distributions	1,258	498	$15,578	$6,609
Shares redeemed	(531)	–	(6,818)	–
Net increase (decrease)	727	498	$8,760	$6,609

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Growth Multi-Manager	.74%
Actual		$1,000.00	$1,153.20	$3.97
Hypothetical-C		$1,000.00	$1,021.24	$3.73
Class F	.69%
Actual		$1,000.00	$1,153.80	$3.71
Hypothetical-C		$1,000.00	$1,021.49	$3.48
Class L	.74%
Actual		$1,000.00	$1,153.30	$3.97
Hypothetical-C		$1,000.00	$1,021.24	$3.73
Class N	.99%
Actual		$1,000.00	$1,151.80	$5.31
Hypothetical-C		$1,000.00	$1,020.00	$4.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi-Manger Fund	07/10/17	07/07/17	$0.022	$0.313
Class F	07/10/17	07/07/17	$0.027	$0.313
Class L	07/10/17	07/07/17	$0.023	$0.313
Class N	07/10/17	07/07/17	$0.009	$0.313

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $5,840,040, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of the dividends distributed in July and December, 2016 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Adviser Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2c

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers Growth Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	58,743,710.84	100.000
Against	0.00	0.000
Abstain	0.00	0.000
TOTAL	58,743,710.84	100.000

PROPOSAL 4b

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers Growth Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	58,743,710.84	100.000
Against	0.00	0.000
Abstain	0.00	0.000
TOTAL	58,743,710.84	100.000
Proposal 1 reflects trust wide proposal and voting results.

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MMG-L-MMG-N-ANN-0717
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Strategic Advisers® Value Multi-Manager Fund Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Value Multi-Manager Fund	16.46%	13.96%	13.84%

 A From November 16, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$20,514	Strategic Advisers® Value Multi-Manager Fund
$21,214	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of roughly 16%, outpacing the 14.66% return of the benchmark Russell 1000® Value Index. Relative to the benchmark, underlying managers pursuing deep-value strategies generated some of the best results this period. Managers that were favorably positioned in economically sensitive sectors also did well. Sub-adviser Aristotle Capital Management was the top overall contributor, as its opportunistic, traditional value approach outperformed the Fund's benchmark by a large margin due to strong stock selection. Sub-adviser LSV Asset Management also aided relative performance. LSV’s quantitatively driven, deep-value strategy resulted in favorable positioning in financials – particularly among regional banks – and in the information technology sector. Sub-adviser Brandywine Global Investment Management’s strategy emphasizing traditional value metrics, as well as company quality, provided a further boost versus the benchmark. This period, Brandywine received a shot in the arm from holding shares of Apple. There were no relative detractors this period, as the three managers in the Fund all contributed something to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	2.9	2.9
Johnson & Johnson	2.7	2.5
Bank of America Corp.	2.4	2.6
Apple, Inc.	2.1	1.8
Pfizer, Inc.	2.0	2.0
Citigroup, Inc.	1.8	1.6
Chevron Corp.	1.6	1.8
Intel Corp.	1.6	1.5
Cisco Systems, Inc.	1.5	1.4
Wal-Mart Stores, Inc.	1.5	1.0
	20.1

Top Five Market Sectors as of May 31, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	26.3
Information Technology	15.5	14.3
Health Care	14.9	14.0
Consumer Discretionary	8.7	9.0
Industrials	7.9	9.0

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	94.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of November 30, 2016
Common Stocks	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.9%
BorgWarner, Inc.	200	$8,502
Delphi Automotive PLC	250	21,993
Gentex Corp.	270	5,125
Lear Corp.	470	70,049
The Goodyear Tire & Rubber Co.	1,940	62,507
		168,176
Automobiles - 1.2%
Ford Motor Co.	4,100	45,592
General Motors Co.	3,620	122,827
Harley-Davidson, Inc.	1,060	56,191
Thor Industries, Inc.	50	4,527
		229,137
Diversified Consumer Services - 0.0%
H&R Block, Inc.	100	2,654
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc.	400	15,692
Carnival Corp.	500	32,035
Hyatt Hotels Corp. Class A (a)	40	2,308
Norwegian Cruise Line Holdings Ltd. (a)	210	10,494
Royal Caribbean Cruises Ltd.	200	22,036
Wyndham Worldwide Corp.	600	60,594
Yum! Brands, Inc.	290	21,066
		164,225
Household Durables - 1.1%
Garmin Ltd.	180	9,367
Leggett & Platt, Inc.	110	5,722
Lennar Corp. Class A	1,945	99,798
Mohawk Industries, Inc. (a)	70	16,751
NVR, Inc. (a)	4	9,130
PulteGroup, Inc.	300	6,801
Toll Brothers, Inc.	150	5,537
Whirlpool Corp.	360	66,794
		219,900
Leisure Products - 0.0%
Brunswick Corp.	80	4,421
Media - 2.6%
CBS Corp. Class B	350	21,389
Cinemark Holdings, Inc.	110	4,353
Discovery Communications, Inc. Class A (a)	140	3,710
Gannett Co., Inc.	600	4,710
Interpublic Group of Companies, Inc.	370	9,224
News Corp. Class A	360	4,817
Omnicom Group, Inc.	220	18,418
Scripps Networks Interactive, Inc. Class A	80	5,298
Tegna, Inc.	1,200	28,488
The Madison Square Garden Co. (a)	20	3,908
The Walt Disney Co.	1,470	158,672
Time Warner, Inc.	1,902	189,230
Twenty-First Century Fox, Inc. Class A	990	26,849
Viacom, Inc. Class B (non-vtg.)	900	31,311
		510,377
Multiline Retail - 0.5%
Dillard's, Inc. Class A	300	15,444
Kohl's Corp.	800	30,744
Macy's, Inc.	500	11,750
Target Corp.	800	44,120
		102,058
Specialty Retail - 1.4%
Best Buy Co., Inc.	1,270	75,425
CarMax, Inc. (a)	170	10,681
Foot Locker, Inc.	120	7,129
Home Depot, Inc.	870	133,554
Penske Automotive Group, Inc.	870	36,845
Williams-Sonoma, Inc.	80	3,893
		267,527
Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp.	70	7,417

TOTAL CONSUMER DISCRETIONARY		1,675,892

CONSUMER STAPLES - 6.5%
Beverages - 0.4%
The Coca-Cola Co.	1,640	74,571
Food & Staples Retailing - 3.3%
CVS Health Corp.	800	61,464
Kroger Co.	3,690	109,888
Wal-Mart Stores, Inc.	3,750	294,750
Walgreens Boots Alliance, Inc.	2,225	180,270
		646,372
Food Products - 2.2%
Archer Daniels Midland Co.	2,975	123,701
Bunge Ltd.	1,030	82,369
Ingredion, Inc.	200	22,818
Mondelez International, Inc.	1,815	84,561
Pilgrim's Pride Corp.	2,140	49,798
Tyson Foods, Inc. Class A	1,000	57,340
		420,587
Personal Products - 0.6%
Coty, Inc. Class A	842	15,947
Herbalife Ltd. (a)	30	2,153
Unilever NV (NY Reg.)	1,790	101,636
		119,736

TOTAL CONSUMER STAPLES		1,261,266

ENERGY - 5.9%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	360	19,854
Ensco PLC Class A	500	3,120
Halliburton Co.	1,495	67,559
National Oilwell Varco, Inc.	310	10,128
Parker Drilling Co. (a)	2,100	2,835
		103,496
Oil, Gas & Consumable Fuels - 5.4%
Chevron Corp.	2,980	308,370
ConocoPhillips Co.	1,160	51,840
Energen Corp. (a)	90	5,134
EQT Corp.	1,065	58,863
Exxon Mobil Corp.	1,700	136,850
HollyFrontier Corp.	160	3,824
Marathon Petroleum Corp.	1,790	93,152
Murphy Oil Corp.	1,200	29,292
PBF Energy, Inc. Class A	1,500	28,980
Phillips 66 Co.	1,970	149,937
Pioneer Natural Resources Co.	395	65,910
Valero Energy Corp.	1,820	111,875
		1,044,027

TOTAL ENERGY		1,147,523

FINANCIALS - 26.6%
Banks - 13.8%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	12,528	102,980
Bank of America Corp.	20,690	463,663
BB&T Corp.	1,000	41,650
BOK Financial Corp.	685	55,163
Citigroup, Inc.	5,590	338,419
Citizens Financial Group, Inc.	480	16,368
Comerica, Inc.	150	10,284
Commerce Bancshares, Inc.	81	4,336
Cullen/Frost Bankers, Inc.	650	59,579
East West Bancorp, Inc.	130	7,115
Fifth Third Bancorp	2,300	54,602
First Republic Bank	760	69,996
Investors Bancorp, Inc.	280	3,704
JPMorgan Chase & Co.	6,720	552,030
KeyCorp	1,900	33,193
M&T Bank Corp.	645	100,923
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	9,640	59,961
PacWest Bancorp	110	5,134
PNC Financial Services Group, Inc.	1,150	136,505
Prosperity Bancshares, Inc.	70	4,385
Regions Financial Corp.	6,430	88,991
SunTrust Banks, Inc.	1,860	99,268
Synovus Financial Corp.	110	4,497
U.S. Bancorp	1,590	80,915
Wells Fargo & Co.	5,290	270,531
Zions Bancorporation	190	7,613
		2,671,805
Capital Markets - 3.7%
Ameriprise Financial, Inc.	1,575	190,244
Bank of New York Mellon Corp.	980	46,178
BlackRock, Inc. Class A	150	61,386
E*TRADE Financial Corp. (a)	260	8,999
Eaton Vance Corp. (non-vtg.)	100	4,657
Franklin Resources, Inc.	530	22,149
Goldman Sachs Group, Inc.	670	141,544
Invesco Ltd.	380	12,046
Morgan Stanley	3,040	126,890
Northern Trust Corp.	190	16,614
Raymond James Financial, Inc.	120	8,672
State Street Corp.	750	61,095
T. Rowe Price Group, Inc.	130	9,157
The NASDAQ OMX Group, Inc.	130	8,795
		718,426
Consumer Finance - 1.6%
Ally Financial, Inc.	440	8,158
American Express Co.	840	64,630
Capital One Financial Corp.	1,350	103,842
Credit Acceptance Corp. (a)	10	2,150
Discover Financial Services	1,380	81,006
Navient Corp.	1,370	19,769
Santander Consumer U.S.A. Holdings, Inc. (a)	330	3,686
Synchrony Financial	763	20,487
		303,728
Diversified Financial Services - 0.1%
Donnelley Financial Solutions, Inc. (a)	187	4,260
Leucadia National Corp.	340	8,293
Voya Financial, Inc.	170	5,811
		18,364
Insurance - 7.0%
AFLAC, Inc.	1,280	96,486
Alleghany Corp. (a)	20	11,747
Allstate Corp.	1,160	100,154
American Financial Group, Inc.	670	66,900
American International Group, Inc.	1,160	73,811
Arch Capital Group Ltd. (a)	110	10,698
Assurant, Inc.	460	45,071
Assured Guaranty Ltd.	120	4,687
Axis Capital Holdings Ltd.	680	44,594
Chubb Ltd.	645	92,358
Cincinnati Financial Corp.	140	9,811
Everest Re Group Ltd.	340	86,581
FNF Group	230	9,800
Hartford Financial Services Group, Inc.	1,750	86,433
Lincoln National Corp.	1,300	84,474
Loews Corp.	320	15,091
Markel Corp. (a)	10	9,773
MetLife, Inc.	2,320	117,369
Old Republic International Corp.	200	3,956
Principal Financial Group, Inc.	270	16,986
Prudential Financial, Inc.	1,100	115,335
Reinsurance Group of America, Inc.	70	8,716
RenaissanceRe Holdings Ltd.	40	5,714
The Travelers Companies, Inc.	1,100	137,335
Torchmark Corp.	280	21,140
Unum Group	1,210	54,426
Validus Holdings Ltd.	70	3,738
W.R. Berkley Corp.	110	7,589
XL Group Ltd.	250	10,923
		1,351,696
Mortgage Real Estate Investment Trusts - 0.2%
Annaly Capital Management, Inc.	3,600	43,128
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,200	35,332

TOTAL FINANCIALS		5,142,479

HEALTH CARE - 14.9%
Biotechnology - 3.2%
AbbVie, Inc.	3,725	245,925
Amgen, Inc.	1,735	269,341
Biogen, Inc. (a)	200	49,554
Gilead Sciences, Inc.	300	19,467
United Therapeutics Corp. (a)	300	36,267
		620,554
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	2,255	133,744
Danaher Corp.	930	78,994
Medtronic PLC	1,280	107,878
		320,616
Health Care Providers & Services - 3.5%
Acadia Healthcare Co., Inc. (a)	1,883	77,843
Aetna, Inc.	810	117,337
Anthem, Inc.	740	134,939
Cardinal Health, Inc.	400	29,716
Cigna Corp.	540	87,064
DaVita HealthCare Partners, Inc. (a)	80	5,301
Express Scripts Holding Co. (a)	700	41,825
HCA Holdings, Inc. (a)	1,150	94,197
Laboratory Corp. of America Holdings (a)	40	5,560
LifePoint Hospitals, Inc. (a)	400	24,320
Quest Diagnostics, Inc.	530	57,648
		675,750
Pharmaceuticals - 6.5%
Johnson & Johnson	4,130	529,673
Mallinckrodt PLC (a)	200	8,626
Merck & Co., Inc.	3,870	251,976
Novartis AG sponsored ADR	1,040	85,041
Pfizer, Inc.	11,800	385,270
		1,260,586

TOTAL HEALTH CARE		2,877,506

INDUSTRIALS - 7.9%
Aerospace & Defense - 2.8%
General Dynamics Corp.	845	171,746
Hexcel Corp.	90	4,629
Huntington Ingalls Industries, Inc.	40	7,832
L3 Technologies, Inc.	70	11,801
Raytheon Co.	100	16,401
Spirit AeroSystems Holdings, Inc. Class A	110	5,994
Textron, Inc.	250	11,950
The Boeing Co.	1,070	200,764
Triumph Group, Inc.	700	22,820
United Technologies Corp.	750	90,960
		544,897
Air Freight & Logistics - 0.6%
FedEx Corp.	400	77,536
United Parcel Service, Inc. Class B	310	32,851
		110,387
Airlines - 1.2%
Alaska Air Group, Inc.	120	10,446
American Airlines Group, Inc.	460	22,269
Delta Air Lines, Inc.	1,690	83,030
Southwest Airlines Co.	570	34,251
United Continental Holdings, Inc. (a)	970	77,280
		227,276
Building Products - 0.1%
Owens Corning	110	6,864
USG Corp. (a)	130	3,697
		10,561
Commercial Services & Supplies - 0.3%
Deluxe Corp.	700	47,712
LSC Communications, Inc.	187	3,977
R.R. Donnelley & Sons Co.	500	5,960
		57,649
Construction & Engineering - 0.1%
Fluor Corp.	400	17,944
Jacobs Engineering Group, Inc.	110	5,766
Quanta Services, Inc. (a)	150	4,599
		28,309
Electrical Equipment - 0.4%
Eaton Corp. PLC	420	32,500
Emerson Electric Co.	550	32,516
Hubbell, Inc. Class B	50	5,796
		70,812
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	60	6,080
Honeywell International, Inc.	720	95,753
		101,833
Machinery - 1.4%
AGCO Corp.	570	36,497
Cummins, Inc.	160	25,232
Ingersoll-Rand PLC	220	19,712
Oshkosh Corp.	1,400	88,368
PACCAR, Inc.	330	20,777
Pentair PLC	140	9,271
Snap-On, Inc.	50	8,083
Stanley Black & Decker, Inc.	130	17,893
Timken Co.	200	9,230
Trinity Industries, Inc.	1,200	30,624
WABCO Holdings, Inc. (a)	50	6,091
		271,778
Professional Services - 0.1%
Manpower, Inc.	60	6,112
Robert Half International, Inc.	120	5,579
		11,691
Road & Rail - 0.2%
AMERCO	20	7,385
Ryder System, Inc.	600	39,852
		47,237
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	30,562
United Rentals, Inc. (a)	80	8,698
		39,260

TOTAL INDUSTRIALS		1,521,690

INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 1.8%
Brocade Communications Systems, Inc.	1,500	18,945
Cisco Systems, Inc.	9,590	302,373
Harris Corp.	110	12,338
Juniper Networks, Inc.	360	10,559
Motorola Solutions, Inc.	150	12,536
		356,751
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	680	51,401
Avnet, Inc.	170	6,236
CDW Corp.	150	9,027
Corning, Inc.	3,040	88,464
Dell Technologies, Inc. (a)	278	19,290
Flextronics International Ltd. (a)	2,800	48,328
Jabil Circuit, Inc.	160	4,787
TE Connectivity Ltd.	1,000	78,850
Tech Data Corp. (a)	400	38,788
Vishay Intertechnology, Inc.	1,300	21,255
		366,426
Internet Software & Services - 0.1%
eBay, Inc. (a)	390	13,377
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A	550	36,801
DXC Technology Co.	163	12,636
IBM Corp.	1,260	192,314
PayPal Holdings, Inc. (a)	1,470	76,749
The Western Union Co.	440	8,369
		326,869
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials, Inc.	1,740	79,831
Cirrus Logic, Inc. (a)	600	39,570
Intel Corp.	8,420	304,046
KLA-Tencor Corp.	130	13,520
Lam Research Corp.	400	62,068
Marvell Technology Group Ltd.	470	8,103
Microchip Technology, Inc.	1,505	125,367
Qorvo, Inc. (a)	120	9,354
Qualcomm, Inc.	700	40,089
Skyworks Solutions, Inc.	170	18,093
		700,041
Software - 2.8%
Adobe Systems, Inc. (a)	1,030	146,116
ANSYS, Inc. (a)	706	89,189
CA Technologies, Inc.	360	11,437
Microsoft Corp.	1,710	119,426
Oracle Corp.	3,860	175,205
		541,373
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	2,650	404,814
Hewlett Packard Enterprise Co.	1,900	35,739
HP, Inc.	4,690	87,984
NCR Corp. (a)	1,510	58,180
Seagate Technology LLC	900	39,213
Western Digital Corp.	500	45,030
Xerox Corp.	4,750	33,583
		704,543

TOTAL INFORMATION TECHNOLOGY		3,009,380

MATERIALS - 3.8%
Chemicals - 2.2%
Ashland Global Holdings, Inc.	50	3,327
Celanese Corp. Class A	130	11,252
CF Industries Holdings, Inc.	220	5,918
Eastman Chemical Co.	840	67,292
Huntsman Corp.	1,720	41,108
LyondellBasell Industries NV Class A	1,440	115,949
PPG Industries, Inc.	755	80,302
RPM International, Inc.	110	5,965
The Dow Chemical Co.	1,475	91,391
Westlake Chemical Corp.	120	7,375
		429,879
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	520	116,532
Containers & Packaging - 0.8%
Avery Dennison Corp.	80	6,741
Crown Holdings, Inc. (a)	130	7,506
Graphic Packaging Holding Co.	260	3,513
International Paper Co.	1,190	62,927
Packaging Corp. of America	590	60,274
Sonoco Products Co.	90	4,564
WestRock Co.	111	6,041
		151,566
Metals & Mining - 0.1%
Nucor Corp.	300	17,430
Reliance Steel & Aluminum Co.	60	4,377
Steel Dynamics, Inc.	230	7,818
		29,625
Paper & Forest Products - 0.1%
Domtar Corp.	500	18,190

TOTAL MATERIALS		745,792

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Hospitality Properties Trust (SBI)	1,100	31,812
Mack-Cali Realty Corp.	1,000	26,610
Medical Properties Trust, Inc.	1,100	14,245
		72,667
Real Estate Management & Development - 0.0%
Jones Lang LaSalle, Inc.	40	4,619

TOTAL REAL ESTATE		77,286

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	3,500	134,855
Verizon Communications, Inc.	1,600	74,624
		209,479
UTILITIES - 3.4%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	460	33,019
Duke Energy Corp.	550	47,124
Edison International	310	25,287
Entergy Corp.	770	60,876
Eversource Energy	300	18,621
Exelon Corp.	2,970	107,841
FirstEnergy Corp.	2,000	58,480
OGE Energy Corp.	190	6,770
Pinnacle West Capital Corp.	100	8,835
Xcel Energy, Inc.	440	21,080
		387,933
Gas Utilities - 0.4%
National Fuel Gas Co.	1,395	79,180
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.	5,420	63,306
Multi-Utilities - 0.7%
Ameren Corp.	230	13,053
DTE Energy Co.	170	18,618
Public Service Enterprise Group, Inc.	2,280	102,395
		134,066

TOTAL UTILITIES		664,485

TOTAL COMMON STOCKS
(Cost $13,315,449)		18,332,778
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.79% 7/13/17 to 7/20/17 (b)
(Cost $59,939)	$60,000	59,935
	Shares

Money Market Funds - 4.9%
Invesco Government & Agency Portfolio Institutional Class 0.71% (c)	10	10
State Street Institutional U.S. Government Money Market Fund Premier Class 0.72%(c)	938,225	938,225
TOTAL MONEY MARKET FUNDS
(Cost $938,235)		938,235
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $14,313,623)		19,330,948
NET OTHER ASSETS (LIABILITIES) - 0.1%		26,949
NET ASSETS - 100%		$19,357,897

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
13 ICE Russell 1000 Value Index Contracts (United States)	June 2017	729,755	$(2,098)

The face value of futures purchased as a percentage of Net Assets is 3.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,958.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,675,892	$1,675,892	$--	$--
Consumer Staples	1,261,266	1,261,266	--	--
Energy	1,147,523	1,147,523	--	--
Financials	5,142,479	5,142,479	--	--
Health Care	2,877,506	2,877,506	--	--
Industrials	1,521,690	1,521,690	--	--
Information Technology	3,009,380	3,009,380	--	--
Materials	745,792	745,792	--	--
Real Estate	77,286	77,286	--	--
Telecommunication Services	209,479	209,479	--	--
Utilities	664,485	664,485	--	--
Other Short-Term Investments	59,935	--	59,935	--
Money Market Funds	938,235	938,235	--	--
Total Investments in Securities:	$19,330,948	$19,271,013	$59,935	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(2,098)	$(2,098)	$--	$--
Total Liabilities	$(2,098)	$(2,098)	$--	$--
Total Derivative Instruments:	$(2,098)	$(2,098)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(2,098)
Total Equity Risk	0	(2,098)
Total Value of Derivatives	$0	$(2,098)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $14,313,623)		$19,330,948
Receivable for investments sold		147,114
Receivable for fund shares sold		66,722
Dividends receivable		54,963
Interest receivable		798
Prepaid expenses		94
Receivable from investment adviser for expense reductions		2,405
Other receivables		293
Total assets		19,603,337
Liabilities
Payable for investments purchased	$166,363
Payable for fund shares redeemed	26,495
Accrued management fee	8,483
Audit fee payable	37,477
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	1,235
Other affiliated payables	2,416
Other payables and accrued expenses	2,945
Total liabilities		245,440
Net Assets		$19,357,897
Net Assets consist of:
Paid in capital		$14,044,130
Undistributed net investment income		116,977
Accumulated undistributed net realized gain (loss) on investments		181,563
Net unrealized appreciation (depreciation) on investments		5,015,227
Net Assets		$19,357,897
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($15,006,173 ÷ 1,005,719 shares)		$14.92
Class F:
Net Asset Value, offering price and redemption price per share ($4,103,005 ÷ 273,491 shares)		$15.00
Class L:
Net Asset Value, offering price and redemption price per share ($124,907 ÷ 8,372 shares)		$14.92
Class N:
Net Asset Value, offering price and redemption price per share ($123,812 ÷ 8,308 shares)		$14.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$402,548
Interest		4,123
Total income		406,671
Expenses
Management fee	$89,986
Transfer agent fees	19,307
Distribution and service plan fees	299
Accounting fees and expenses	6,747
Custodian fees and expenses	11,295
Independent trustees' fees and expenses	205
Registration fees	44,549
Audit	67,151
Legal	1,810
Miscellaneous	1,765
Total expenses before reductions	243,114
Expense reductions	(90,270)	152,844
Net investment income (loss)		253,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	450,941
Futures contracts	49,153
Total net realized gain (loss)		500,094
Change in net unrealized appreciation (depreciation) on: Investment securities	1,790,901
Futures contracts	(9,722)
Total change in net unrealized appreciation (depreciation)		1,781,179
Net gain (loss)		2,281,273
Net increase (decrease) in net assets resulting from operations		$2,535,100

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$253,827	$240,567
Net realized gain (loss)	500,094	875,882
Change in net unrealized appreciation (depreciation)	1,781,179	(1,971,649)
Net increase (decrease) in net assets resulting from operations	2,535,100	(855,200)
Distributions to shareholders from net investment income	(244,137)	(224,106)
Distributions to shareholders from net realized gain	(752,307)	(795,712)
Total distributions	(996,444)	(1,019,818)
Share transactions - net increase (decrease)	2,308,537	(2,808,946)
Total increase (decrease) in net assets	3,847,193	(4,683,964)
Net Assets
Beginning of period	15,510,704	20,194,668
End of period	$19,357,897	$15,510,704
Other Information
Undistributed net investment income end of period	$116,977	$107,361

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.63	$14.83	$14.93	$13.32	$10.65
Income from Investment Operations
Net investment income (loss)A	.21	.18	.16	.14	.17
Net realized and unrealized gain (loss)	1.95	(.65)	1.23	2.37	2.92
Total from investment operations	2.16	(.47)	1.39	2.51	3.09
Distributions from net investment income	(.21)	(.16)	(.15)	(.14)	(.16)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.77)	(.26)
Total distributions	(.87)	(.73)	(1.49)B	(.90)C	(.42)
Net asset value, end of period	$14.92	$13.63	$14.83	$14.93	$13.32
Total ReturnD	16.46%	(3.12)%	9.78%	19.66%	29.71%
Ratios to Average Net AssetsE
Expenses before reductions	1.43%	1.32%	1.25%	1.32%	1.30%
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.97%	.97%	.97%	.97%
Net investment income (loss)	1.45%	1.30%	1.08%	.97%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$15,006	$12,405	$17,235	$17,565	$15,774
Portfolio turnover rateF	27%	41%	36%	59%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$14.87	$14.96	$13.33	$11.91
Income from Investment Operations
Net investment income (loss)B	.22	.19	.17	.15	.08
Net realized and unrealized gain (loss)	1.96	(.64)	1.23	2.38	1.62
Total from investment operations	2.18	(.45)	1.40	2.53	1.70
Distributions from net investment income	(.21)	(.16)	(.15)	(.14)	(.10)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.77)	(.18)
Total distributions	(.87)	(.73)	(1.49)C	(.90)D	(.28)
Net asset value, end of period	$15.00	$13.69	$14.87	$14.96	$13.33
Total ReturnE,F	16.54%	(2.97)%	9.83%	19.81%	14.61%
Ratios to Average Net AssetsG
Expenses before reductions	1.29%	1.19%	1.11%	1.26%	.98%H
Expenses net of fee waivers, if any	.80%	.87%	.87%	.87%	.87%H
Expenses net of all reductions	.80%	.87%	.87%	.87%	.87%H
Net investment income (loss)	1.55%	1.40%	1.18%	1.07%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,103	$2,871	$2,717	$1,535	$287
Portfolio turnover rateI	27%	41%	36%	59%	30%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.63	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.20	.17	.16	.08
Net realized and unrealized gain (loss)	1.96	(.64)	1.23	1.38
Total from investment operations	2.16	(.47)	1.39	1.46
Distributions from net investment income	(.21)	(.16)	(.15)	(.08)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.87)	(.73)	(1.49)C	(.56)
Net asset value, end of period	$14.92	$13.63	$14.83	$14.93
Total ReturnD,E	16.46%	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.40%	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%G
Expenses net of all reductions	.90%	.97%	.97%	.97%G
Net investment income (loss)	1.45%	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$125	$118	$121	$111
Portfolio turnover rateH	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.14	.12	.06
Net realized and unrealized gain (loss)	1.95	(.65)	1.23	1.38
Total from investment operations	2.12	(.51)	1.35	1.44
Distributions from net investment income	(.18)	(.12)	(.11)	(.07)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.83)C	(.69)	(1.46)	(.55)
Net asset value, end of period	$14.90	$13.61	$14.81	$14.92
Total ReturnD,E	16.20%	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsF
Expenses before reductions	1.65%	1.53%	1.47%	1.63%G
Expenses net of fee waivers, if any	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	1.20%	1.05%	.83%	.72%G
Supplemental Data
Net assets, end of period (000 omitted)	$124	$117	$121	$111
Portfolio turnover rateH	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.83 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.656 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,284,897
Gross unrealized depreciation	(313,373)
Net unrealized appreciation (depreciation) on securities	$4,971,524
Tax Cost	$14,359,424

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$145,555
Undistributed long-term capital gain	$196,980
Net unrealized appreciation (depreciation) on securities and other investments	$4,971,524

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$253,504	$ 246,148
Long-term Capital Gains	742,940	773,670
Total	$996,444	$ 1,019,818

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $49,153 and a change in net unrealized appreciation (depreciation) of $(9,722) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,553,524 and $4,421,924, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc. and Robeco Investment Management, Inc. (d/b/a Boston Partners) have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$19,070.14
Class L	119.10
Class N	118.10
	$19,307

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $56 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations(a)	Expense Limitations(b)	Reimbursement
Value Multi-Manager	.90%	.90%	$72,588
Class F	.80%	.81%	16,470
Class L	.90%	.90%	607
Class N	1.15%	1.15%	605

 (a) Expense limitation effective June 1, 2016.

 (b) Expense limitation effective October 1, 2016.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Value Multi-Manager	$194,063	$189,181
Class F	46,819	32,578
Class L	1,778	1,321
Class N	1,477	1,026
Total	$244,137	$224,106
From net realized gain
Value Multi-Manager	$598,867	$670,943
Class F	142,347	115,398
Class L	5,562	4,693
Class N	5,531	4,678
Total	$752,307	$795,712

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Value Multi-Manager
Shares sold	265,404	110,604	$3,823,547	$1,479,116
Reinvestment of distributions	57,522	63,359	792,930	859,873
Shares redeemed	(227,430)	(426,124)	(3,210,201)	(5,537,796)
Net increase (decrease)	95,496	(252,161)	$1,406,276	$(3,198,807)
Class F
Shares sold	124,570	82,176	$1,790,750	$1,120,335
Reinvestment of distributions	13,639	10,876	189,166	147,976
Shares redeemed	(74,488)	(66,013)	(1,070,861)	(890,168)
Net increase (decrease)	63,721	27,039	$909,055	$378,143
Class L
Reinvestment of distributions	533	443	$7,340	6,014
Shares redeemed	(795)	–	(10,607)	–
Net increase (decrease)	(262)	443	$(3,267)	$6,014
Class N
Reinvestment of distributions	510	420	$7,008	5,704
Shares redeemed	(790)	–	(10,535)	–
Net increase (decrease)	(280)	420	$(3,527)	$5,704

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 48% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Value Multi-Manager	.90%
Actual		$1,000.00	$1,067.10	$4.64
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class F	.81%
Actual		$1,000.00	$1,067.50	$4.18
Hypothetical-C		$1,000.00	$1,020.89	$4.08
Class L	.90%
Actual		$1,000.00	$1,067.10	$4.64
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,065.70	$5.92
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund	07/10/17	07/07/17	$0.090	$0.175
Class F	07/10/17	07/07/17	$0.090	$0.175
Class L	07/10/17	07/07/17	$0.090	$0.175
Class N	07/10/17	07/07/17	$0.075	$0.175

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $449,982, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L, and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Value Multi-Manager Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement , the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser as a sub-adviser on other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by the New Sub-Adviser on behalf of the fund. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by the New Sub-Adviser in connection with the annual renewal of existing sub-advisory agreements on behalf of other Strategic Advisers funds and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 0.81% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total management fee and total net expenses as a result of approving the Sub-Advisory Agreement because Strategic Advisers does not expect to allocate any assets of the fund to the New Sub-Adviser at this time.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2d

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Value Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	11,151,835.27	89.860
Against	662,878.77	5.341
Abstain	595,609.79	4.799
TOTAL	12,410,323.83	100.000

PROPOSAL 4c

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Value Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	11,814,714.04	95.201
Against	0.00	0.000
Abstain	595,609.79	4.799
TOTAL	12,410,323.83	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMV-ANN-0717
1.931574.105

Strategic Advisers® Value Multi-Manager Fund Class F Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class F	16.54%	14.07%	13.94%

 A From November 16, 2011

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class F on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$20,609	Strategic Advisers® Value Multi-Manager Fund - Class F
$21,214	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of roughly 16%, outpacing the 14.66% return of the benchmark Russell 1000® Value Index. Relative to the benchmark, underlying managers pursuing deep-value strategies generated some of the best results this period. Managers that were favorably positioned in economically sensitive sectors also did well. Sub-adviser Aristotle Capital Management was the top overall contributor, as its opportunistic, traditional value approach outperformed the Fund's benchmark by a large margin due to strong stock selection. Sub-adviser LSV Asset Management also aided relative performance. LSV’s quantitatively driven, deep-value strategy resulted in favorable positioning in financials – particularly among regional banks – and in the information technology sector. Sub-adviser Brandywine Global Investment Management’s strategy emphasizing traditional value metrics, as well as company quality, provided a further boost versus the benchmark. This period, Brandywine received a shot in the arm from holding shares of Apple. There were no relative detractors this period, as the three managers in the Fund all contributed something to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	2.9	2.9
Johnson & Johnson	2.7	2.5
Bank of America Corp.	2.4	2.6
Apple, Inc.	2.1	1.8
Pfizer, Inc.	2.0	2.0
Citigroup, Inc.	1.8	1.6
Chevron Corp.	1.6	1.8
Intel Corp.	1.6	1.5
Cisco Systems, Inc.	1.5	1.4
Wal-Mart Stores, Inc.	1.5	1.0
	20.1

Top Five Market Sectors as of May 31, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	26.3
Information Technology	15.5	14.3
Health Care	14.9	14.0
Consumer Discretionary	8.7	9.0
Industrials	7.9	9.0

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	94.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of November 30, 2016
Common Stocks	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.9%
BorgWarner, Inc.	200	$8,502
Delphi Automotive PLC	250	21,993
Gentex Corp.	270	5,125
Lear Corp.	470	70,049
The Goodyear Tire & Rubber Co.	1,940	62,507
		168,176
Automobiles - 1.2%
Ford Motor Co.	4,100	45,592
General Motors Co.	3,620	122,827
Harley-Davidson, Inc.	1,060	56,191
Thor Industries, Inc.	50	4,527
		229,137
Diversified Consumer Services - 0.0%
H&R Block, Inc.	100	2,654
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc.	400	15,692
Carnival Corp.	500	32,035
Hyatt Hotels Corp. Class A (a)	40	2,308
Norwegian Cruise Line Holdings Ltd. (a)	210	10,494
Royal Caribbean Cruises Ltd.	200	22,036
Wyndham Worldwide Corp.	600	60,594
Yum! Brands, Inc.	290	21,066
		164,225
Household Durables - 1.1%
Garmin Ltd.	180	9,367
Leggett & Platt, Inc.	110	5,722
Lennar Corp. Class A	1,945	99,798
Mohawk Industries, Inc. (a)	70	16,751
NVR, Inc. (a)	4	9,130
PulteGroup, Inc.	300	6,801
Toll Brothers, Inc.	150	5,537
Whirlpool Corp.	360	66,794
		219,900
Leisure Products - 0.0%
Brunswick Corp.	80	4,421
Media - 2.6%
CBS Corp. Class B	350	21,389
Cinemark Holdings, Inc.	110	4,353
Discovery Communications, Inc. Class A (a)	140	3,710
Gannett Co., Inc.	600	4,710
Interpublic Group of Companies, Inc.	370	9,224
News Corp. Class A	360	4,817
Omnicom Group, Inc.	220	18,418
Scripps Networks Interactive, Inc. Class A	80	5,298
Tegna, Inc.	1,200	28,488
The Madison Square Garden Co. (a)	20	3,908
The Walt Disney Co.	1,470	158,672
Time Warner, Inc.	1,902	189,230
Twenty-First Century Fox, Inc. Class A	990	26,849
Viacom, Inc. Class B (non-vtg.)	900	31,311
		510,377
Multiline Retail - 0.5%
Dillard's, Inc. Class A	300	15,444
Kohl's Corp.	800	30,744
Macy's, Inc.	500	11,750
Target Corp.	800	44,120
		102,058
Specialty Retail - 1.4%
Best Buy Co., Inc.	1,270	75,425
CarMax, Inc. (a)	170	10,681
Foot Locker, Inc.	120	7,129
Home Depot, Inc.	870	133,554
Penske Automotive Group, Inc.	870	36,845
Williams-Sonoma, Inc.	80	3,893
		267,527
Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp.	70	7,417

TOTAL CONSUMER DISCRETIONARY		1,675,892

CONSUMER STAPLES - 6.5%
Beverages - 0.4%
The Coca-Cola Co.	1,640	74,571
Food & Staples Retailing - 3.3%
CVS Health Corp.	800	61,464
Kroger Co.	3,690	109,888
Wal-Mart Stores, Inc.	3,750	294,750
Walgreens Boots Alliance, Inc.	2,225	180,270
		646,372
Food Products - 2.2%
Archer Daniels Midland Co.	2,975	123,701
Bunge Ltd.	1,030	82,369
Ingredion, Inc.	200	22,818
Mondelez International, Inc.	1,815	84,561
Pilgrim's Pride Corp.	2,140	49,798
Tyson Foods, Inc. Class A	1,000	57,340
		420,587
Personal Products - 0.6%
Coty, Inc. Class A	842	15,947
Herbalife Ltd. (a)	30	2,153
Unilever NV (NY Reg.)	1,790	101,636
		119,736

TOTAL CONSUMER STAPLES		1,261,266

ENERGY - 5.9%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	360	19,854
Ensco PLC Class A	500	3,120
Halliburton Co.	1,495	67,559
National Oilwell Varco, Inc.	310	10,128
Parker Drilling Co. (a)	2,100	2,835
		103,496
Oil, Gas & Consumable Fuels - 5.4%
Chevron Corp.	2,980	308,370
ConocoPhillips Co.	1,160	51,840
Energen Corp. (a)	90	5,134
EQT Corp.	1,065	58,863
Exxon Mobil Corp.	1,700	136,850
HollyFrontier Corp.	160	3,824
Marathon Petroleum Corp.	1,790	93,152
Murphy Oil Corp.	1,200	29,292
PBF Energy, Inc. Class A	1,500	28,980
Phillips 66 Co.	1,970	149,937
Pioneer Natural Resources Co.	395	65,910
Valero Energy Corp.	1,820	111,875
		1,044,027

TOTAL ENERGY		1,147,523

FINANCIALS - 26.6%
Banks - 13.8%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	12,528	102,980
Bank of America Corp.	20,690	463,663
BB&T Corp.	1,000	41,650
BOK Financial Corp.	685	55,163
Citigroup, Inc.	5,590	338,419
Citizens Financial Group, Inc.	480	16,368
Comerica, Inc.	150	10,284
Commerce Bancshares, Inc.	81	4,336
Cullen/Frost Bankers, Inc.	650	59,579
East West Bancorp, Inc.	130	7,115
Fifth Third Bancorp	2,300	54,602
First Republic Bank	760	69,996
Investors Bancorp, Inc.	280	3,704
JPMorgan Chase & Co.	6,720	552,030
KeyCorp	1,900	33,193
M&T Bank Corp.	645	100,923
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	9,640	59,961
PacWest Bancorp	110	5,134
PNC Financial Services Group, Inc.	1,150	136,505
Prosperity Bancshares, Inc.	70	4,385
Regions Financial Corp.	6,430	88,991
SunTrust Banks, Inc.	1,860	99,268
Synovus Financial Corp.	110	4,497
U.S. Bancorp	1,590	80,915
Wells Fargo & Co.	5,290	270,531
Zions Bancorporation	190	7,613
		2,671,805
Capital Markets - 3.7%
Ameriprise Financial, Inc.	1,575	190,244
Bank of New York Mellon Corp.	980	46,178
BlackRock, Inc. Class A	150	61,386
E*TRADE Financial Corp. (a)	260	8,999
Eaton Vance Corp. (non-vtg.)	100	4,657
Franklin Resources, Inc.	530	22,149
Goldman Sachs Group, Inc.	670	141,544
Invesco Ltd.	380	12,046
Morgan Stanley	3,040	126,890
Northern Trust Corp.	190	16,614
Raymond James Financial, Inc.	120	8,672
State Street Corp.	750	61,095
T. Rowe Price Group, Inc.	130	9,157
The NASDAQ OMX Group, Inc.	130	8,795
		718,426
Consumer Finance - 1.6%
Ally Financial, Inc.	440	8,158
American Express Co.	840	64,630
Capital One Financial Corp.	1,350	103,842
Credit Acceptance Corp. (a)	10	2,150
Discover Financial Services	1,380	81,006
Navient Corp.	1,370	19,769
Santander Consumer U.S.A. Holdings, Inc. (a)	330	3,686
Synchrony Financial	763	20,487
		303,728
Diversified Financial Services - 0.1%
Donnelley Financial Solutions, Inc. (a)	187	4,260
Leucadia National Corp.	340	8,293
Voya Financial, Inc.	170	5,811
		18,364
Insurance - 7.0%
AFLAC, Inc.	1,280	96,486
Alleghany Corp. (a)	20	11,747
Allstate Corp.	1,160	100,154
American Financial Group, Inc.	670	66,900
American International Group, Inc.	1,160	73,811
Arch Capital Group Ltd. (a)	110	10,698
Assurant, Inc.	460	45,071
Assured Guaranty Ltd.	120	4,687
Axis Capital Holdings Ltd.	680	44,594
Chubb Ltd.	645	92,358
Cincinnati Financial Corp.	140	9,811
Everest Re Group Ltd.	340	86,581
FNF Group	230	9,800
Hartford Financial Services Group, Inc.	1,750	86,433
Lincoln National Corp.	1,300	84,474
Loews Corp.	320	15,091
Markel Corp. (a)	10	9,773
MetLife, Inc.	2,320	117,369
Old Republic International Corp.	200	3,956
Principal Financial Group, Inc.	270	16,986
Prudential Financial, Inc.	1,100	115,335
Reinsurance Group of America, Inc.	70	8,716
RenaissanceRe Holdings Ltd.	40	5,714
The Travelers Companies, Inc.	1,100	137,335
Torchmark Corp.	280	21,140
Unum Group	1,210	54,426
Validus Holdings Ltd.	70	3,738
W.R. Berkley Corp.	110	7,589
XL Group Ltd.	250	10,923
		1,351,696
Mortgage Real Estate Investment Trusts - 0.2%
Annaly Capital Management, Inc.	3,600	43,128
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,200	35,332

TOTAL FINANCIALS		5,142,479

HEALTH CARE - 14.9%
Biotechnology - 3.2%
AbbVie, Inc.	3,725	245,925
Amgen, Inc.	1,735	269,341
Biogen, Inc. (a)	200	49,554
Gilead Sciences, Inc.	300	19,467
United Therapeutics Corp. (a)	300	36,267
		620,554
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	2,255	133,744
Danaher Corp.	930	78,994
Medtronic PLC	1,280	107,878
		320,616
Health Care Providers & Services - 3.5%
Acadia Healthcare Co., Inc. (a)	1,883	77,843
Aetna, Inc.	810	117,337
Anthem, Inc.	740	134,939
Cardinal Health, Inc.	400	29,716
Cigna Corp.	540	87,064
DaVita HealthCare Partners, Inc. (a)	80	5,301
Express Scripts Holding Co. (a)	700	41,825
HCA Holdings, Inc. (a)	1,150	94,197
Laboratory Corp. of America Holdings (a)	40	5,560
LifePoint Hospitals, Inc. (a)	400	24,320
Quest Diagnostics, Inc.	530	57,648
		675,750
Pharmaceuticals - 6.5%
Johnson & Johnson	4,130	529,673
Mallinckrodt PLC (a)	200	8,626
Merck & Co., Inc.	3,870	251,976
Novartis AG sponsored ADR	1,040	85,041
Pfizer, Inc.	11,800	385,270
		1,260,586

TOTAL HEALTH CARE		2,877,506

INDUSTRIALS - 7.9%
Aerospace & Defense - 2.8%
General Dynamics Corp.	845	171,746
Hexcel Corp.	90	4,629
Huntington Ingalls Industries, Inc.	40	7,832
L3 Technologies, Inc.	70	11,801
Raytheon Co.	100	16,401
Spirit AeroSystems Holdings, Inc. Class A	110	5,994
Textron, Inc.	250	11,950
The Boeing Co.	1,070	200,764
Triumph Group, Inc.	700	22,820
United Technologies Corp.	750	90,960
		544,897
Air Freight & Logistics - 0.6%
FedEx Corp.	400	77,536
United Parcel Service, Inc. Class B	310	32,851
		110,387
Airlines - 1.2%
Alaska Air Group, Inc.	120	10,446
American Airlines Group, Inc.	460	22,269
Delta Air Lines, Inc.	1,690	83,030
Southwest Airlines Co.	570	34,251
United Continental Holdings, Inc. (a)	970	77,280
		227,276
Building Products - 0.1%
Owens Corning	110	6,864
USG Corp. (a)	130	3,697
		10,561
Commercial Services & Supplies - 0.3%
Deluxe Corp.	700	47,712
LSC Communications, Inc.	187	3,977
R.R. Donnelley & Sons Co.	500	5,960
		57,649
Construction & Engineering - 0.1%
Fluor Corp.	400	17,944
Jacobs Engineering Group, Inc.	110	5,766
Quanta Services, Inc. (a)	150	4,599
		28,309
Electrical Equipment - 0.4%
Eaton Corp. PLC	420	32,500
Emerson Electric Co.	550	32,516
Hubbell, Inc. Class B	50	5,796
		70,812
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	60	6,080
Honeywell International, Inc.	720	95,753
		101,833
Machinery - 1.4%
AGCO Corp.	570	36,497
Cummins, Inc.	160	25,232
Ingersoll-Rand PLC	220	19,712
Oshkosh Corp.	1,400	88,368
PACCAR, Inc.	330	20,777
Pentair PLC	140	9,271
Snap-On, Inc.	50	8,083
Stanley Black & Decker, Inc.	130	17,893
Timken Co.	200	9,230
Trinity Industries, Inc.	1,200	30,624
WABCO Holdings, Inc. (a)	50	6,091
		271,778
Professional Services - 0.1%
Manpower, Inc.	60	6,112
Robert Half International, Inc.	120	5,579
		11,691
Road & Rail - 0.2%
AMERCO	20	7,385
Ryder System, Inc.	600	39,852
		47,237
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	30,562
United Rentals, Inc. (a)	80	8,698
		39,260

TOTAL INDUSTRIALS		1,521,690

INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 1.8%
Brocade Communications Systems, Inc.	1,500	18,945
Cisco Systems, Inc.	9,590	302,373
Harris Corp.	110	12,338
Juniper Networks, Inc.	360	10,559
Motorola Solutions, Inc.	150	12,536
		356,751
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	680	51,401
Avnet, Inc.	170	6,236
CDW Corp.	150	9,027
Corning, Inc.	3,040	88,464
Dell Technologies, Inc. (a)	278	19,290
Flextronics International Ltd. (a)	2,800	48,328
Jabil Circuit, Inc.	160	4,787
TE Connectivity Ltd.	1,000	78,850
Tech Data Corp. (a)	400	38,788
Vishay Intertechnology, Inc.	1,300	21,255
		366,426
Internet Software & Services - 0.1%
eBay, Inc. (a)	390	13,377
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A	550	36,801
DXC Technology Co.	163	12,636
IBM Corp.	1,260	192,314
PayPal Holdings, Inc. (a)	1,470	76,749
The Western Union Co.	440	8,369
		326,869
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials, Inc.	1,740	79,831
Cirrus Logic, Inc. (a)	600	39,570
Intel Corp.	8,420	304,046
KLA-Tencor Corp.	130	13,520
Lam Research Corp.	400	62,068
Marvell Technology Group Ltd.	470	8,103
Microchip Technology, Inc.	1,505	125,367
Qorvo, Inc. (a)	120	9,354
Qualcomm, Inc.	700	40,089
Skyworks Solutions, Inc.	170	18,093
		700,041
Software - 2.8%
Adobe Systems, Inc. (a)	1,030	146,116
ANSYS, Inc. (a)	706	89,189
CA Technologies, Inc.	360	11,437
Microsoft Corp.	1,710	119,426
Oracle Corp.	3,860	175,205
		541,373
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	2,650	404,814
Hewlett Packard Enterprise Co.	1,900	35,739
HP, Inc.	4,690	87,984
NCR Corp. (a)	1,510	58,180
Seagate Technology LLC	900	39,213
Western Digital Corp.	500	45,030
Xerox Corp.	4,750	33,583
		704,543

TOTAL INFORMATION TECHNOLOGY		3,009,380

MATERIALS - 3.8%
Chemicals - 2.2%
Ashland Global Holdings, Inc.	50	3,327
Celanese Corp. Class A	130	11,252
CF Industries Holdings, Inc.	220	5,918
Eastman Chemical Co.	840	67,292
Huntsman Corp.	1,720	41,108
LyondellBasell Industries NV Class A	1,440	115,949
PPG Industries, Inc.	755	80,302
RPM International, Inc.	110	5,965
The Dow Chemical Co.	1,475	91,391
Westlake Chemical Corp.	120	7,375
		429,879
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	520	116,532
Containers & Packaging - 0.8%
Avery Dennison Corp.	80	6,741
Crown Holdings, Inc. (a)	130	7,506
Graphic Packaging Holding Co.	260	3,513
International Paper Co.	1,190	62,927
Packaging Corp. of America	590	60,274
Sonoco Products Co.	90	4,564
WestRock Co.	111	6,041
		151,566
Metals & Mining - 0.1%
Nucor Corp.	300	17,430
Reliance Steel & Aluminum Co.	60	4,377
Steel Dynamics, Inc.	230	7,818
		29,625
Paper & Forest Products - 0.1%
Domtar Corp.	500	18,190

TOTAL MATERIALS		745,792

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Hospitality Properties Trust (SBI)	1,100	31,812
Mack-Cali Realty Corp.	1,000	26,610
Medical Properties Trust, Inc.	1,100	14,245
		72,667
Real Estate Management & Development - 0.0%
Jones Lang LaSalle, Inc.	40	4,619

TOTAL REAL ESTATE		77,286

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	3,500	134,855
Verizon Communications, Inc.	1,600	74,624
		209,479
UTILITIES - 3.4%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	460	33,019
Duke Energy Corp.	550	47,124
Edison International	310	25,287
Entergy Corp.	770	60,876
Eversource Energy	300	18,621
Exelon Corp.	2,970	107,841
FirstEnergy Corp.	2,000	58,480
OGE Energy Corp.	190	6,770
Pinnacle West Capital Corp.	100	8,835
Xcel Energy, Inc.	440	21,080
		387,933
Gas Utilities - 0.4%
National Fuel Gas Co.	1,395	79,180
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.	5,420	63,306
Multi-Utilities - 0.7%
Ameren Corp.	230	13,053
DTE Energy Co.	170	18,618
Public Service Enterprise Group, Inc.	2,280	102,395
		134,066

TOTAL UTILITIES		664,485

TOTAL COMMON STOCKS
(Cost $13,315,449)		18,332,778
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.79% 7/13/17 to 7/20/17 (b)
(Cost $59,939)	$60,000	59,935
	Shares

Money Market Funds - 4.9%
Invesco Government & Agency Portfolio Institutional Class 0.71% (c)	10	10
State Street Institutional U.S. Government Money Market Fund Premier Class 0.72%(c)	938,225	938,225
TOTAL MONEY MARKET FUNDS
(Cost $938,235)		938,235
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $14,313,623)		19,330,948
NET OTHER ASSETS (LIABILITIES) - 0.1%		26,949
NET ASSETS - 100%		$19,357,897

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
13 ICE Russell 1000 Value Index Contracts (United States)	June 2017	729,755	$(2,098)

The face value of futures purchased as a percentage of Net Assets is 3.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,958.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,675,892	$1,675,892	$--	$--
Consumer Staples	1,261,266	1,261,266	--	--
Energy	1,147,523	1,147,523	--	--
Financials	5,142,479	5,142,479	--	--
Health Care	2,877,506	2,877,506	--	--
Industrials	1,521,690	1,521,690	--	--
Information Technology	3,009,380	3,009,380	--	--
Materials	745,792	745,792	--	--
Real Estate	77,286	77,286	--	--
Telecommunication Services	209,479	209,479	--	--
Utilities	664,485	664,485	--	--
Other Short-Term Investments	59,935	--	59,935	--
Money Market Funds	938,235	938,235	--	--
Total Investments in Securities:	$19,330,948	$19,271,013	$59,935	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(2,098)	$(2,098)	$--	$--
Total Liabilities	$(2,098)	$(2,098)	$--	$--
Total Derivative Instruments:	$(2,098)	$(2,098)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(2,098)
Total Equity Risk	0	(2,098)
Total Value of Derivatives	$0	$(2,098)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $14,313,623)		$19,330,948
Receivable for investments sold		147,114
Receivable for fund shares sold		66,722
Dividends receivable		54,963
Interest receivable		798
Prepaid expenses		94
Receivable from investment adviser for expense reductions		2,405
Other receivables		293
Total assets		19,603,337
Liabilities
Payable for investments purchased	$166,363
Payable for fund shares redeemed	26,495
Accrued management fee	8,483
Audit fee payable	37,477
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	1,235
Other affiliated payables	2,416
Other payables and accrued expenses	2,945
Total liabilities		245,440
Net Assets		$19,357,897
Net Assets consist of:
Paid in capital		$14,044,130
Undistributed net investment income		116,977
Accumulated undistributed net realized gain (loss) on investments		181,563
Net unrealized appreciation (depreciation) on investments		5,015,227
Net Assets		$19,357,897
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($15,006,173 ÷ 1,005,719 shares)		$14.92
Class F:
Net Asset Value, offering price and redemption price per share ($4,103,005 ÷ 273,491 shares)		$15.00
Class L:
Net Asset Value, offering price and redemption price per share ($124,907 ÷ 8,372 shares)		$14.92
Class N:
Net Asset Value, offering price and redemption price per share ($123,812 ÷ 8,308 shares)		$14.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$402,548
Interest		4,123
Total income		406,671
Expenses
Management fee	$89,986
Transfer agent fees	19,307
Distribution and service plan fees	299
Accounting fees and expenses	6,747
Custodian fees and expenses	11,295
Independent trustees' fees and expenses	205
Registration fees	44,549
Audit	67,151
Legal	1,810
Miscellaneous	1,765
Total expenses before reductions	243,114
Expense reductions	(90,270)	152,844
Net investment income (loss)		253,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	450,941
Futures contracts	49,153
Total net realized gain (loss)		500,094
Change in net unrealized appreciation (depreciation) on: Investment securities	1,790,901
Futures contracts	(9,722)
Total change in net unrealized appreciation (depreciation)		1,781,179
Net gain (loss)		2,281,273
Net increase (decrease) in net assets resulting from operations		$2,535,100

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$253,827	$240,567
Net realized gain (loss)	500,094	875,882
Change in net unrealized appreciation (depreciation)	1,781,179	(1,971,649)
Net increase (decrease) in net assets resulting from operations	2,535,100	(855,200)
Distributions to shareholders from net investment income	(244,137)	(224,106)
Distributions to shareholders from net realized gain	(752,307)	(795,712)
Total distributions	(996,444)	(1,019,818)
Share transactions - net increase (decrease)	2,308,537	(2,808,946)
Total increase (decrease) in net assets	3,847,193	(4,683,964)
Net Assets
Beginning of period	15,510,704	20,194,668
End of period	$19,357,897	$15,510,704
Other Information
Undistributed net investment income end of period	$116,977	$107,361

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.63	$14.83	$14.93	$13.32	$10.65
Income from Investment Operations
Net investment income (loss)A	.21	.18	.16	.14	.17
Net realized and unrealized gain (loss)	1.95	(.65)	1.23	2.37	2.92
Total from investment operations	2.16	(.47)	1.39	2.51	3.09
Distributions from net investment income	(.21)	(.16)	(.15)	(.14)	(.16)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.77)	(.26)
Total distributions	(.87)	(.73)	(1.49)B	(.90)C	(.42)
Net asset value, end of period	$14.92	$13.63	$14.83	$14.93	$13.32
Total ReturnD	16.46%	(3.12)%	9.78%	19.66%	29.71%
Ratios to Average Net AssetsE
Expenses before reductions	1.43%	1.32%	1.25%	1.32%	1.30%
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.97%	.97%	.97%	.97%
Net investment income (loss)	1.45%	1.30%	1.08%	.97%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$15,006	$12,405	$17,235	$17,565	$15,774
Portfolio turnover rateF	27%	41%	36%	59%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$14.87	$14.96	$13.33	$11.91
Income from Investment Operations
Net investment income (loss)B	.22	.19	.17	.15	.08
Net realized and unrealized gain (loss)	1.96	(.64)	1.23	2.38	1.62
Total from investment operations	2.18	(.45)	1.40	2.53	1.70
Distributions from net investment income	(.21)	(.16)	(.15)	(.14)	(.10)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.77)	(.18)
Total distributions	(.87)	(.73)	(1.49)C	(.90)D	(.28)
Net asset value, end of period	$15.00	$13.69	$14.87	$14.96	$13.33
Total ReturnE,F	16.54%	(2.97)%	9.83%	19.81%	14.61%
Ratios to Average Net AssetsG
Expenses before reductions	1.29%	1.19%	1.11%	1.26%	.98%H
Expenses net of fee waivers, if any	.80%	.87%	.87%	.87%	.87%H
Expenses net of all reductions	.80%	.87%	.87%	.87%	.87%H
Net investment income (loss)	1.55%	1.40%	1.18%	1.07%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,103	$2,871	$2,717	$1,535	$287
Portfolio turnover rateI	27%	41%	36%	59%	30%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.63	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.20	.17	.16	.08
Net realized and unrealized gain (loss)	1.96	(.64)	1.23	1.38
Total from investment operations	2.16	(.47)	1.39	1.46
Distributions from net investment income	(.21)	(.16)	(.15)	(.08)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.87)	(.73)	(1.49)C	(.56)
Net asset value, end of period	$14.92	$13.63	$14.83	$14.93
Total ReturnD,E	16.46%	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.40%	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%G
Expenses net of all reductions	.90%	.97%	.97%	.97%G
Net investment income (loss)	1.45%	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$125	$118	$121	$111
Portfolio turnover rateH	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.14	.12	.06
Net realized and unrealized gain (loss)	1.95	(.65)	1.23	1.38
Total from investment operations	2.12	(.51)	1.35	1.44
Distributions from net investment income	(.18)	(.12)	(.11)	(.07)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.83)C	(.69)	(1.46)	(.55)
Net asset value, end of period	$14.90	$13.61	$14.81	$14.92
Total ReturnD,E	16.20%	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsF
Expenses before reductions	1.65%	1.53%	1.47%	1.63%G
Expenses net of fee waivers, if any	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	1.20%	1.05%	.83%	.72%G
Supplemental Data
Net assets, end of period (000 omitted)	$124	$117	$121	$111
Portfolio turnover rateH	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.83 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.656 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,284,897
Gross unrealized depreciation	(313,373)
Net unrealized appreciation (depreciation) on securities	$4,971,524
Tax Cost	$14,359,424

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$145,555
Undistributed long-term capital gain	$196,980
Net unrealized appreciation (depreciation) on securities and other investments	$4,971,524

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$253,504	$ 246,148
Long-term Capital Gains	742,940	773,670
Total	$996,444	$ 1,019,818

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $49,153 and a change in net unrealized appreciation (depreciation) of $(9,722) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,553,524 and $4,421,924, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc. and Robeco Investment Management, Inc. (d/b/a Boston Partners) have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$19,070.14
Class L	119.10
Class N	118.10
	$19,307

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $56 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations(a)	Expense Limitations(b)	Reimbursement
Value Multi-Manager	.90%	.90%	$72,588
Class F	.80%	.81%	16,470
Class L	.90%	.90%	607
Class N	1.15%	1.15%	605

 (a) Expense limitation effective June 1, 2016.

 (b) Expense limitation effective October 1, 2016.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Value Multi-Manager	$194,063	$189,181
Class F	46,819	32,578
Class L	1,778	1,321
Class N	1,477	1,026
Total	$244,137	$224,106
From net realized gain
Value Multi-Manager	$598,867	$670,943
Class F	142,347	115,398
Class L	5,562	4,693
Class N	5,531	4,678
Total	$752,307	$795,712

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Value Multi-Manager
Shares sold	265,404	110,604	$3,823,547	$1,479,116
Reinvestment of distributions	57,522	63,359	792,930	859,873
Shares redeemed	(227,430)	(426,124)	(3,210,201)	(5,537,796)
Net increase (decrease)	95,496	(252,161)	$1,406,276	$(3,198,807)
Class F
Shares sold	124,570	82,176	$1,790,750	$1,120,335
Reinvestment of distributions	13,639	10,876	189,166	147,976
Shares redeemed	(74,488)	(66,013)	(1,070,861)	(890,168)
Net increase (decrease)	63,721	27,039	$909,055	$378,143
Class L
Reinvestment of distributions	533	443	$7,340	6,014
Shares redeemed	(795)	–	(10,607)	–
Net increase (decrease)	(262)	443	$(3,267)	$6,014
Class N
Reinvestment of distributions	510	420	$7,008	5,704
Shares redeemed	(790)	–	(10,535)	–
Net increase (decrease)	(280)	420	$(3,527)	$5,704

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 48% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Value Multi-Manager	.90%
Actual		$1,000.00	$1,067.10	$4.64
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class F	.81%
Actual		$1,000.00	$1,067.50	$4.18
Hypothetical-C		$1,000.00	$1,020.89	$4.08
Class L	.90%
Actual		$1,000.00	$1,067.10	$4.64
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,065.70	$5.92
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund	07/10/17	07/07/17	$0.090	$0.175
Class F	07/10/17	07/07/17	$0.090	$0.175
Class L	07/10/17	07/07/17	$0.090	$0.175
Class N	07/10/17	07/07/17	$0.075	$0.175

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $449,982, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L, and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Value Multi-Manager Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement , the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser as a sub-adviser on other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by the New Sub-Adviser on behalf of the fund. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by the New Sub-Adviser in connection with the annual renewal of existing sub-advisory agreements on behalf of other Strategic Advisers funds and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 0.81% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total management fee and total net expenses as a result of approving the Sub-Advisory Agreement because Strategic Advisers does not expect to allocate any assets of the fund to the New Sub-Adviser at this time.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2d

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Value Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	11,151,835.27	89.860
Against	662,878.77	5.341
Abstain	595,609.79	4.799
TOTAL	12,410,323.83	100.000

PROPOSAL 4c

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Value Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	11,814,714.04	95.201
Against	0.00	0.000
Abstain	595,609.79	4.799
TOTAL	12,410,323.83	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

MMV-F-ANN-0717
1.951454.104

Strategic Advisers® Value Multi-Manager Fund Class L and Class N Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class L	16.46%	13.97%	13.84%
Class N	16.20%	13.76%	13.66%

 A From November 16, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$20,514	Strategic Advisers® Value Multi-Manager Fund - Class L
$21,214	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of roughly 16%, outpacing the 14.66% return of the benchmark Russell 1000® Value Index. Relative to the benchmark, underlying managers pursuing deep-value strategies generated some of the best results this period. Managers that were favorably positioned in economically sensitive sectors also did well. Sub-adviser Aristotle Capital Management was the top overall contributor, as its opportunistic, traditional value approach outperformed the Fund's benchmark by a large margin due to strong stock selection. Sub-adviser LSV Asset Management also aided relative performance. LSV’s quantitatively driven, deep-value strategy resulted in favorable positioning in financials – particularly among regional banks – and in the information technology sector. Sub-adviser Brandywine Global Investment Management’s strategy emphasizing traditional value metrics, as well as company quality, provided a further boost versus the benchmark. This period, Brandywine received a shot in the arm from holding shares of Apple. There were no relative detractors this period, as the three managers in the Fund all contributed something to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	2.9	2.9
Johnson & Johnson	2.7	2.5
Bank of America Corp.	2.4	2.6
Apple, Inc.	2.1	1.8
Pfizer, Inc.	2.0	2.0
Citigroup, Inc.	1.8	1.6
Chevron Corp.	1.6	1.8
Intel Corp.	1.6	1.5
Cisco Systems, Inc.	1.5	1.4
Wal-Mart Stores, Inc.	1.5	1.0
	20.1

Top Five Market Sectors as of May 31, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	26.3
Information Technology	15.5	14.3
Health Care	14.9	14.0
Consumer Discretionary	8.7	9.0
Industrials	7.9	9.0

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	94.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of November 30, 2016
Common Stocks	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.9%
BorgWarner, Inc.	200	$8,502
Delphi Automotive PLC	250	21,993
Gentex Corp.	270	5,125
Lear Corp.	470	70,049
The Goodyear Tire & Rubber Co.	1,940	62,507
		168,176
Automobiles - 1.2%
Ford Motor Co.	4,100	45,592
General Motors Co.	3,620	122,827
Harley-Davidson, Inc.	1,060	56,191
Thor Industries, Inc.	50	4,527
		229,137
Diversified Consumer Services - 0.0%
H&R Block, Inc.	100	2,654
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc.	400	15,692
Carnival Corp.	500	32,035
Hyatt Hotels Corp. Class A (a)	40	2,308
Norwegian Cruise Line Holdings Ltd. (a)	210	10,494
Royal Caribbean Cruises Ltd.	200	22,036
Wyndham Worldwide Corp.	600	60,594
Yum! Brands, Inc.	290	21,066
		164,225
Household Durables - 1.1%
Garmin Ltd.	180	9,367
Leggett & Platt, Inc.	110	5,722
Lennar Corp. Class A	1,945	99,798
Mohawk Industries, Inc. (a)	70	16,751
NVR, Inc. (a)	4	9,130
PulteGroup, Inc.	300	6,801
Toll Brothers, Inc.	150	5,537
Whirlpool Corp.	360	66,794
		219,900
Leisure Products - 0.0%
Brunswick Corp.	80	4,421
Media - 2.6%
CBS Corp. Class B	350	21,389
Cinemark Holdings, Inc.	110	4,353
Discovery Communications, Inc. Class A (a)	140	3,710
Gannett Co., Inc.	600	4,710
Interpublic Group of Companies, Inc.	370	9,224
News Corp. Class A	360	4,817
Omnicom Group, Inc.	220	18,418
Scripps Networks Interactive, Inc. Class A	80	5,298
Tegna, Inc.	1,200	28,488
The Madison Square Garden Co. (a)	20	3,908
The Walt Disney Co.	1,470	158,672
Time Warner, Inc.	1,902	189,230
Twenty-First Century Fox, Inc. Class A	990	26,849
Viacom, Inc. Class B (non-vtg.)	900	31,311
		510,377
Multiline Retail - 0.5%
Dillard's, Inc. Class A	300	15,444
Kohl's Corp.	800	30,744
Macy's, Inc.	500	11,750
Target Corp.	800	44,120
		102,058
Specialty Retail - 1.4%
Best Buy Co., Inc.	1,270	75,425
CarMax, Inc. (a)	170	10,681
Foot Locker, Inc.	120	7,129
Home Depot, Inc.	870	133,554
Penske Automotive Group, Inc.	870	36,845
Williams-Sonoma, Inc.	80	3,893
		267,527
Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp.	70	7,417

TOTAL CONSUMER DISCRETIONARY		1,675,892

CONSUMER STAPLES - 6.5%
Beverages - 0.4%
The Coca-Cola Co.	1,640	74,571
Food & Staples Retailing - 3.3%
CVS Health Corp.	800	61,464
Kroger Co.	3,690	109,888
Wal-Mart Stores, Inc.	3,750	294,750
Walgreens Boots Alliance, Inc.	2,225	180,270
		646,372
Food Products - 2.2%
Archer Daniels Midland Co.	2,975	123,701
Bunge Ltd.	1,030	82,369
Ingredion, Inc.	200	22,818
Mondelez International, Inc.	1,815	84,561
Pilgrim's Pride Corp.	2,140	49,798
Tyson Foods, Inc. Class A	1,000	57,340
		420,587
Personal Products - 0.6%
Coty, Inc. Class A	842	15,947
Herbalife Ltd. (a)	30	2,153
Unilever NV (NY Reg.)	1,790	101,636
		119,736

TOTAL CONSUMER STAPLES		1,261,266

ENERGY - 5.9%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	360	19,854
Ensco PLC Class A	500	3,120
Halliburton Co.	1,495	67,559
National Oilwell Varco, Inc.	310	10,128
Parker Drilling Co. (a)	2,100	2,835
		103,496
Oil, Gas & Consumable Fuels - 5.4%
Chevron Corp.	2,980	308,370
ConocoPhillips Co.	1,160	51,840
Energen Corp. (a)	90	5,134
EQT Corp.	1,065	58,863
Exxon Mobil Corp.	1,700	136,850
HollyFrontier Corp.	160	3,824
Marathon Petroleum Corp.	1,790	93,152
Murphy Oil Corp.	1,200	29,292
PBF Energy, Inc. Class A	1,500	28,980
Phillips 66 Co.	1,970	149,937
Pioneer Natural Resources Co.	395	65,910
Valero Energy Corp.	1,820	111,875
		1,044,027

TOTAL ENERGY		1,147,523

FINANCIALS - 26.6%
Banks - 13.8%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	12,528	102,980
Bank of America Corp.	20,690	463,663
BB&T Corp.	1,000	41,650
BOK Financial Corp.	685	55,163
Citigroup, Inc.	5,590	338,419
Citizens Financial Group, Inc.	480	16,368
Comerica, Inc.	150	10,284
Commerce Bancshares, Inc.	81	4,336
Cullen/Frost Bankers, Inc.	650	59,579
East West Bancorp, Inc.	130	7,115
Fifth Third Bancorp	2,300	54,602
First Republic Bank	760	69,996
Investors Bancorp, Inc.	280	3,704
JPMorgan Chase & Co.	6,720	552,030
KeyCorp	1,900	33,193
M&T Bank Corp.	645	100,923
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	9,640	59,961
PacWest Bancorp	110	5,134
PNC Financial Services Group, Inc.	1,150	136,505
Prosperity Bancshares, Inc.	70	4,385
Regions Financial Corp.	6,430	88,991
SunTrust Banks, Inc.	1,860	99,268
Synovus Financial Corp.	110	4,497
U.S. Bancorp	1,590	80,915
Wells Fargo & Co.	5,290	270,531
Zions Bancorporation	190	7,613
		2,671,805
Capital Markets - 3.7%
Ameriprise Financial, Inc.	1,575	190,244
Bank of New York Mellon Corp.	980	46,178
BlackRock, Inc. Class A	150	61,386
E*TRADE Financial Corp. (a)	260	8,999
Eaton Vance Corp. (non-vtg.)	100	4,657
Franklin Resources, Inc.	530	22,149
Goldman Sachs Group, Inc.	670	141,544
Invesco Ltd.	380	12,046
Morgan Stanley	3,040	126,890
Northern Trust Corp.	190	16,614
Raymond James Financial, Inc.	120	8,672
State Street Corp.	750	61,095
T. Rowe Price Group, Inc.	130	9,157
The NASDAQ OMX Group, Inc.	130	8,795
		718,426
Consumer Finance - 1.6%
Ally Financial, Inc.	440	8,158
American Express Co.	840	64,630
Capital One Financial Corp.	1,350	103,842
Credit Acceptance Corp. (a)	10	2,150
Discover Financial Services	1,380	81,006
Navient Corp.	1,370	19,769
Santander Consumer U.S.A. Holdings, Inc. (a)	330	3,686
Synchrony Financial	763	20,487
		303,728
Diversified Financial Services - 0.1%
Donnelley Financial Solutions, Inc. (a)	187	4,260
Leucadia National Corp.	340	8,293
Voya Financial, Inc.	170	5,811
		18,364
Insurance - 7.0%
AFLAC, Inc.	1,280	96,486
Alleghany Corp. (a)	20	11,747
Allstate Corp.	1,160	100,154
American Financial Group, Inc.	670	66,900
American International Group, Inc.	1,160	73,811
Arch Capital Group Ltd. (a)	110	10,698
Assurant, Inc.	460	45,071
Assured Guaranty Ltd.	120	4,687
Axis Capital Holdings Ltd.	680	44,594
Chubb Ltd.	645	92,358
Cincinnati Financial Corp.	140	9,811
Everest Re Group Ltd.	340	86,581
FNF Group	230	9,800
Hartford Financial Services Group, Inc.	1,750	86,433
Lincoln National Corp.	1,300	84,474
Loews Corp.	320	15,091
Markel Corp. (a)	10	9,773
MetLife, Inc.	2,320	117,369
Old Republic International Corp.	200	3,956
Principal Financial Group, Inc.	270	16,986
Prudential Financial, Inc.	1,100	115,335
Reinsurance Group of America, Inc.	70	8,716
RenaissanceRe Holdings Ltd.	40	5,714
The Travelers Companies, Inc.	1,100	137,335
Torchmark Corp.	280	21,140
Unum Group	1,210	54,426
Validus Holdings Ltd.	70	3,738
W.R. Berkley Corp.	110	7,589
XL Group Ltd.	250	10,923
		1,351,696
Mortgage Real Estate Investment Trusts - 0.2%
Annaly Capital Management, Inc.	3,600	43,128
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,200	35,332

TOTAL FINANCIALS		5,142,479

HEALTH CARE - 14.9%
Biotechnology - 3.2%
AbbVie, Inc.	3,725	245,925
Amgen, Inc.	1,735	269,341
Biogen, Inc. (a)	200	49,554
Gilead Sciences, Inc.	300	19,467
United Therapeutics Corp. (a)	300	36,267
		620,554
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	2,255	133,744
Danaher Corp.	930	78,994
Medtronic PLC	1,280	107,878
		320,616
Health Care Providers & Services - 3.5%
Acadia Healthcare Co., Inc. (a)	1,883	77,843
Aetna, Inc.	810	117,337
Anthem, Inc.	740	134,939
Cardinal Health, Inc.	400	29,716
Cigna Corp.	540	87,064
DaVita HealthCare Partners, Inc. (a)	80	5,301
Express Scripts Holding Co. (a)	700	41,825
HCA Holdings, Inc. (a)	1,150	94,197
Laboratory Corp. of America Holdings (a)	40	5,560
LifePoint Hospitals, Inc. (a)	400	24,320
Quest Diagnostics, Inc.	530	57,648
		675,750
Pharmaceuticals - 6.5%
Johnson & Johnson	4,130	529,673
Mallinckrodt PLC (a)	200	8,626
Merck & Co., Inc.	3,870	251,976
Novartis AG sponsored ADR	1,040	85,041
Pfizer, Inc.	11,800	385,270
		1,260,586

TOTAL HEALTH CARE		2,877,506

INDUSTRIALS - 7.9%
Aerospace & Defense - 2.8%
General Dynamics Corp.	845	171,746
Hexcel Corp.	90	4,629
Huntington Ingalls Industries, Inc.	40	7,832
L3 Technologies, Inc.	70	11,801
Raytheon Co.	100	16,401
Spirit AeroSystems Holdings, Inc. Class A	110	5,994
Textron, Inc.	250	11,950
The Boeing Co.	1,070	200,764
Triumph Group, Inc.	700	22,820
United Technologies Corp.	750	90,960
		544,897
Air Freight & Logistics - 0.6%
FedEx Corp.	400	77,536
United Parcel Service, Inc. Class B	310	32,851
		110,387
Airlines - 1.2%
Alaska Air Group, Inc.	120	10,446
American Airlines Group, Inc.	460	22,269
Delta Air Lines, Inc.	1,690	83,030
Southwest Airlines Co.	570	34,251
United Continental Holdings, Inc. (a)	970	77,280
		227,276
Building Products - 0.1%
Owens Corning	110	6,864
USG Corp. (a)	130	3,697
		10,561
Commercial Services & Supplies - 0.3%
Deluxe Corp.	700	47,712
LSC Communications, Inc.	187	3,977
R.R. Donnelley & Sons Co.	500	5,960
		57,649
Construction & Engineering - 0.1%
Fluor Corp.	400	17,944
Jacobs Engineering Group, Inc.	110	5,766
Quanta Services, Inc. (a)	150	4,599
		28,309
Electrical Equipment - 0.4%
Eaton Corp. PLC	420	32,500
Emerson Electric Co.	550	32,516
Hubbell, Inc. Class B	50	5,796
		70,812
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	60	6,080
Honeywell International, Inc.	720	95,753
		101,833
Machinery - 1.4%
AGCO Corp.	570	36,497
Cummins, Inc.	160	25,232
Ingersoll-Rand PLC	220	19,712
Oshkosh Corp.	1,400	88,368
PACCAR, Inc.	330	20,777
Pentair PLC	140	9,271
Snap-On, Inc.	50	8,083
Stanley Black & Decker, Inc.	130	17,893
Timken Co.	200	9,230
Trinity Industries, Inc.	1,200	30,624
WABCO Holdings, Inc. (a)	50	6,091
		271,778
Professional Services - 0.1%
Manpower, Inc.	60	6,112
Robert Half International, Inc.	120	5,579
		11,691
Road & Rail - 0.2%
AMERCO	20	7,385
Ryder System, Inc.	600	39,852
		47,237
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	30,562
United Rentals, Inc. (a)	80	8,698
		39,260

TOTAL INDUSTRIALS		1,521,690

INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 1.8%
Brocade Communications Systems, Inc.	1,500	18,945
Cisco Systems, Inc.	9,590	302,373
Harris Corp.	110	12,338
Juniper Networks, Inc.	360	10,559
Motorola Solutions, Inc.	150	12,536
		356,751
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	680	51,401
Avnet, Inc.	170	6,236
CDW Corp.	150	9,027
Corning, Inc.	3,040	88,464
Dell Technologies, Inc. (a)	278	19,290
Flextronics International Ltd. (a)	2,800	48,328
Jabil Circuit, Inc.	160	4,787
TE Connectivity Ltd.	1,000	78,850
Tech Data Corp. (a)	400	38,788
Vishay Intertechnology, Inc.	1,300	21,255
		366,426
Internet Software & Services - 0.1%
eBay, Inc. (a)	390	13,377
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A	550	36,801
DXC Technology Co.	163	12,636
IBM Corp.	1,260	192,314
PayPal Holdings, Inc. (a)	1,470	76,749
The Western Union Co.	440	8,369
		326,869
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials, Inc.	1,740	79,831
Cirrus Logic, Inc. (a)	600	39,570
Intel Corp.	8,420	304,046
KLA-Tencor Corp.	130	13,520
Lam Research Corp.	400	62,068
Marvell Technology Group Ltd.	470	8,103
Microchip Technology, Inc.	1,505	125,367
Qorvo, Inc. (a)	120	9,354
Qualcomm, Inc.	700	40,089
Skyworks Solutions, Inc.	170	18,093
		700,041
Software - 2.8%
Adobe Systems, Inc. (a)	1,030	146,116
ANSYS, Inc. (a)	706	89,189
CA Technologies, Inc.	360	11,437
Microsoft Corp.	1,710	119,426
Oracle Corp.	3,860	175,205
		541,373
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	2,650	404,814
Hewlett Packard Enterprise Co.	1,900	35,739
HP, Inc.	4,690	87,984
NCR Corp. (a)	1,510	58,180
Seagate Technology LLC	900	39,213
Western Digital Corp.	500	45,030
Xerox Corp.	4,750	33,583
		704,543

TOTAL INFORMATION TECHNOLOGY		3,009,380

MATERIALS - 3.8%
Chemicals - 2.2%
Ashland Global Holdings, Inc.	50	3,327
Celanese Corp. Class A	130	11,252
CF Industries Holdings, Inc.	220	5,918
Eastman Chemical Co.	840	67,292
Huntsman Corp.	1,720	41,108
LyondellBasell Industries NV Class A	1,440	115,949
PPG Industries, Inc.	755	80,302
RPM International, Inc.	110	5,965
The Dow Chemical Co.	1,475	91,391
Westlake Chemical Corp.	120	7,375
		429,879
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	520	116,532
Containers & Packaging - 0.8%
Avery Dennison Corp.	80	6,741
Crown Holdings, Inc. (a)	130	7,506
Graphic Packaging Holding Co.	260	3,513
International Paper Co.	1,190	62,927
Packaging Corp. of America	590	60,274
Sonoco Products Co.	90	4,564
WestRock Co.	111	6,041
		151,566
Metals & Mining - 0.1%
Nucor Corp.	300	17,430
Reliance Steel & Aluminum Co.	60	4,377
Steel Dynamics, Inc.	230	7,818
		29,625
Paper & Forest Products - 0.1%
Domtar Corp.	500	18,190

TOTAL MATERIALS		745,792

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Hospitality Properties Trust (SBI)	1,100	31,812
Mack-Cali Realty Corp.	1,000	26,610
Medical Properties Trust, Inc.	1,100	14,245
		72,667
Real Estate Management & Development - 0.0%
Jones Lang LaSalle, Inc.	40	4,619

TOTAL REAL ESTATE		77,286

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	3,500	134,855
Verizon Communications, Inc.	1,600	74,624
		209,479
UTILITIES - 3.4%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	460	33,019
Duke Energy Corp.	550	47,124
Edison International	310	25,287
Entergy Corp.	770	60,876
Eversource Energy	300	18,621
Exelon Corp.	2,970	107,841
FirstEnergy Corp.	2,000	58,480
OGE Energy Corp.	190	6,770
Pinnacle West Capital Corp.	100	8,835
Xcel Energy, Inc.	440	21,080
		387,933
Gas Utilities - 0.4%
National Fuel Gas Co.	1,395	79,180
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.	5,420	63,306
Multi-Utilities - 0.7%
Ameren Corp.	230	13,053
DTE Energy Co.	170	18,618
Public Service Enterprise Group, Inc.	2,280	102,395
		134,066

TOTAL UTILITIES		664,485

TOTAL COMMON STOCKS
(Cost $13,315,449)		18,332,778
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.79% 7/13/17 to 7/20/17 (b)
(Cost $59,939)	$60,000	59,935
	Shares

Money Market Funds - 4.9%
Invesco Government & Agency Portfolio Institutional Class 0.71% (c)	10	10
State Street Institutional U.S. Government Money Market Fund Premier Class 0.72%(c)	938,225	938,225
TOTAL MONEY MARKET FUNDS
(Cost $938,235)		938,235
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $14,313,623)		19,330,948
NET OTHER ASSETS (LIABILITIES) - 0.1%		26,949
NET ASSETS - 100%		$19,357,897

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
13 ICE Russell 1000 Value Index Contracts (United States)	June 2017	729,755	$(2,098)

The face value of futures purchased as a percentage of Net Assets is 3.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,958.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,675,892	$1,675,892	$--	$--
Consumer Staples	1,261,266	1,261,266	--	--
Energy	1,147,523	1,147,523	--	--
Financials	5,142,479	5,142,479	--	--
Health Care	2,877,506	2,877,506	--	--
Industrials	1,521,690	1,521,690	--	--
Information Technology	3,009,380	3,009,380	--	--
Materials	745,792	745,792	--	--
Real Estate	77,286	77,286	--	--
Telecommunication Services	209,479	209,479	--	--
Utilities	664,485	664,485	--	--
Other Short-Term Investments	59,935	--	59,935	--
Money Market Funds	938,235	938,235	--	--
Total Investments in Securities:	$19,330,948	$19,271,013	$59,935	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(2,098)	$(2,098)	$--	$--
Total Liabilities	$(2,098)	$(2,098)	$--	$--
Total Derivative Instruments:	$(2,098)	$(2,098)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(2,098)
Total Equity Risk	0	(2,098)
Total Value of Derivatives	$0	$(2,098)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $14,313,623)		$19,330,948
Receivable for investments sold		147,114
Receivable for fund shares sold		66,722
Dividends receivable		54,963
Interest receivable		798
Prepaid expenses		94
Receivable from investment adviser for expense reductions		2,405
Other receivables		293
Total assets		19,603,337
Liabilities
Payable for investments purchased	$166,363
Payable for fund shares redeemed	26,495
Accrued management fee	8,483
Audit fee payable	37,477
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	1,235
Other affiliated payables	2,416
Other payables and accrued expenses	2,945
Total liabilities		245,440
Net Assets		$19,357,897
Net Assets consist of:
Paid in capital		$14,044,130
Undistributed net investment income		116,977
Accumulated undistributed net realized gain (loss) on investments		181,563
Net unrealized appreciation (depreciation) on investments		5,015,227
Net Assets		$19,357,897
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($15,006,173 ÷ 1,005,719 shares)		$14.92
Class F:
Net Asset Value, offering price and redemption price per share ($4,103,005 ÷ 273,491 shares)		$15.00
Class L:
Net Asset Value, offering price and redemption price per share ($124,907 ÷ 8,372 shares)		$14.92
Class N:
Net Asset Value, offering price and redemption price per share ($123,812 ÷ 8,308 shares)		$14.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$402,548
Interest		4,123
Total income		406,671
Expenses
Management fee	$89,986
Transfer agent fees	19,307
Distribution and service plan fees	299
Accounting fees and expenses	6,747
Custodian fees and expenses	11,295
Independent trustees' fees and expenses	205
Registration fees	44,549
Audit	67,151
Legal	1,810
Miscellaneous	1,765
Total expenses before reductions	243,114
Expense reductions	(90,270)	152,844
Net investment income (loss)		253,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	450,941
Futures contracts	49,153
Total net realized gain (loss)		500,094
Change in net unrealized appreciation (depreciation) on: Investment securities	1,790,901
Futures contracts	(9,722)
Total change in net unrealized appreciation (depreciation)		1,781,179
Net gain (loss)		2,281,273
Net increase (decrease) in net assets resulting from operations		$2,535,100

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$253,827	$240,567
Net realized gain (loss)	500,094	875,882
Change in net unrealized appreciation (depreciation)	1,781,179	(1,971,649)
Net increase (decrease) in net assets resulting from operations	2,535,100	(855,200)
Distributions to shareholders from net investment income	(244,137)	(224,106)
Distributions to shareholders from net realized gain	(752,307)	(795,712)
Total distributions	(996,444)	(1,019,818)
Share transactions - net increase (decrease)	2,308,537	(2,808,946)
Total increase (decrease) in net assets	3,847,193	(4,683,964)
Net Assets
Beginning of period	15,510,704	20,194,668
End of period	$19,357,897	$15,510,704
Other Information
Undistributed net investment income end of period	$116,977	$107,361

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.63	$14.83	$14.93	$13.32	$10.65
Income from Investment Operations
Net investment income (loss)A	.21	.18	.16	.14	.17
Net realized and unrealized gain (loss)	1.95	(.65)	1.23	2.37	2.92
Total from investment operations	2.16	(.47)	1.39	2.51	3.09
Distributions from net investment income	(.21)	(.16)	(.15)	(.14)	(.16)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.77)	(.26)
Total distributions	(.87)	(.73)	(1.49)B	(.90)C	(.42)
Net asset value, end of period	$14.92	$13.63	$14.83	$14.93	$13.32
Total ReturnD	16.46%	(3.12)%	9.78%	19.66%	29.71%
Ratios to Average Net AssetsE
Expenses before reductions	1.43%	1.32%	1.25%	1.32%	1.30%
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.97%	.97%	.97%	.97%
Net investment income (loss)	1.45%	1.30%	1.08%	.97%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$15,006	$12,405	$17,235	$17,565	$15,774
Portfolio turnover rateF	27%	41%	36%	59%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class F

Years ended May 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$14.87	$14.96	$13.33	$11.91
Income from Investment Operations
Net investment income (loss)B	.22	.19	.17	.15	.08
Net realized and unrealized gain (loss)	1.96	(.64)	1.23	2.38	1.62
Total from investment operations	2.18	(.45)	1.40	2.53	1.70
Distributions from net investment income	(.21)	(.16)	(.15)	(.14)	(.10)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.77)	(.18)
Total distributions	(.87)	(.73)	(1.49)C	(.90)D	(.28)
Net asset value, end of period	$15.00	$13.69	$14.87	$14.96	$13.33
Total ReturnE,F	16.54%	(2.97)%	9.83%	19.81%	14.61%
Ratios to Average Net AssetsG
Expenses before reductions	1.29%	1.19%	1.11%	1.26%	.98%H
Expenses net of fee waivers, if any	.80%	.87%	.87%	.87%	.87%H
Expenses net of all reductions	.80%	.87%	.87%	.87%	.87%H
Net investment income (loss)	1.55%	1.40%	1.18%	1.07%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,103	$2,871	$2,717	$1,535	$287
Portfolio turnover rateI	27%	41%	36%	59%	30%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.63	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.20	.17	.16	.08
Net realized and unrealized gain (loss)	1.96	(.64)	1.23	1.38
Total from investment operations	2.16	(.47)	1.39	1.46
Distributions from net investment income	(.21)	(.16)	(.15)	(.08)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.87)	(.73)	(1.49)C	(.56)
Net asset value, end of period	$14.92	$13.63	$14.83	$14.93
Total ReturnD,E	16.46%	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.40%	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.90%	.97%	.97%	.97%G
Expenses net of all reductions	.90%	.97%	.97%	.97%G
Net investment income (loss)	1.45%	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$125	$118	$121	$111
Portfolio turnover rateH	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.14	.12	.06
Net realized and unrealized gain (loss)	1.95	(.65)	1.23	1.38
Total from investment operations	2.12	(.51)	1.35	1.44
Distributions from net investment income	(.18)	(.12)	(.11)	(.07)
Distributions from net realized gain	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.83)C	(.69)	(1.46)	(.55)
Net asset value, end of period	$14.90	$13.61	$14.81	$14.92
Total ReturnD,E	16.20%	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsF
Expenses before reductions	1.65%	1.53%	1.47%	1.63%G
Expenses net of fee waivers, if any	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	1.20%	1.05%	.83%	.72%G
Supplemental Data
Net assets, end of period (000 omitted)	$124	$117	$121	$111
Portfolio turnover rateH	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.83 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.656 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,284,897
Gross unrealized depreciation	(313,373)
Net unrealized appreciation (depreciation) on securities	$4,971,524
Tax Cost	$14,359,424

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$145,555
Undistributed long-term capital gain	$196,980
Net unrealized appreciation (depreciation) on securities and other investments	$4,971,524

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$253,504	$ 246,148
Long-term Capital Gains	742,940	773,670
Total	$996,444	$ 1,019,818

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $49,153 and a change in net unrealized appreciation (depreciation) of $(9,722) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,553,524 and $4,421,924, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc. and Robeco Investment Management, Inc. (d/b/a Boston Partners) have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$19,070.14
Class L	119.10
Class N	118.10
	$19,307

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $56 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations(a)	Expense Limitations(b)	Reimbursement
Value Multi-Manager	.90%	.90%	$72,588
Class F	.80%	.81%	16,470
Class L	.90%	.90%	607
Class N	1.15%	1.15%	605

 (a) Expense limitation effective June 1, 2016.

 (b) Expense limitation effective October 1, 2016.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2017	Year ended May 31, 2016
From net investment income
Value Multi-Manager	$194,063	$189,181
Class F	46,819	32,578
Class L	1,778	1,321
Class N	1,477	1,026
Total	$244,137	$224,106
From net realized gain
Value Multi-Manager	$598,867	$670,943
Class F	142,347	115,398
Class L	5,562	4,693
Class N	5,531	4,678
Total	$752,307	$795,712

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2017	Year ended May 31, 2016
Value Multi-Manager
Shares sold	265,404	110,604	$3,823,547	$1,479,116
Reinvestment of distributions	57,522	63,359	792,930	859,873
Shares redeemed	(227,430)	(426,124)	(3,210,201)	(5,537,796)
Net increase (decrease)	95,496	(252,161)	$1,406,276	$(3,198,807)
Class F
Shares sold	124,570	82,176	$1,790,750	$1,120,335
Reinvestment of distributions	13,639	10,876	189,166	147,976
Shares redeemed	(74,488)	(66,013)	(1,070,861)	(890,168)
Net increase (decrease)	63,721	27,039	$909,055	$378,143
Class L
Reinvestment of distributions	533	443	$7,340	6,014
Shares redeemed	(795)	–	(10,607)	–
Net increase (decrease)	(262)	443	$(3,267)	$6,014
Class N
Reinvestment of distributions	510	420	$7,008	5,704
Shares redeemed	(790)	–	(10,535)	–
Net increase (decrease)	(280)	420	$(3,527)	$5,704

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 48% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Value Multi-Manager	.90%
Actual		$1,000.00	$1,067.10	$4.64
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class F	.81%
Actual		$1,000.00	$1,067.50	$4.18
Hypothetical-C		$1,000.00	$1,020.89	$4.08
Class L	.90%
Actual		$1,000.00	$1,067.10	$4.64
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,065.70	$5.92
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund	07/10/17	07/07/17	$0.090	$0.175
Class F	07/10/17	07/07/17	$0.090	$0.175
Class L	07/10/17	07/07/17	$0.090	$0.175
Class N	07/10/17	07/07/17	$0.075	$0.175

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $449,982, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L, and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Value Multi-Manager Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement , the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser as a sub-adviser on other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by the New Sub-Adviser on behalf of the fund. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by the New Sub-Adviser in connection with the annual renewal of existing sub-advisory agreements on behalf of other Strategic Advisers funds and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 0.81% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total management fee and total net expenses as a result of approving the Sub-Advisory Agreement because Strategic Advisers does not expect to allocate any assets of the fund to the New Sub-Adviser at this time.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2d

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Value Multi-Manager Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	11,151,835.27	89.860
Against	662,878.77	5.341
Abstain	595,609.79	4.799
TOTAL	12,410,323.83	100.000

PROPOSAL 4c

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Value Multi-Manager Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	11,814,714.04	95.201
Against	0.00	0.000
Abstain	595,609.79	4.799
TOTAL	12,410,323.83	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMV-L-MMV-N-ANN-0717
1.9585615.103

Strategic Advisers® Core Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Fund	18.22%	14.85%	12.17%

 A From December 30, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Fund on December 30, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,446	Strategic Advisers® Core Fund
$25,048	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund rose 18.22%, outpacing the benchmark S&P 500®. Underlying managers focused on growth and emphasizing economically sensitive market sectors fueled the Fund’s relative performance, as growth-oriented stocks and strategies generally delivered the best results this period. Sub-adviser T. Rowe Price was the top relative contributor. T. Rowe Price’s benchmark-like, sector-neutral core strategy worked well, with broadly positive stock selection led by picks in consumer sectors and industrials. In November, we funded a new subadvisory mandate managed by FIAM®, and it was a leading contributor this period. FIAM’s Sector Managed strategy features sector-focused managers running individual subportfolios corresponding to the sectors within the S&P 500; these managers seek to add value through stock selection. This period, FIAM’s emphasis on growth stocks contributed to strong selection results in information technology, consumer discretionary and industrials. We had a few modest detractors, most notably, our dedicated value exposure via sub-advisers Brandywine Global Investment Management and LSV Asset Management. Both managers performed well versus their value benchmarks but lagged the S&P 500 as growth stocks within the index handily outpaced their value-oriented counterparts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan U.S. Large Cap Core Plus Fund Select Class(a)	8.7	10.8
Fidelity SAI U.S. Quality Index Fund	7.1	6.9
Apple, Inc.(b)	2.5	2.1
Microsoft Corp.	2.1	1.7
Alphabet, Inc. Class C	2.0	1.7
Amazon.com, Inc.	1.3	0.8
Citigroup, Inc.(b)	1.3	1.2
Facebook, Inc. Class A	1.3	1.0
JPMorgan Chase & Co.(b)	1.3	1.3
PIMCO StocksPLUS Absolute Return Fund Institutional Class	1.2	1.1
	28.8

 (a) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

 (b) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.7	15.7
Financials	12.0	13.2
Health Care	10.7	10.1
Consumer Discretionary	10.4	9.6
Industrials	8.8	8.5

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	79.7%
Large Blend Funds	11.0%
Large Growth Funds	7.3%
Sector Funds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

As of November 30, 2016
Common Stocks	77.4%
Large Blend Funds	13.3%
Large Growth Funds	7.3%
Sector Funds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 79.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
BorgWarner, Inc.	23,700	$1,007,487
Cooper Tire & Rubber Co.	39,800	1,432,800
Delphi Automotive PLC	253,769	22,324,059
Gentex Corp.	32,100	609,258
Lear Corp.	53,700	8,003,448
The Goodyear Tire & Rubber Co.	227,900	7,342,938
		40,719,990
Automobiles - 0.4%
Ferrari NV	3,420	296,582
Ford Motor Co.	1,761,159	19,584,088
General Motors Co.	595,200	20,195,136
Harley-Davidson, Inc.	197,411	10,464,757
Tesla, Inc. (a)(b)	102,360	34,905,784
Thor Industries, Inc.	8,455	765,431
		86,211,778
Distributors - 0.0%
LKQ Corp. (a)	196,600	6,190,934
Diversified Consumer Services - 0.0%
H&R Block, Inc.	12,290	326,177
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	48,250	3,458,078
		3,784,255
Hotels, Restaurants & Leisure - 2.0%
Brinker International, Inc.	61,900	2,428,337
Carnival Corp.	339,381	21,744,141
Darden Restaurants, Inc.	29,680	2,639,442
Domino's Pizza, Inc.	1,285	272,060
Hilton Grand Vacations, Inc. (a)	45,220	1,617,519
Hilton, Inc.	350,526	23,299,463
Hyatt Hotels Corp. Class A (a)	4,300	248,110
Jack in the Box, Inc.	15,300	1,630,674
Las Vegas Sands Corp.	83,300	4,925,529
Marriott International, Inc. Class A	228,520	24,600,178
McDonald's Corp.	1,273,676	192,184,972
MGM Mirage, Inc.	654,943	20,774,792
Norwegian Cruise Line Holdings Ltd. (a)	25,500	1,274,235
Park Hotels & Resorts, Inc.	35,857	922,959
Restaurant Brands International, Inc.	416,424	25,478,361
Royal Caribbean Cruises Ltd.	239,094	26,343,377
Starbucks Corp.	1,203,892	76,579,570
Vail Resorts, Inc.	10,200	2,181,780
Wyndham Worldwide Corp.	175,220	17,695,468
Yum! Brands, Inc.	302,700	21,988,128
		468,829,095
Household Durables - 0.4%
D.R. Horton, Inc.	10,900	356,321
Garmin Ltd.	21,200	1,103,248
Leggett & Platt, Inc.	13,600	707,472
Lennar Corp. Class A	775,737	39,803,065
Mohawk Industries, Inc. (a)	38,579	9,231,955
NVR, Inc. (a)	390	890,128
PulteGroup, Inc.	425,032	9,635,475
Sony Corp. sponsored ADR	64,600	2,365,652
Toll Brothers, Inc.	167,122	6,168,473
Whirlpool Corp.	80,420	14,921,127
		85,182,916
Internet & Direct Marketing Retail - 1.9%
Amazon.com, Inc. (a)	306,483	304,834,121
JD.com, Inc. sponsored ADR (a)	238,600	9,551,158
Liberty Interactive Corp. QVC Group Series A (a)	178,800	4,194,648
Netflix, Inc. (a)	146,600	23,906,062
Priceline Group, Inc. (a)	51,716	97,075,586
		439,561,575
Leisure Products - 0.1%
Brunswick Corp.	10,000	552,600
Hasbro, Inc.	39,400	4,147,244
Mattel, Inc.	271,200	6,213,192
		10,913,036
Media - 3.0%
CBS Corp. Class B	479,717	29,315,506
Charter Communications, Inc. Class A (a)	221,572	76,564,205
Cinemark Holdings, Inc.	13,000	514,410
Comcast Corp. Class A	4,931,560	205,596,736
Discovery Communications, Inc. Class A (a)	17,200	455,800
DISH Network Corp. Class A (a)	506,552	32,302,821
Gannett Co., Inc.	32,450	254,733
Interpublic Group of Companies, Inc.	328,500	8,189,505
News Corp. Class A	42,400	567,312
Omnicom Group, Inc.	25,900	2,168,348
Scripps Networks Interactive, Inc. Class A	9,000	595,980
Tegna, Inc.	64,900	1,540,726
The Madison Square Garden Co. (a)	309,631	60,504,994
The Walt Disney Co.	1,171,124	126,411,125
Time Warner, Inc.	1,162,339	115,641,107
Twenty-First Century Fox, Inc. Class A	1,265,911	34,331,506
Viacom, Inc. Class B (non-vtg.)	264,300	9,194,997
		704,149,811
Multiline Retail - 0.3%
Big Lots, Inc. (b)	13,500	659,205
Dillard's, Inc. Class A	19,700	1,014,156
Dollar General Corp.	328,986	24,144,283
Dollar Tree, Inc. (a)	152,220	11,827,494
Kohl's Corp.	92,500	3,554,775
Macy's, Inc.	107,700	2,530,950
Target Corp.	348,400	19,214,260
		62,945,123
Specialty Retail - 1.9%
Abercrombie & Fitch Co. Class A	31,800	419,442
American Eagle Outfitters, Inc.	164,700	1,894,050
AutoZone, Inc. (a)	34,425	20,858,796
Best Buy Co., Inc.	121,900	7,239,641
CarMax, Inc. (a)	20,700	1,300,581
Dick's Sporting Goods, Inc.	4,570	187,964
Foot Locker, Inc.	18,825	1,118,393
Gap, Inc.	108,400	2,439,000
Home Depot, Inc.	699,480	107,377,175
L Brands, Inc.	278,200	14,355,120
Lowe's Companies, Inc.	1,902,248	149,840,075
O'Reilly Automotive, Inc. (a)	201,484	48,775,247
Penske Automotive Group, Inc.	85,600	3,625,160
Ross Stores, Inc.	394,740	25,231,781
TJX Companies, Inc.	793,712	59,695,080
Williams-Sonoma, Inc.	9,700	472,002
Zumiez, Inc. (a)	21,100	300,675
		445,130,182
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	258,300	11,936,043
NIKE, Inc. Class B	700,937	37,142,652
PVH Corp.	8,700	921,765
VF Corp.	4,920	264,696
		50,265,156

TOTAL CONSUMER DISCRETIONARY		2,403,883,851

CONSUMER STAPLES - 6.9%
Beverages - 2.2%
Coca-Cola European Partners PLC	1,047,390	42,984,886
Constellation Brands, Inc. Class A (sub. vtg.)	422,803	77,267,248
Diageo PLC	189,709	5,702,397
Dr. Pepper Snapple Group, Inc.	147,500	13,689,475
Molson Coors Brewing Co. Class B	557,268	52,823,434
Monster Beverage Corp. (a)	314,500	15,901,120
PepsiCo, Inc.	1,906,595	222,823,758
The Coca-Cola Co.	1,435,036	65,251,087
		496,443,405
Food & Staples Retailing - 1.1%
Costco Wholesale Corp. (c)	156,900	28,309,467
CVS Health Corp.	644,247	49,497,497
Kroger Co.	1,982,089	59,026,610
Sysco Corp.	80,345	4,383,623
Wal-Mart Stores, Inc.	817,188	64,230,977
Walgreens Boots Alliance, Inc.	723,341	58,605,088
		264,053,262
Food Products - 1.4%
Archer Daniels Midland Co.	152,600	6,345,108
Bunge Ltd.	205,800	16,457,826
Campbell Soup Co.	530,803	30,600,793
Fresh Del Monte Produce, Inc.	48,300	2,447,844
Hormel Foods Corp.	67,577	2,272,615
Ingredion, Inc.	18,460	2,106,101
Mondelez International, Inc.	2,402,394	111,927,536
Pilgrim's Pride Corp.	174,900	4,069,923
Pinnacle Foods, Inc.	4,145	258,275
Sanderson Farms, Inc.	30,300	3,596,610
The Hershey Co.	469,691	54,141,282
The Kraft Heinz Co.	852,033	78,557,443
Tyson Foods, Inc. Class A	367,870	21,093,666
		333,875,022
Household Products - 0.6%
Colgate-Palmolive Co.	268,900	20,533,204
Procter & Gamble Co.	1,152,628	101,535,001
Spectrum Brands Holdings, Inc.	39,220	5,273,129
		127,341,334
Personal Products - 0.5%
Coty, Inc. Class A	932,340	17,658,520
Estee Lauder Companies, Inc. Class A	880,678	82,907,027
Herbalife Ltd. (a)	108,270	7,771,621
Unilever NV (NY Reg.)	80,500	4,570,790
		112,907,958
Tobacco - 1.1%
Altria Group, Inc.	1,920,419	144,876,409
Philip Morris International, Inc.	846,192	101,373,802
Reynolds American, Inc.	143,900	9,677,275
		255,927,486

TOTAL CONSUMER STAPLES		1,590,548,467

ENERGY - 4.3%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	362,000	19,964,300
Dril-Quip, Inc. (a)	18,000	892,800
Frank's International NV (b)	66,455	497,083
Halliburton Co.	147,600	6,670,044
Hess Midstream Partners LP	36,700	852,908
Nabors Industries Ltd.	21,800	191,840
National Oilwell Varco, Inc.	139,900	4,570,533
Newpark Resources, Inc. (a)	118,600	877,640
Oceaneering International, Inc.	91,700	2,235,646
Odfjell Drilling A/S (a)	95,800	230,166
RigNet, Inc. (a)	19,300	323,275
Rowan Companies PLC (a)	156,000	1,878,240
Schlumberger Ltd.	202,635	14,101,370
Shelf Drilling Ltd. (a)	128,800	1,006,095
TechnipFMC PLC (a)	152,700	4,420,665
Tesco Corp. (a)	16,400	76,260
TETRA Technologies, Inc. (a)	74,500	230,205
Total Energy Services, Inc.	6,200	64,256
Trinidad Drilling Ltd. (a)	162,800	237,418
Xtreme Drilling & Coil Services Corp. (a)	129,500	222,408
		59,543,152
Oil, Gas & Consumable Fuels - 4.0%
Alon U.S.A. Energy, Inc.	19,900	245,765
Anadarko Petroleum Corp.	658,641	33,281,130
Apache Corp.	339,500	15,875,020
BP PLC sponsored ADR (b)	199,200	7,201,080
Cabot Oil & Gas Corp.	61,400	1,362,466
Callon Petroleum Co. (a)	133,900	1,515,748
Cheniere Energy Partners LP Holdings LLC	28,300	759,855
Cheniere Energy, Inc. (a)	23,300	1,135,176
Chevron Corp.	1,380,247	142,827,960
Cimarex Energy Co.	23,000	2,473,880
Concho Resources, Inc. (a)	234,378	29,714,443
ConocoPhillips Co.	1,022,400	45,691,056
Continental Resources, Inc. (a)	228,000	8,572,800
Delek U.S. Holdings, Inc.	75,000	1,839,000
Devon Energy Corp.	46,100	1,566,478
Diamondback Energy, Inc. (a)	254,761	23,631,630
Encana Corp.	174,500	1,696,106
Energen Corp. (a)	10,800	616,032
Enterprise Products Partners LP	8,300	222,523
EOG Resources, Inc.	920,094	83,093,689
EQT Corp.	291,755	16,125,299
Extraction Oil & Gas, Inc.	69,683	992,286
Exxon Mobil Corp.	1,453,008	116,967,144
GasLog Partners LP	18,600	407,340
Gener8 Maritime, Inc. (a)	154,200	817,260
Golar LNG Ltd.	26,700	621,176
Hess Corp.	167,900	7,704,931
HollyFrontier Corp.	19,300	461,270
Imperial Oil Ltd.	372,800	10,547,741
Kinder Morgan, Inc.	1,187,000	22,268,120
Magellan Midstream Partners LP	180,821	13,125,796
Marathon Oil Corp.	84,800	1,104,096
Marathon Petroleum Corp.	390,800	20,337,232
Newfield Exploration Co. (a)	8,500	276,080
Noble Energy, Inc.	55,700	1,598,033
Noble Midstream Partners LP	19,300	887,607
Occidental Petroleum Corp.	1,127,184	66,424,953
Parsley Energy, Inc. Class A (a)	87,900	2,606,235
PBF Energy, Inc. Class A (b)	82,500	1,593,900
PDC Energy, Inc. (a)	35,800	1,777,828
Phillips 66 Co.	491,070	37,375,338
Pioneer Natural Resources Co.	281,066	46,898,673
Plains All American Pipeline LP	62,500	1,655,000
Range Resources Corp.	26,000	599,560
Reliance Industries Ltd. (a)	35,888	745,854
Resolute Energy Corp. (a)(b)	10,800	423,360
Rice Energy, Inc. (a)	50,100	1,002,000
Ring Energy, Inc. (a)	38,500	499,730
Royal Dutch Shell PLC Class B sponsored ADR	54,800	3,080,308
RSP Permian, Inc. (a)	72,500	2,580,275
Seven Generations Energy Ltd. (a)	56,000	1,004,464
Suncor Energy, Inc.	1,547,917	48,447,963
Targa Resources Corp.	11,700	537,381
Teekay LNG Partners LP	10,900	165,680
Tesoro Corp.	52,800	4,395,072
The Williams Companies, Inc.	1,049,454	30,014,384
Total SA sponsored ADR (b)	322,100	16,845,830
TransCanada Corp.	273,050	12,675,697
Valero Energy Corp.	434,900	26,733,303
Viper Energy Partners LP	30,000	510,600
World Fuel Services Corp.	1,100	38,874
WPX Energy, Inc. (a)	105,600	1,142,592
		927,338,102

TOTAL ENERGY		986,881,254

FINANCIALS - 12.0%
Banks - 6.1%
Bank of America Corp. (c)	12,201,087	273,426,360
BB&T Corp.	82,700	3,444,455
BOK Financial Corp.	7,300	587,869
CIT Group, Inc.	93,700	4,221,185
Citigroup, Inc. (c)	5,017,777	303,776,220
Citizens Financial Group, Inc.	482,200	16,443,020
Comerica, Inc.	17,500	1,199,800
Commerce Bancshares, Inc.	10,184	545,150
Cullen/Frost Bankers, Inc.	6,200	568,292
East West Bancorp, Inc.	15,600	853,788
Fifth Third Bancorp	1,302,400	30,918,976
First Republic Bank	198,402	18,272,824
Huntington Bancshares, Inc.	1,672,900	20,978,166
Investors Bancorp, Inc.	33,200	439,236
JPMorgan Chase & Co. (c)	3,572,406	293,473,153
KeyCorp	2,055,628	35,911,821
M&T Bank Corp.	17,200	2,691,284
PacWest Bancorp	13,300	620,711
PNC Financial Services Group, Inc.	457,174	54,266,554
Prosperity Bancshares, Inc.	7,700	482,328
Regions Financial Corp.	796,600	11,024,944
SunTrust Banks, Inc.	398,440	21,264,743
SVB Financial Group (a)	94,117	16,046,949
Synovus Financial Corp.	63,200	2,583,616
U.S. Bancorp	2,261,066	115,065,649
Wells Fargo & Co.	3,650,331	186,677,927
Zions Bancorporation	25,870	1,036,611
		1,416,821,631
Capital Markets - 2.5%
Ameriprise Financial, Inc.	273,760	33,067,470
Bank of New York Mellon Corp.	800,005	37,696,236
BlackRock, Inc. Class A	52,000	21,280,480
CBOE Holdings, Inc.	176,694	15,261,061
Charles Schwab Corp.	1,395,964	54,093,605
CME Group, Inc.	74,997	8,796,398
E*TRADE Financial Corp. (a)	417,000	14,432,370
Eaton Vance Corp. (non-vtg.)	11,500	535,555
Franklin Resources, Inc.	62,900	2,628,591
Goldman Sachs Group, Inc.	420,636	88,863,561
IntercontinentalExchange, Inc.	879,357	52,928,498
Invesco Ltd.	45,500	1,442,350
KKR & Co. LP	1,572,837	28,971,658
Legg Mason, Inc.	164,100	6,050,367
Morgan Stanley	2,271,325	94,805,106
Northern Trust Corp.	147,100	12,862,424
Raymond James Financial, Inc.	14,400	1,040,688
S&P Global, Inc.	117,291	16,750,328
State Street Corp. (c)	816,617	66,521,621
T. Rowe Price Group, Inc.	15,420	1,086,185
TD Ameritrade Holding Corp.	305,700	11,420,952
The NASDAQ OMX Group, Inc.	15,500	1,048,575
		571,584,079
Consumer Finance - 0.5%
Ally Financial, Inc.	51,600	956,664
American Express Co.	256,220	19,713,567
Capital One Financial Corp.	800,008	61,536,615
Credit Acceptance Corp. (a)	700	150,514
Discover Financial Services	292,474	17,168,224
Navient Corp.	103,300	1,490,619
Nelnet, Inc. Class A	32,500	1,277,575
OneMain Holdings, Inc. (a)	174,500	3,936,720
Santander Consumer U.S.A. Holdings, Inc. (a)	38,900	434,513
SLM Corp. (a)	30,100	312,739
Synchrony Financial	343,055	9,211,027
		116,188,777
Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc. Class B (a)	821,189	135,726,118
Bioverativ, Inc.	20,000	1,101,800
GDS Holdings Ltd. ADR	103,900	806,264
Leucadia National Corp.	40,200	980,478
NCS Multistage Holdings, Inc.	40,700	1,067,968
On Deck Capital, Inc. (a)	73,100	258,774
Valvoline, Inc.	344,693	7,710,782
Voya Financial, Inc.	217,181	7,423,247
		155,075,431
Insurance - 2.2%
AFLAC, Inc.	106,500	8,027,970
Alleghany Corp. (a)	1,700	998,478
Allstate Corp.	136,900	11,819,946
American Financial Group, Inc.	60,100	6,000,985
American International Group, Inc.	1,043,812	66,417,758
Arch Capital Group Ltd. (a)	12,500	1,215,625
Arthur J. Gallagher & Co.	188,590	10,698,711
Assurant, Inc.	50,500	4,947,990
Assured Guaranty Ltd.	13,800	539,028
Athene Holding Ltd.	485,180	23,909,670
Axis Capital Holdings Ltd.	48,900	3,206,862
Chubb Ltd.	406,086	58,147,454
Cincinnati Financial Corp.	16,200	1,135,296
CNA Financial Corp.	314,900	14,359,440
Everest Re Group Ltd.	32,100	8,174,265
FNF Group	172,700	7,358,747
Genworth Financial, Inc. Class A (a)	116,700	427,122
Hanover Insurance Group, Inc.	41,900	3,494,041
Hartford Financial Services Group, Inc.	156,800	7,744,352
Lincoln National Corp.	137,900	8,960,742
Loews Corp.	199,990	9,431,528
Markel Corp. (a)	1,600	1,563,600
Marsh & McLennan Companies, Inc.	585,575	45,417,197
MetLife, Inc.	810,290	40,992,571
Old Republic International Corp.	24,600	486,588
Principal Financial Group, Inc.	32,200	2,025,702
Progressive Corp.	1,068,654	45,342,989
Prudential Financial, Inc.	122,500	12,844,125
Reinsurance Group of America, Inc.	40,000	4,980,400
RenaissanceRe Holdings Ltd.	4,500	642,870
The Travelers Companies, Inc.	300,100	37,467,485
Torchmark Corp.	33,200	2,506,600
Unum Group	208,775	9,390,700
Validus Holdings Ltd.	8,200	437,880
W.R. Berkley Corp.	13,500	931,365
Willis Group Holdings PLC	159,971	23,456,548
XL Group Ltd.	579,290	25,309,180
		510,811,810
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	361,000	4,324,780
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	198,900	3,194,334

TOTAL FINANCIALS		2,778,000,842

HEALTH CARE - 10.7%
Biotechnology - 1.8%
AbbVie, Inc.	292,350	19,300,947
Ablynx NV (a)	115,000	1,446,875
AC Immune SA (b)	28,000	249,200
Acorda Therapeutics, Inc. (a)	70,000	966,000
Advanced Accelerator Applications SA sponsored ADR (a)	23,500	887,830
Advaxis, Inc. (a)	88,000	710,160
Alexion Pharmaceuticals, Inc. (a)	457,308	44,829,903
Alnylam Pharmaceuticals, Inc. (a)	27,600	1,806,696
Amgen, Inc.	531,904	82,572,777
Amicus Therapeutics, Inc. (a)	150,000	1,203,000
Ascendis Pharma A/S sponsored ADR (a)(b)	40,000	954,000
BeiGene Ltd. ADR (a)	36,000	1,323,000
Biogen, Inc. (a)	187,988	46,577,787
Biohaven Pharmaceutical Holding Co. Ltd.	68,751	1,733,213
BioMarin Pharmaceutical, Inc. (a)	110,270	9,664,063
bluebird bio, Inc. (a)	14,100	1,062,435
Blueprint Medicines Corp. (a)	30,000	1,076,400
Calithera Biosciences, Inc. (a)	60,000	933,000
Celgene Corp. (a)	359,337	41,111,746
Cellectis SA sponsored ADR (a)	32,200	766,682
China Biologic Products, Inc. (a)	11,000	1,251,800
CytomX Therapeutics, Inc. (a)	31,200	439,608
Five Prime Therapeutics, Inc. (a)	14,900	420,925
Gilead Sciences, Inc.	232,958	15,116,645
Heron Therapeutics, Inc. (a)	28,300	379,220
Incyte Corp. (a)	125,600	16,243,848
Insmed, Inc. (a)	120,000	1,850,400
Intercept Pharmaceuticals, Inc. (a)	28,800	3,222,720
Loxo Oncology, Inc. (a)	19,200	876,480
Momenta Pharmaceuticals, Inc. (a)	71,800	1,041,100
Neurocrine Biosciences, Inc. (a)	38,000	1,651,860
Prothena Corp. PLC (a)	23,000	1,173,230
Puma Biotechnology, Inc. (a)(b)	28,000	2,142,000
Regeneron Pharmaceuticals, Inc. (a)	37,800	17,352,468
Shire PLC sponsored ADR	123,201	21,279,277
Spark Therapeutics, Inc. (a)	22,700	1,156,111
TESARO, Inc. (a)	26,000	3,882,060
United Therapeutics Corp. (a)	24,100	2,913,449
Vertex Pharmaceuticals, Inc. (a)	537,014	66,374,930
Xencor, Inc. (a)	50,000	1,025,000
		418,968,845
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	428,629	19,571,200
Atricure, Inc. (a)	75,000	1,566,750
Becton, Dickinson & Co.	306,788	58,053,493
Boston Scientific Corp. (a)	2,267,447	61,289,092
Danaher Corp.	1,287,526	109,362,458
Dentsply Sirona, Inc.	151,100	9,597,872
DexCom, Inc. (a)	55,000	3,676,200
Edwards Lifesciences Corp. (a)	4,235	487,321
Genmark Diagnostics, Inc. (a)	140,490	1,817,941
Hologic, Inc. (a)	119,400	5,171,214
Insulet Corp. (a)	69,800	2,929,506
Integra LifeSciences Holdings Corp. (a)	44,000	2,215,400
Intuitive Surgical, Inc. (a)	67,600	61,832,368
Medtronic PLC	497,656	41,942,448
NxStage Medical, Inc. (a)	60,000	1,299,600
Penumbra, Inc. (a)	38,000	3,148,300
Stryker Corp.	286,090	40,899,426
The Cooper Companies, Inc.	6,860	1,500,625
The Spectranetics Corp. (a)	66,000	1,782,000
Wright Medical Group NV (a)	120,000	3,206,400
Zimmer Biomet Holdings, Inc.	164,719	19,636,152
		450,985,766
Health Care Providers & Services - 2.3%
Aetna, Inc.	785,409	113,774,348
American Renal Associates Holdings, Inc. (a)	47,100	763,020
Anthem, Inc.	227,200	41,429,920
Cardinal Health, Inc.	89,300	6,634,097
Centene Corp. (a)	163,100	11,845,953
Cigna Corp.	270,000	43,532,100
DaVita HealthCare Partners, Inc. (a)	9,220	610,917
EBOS Group Ltd.	145,199	1,794,114
Envision Healthcare Corp. (a)	126,300	6,897,243
Express Scripts Holding Co. (a)	260,571	15,569,117
HCA Holdings, Inc. (a)	251,100	20,567,601
Humana, Inc.	188,965	43,889,011
Laboratory Corp. of America Holdings (a)	6,520	906,280
LifePoint Hospitals, Inc. (a)	20,800	1,264,640
McKesson Corp.	94,474	15,407,765
Premier, Inc. (a)	50,000	1,726,000
Quest Diagnostics, Inc.	47,300	5,144,821
Teladoc, Inc. (a)	128,000	3,916,800
United Drug PLC (United Kingdom)	140,000	1,472,827
UnitedHealth Group, Inc.	1,090,304	190,999,455
Universal Health Services, Inc. Class B	74,600	8,479,036
		536,625,065
Health Care Technology - 0.1%
athenahealth, Inc. (a)	49,200	6,591,816
Castlight Health, Inc. Class B (a)	600,000	2,100,000
Cerner Corp. (a)	101,580	6,638,253
Evolent Health, Inc. (a)	75,000	1,721,250
HealthStream, Inc. (a)	60,000	1,672,200
Medidata Solutions, Inc. (a)	20,000	1,423,600
		20,147,119
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	720,436	43,471,108
Thermo Fisher Scientific, Inc.	150,469	25,999,539
		69,470,647
Pharmaceuticals - 4.2%
Allergan PLC	433,934	97,092,733
AstraZeneca PLC sponsored ADR	122,100	4,199,019
Bayer AG	11,800	1,567,898
Bristol-Myers Squibb Co.	838,036	45,212,042
Catalent, Inc. (a)	70,000	2,487,100
Dechra Pharmaceuticals PLC	100,000	2,504,747
Eisai Co. Ltd.	35,000	1,844,334
Eli Lilly & Co.	912,852	72,635,634
GlaxoSmithKline PLC	280,000	6,128,969
GlaxoSmithKline PLC sponsored ADR	756,000	33,437,880
Jazz Pharmaceuticals PLC (a)	31,000	4,512,360
Johnson & Johnson	2,022,430	259,376,648
Mallinckrodt PLC (a)	802,600	34,616,138
Merck & Co., Inc.	1,957,024	127,421,833
Mylan N.V. (a)	225,836	8,803,087
Novartis AG sponsored ADR	40,471	3,309,314
Pfizer, Inc.	3,809,959	124,395,161
Sanofi SA	62,359	6,176,893
Teva Pharmaceutical Industries Ltd. sponsored ADR	393,403	10,960,208
The Medicines Company (a)	27,000	1,073,790
TherapeuticsMD, Inc. (a)	280,000	1,162,000
Theravance Biopharma, Inc. (a)	70,000	2,555,000
Valeant Pharmaceuticals International, Inc. (Canada) (a)(b)	130,340	1,570,597
Zoetis, Inc. Class A	2,004,302	124,827,929
		977,871,314

TOTAL HEALTH CARE		2,474,068,756

INDUSTRIALS - 8.8%
Aerospace & Defense - 2.2%
Arconic, Inc.	290,380	7,976,739
General Dynamics Corp.	127,894	25,994,456
Hexcel Corp.	10,200	524,586
Huntington Ingalls Industries, Inc.	5,100	998,631
L3 Technologies, Inc.	71,807	12,105,942
Lockheed Martin Corp.	152,233	42,797,263
Moog, Inc. Class A (a)	41,400	2,899,656
Northrop Grumman Corp.	770,560	199,744,563
Orbital ATK, Inc.	4,800	487,968
Raytheon Co.	17,100	2,804,571
Rockwell Collins, Inc.	121,000	13,195,050
Spirit AeroSystems Holdings, Inc. Class A	54,500	2,969,705
Textron, Inc.	369,400	17,657,320
The Boeing Co. (c)	600,488	112,669,563
Triumph Group, Inc.	61,300	1,998,380
United Technologies Corp.	555,084	67,320,588
		512,144,981
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	25,287	1,694,482
FedEx Corp.	313,600	60,788,224
United Parcel Service, Inc. Class B	233,408	24,734,246
		87,216,952
Airlines - 0.7%
Alaska Air Group, Inc.	165,800	14,432,890
American Airlines Group, Inc.	484,510	23,455,129
Azul SA sponsored ADR	142,300	3,139,138
Delta Air Lines, Inc.	1,531,402	75,237,780
Southwest Airlines Co.	67,200	4,038,048
United Continental Holdings, Inc. (a)	623,136	49,645,245
		169,948,230
Building Products - 0.4%
Allegion PLC	316,910	24,918,633
Fortune Brands Home & Security, Inc.	338,400	21,353,040
Johnson Controls International PLC	565,751	23,625,762
Masco Corp.	372,257	13,866,573
Owens Corning	19,500	1,216,800
USG Corp. (a)	15,800	449,352
		85,430,160
Commercial Services & Supplies - 0.2%
Deluxe Corp.	53,900	3,673,824
Herman Miller, Inc.	82,600	2,606,030
LSC Communications, Inc.	14,212	302,289
R.R. Donnelley & Sons Co.	37,900	451,768
Republic Services, Inc.	27,741	1,764,605
Stericycle, Inc. (a)	148,800	12,167,376
Waste Connection, Inc.:
(Canada)	85,400	8,124,964
(United States)	166,289	15,822,398
		44,913,254
Construction & Engineering - 0.0%
C&J Energy Services, Inc. (a)	8,100	273,456
Jacobs Engineering Group, Inc.	13,500	707,670
Quanta Services, Inc. (a)	17,300	530,418
Tutor Perini Corp. (a)	51,700	1,341,615
		2,853,159
Electrical Equipment - 0.5%
Acuity Brands, Inc.	41,700	6,793,347
Eaton Corp. PLC	50,000	3,869,000
Emerson Electric Co.	65,725	3,885,662
Fortive Corp.	1,388,262	86,696,962
Hubbell, Inc. Class B	5,300	614,323
Sensata Technologies Holding BV (a)	150,500	6,084,715
		107,944,009
Industrial Conglomerates - 1.8%
Carlisle Companies, Inc.	6,600	668,778
General Electric Co.	4,662,457	127,658,073
Honeywell International, Inc.	1,948,508	259,132,079
Roper Technologies, Inc.	147,200	33,443,840
		420,902,770
Machinery - 1.0%
AGCO Corp.	41,400	2,650,842
Cummins, Inc.	50,700	7,995,390
Deere & Co.	2,130	260,840
Flowserve Corp.	488,100	23,672,850
IDEX Corp.	96,100	10,423,967
Illinois Tool Works, Inc.	140,300	19,813,166
Ingersoll-Rand PLC	630,158	56,462,157
Meritor, Inc. (a)	178,700	2,782,359
Minebea Mitsumi, Inc.	402,400	6,565,569
Oshkosh Corp.	2,405	151,804
PACCAR, Inc.	564,048	35,512,462
Parker Hannifin Corp.	1,110	174,792
Pentair PLC	173,100	11,462,682
ProPetro Holding Corp.	22,100	292,825
Snap-On, Inc. (b)	6,500	1,050,790
Stanley Black & Decker, Inc.	320,256	44,080,036
Timken Co.	56,000	2,584,400
Trinity Industries, Inc.	129,100	3,294,632
WABCO Holdings, Inc. (a)	89,100	10,854,162
Wabtec Corp.	72,228	5,904,639
		245,990,364
Professional Services - 0.1%
Equifax, Inc.	44,756	6,122,621
Manpower, Inc.	7,500	764,025
Nielsen Holdings PLC	179,306	6,899,695
Robert Half International, Inc.	14,200	660,158
WageWorks, Inc. (a)	20,000	1,415,000
		15,861,499
Road & Rail - 1.5%
AMERCO	2,200	812,350
Canadian National Railway Co.	99,390	7,705,604
Canadian Pacific Railway Ltd.	141,324	22,359,082
CSX Corp. (c)	1,604,785	86,931,203
Norfolk Southern Corp.	1,271,129	157,658,130
Ryder System, Inc.	52,100	3,460,482
Union Pacific Corp.	569,943	62,864,713
		341,791,564
Trading Companies & Distributors - 0.0%
Aircastle Ltd.	98,900	2,158,987
HD Supply Holdings, Inc. (a)	211,390	8,529,587
United Rentals, Inc. (a)	9,400	1,022,062
		11,710,636

TOTAL INDUSTRIALS		2,046,707,578

INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 1.0%
Cisco Systems, Inc.	6,205,382	195,655,694
Harris Corp.	186,700	20,940,272
Juniper Networks, Inc.	172,800	5,068,224
Motorola Solutions, Inc.	18,300	1,529,331
		223,193,521
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A	1,010,798	75,405,531
Arrow Electronics, Inc. (a)	52,600	3,976,034
Avnet, Inc.	20,200	740,936
CDW Corp.	17,700	1,065,186
Chroma ATE, Inc.	1,232,600	3,856,156
Cognex Corp.	23,050	2,109,306
Corning, Inc.	402,600	11,715,660
Dell Technologies, Inc. (a)	76,909	5,336,716
Flextronics International Ltd. (a)	244,200	4,214,892
Hexagon AB (B Shares)	61,500	2,693,818
Jabil Circuit, Inc.	153,800	4,601,696
Keysight Technologies, Inc. (a)	163,800	6,329,232
Largan Precision Co. Ltd.	16,800	2,647,425
TE Connectivity Ltd.	812,532	64,068,148
Tech Data Corp. (a)	39,700	3,849,709
Topcon Corp.	239,600	4,376,621
Trimble, Inc. (a)	269,700	9,719,988
Vishay Intertechnology, Inc.	143,700	2,349,495
		209,056,549
Internet Software & Services - 4.5%
58.com, Inc. ADR (a)	127,000	5,461,000
Akamai Technologies, Inc. (a)	80,400	3,790,860
Alphabet, Inc.:
Class A (a)	143,135	141,287,127
Class C (a)	473,430	456,793,670
Benefitfocus, Inc. (a)	90,000	2,862,000
CoStar Group, Inc. (a)	23,500	6,146,895
DeNA Co. Ltd.	73,500	1,625,296
eBay, Inc. (a)	2,060,238	70,666,163
Envestnet, Inc. (a)	100	3,585
Facebook, Inc. Class A(a)	1,940,029	293,836,792
LogMeIn, Inc.	51,800	5,749,800
NetEase, Inc. ADR	21,500	6,122,770
New Relic, Inc. (a)	38,600	1,685,662
Shopify, Inc. Class A (a)	9,900	909,414
SMS Co., Ltd.	135,300	3,738,312
Tencent Holdings Ltd.	46,600	1,601,519
Velti PLC (a)(d)	147,198	368
VeriSign, Inc. (a)(b)	120,422	10,857,248
Yahoo!, Inc. (a)	475,800	23,942,256
		1,037,080,737
IT Services - 2.4%
Accenture PLC Class A	431,938	53,763,323
Amdocs Ltd.	170,134	11,021,281
Cognizant Technology Solutions Corp. Class A	1,148,116	76,820,442
DXC Technology Co.	22,532	1,746,681
Fidelity National Information Services, Inc.	255,800	21,965,546
Fiserv, Inc. (a)	34,895	4,371,646
FleetCor Technologies, Inc. (a)	37,700	5,439,733
Global Payments, Inc.	32,555	2,982,364
IBM Corp.	335,545	51,214,233
MasterCard, Inc. Class A	534,880	65,726,054
PayPal Holdings, Inc. (a)	1,357,560	70,878,208
Paysafe Group PLC (a)	456,400	2,943,183
The Western Union Co.	205,600	3,910,512
Vantiv, Inc. (a)	80,887	5,073,233
Visa, Inc. Class A	1,767,416	168,311,026
WEX, Inc. (a)	94,470	9,651,055
		555,818,520
Semiconductors & Semiconductor Equipment - 3.4%
ams AG	95,600	6,252,914
Analog Devices, Inc.	1,163,890	99,815,206
Applied Materials, Inc.	660,860	30,320,257
ASML Holding NV	81,100	10,704,389
Broadcom Ltd.	598,113	143,236,101
ChipMOS TECHNOLOGIES, Inc. sponsored ADR	54,500	1,100,355
Cirrus Logic, Inc. (a)	51,700	3,409,615
GlobalWafers Co. Ltd.	730,000	5,897,155
GlobalWafers Co. Ltd. unit (a)	361,100	2,918,049
Himax Technologies, Inc. sponsored ADR (b)	395,500	2,713,130
Intel Corp.	1,909,252	68,943,090
KLA-Tencor Corp.	412,774	42,928,496
Lam Research Corp.	119,100	18,480,747
Marvell Technology Group Ltd.	1,163,100	20,051,844
Maxim Integrated Products, Inc.	71,620	3,423,436
Mellanox Technologies Ltd. (a)	103,700	4,925,750
Microchip Technology, Inc.	585,471	48,769,734
Micron Technology, Inc. (a)	1,003,924	30,890,741
Microsemi Corp. (a)	400	19,644
Monolithic Power Systems, Inc.	28,000	2,749,600
NVIDIA Corp.	117,998	17,033,011
NXP Semiconductors NV (a)	136,878	15,042,892
Qorvo, Inc. (a)	14,200	1,106,890
Qualcomm, Inc.	1,616,309	92,566,016
Rubicon Technology, Inc. (a)	13,440	134,400
Semtech Corp. (a)	54,100	2,066,620
Silicon Laboratories, Inc. (a)	9,200	688,160
Siltronic AG (a)	89,500	8,020,062
Skyworks Solutions, Inc.	20,000	2,128,600
Sumco Corp.	539,800	8,924,368
Texas Instruments, Inc.	769,389	63,466,899
Xilinx, Inc.	480,025	32,022,468
		790,750,639
Software - 3.7%
Activision Blizzard, Inc.	467,888	27,408,879
Adobe Systems, Inc. (a)	389,970	55,321,144
Autodesk, Inc. (a)	191,600	21,415,132
CA Technologies, Inc.	42,800	1,359,756
Electronic Arts, Inc. (a)	367,625	41,662,941
Intuit, Inc.	157,965	22,216,198
Microsoft Corp.	6,813,591	475,861,195
Nintendo Co. Ltd.	18,000	5,456,997
Nintendo Co. Ltd. ADR	91,600	3,465,228
Oracle Corp.	1,620,586	73,558,399
Paycom Software, Inc. (a)	150	9,816
Paylocity Holding Corp. (a)	25,600	1,199,360
Red Hat, Inc. (a)	535,255	47,942,790
Salesforce.com, Inc. (a)	349,923	31,367,098
Snap, Inc. Class A (a)(b)	709,938	15,057,785
Synopsys, Inc. (a)	5,000	374,350
Tableau Software, Inc. (a)	47,300	2,933,073
Take-Two Interactive Software, Inc. (a)	292,006	22,408,540
Workday, Inc. Class A (a)	91,583	9,156,468
Zendesk, Inc. (a)	87,300	2,268,054
		860,443,203
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc. (c)	3,822,687	583,953,666
Hewlett Packard Enterprise Co.	262,300	4,933,863
HP, Inc.	474,300	8,897,868
NCR Corp. (a)	118,400	4,561,952
NetApp, Inc.	63,635	2,576,581
Seagate Technology LLC	117,100	5,102,047
Western Digital Corp.	357,077	32,158,355
Xerox Corp.	530,200	3,748,514
		645,932,846

TOTAL INFORMATION TECHNOLOGY		4,322,276,015

MATERIALS - 2.8%
Chemicals - 2.1%
Agrium, Inc.	24,800	2,291,547
Air Products & Chemicals, Inc.	372,161	53,613,514
Albemarle Corp. U.S.	36,200	4,112,320
Ashland Global Holdings, Inc.	6,200	412,548
Cabot Corp.	50,500	2,637,615
Celanese Corp. Class A	61,100	5,288,205
CF Industries Holdings, Inc.	525,100	14,125,190
E.I. du Pont de Nemours & Co.	1,014,737	80,083,044
Eastman Chemical Co.	330,937	26,511,363
Ecolab, Inc.	72,600	9,644,184
Huntsman Corp.	208,700	4,987,930
LyondellBasell Industries NV Class A	386,300	31,104,876
Monsanto Co.	447,547	52,550,969
Potash Corp. of Saskatchewan, Inc.	2,566,985	42,395,111
PPG Industries, Inc.	187,804	19,974,833
Praxair, Inc.	676,898	89,546,836
RPM International, Inc.	204,200	11,073,766
Sherwin-Williams Co.	31,400	10,417,578
Stepan Co.	40,900	3,460,958
The Dow Chemical Co.	171,100	10,601,356
The Mosaic Co.	285,160	6,453,171
Westlake Chemical Corp.	14,400	885,024
		482,171,938
Construction Materials - 0.2%
Eagle Materials, Inc.	73,600	6,940,480
Martin Marietta Materials, Inc.	40,200	9,008,820
Vulcan Materials Co.	238,475	29,725,909
		45,675,209
Containers & Packaging - 0.5%
Avery Dennison Corp.	9,700	817,322
Ball Corp.	706,500	28,895,850
Berry Global Group, Inc. (a)	520,438	30,180,200
Crown Holdings, Inc. (a)	218,973	12,643,501
Graphic Packaging Holding Co.	31,300	422,863
International Paper Co.	146,100	7,725,768
Owens-Illinois, Inc. (a)	8,100	182,817
Packaging Corp. of America	194,800	19,900,768
Sonoco Products Co.	11,100	562,881
WestRock Co.	236,309	12,859,936
		114,191,906
Metals & Mining - 0.0%
Compass Minerals International, Inc. (b)	105,100	6,742,165
Nucor Corp.	116,700	6,780,270
Reliance Steel & Aluminum Co.	7,200	525,240
Steel Dynamics, Inc.	36,505	1,240,805
		15,288,480
Paper & Forest Products - 0.0%
Domtar Corp.	58,900	2,142,782
Schweitzer-Mauduit International, Inc.	75,400	2,810,912
		4,953,694

TOTAL MATERIALS		662,281,227

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Altisource Residential Corp. Class B	305,300	4,194,822
American Tower Corp.	368,890	48,394,679
AvalonBay Communities, Inc.	124,380	23,786,431
Boston Properties, Inc.	42,100	5,107,572
Colony NorthStar, Inc.	235,142	3,322,556
Communications Sales & Leasing, Inc.	41,500	1,037,915
CoreSite Realty Corp.	15,800	1,663,424
Corporate Office Properties Trust (SBI)	43,100	1,453,763
Corrections Corp. of America	67,000	1,926,250
Crown Castle International Corp.	947,836	96,347,529
Equinix, Inc.	47,000	20,727,470
Equity Residential (SBI)	248,800	16,194,392
Extra Space Storage, Inc.	30,900	2,393,823
Gaming & Leisure Properties	18,700	686,477
General Growth Properties, Inc.	400,000	8,912,000
Healthcare Trust of America, Inc.	50,000	1,534,500
Hospitality Properties Trust (SBI)	149,200	4,314,864
Mack-Cali Realty Corp.	141,800	3,773,298
Medical Properties Trust, Inc.	110,600	1,432,270
Mid-America Apartment Communities, Inc.	47,600	4,852,344
Omega Healthcare Investors, Inc.	24,800	776,736
Outfront Media, Inc.	122,800	2,805,980
Piedmont Office Realty Trust, Inc. Class A	128,500	2,722,915
Prologis, Inc.	128,600	7,142,444
Public Storage	43,554	9,379,354
Regency Centers Corp.	239,400	14,569,884
SBA Communications Corp. Class A (a)	17,000	2,349,060
SL Green Realty Corp.	95,337	9,631,897
Store Capital Corp.	260,100	5,300,838
Sun Communities, Inc.	25,800	2,222,412
The GEO Group, Inc.	21,000	628,740
Ventas, Inc.	55,760	3,707,482
VEREIT, Inc.	1,665,000	13,769,550
Vornado Realty Trust	233,689	21,546,126
Weyerhaeuser Co.	175,821	5,795,060
		354,404,857
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	69,400	2,420,672
Jones Lang LaSalle, Inc.	5,000	577,350
		2,998,022

TOTAL REAL ESTATE		357,402,879

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	1,399,352	53,917,033
Level 3 Communications, Inc. (a)	97,200	5,785,344
Verizon Communications, Inc.	1,831,965	85,442,848
Zayo Group Holdings, Inc. (a)	76,800	2,469,888
		147,615,113
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	921,689	62,140,272
Telephone & Data Systems, Inc.	49,700	1,417,941
		63,558,213

TOTAL TELECOMMUNICATION SERVICES		211,173,326

UTILITIES - 2.7%
Electric Utilities - 2.2%
American Electric Power Co., Inc.	54,900	3,940,722
Duke Energy Corp.	65,600	5,620,608
Edison International	448,223	36,561,550
Entergy Corp.	114,000	9,012,840
Eversource Energy	122,800	7,622,196
Exelon Corp.	1,133,200	41,146,492
FirstEnergy Corp.	292,400	8,549,776
Fortis, Inc.	811,583	26,684,849
Fortis, Inc.	577,341	19,006,073
Great Plains Energy, Inc.	93,300	2,680,509
NextEra Energy, Inc.	1,278,387	180,815,057
OGE Energy Corp.	57,300	2,041,599
PG&E Corp.	976,350	66,762,813
Pinnacle West Capital Corp.	12,500	1,104,375
PNM Resources, Inc.	17,400	669,900
PPL Corp.	1,389,039	55,436,546
Southern Co.	497,100	25,158,231
Xcel Energy, Inc.	394,071	18,879,942
		511,694,078
Gas Utilities - 0.0%
Atmos Energy Corp.	65,405	5,448,891
Indraprastha Gas Ltd.	30,805	513,027
National Fuel Gas Co.	6,350	360,426
South Jersey Industries, Inc.	23,200	844,712
		7,167,056
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp. (a)	19,800	254,430
Dynegy, Inc. (a)	56,200	464,774
NextEra Energy Partners LP	49,700	1,716,638
NRG Energy, Inc.	506,800	8,139,208
NRG Yield, Inc. Class C	47,900	847,830
Pattern Energy Group, Inc.	47,000	1,060,320
The AES Corp.	286,800	3,349,824
		15,833,024
Multi-Utilities - 0.4%
Ameren Corp.	27,100	1,537,925
Avangrid, Inc.	96,700	4,393,081
Black Hills Corp.	18,000	1,251,720
CenterPoint Energy, Inc.	74,200	2,122,862
CMS Energy Corp.	227,751	10,797,675
Dominion Resources, Inc.	76,500	6,178,905
DTE Energy Co.	173,931	19,048,923
National Grid PLC	585,401	8,217,662
NiSource, Inc.	266,030	6,935,402
Public Service Enterprise Group, Inc.	288,500	12,956,535
SCANA Corp.	39,900	2,721,180
Sempra Energy	95,500	11,124,795
		87,286,665

TOTAL UTILITIES		621,980,823

TOTAL COMMON STOCKS
(Cost $13,682,900,024)		18,455,205,018

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(d)	32,084	1,066,151
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A 6.125%	37,600	1,998,816
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,348,003)		3,064,967

Equity Funds - 18.7%
Large Blend Funds - 11.0%
BBH Core Select Fund Class N	7,018,829	156,239,127
Fidelity SAI U.S. Large Cap Index Fund (e)	7,788,195	100,857,121
JPMorgan U.S. Large Cap Core Plus Fund Select Class (f)	65,540,283	2,006,188,060
PIMCO StocksPLUS Absolute Return Fund Institutional Class	24,735,530	276,790,577

TOTAL LARGE BLEND FUNDS		2,540,074,885

Large Growth Funds - 7.3%
Fidelity Growth Company Fund (e)	282,263	45,577,002
Fidelity SAI U.S. Quality Index Fund (e)	133,658,054	1,630,628,264

TOTAL LARGE GROWTH FUNDS		1,676,205,266

Sector Funds - 0.4%
iShares NASDAQ Biotechnology Index ETF	352,758	100,800,599
TOTAL EQUITY FUNDS
(Cost $3,135,995,682)		4,317,080,750

U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.57% to 0.94% 6/15/17 to 10/19/17 (g)
(Cost $7,148,764)	$7,160,000	7,147,745

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.86% (h)	41,155,453	41,163,685
Fidelity Securities Lending Cash Central Fund 0.87% (h)(i)	62,318,950	62,325,182
Invesco Government & Agency Portfolio Institutional Class 0.71%(j)	312,375,712	312,375,712
TOTAL MONEY MARKET FUNDS
(Cost $415,863,351)		415,864,579
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $17,245,255,824)		23,198,363,059
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(40,455,392)
NET ASSETS - 100%		$23,157,907,667

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Apple, Inc.	7/21/17 - $155.00	277	$29,446	$(83,793)
Apple, Inc.	8/18/17 - $165.00	230	47,379	(38,755)
Bank of America Corp.	8/18/17 - $26.00	3,123	53,090	(32,792)
Citigroup, Inc.	8/18/17 - $65.00	1,561	215,913	(113,952)
Costco Wholesale Corp.	10/20/17 - $178.00	92	42,043	(73,370)
CSX Corp.	7/21/17 - $52.50	503	77,460	(158,445)
JPMorgan Chase & Co.	8/18/17 - $90.00	880	83,616	(36,080)
State Street Corp.	8/18/17 - $85.00	642	88,048	(95,979)
The Boeing Co.	7/21/17 - $185.00	183	90,034	(120,780)
TOTAL WRITTEN OPTIONS			$727,029	$(753,946)

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,168 CME E-mini S&P 500 Index Contracts (United States)	June 2017	140,808,240	$2,525,873

The face value of futures purchased as a percentage of Net Assets is 0.6%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $44,471,137.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,066,519 or 0.0% of net assets.

 (e) Affiliated Fund

 (f) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,797,593.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

 (j) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/12/15	$1,468,003
Velti PLC	4/19/13	$220,797

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$264,117
Fidelity Securities Lending Cash Central Fund	80,882
Total	$344,999

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity 500 Index Fund Investor Class	$202,221,799	$385,510,717	$598,984,958	$1,652,058	$--
Fidelity Advisor Materials Fund Class I	69,252,217	--	68,786,357(a)	--	--
Fidelity Advisor Technology Fund Class I	503,960,572	--	542,099,158(a)	--	--
Fidelity Consumer Discretionary Portfolio	305,992,425	--	303,739,154(a)	--	--
Fidelity Consumer Staples Portfolio	250,289,916	--	246,430,812(a)	--	--
Fidelity Energy Portfolio	193,820,365	--	199,280,439(a)	--	--
Fidelity Financial Services Portfolio	387,207,382	--	392,934,958(a)	--	--
Fidelity Growth Company Fund	75,978,346	4,666,882	50,000,000	53,176	45,577,002
Fidelity Health Care Portfolio	335,265,266	10,000,000	321,145,553(a)	--	--
Fidelity Industrials Portfolio	248,243,047	--	244,942,603(a)	--	--
Fidelity SAI U.S. Large Cap Index Fund	--	1,373,382,111	1,289,479,490	2,133,740	100,857,121
Fidelity SAI U.S. Quality Index Fund	1,069,207,940	502,772,417	189,500,000	20,265,068	1,630,628,264
Fidelity Telecomm- unications Portfolio	63,255,428	--	62,542,854(a)	--	--
Fidelity Utilities Portfolio	78,030,558	--	77,277,922(a)	--	--
Total	$3,782,725,261	$2,276,332,127	$4,587,144,258	$24,104,042	$1,777,062,387

 (a) Includes the value of shares redeemed through in-kind transactions (see the Redemptions In-Kind note for additional details).

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,404,950,002	$2,403,883,851	$--	$1,066,151
Consumer Staples	1,590,548,467	1,584,846,070	5,702,397	--
Energy	986,881,254	986,881,254	--	--
Financials	2,778,000,842	2,778,000,842	--	--
Health Care	2,476,067,572	2,460,194,996	15,872,576	--
Industrials	2,046,707,578	2,046,707,578	--	--
Information Technology	4,322,276,015	4,315,217,499	7,058,516	--
Materials	662,281,227	662,281,227	--	--
Real Estate	357,402,879	357,402,879	--	--
Telecommunication Services	211,173,326	211,173,326	--	--
Utilities	621,980,823	621,980,823	--	--
Equity Funds	4,317,080,750	4,317,080,750	--	--
Other Short-Term Investments	7,147,745	--	7,147,745	--
Money Market Funds	415,864,579	415,864,579	--	--
Total Investments in Securities:	$23,198,363,059	$23,161,515,674	$35,781,234	$1,066,151
Derivative Instruments:
Assets
Futures Contracts	$2,525,873	$2,525,873	$--	$--
Total Assets	$2,525,873	$2,525,873	$--	$--
Liabilities
Written Options	$(753,946)	$(753,946)	$--	$--
Total Liabilities	$(753,946)	$(753,946)	$--	$--
Total Derivative Instruments:	$1,771,927	$1,771,927	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,525,873	$0
Written Options(b)	0	(753,946)
Total Equity Risk	2,525,873	(753,946)
Total Value of Derivatives	$2,525,873	$(753,946)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value (including securities loaned of $60,618,105) — See accompanying schedule: Unaffiliated issuers (cost $15,646,821,971)	$21,317,811,805
Fidelity Central Funds (cost $103,487,639)	103,488,867
Affiliated issuers (cost $1,494,946,214)	1,777,062,387
Total Investments (cost $17,245,255,824)		$23,198,363,059
Foreign currency held at value (cost $283,972)		286,309
Receivable for investments sold		236,725,203
Receivable for fund shares sold		8,209,647
Dividends receivable		36,902,031
Interest receivable		185,756
Distributions receivable from Fidelity Central Funds		85,374
Other receivables		373,496
Total assets		23,481,130,875
Liabilities
Payable to custodian bank	$139,810
Payable for investments purchased	244,290,778
Payable for fund shares redeemed	11,009,966
Accrued management fee	4,299,873
Payable for daily variation margin for derivative instruments	26,513
Written options, at value (premium received $727,029)	753,946
Other payables and accrued expenses	377,147
Collateral on securities loaned	62,325,175
Total liabilities		323,223,208
Net Assets		$23,157,907,667
Net Assets consist of:
Paid in capital		$16,453,710,479
Undistributed net investment income		123,480,985
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		625,135,402
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,955,580,801
Net Assets, for 1,336,795,493 shares outstanding		$23,157,907,667
Net Asset Value, offering price and redemption price per share ($23,157,907,667 ÷ 1,336,795,493 shares)		$17.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$346,104,461
Affiliated issuers		24,104,042
Interest		1,466,023
Income from Fidelity Central Funds		344,999
Total income		372,019,525
Expenses
Management fee	$106,273,811
Independent trustees' fees and expenses	279,188
Miscellaneous	68,846
Total expenses before reductions	106,621,845
Expense reductions	(58,555,097)	48,066,748
Net investment income (loss)		323,952,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,048,167,351
Fidelity Central Funds	6,811
Affiliated issuers	35,565,824
Foreign currency transactions	430,150
Futures contracts	34,333,925
Written options	1,643,631
Realized gain distributions from underlying funds:
Unaffiliated issuers	126,560,411
Affiliated issuers	9,237,342
Total net realized gain (loss)		1,255,945,445
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $17,703)	2,317,359,983
Assets and liabilities in foreign currencies	4,027
Futures contracts	(7,475,873)
Written options	(26,917)
Total change in net unrealized appreciation (depreciation)		2,309,861,220
Net gain (loss)		3,565,806,665
Net increase (decrease) in net assets resulting from operations		$3,889,759,442

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$323,952,777	$314,529,995
Net realized gain (loss)	1,255,945,445	28,010,733
Change in net unrealized appreciation (depreciation)	2,309,861,220	(561,892,151)
Net increase (decrease) in net assets resulting from operations	3,889,759,442	(219,351,423)
Distributions to shareholders from net investment income	(280,132,089)	(298,493,508)
Distributions to shareholders from net realized gain	(376,121,471)	(1,038,755,853)
Total distributions	(656,253,560)	(1,337,249,361)
Share transactions
Proceeds from sales of shares	2,346,107,317	5,107,691,854
Reinvestment of distributions	654,632,342	1,333,719,412
Cost of shares redeemed	(6,713,197,504)	(5,745,703,422)
Net increase (decrease) in net assets resulting from share transactions	(3,712,457,845)	695,707,844
Total increase (decrease) in net assets	(478,951,963)	(860,892,940)
Net Assets
Beginning of period	23,636,859,630	24,497,752,570
End of period	$23,157,907,667	$23,636,859,630
Other Information
Undistributed net investment income end of period	$123,480,985	$91,406,642
Shares
Sold	146,302,124	351,359,217
Issued in reinvestment of distributions	41,453,021	87,933,538
Redeemed	(419,083,144)	(391,230,777)
Net increase (decrease)	(231,327,999)	48,061,978

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.07	$16.12	$15.56	$14.00	$11.28
Income from Investment Operations
Net investment income (loss)A	.22	.19	.19	.16	.17
Net realized and unrealized gain (loss)	2.48	(.37)	1.51	2.52	2.89
Total from investment operations	2.70	(.18)	1.70	2.68	3.06
Distributions from net investment income	(.19)	(.19)	(.16)	(.14)	(.16)
Distributions from net realized gain	(.26)	(.68)	(.98)	(.98)	(.18)
Total distributions	(.45)	(.87)	(1.14)	(1.12)	(.34)
Net asset value, end of period	$17.32	$15.07	$16.12	$15.56	$14.00
Total ReturnB	18.22%	(1.10)%	11.37%	20.15%	27.75%
Ratios to Average Net AssetsC,D
Expenses before reductions	.46%	.43%	.42%	.46%	.44%
Expenses net of fee waivers, if any	.21%	.18%	.17%	.20%	.19%
Expenses net of all reductions	.21%	.18%	.17%	.20%	.19%
Net investment income (loss)	1.40%	1.32%	1.22%	1.07%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$23,157,908	$23,636,860	$24,497,753	$14,197,329	$10,785,567
Portfolio turnover rateE	100%	85%	104%	109%	73%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Core Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, security level mergers and exchanges and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$6,062,989,137
Gross unrealized depreciation	(243,203,128)
Net unrealized appreciation (depreciation) on securities	$5,819,786,009
Tax Cost	$17,378,577,050

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$247,446,524
Undistributed long-term capital gain	$637,376,432
Net unrealized appreciation (depreciation) on securities and other investments	$5,819,751,405

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$331,699,801	$ 507,258,616
Long-term Capital Gains	324,553,759	829,990,745
Total	$656,253,560	$ 1,337,249,361

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$34,333,925	$(7,475,873)
Written Options	1,643,631	(26,917)
Totals	$35,977,556	$(7,502,790)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$-
Options Opened	60,781	4,491,441
Options Exercised	(21,338)	(1,814,409)
Options Closed	(14,044)	(814,177)
Options Expired	(17,908)	(1,135,826)
Outstanding at end of period	7,491	$727,029

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $22,681,800,125 and $26,447,174,480, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .46% of the Fund's average net assets. The investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, OppenheimerFunds, Inc., FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners) and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $111,686 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, the Fund redeemed shares of the funds noted in the following table in exchange for investments and cash. Total net realized losses on the Fund's redemptions of the funds are included in "Net realized gain (loss) on affiliated issuers" in the accompanying Statement of Operations. The Fund recognized total net losses on the exchanges for federal income tax purposes.

Transaction Date	Fund Name	Value of investments and cash received	Realized gain (loss)	Shares redeemed
11/4/16	Fidelity Advisor Materials Fund Class I	$60,325,459	$(10,544,687)	845,013
11/4/16	Fidelity Advisor Technology Fund Class I	442,814,201	37,575,050	10,768,828
11/4/16	Fidelity Consumer Discretionary Portfolio	255,946,088	22,040,117	7,597,094
11/4/16	Fidelity Consumer Staples Portfolio	205,991,818	4,123,854	2,230,314
11/4/16	Fidelity Energy Portfolio	146,061,109	(23,606,187)	3,526,343
11/4/16	Fidelity Financial Services Portfolio	276,003,424	7,690,809	3,248,246
11/4/16	Fidelity Health Care Portfolio	284,244,539	(39,522,736)	1,587,958
11/4/16	Fidelity Industrials Portfolio	203,573,978	(6,379,139)	6,790,326
11/4/16	Fidelity Telecommunications Portfolio	53,345,591	4,690,715	805,095
11/4/16	Fidelity Utilities Portfolio	68,267,475	6,062	950,668
	Total	$1,996,573,682	$(3,926,142)	38,349,885

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $315,425.

6. Investments in Fidelity Central Funds.

The Fund invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund and Securities Lending Cash Central Fund seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $68,846 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $80,882.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $57,952,833.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $576,893.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,785 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $4,586.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Fund:

Fidelity SAI U.S. Quality Index Fund	32%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Actual	.22%	$1,000.00	$1,110.60	$1.16
Hypothetical-C		$1,000.00	$1,023.83	$1.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Fund voted to pay on July 10, 2017, to shareholders of record at the opening of business on July 07, 2017 a distribution of $0.558 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.093 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $882,523,946, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 83% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 90% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement (the Current Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (J.P. Morgan) to add an additional investment mandate (the Amended Sub-Advisory Agreement) for the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by J.P. Morgan from its oversight of J.P. Morgan as a sub-adviser on an existing investment mandate on behalf of the fund and other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to the fund and other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by J.P. Morgan under the new investment mandate on behalf of the fund. The Board also considered the structure of J.P. Morgan's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund under the new investment mandate and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that J.P. Morgan will utilize a different investment mandate to manage the fund than it currently uses on behalf of the fund and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund under the new investment mandate and its use of technology. The Board noted that J.P. Morgan's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered J.P. Morgan's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by J.P. Morgan in connection with the annual renewal of the Current Sub-Advisory Agreement and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of J.P. Morgan and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to J.P. Morgan and the projected change in the fund's total management fee and total operating expenses, if any, as a result of the new investment mandate.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's total management fee or total fund expenses of the fund because Strategic Advisers does not expect to allocate any assets of the fund to J.P. Morgan under the new investment mandate at this time. The Board also considered that the Amended Sub-Advisory Agreement will not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' contractual management fee waiver for the fund. In addition, the Board considered that Strategic Advisers' portion of the management fee will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund's operating expenses, with certain limited exceptions, out of its portion of the management fee. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the addition of the new investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Amended Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2a

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Fund with respect to FIAM's Sector Managed strategy.

	# of Votes	% of Votes
Affirmative	15,012,911,118.29	94.229
Against	344,889,211.24	2.165
Abstain	574,514,715.56	3.606
TOTAL	15,932,315,045.09	100.000

PROPOSAL 2b

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Core Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	14,990,987,374.37	94.092
Against	357,993,154.09	2.247
Abstain	583,334,516.63	3.661
TOTAL	15,932,315,045.09	100.000

PROPOSAL 4a

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Core Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	15,006,740,732.41	94.190
Against	337,686,807.33	2.120
Abstain	587,887,505.35	3.690
TOTAL	15,932,315,045.09	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAI-COR-ANN-0717
1.902940.108

Strategic Advisers® Growth Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Growth Fund	19.87%	15.29%	14.07%

 A From June 2, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Fund on June 2, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$25,137	Strategic Advisers® Growth Fund
$27,281	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund rose 19.87%, slightly trailing the 20.27% return of the benchmark Russell 1000® Growth Index. Underlying managers holding large-cap aggressive-growth stocks performed particularly well this period, bolstering the Fund’s relative performance. Conversely, managers pursuing valuation-driven strategies underperformed and detracted versus the benchmark. Fidelity® Growth Company Fund was the top relative contributor, as its aggressive, all-cap growth strategy yielded strong stock picks in the information technology, industrials and consumer discretionary sectors. Sub-advisor ClariVest Asset Management also contributed, as this manager's quantitative strategy with a momentum bias led it to overweight the technology sector, within which it also benefited from favorable stock picks. On the downside, the Focused Growth strategy managed by sub-adviser FIAM® fell out of favor during the period and also was hampered by selections in consumer discretionary and health care. Sub-adviser Waddell & Reed’s quality-growth strategy worked against relative performance due to unfavorable positioning in several sectors. We defunded this strategy early in the period. As of period end, we had defunded sub-adviser Morgan Stanley Investment Management due to concern about the longer-term performance of its strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Growth Company Fund	15.5	13.5
Fidelity SAI U.S. Quality Index Fund	9.0	8.1
Columbia Select Large Cap Growth Fund Class R5	5.2	4.1
Apple, Inc.	3.9	3.3
Facebook, Inc. Class A	2.4	2.2
Amazon.com, Inc.	2.2	2.0
Alphabet, Inc. Class C	2.2	2.0
Microsoft Corp.	2.1	2.1
Alphabet, Inc. Class A	2.1	1.9
UnitedHealth Group, Inc.	1.6	1.4
	46.2

Top Five Market Sectors as of May 31, 2017

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.3	25.7
Consumer Discretionary	11.9	13.0
Health Care	10.7	12.0
Consumer Staples	6.5	7.0
Industrials	6.5	7.0

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	68.6%
Preferred Stocks	0.1%
Large Growth Funds	29.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

As of November 30, 2016
Common Stocks	72.5%
Preferred Stocks	0.1%
Large Growth Funds	25.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 68.6%
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 0.5%
Lear Corp.	335,275	$49,969,386
Automobiles - 0.2%
Thor Industries, Inc.	198,800	17,997,364
Hotels, Restaurants & Leisure - 2.3%
Carnival Corp.	290,975	18,642,768
Domino's Pizza, Inc.	265,995	56,316,461
International Game Technology PLC	336,934	5,980,579
Marriott International, Inc. Class A	195,821	21,080,131
McDonald's Corp.	492,430	74,302,763
Starbucks Corp.	378,166	24,055,139
Wyndham Worldwide Corp.	240,200	24,257,798
Yum China Holdings, Inc.	364,357	13,994,952
Yum! Brands, Inc.	247,857	18,004,332
		256,634,923
Household Durables - 0.4%
D.R. Horton, Inc.	846,700	27,678,623
Mohawk Industries, Inc. (a)	63,522	15,200,815
		42,879,438
Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc. (a)	243,086	241,778,197
Expedia, Inc.	115,330	16,582,147
Priceline Group, Inc. (a)	21,576	40,500,094
		298,860,438
Media - 2.3%
Charter Communications, Inc. Class A (a)	111,896	38,665,663
Comcast Corp. Class A	2,718,020	113,314,254
Omnicom Group, Inc.	277,860	23,262,439
The Walt Disney Co.	320,447	34,589,049
Twenty-First Century Fox, Inc. Class A	611,530	16,584,694
Viacom, Inc. Class B (non-vtg.)	876,150	30,481,259
		256,897,358
Multiline Retail - 0.1%
Dollar Tree, Inc. (a)	170,072	13,214,594
Specialty Retail - 3.2%
AutoZone, Inc. (a)	83,759	50,751,253
Best Buy Co., Inc.	470,800	27,960,812
Dick's Sporting Goods, Inc.	354,200	14,568,246
Foot Locker, Inc.	326,000	19,367,660
Home Depot, Inc.	972,409	149,274,506
Ross Stores, Inc.	514,027	32,856,606
TJX Companies, Inc.	622,180	46,794,158
Urban Outfitters, Inc. (a)(b)	440,424	8,310,801
		349,884,042
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	142,396	7,545,564

TOTAL CONSUMER DISCRETIONARY		1,293,883,107

CONSUMER STAPLES - 6.5%
Beverages - 2.0%
Constellation Brands, Inc. Class A (sub. vtg.)	176,188	32,198,357
Monster Beverage Corp. (a)	757,665	38,307,542
PepsiCo, Inc.	1,040,924	121,652,788
The Coca-Cola Co.	701,619	31,902,616
		224,061,303
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	62,691	11,311,337
CVS Health Corp.	165,500	12,715,365
Wal-Mart Stores, Inc.	431,800	33,939,480
		57,966,182
Food Products - 2.4%
Archer Daniels Midland Co.	435,444	18,105,762
Bunge Ltd.	134,594	10,763,482
Danone SA sponsored ADR	2,189,770	32,616,624
Ingredion, Inc.	136,200	15,539,058
Kellogg Co.	490,550	35,123,380
Mondelez International, Inc.	1,190,671	55,473,362
Pinnacle Foods, Inc.	313,100	19,509,261
The Hershey Co.	217,900	25,117,333
The J.M. Smucker Co.	105,439	13,480,376
Tyson Foods, Inc. Class A	580,262	33,272,223
		259,000,861
Household Products - 0.3%
Procter & Gamble Co.	338,642	29,830,974
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	234,604	22,085,621
Tobacco - 1.1%
Altria Group, Inc.	440,660	33,243,390
Philip Morris International, Inc.	766,834	91,866,713
		125,110,103

TOTAL CONSUMER STAPLES		718,055,044

ENERGY - 0.8%
Energy Equipment & Services - 0.3%
Halliburton Co.	361,400	16,331,666
Schlumberger Ltd.	270,847	18,848,243
		35,179,909
Oil, Gas & Consumable Fuels - 0.5%
EOG Resources, Inc.	203,400	18,369,054
Hess Corp.	441,980	20,282,462
ONEOK, Inc. (b)	212,568	10,560,378
Parsley Energy, Inc. Class A (a)	158,786	4,708,005
		53,919,899

TOTAL ENERGY		89,099,808

FINANCIALS - 3.0%
Banks - 0.9%
Bank of America Corp.	1,652,029	37,021,970
JPMorgan Chase & Co.	545,420	44,806,253
Zions Bancorporation	252,800	10,129,696
		91,957,919
Capital Markets - 1.0%
Bank of New York Mellon Corp.	670,800	31,608,096
FactSet Research Systems, Inc.	101,252	16,776,444
Morgan Stanley	491,700	20,523,558
SEI Investments Co.	527,095	26,402,189
State Street Corp.	183,300	14,931,618
		110,241,905
Consumer Finance - 0.5%
American Express Co.	173,599	13,356,707
Capital One Financial Corp.	278,760	21,442,219
Discover Financial Services	393,819	23,117,175
		57,916,101
Diversified Financial Services - 0.2%
Valvoline, Inc.	908,099	20,314,175
Varex Imaging Corp. (a)	52,959	1,819,142
		22,133,317
Insurance - 0.4%
MetLife, Inc.	337,936	17,096,182
Progressive Corp.	262,500	11,137,875
Prudential Financial, Inc.	157,033	16,464,910
		44,698,967

TOTAL FINANCIALS		326,948,209

HEALTH CARE - 10.7%
Biotechnology - 3.1%
AbbVie, Inc.	304,900	20,129,498
Alexion Pharmaceuticals, Inc. (a)	132,091	12,948,881
Amgen, Inc.	479,673	74,464,437
Biogen, Inc. (a)	177,499	43,978,927
BioMarin Pharmaceutical, Inc. (a)	265,680	23,284,195
Celgene Corp. (a)	617,467	70,644,399
Gilead Sciences, Inc.	1,069,207	69,380,842
Regeneron Pharmaceuticals, Inc. (a)	64,041	29,398,661
		344,229,840
Health Care Equipment & Supplies - 1.9%
Edwards Lifesciences Corp. (a)	607,283	69,880,055
Hologic, Inc. (a)	344,917	14,938,355
Medtronic PLC	701,220	59,098,822
Stryker Corp.	122,644	17,533,186
The Cooper Companies, Inc.	128,000	28,000,000
Varian Medical Systems, Inc. (a)	230,010	22,775,590
		212,226,008
Health Care Providers & Services - 2.8%
Aetna, Inc.	197,900	28,667,794
Express Scripts Holding Co. (a)	462,641	27,642,800
HCA Holdings, Inc. (a)	303,491	24,858,948
Humana, Inc.	37,458	8,699,995
Laboratory Corp. of America Holdings (a)	193,500	26,896,500
McKesson Corp.	99,418	16,214,082
UnitedHealth Group, Inc.	981,174	171,882,061
		304,862,180
Health Care Technology - 0.2%
Cerner Corp. (a)	362,432	23,684,931
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	405,530	24,469,680
Thermo Fisher Scientific, Inc.	585,300	101,133,987
		125,603,667
Pharmaceuticals - 1.5%
Eli Lilly & Co.	491,053	39,073,087
Merck & Co., Inc.	837,666	54,540,433
Novartis AG sponsored ADR	247,867	20,268,085
Novo Nordisk A/S Series B sponsored ADR	725,476	30,738,418
Pfizer, Inc.	490,562	16,016,849
		160,636,872

TOTAL HEALTH CARE		1,171,243,498

INDUSTRIALS - 6.5%
Aerospace & Defense - 2.0%
General Dynamics Corp.	124,300	25,263,975
Lockheed Martin Corp.	68,700	19,313,631
Northrop Grumman Corp.	259,745	67,331,099
Orbital ATK, Inc.	70,267	7,143,343
Spirit AeroSystems Holdings, Inc. Class A	185,783	10,123,316
Textron, Inc.	315,172	15,065,222
United Technologies Corp.	621,362	75,358,783
		219,599,369
Air Freight & Logistics - 1.1%
Expeditors International of Washington, Inc.	508,217	27,128,623
FedEx Corp.	200,573	38,879,070
United Parcel Service, Inc. Class B	541,591	57,392,398
		123,400,091
Airlines - 0.4%
Copa Holdings SA Class A (b)	262,021	29,618,854
Delta Air Lines, Inc.	207,800	10,209,214
		39,828,068
Building Products - 0.5%
Lennox International, Inc.	62,198	11,015,266
Owens Corning	738,352	46,073,165
		57,088,431
Industrial Conglomerates - 0.5%
Honeywell International, Inc.	289,030	38,438,100
Roper Technologies, Inc.	72,072	16,374,758
		54,812,858
Machinery - 1.0%
Caterpillar, Inc.	107,810	11,366,408
Deere & Co.	383,150	46,920,549
Ingersoll-Rand PLC	291,200	26,091,520
Oshkosh Corp.	185,100	11,683,512
Parker Hannifin Corp.	85,800	13,510,926
		109,572,915
Road & Rail - 0.3%
CSX Corp.	237,500	12,865,375
Union Pacific Corp.	167,883	18,517,495
		31,382,870
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	514,400	20,756,040
MSC Industrial Direct Co., Inc. Class A	126,847	10,647,537
United Rentals, Inc. (a)	218,811	23,791,320
Univar, Inc. (a)	550,310	16,740,430
		71,935,327

TOTAL INDUSTRIALS		707,619,929

INFORMATION TECHNOLOGY - 26.3%
Communications Equipment - 0.9%
Cisco Systems, Inc.	2,112,806	66,616,773
Juniper Networks, Inc.	918,600	26,942,538
		93,559,311
Electronic Equipment & Components - 0.1%
Keysight Technologies, Inc. (a)	281,495	10,876,967
Internet Software & Services - 7.8%
Alibaba Group Holding Ltd. sponsored ADR (a)(b)	446,597	54,690,269
Alphabet, Inc.:
Class A (a)	229,393	226,431,536
Class C (a)	248,424	239,694,381
Dropbox, Inc. Class B (a)(c)	286,254	3,578,175
eBay, Inc. (a)	2,018,797	69,244,737
Facebook, Inc. Class A (a)	1,725,093	261,282,586
SurveyMonkey (a)(c)	163,411	1,913,543
		856,835,227
IT Services - 4.5%
Accenture PLC Class A	242,873	30,230,402
Alliance Data Systems Corp.	159,300	38,412,009
Amdocs Ltd.	129,478	8,387,585
Automatic Data Processing, Inc.	84,600	8,660,502
DXC Technology Co.	284,287	22,037,928
Fidelity National Information Services, Inc.	870,800	74,775,596
Fiserv, Inc. (a)	225,800	28,288,224
FleetCor Technologies, Inc. (a)	178,479	25,752,735
Global Payments, Inc.	394,680	36,156,635
IBM Corp.	50,802	7,753,909
MasterCard, Inc. Class A	306,000	37,601,280
PayPal Holdings, Inc. (a)	714,517	37,304,933
Total System Services, Inc.	302,768	18,029,834
Vantiv, Inc. (a)	461,912	28,971,121
Visa, Inc. Class A	984,325	93,737,270
		496,099,963
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	526,319	45,137,117
Applied Materials, Inc.	1,271,200	58,322,656
KLA-Tencor Corp.	74,200	7,716,800
Lam Research Corp.	264,600	41,057,982
Microchip Technology, Inc.	222,600	18,542,580
NVIDIA Corp.	527,698	76,173,206
Qualcomm, Inc.	1,215,928	69,636,197
Texas Instruments, Inc.	292,449	24,124,118
		340,710,656
Software - 5.6%
Activision Blizzard, Inc.	751,140	44,001,781
Adobe Systems, Inc. (a)	428,477	60,783,747
Autodesk, Inc. (a)	362,423	40,508,019
Electronic Arts, Inc. (a)	687,188	77,879,016
Intuit, Inc.	251,580	35,382,211
Microsoft Corp.	3,280,497	229,109,910
Oracle Corp.	2,047,906	92,954,453
Synopsys, Inc. (a)	385,800	28,884,846
		609,503,983
Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	2,793,075	426,670,137
NCR Corp. (a)	432,833	16,677,055
NetApp, Inc.	728,889	29,512,716
		472,859,908

TOTAL INFORMATION TECHNOLOGY		2,880,446,015

MATERIALS - 2.1%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	133,858	19,283,583
Ashland Global Holdings, Inc.	330,790	22,010,767
FMC Corp.	260,020	19,597,707
LyondellBasell Industries NV Class A	298,422	24,028,939
Monsanto Co.	698,723	82,044,055
Sherwin-Williams Co.	20,017	6,641,040
		173,606,091
Containers & Packaging - 0.3%
Berry Global Group, Inc. (a)	281,830	16,343,322
Owens-Illinois, Inc. (a)	630,300	14,225,871
		30,569,193
Metals & Mining - 0.2%
Freeport-McMoRan, Inc. (a)	486,720	5,592,413
Steel Dynamics, Inc.	734,000	24,948,660
		30,541,073

TOTAL MATERIALS		234,716,357

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc.	195,460	22,806,273
American Tower Corp.	92,000	12,069,480
Equity Lifestyle Properties, Inc.	119,503	10,086,053
Public Storage	31,030	6,682,311
Simon Property Group, Inc.	105,485	16,271,061
		67,915,178
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	384,443	17,930,422
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	790,612	9,234,348
TOTAL COMMON STOCKS
(Cost $4,521,486,737)		7,517,091,915

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (a)(c)	98,859	10,380,195
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(c)	28,508	356,350
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,282,822)		10,736,545

Equity Funds - 29.7%
Large Growth Funds - 29.7%
Columbia Select Large Cap Growth Fund Class R5	33,140,530	566,703,055
Fidelity Growth Company Fund (d)	10,539,674	1,701,841,148
Fidelity SAI U.S. Quality Index Fund (d)	81,030,344	988,570,199
TOTAL EQUITY FUNDS
(Cost $2,450,791,728)		3,257,114,402
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.79% to 0.89% 7/20/17 to 8/17/17 (e)
(Cost $4,082,432)	$4,089,000	4,082,246
	Shares	Value

Money Market Funds - 2.0%
Fidelity Securities Lending Cash Central Fund 0.87% (f)(g)	52,060,796	52,066,002
Invesco Government & Agency Portfolio Institutional Class 0.71%(h)	168,856,090	168,856,090
TOTAL MONEY MARKET FUNDS
(Cost $220,922,479)		220,922,092
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $7,201,566,198)		11,009,947,200
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(44,993,320)
NET ASSETS - 100%		$10,964,953,880

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,649 ICE Russell 1000 Growth Index Contracts (United States)	June 2017	98,634,935	$4,651,364

The face value of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,228,263 or 0.1% of net assets.

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,972,397.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$4,024,850
Dropbox, Inc. Class B	5/1/12	$2,591,086
Dropbox, Inc. Series A	5/25/12	$257,972
SurveyMonkey	11/25/14	$2,688,111

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$1,870

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Growth Company Fund	$1,142,743,794	$321,199,936	$50,000,000	$925,213	$1,701,841,148
Fidelity SAI U.S. Quality Index Fund	358,091,164	610,127,679	127,000,000	10,694,505	988,570,199
Total	$1,500,834,958	$931,327,615	$177,000,000	$11,619,718	$2,690,411,347

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,304,263,302	$1,293,883,107	$--	$10,380,195
Consumer Staples	718,055,044	718,055,044	--	--
Energy	89,099,808	89,099,808	--	--
Financials	326,948,209	326,948,209	--	--
Health Care	1,171,243,498	1,171,243,498	--	--
Industrials	707,619,929	707,619,929	--	--
Information Technology	2,880,802,365	2,874,954,297	--	5,848,068
Materials	234,716,357	234,716,357	--	--
Real Estate	67,915,178	67,915,178	--	--
Telecommunication Services	17,930,422	17,930,422	--	--
Utilities	9,234,348	9,234,348	--	--
Equity Funds	3,257,114,402	3,257,114,402	--	--
Other Short-Term Investments	4,082,246	--	4,082,246	--
Money Market Funds	220,922,092	220,922,092	--	--
Total Investments in Securities:	$11,009,947,200	$10,989,636,691	$4,082,246	$16,228,263
Derivative Instruments:
Assets
Futures Contracts	$4,651,364	$4,651,364	$--	$--
Total Assets	$4,651,364	$4,651,364	$--	$--
Total Derivative Instruments:	$4,651,364	$4,651,364	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$4,651,364	$0
Total Equity Risk	4,651,364	0
Total Value of Derivatives	$4,651,364	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value (including securities loaned of $50,573,133) — See accompanying schedule: Unaffiliated issuers (cost $5,201,041,435)	$8,267,469,851
Fidelity Central Funds (cost $52,066,389)	52,066,002
Affiliated issuers (cost $1,948,458,374)	2,690,411,347
Total Investments (cost $7,201,566,198)		$11,009,947,200
Foreign currency held at value (cost $13,636)		14,391
Receivable for investments sold		612,586
Receivable for fund shares sold		3,832,490
Dividends receivable		10,216,902
Distributions receivable from Fidelity Central Funds		1,871
Receivable for daily variation margin for derivative instruments		83,234
Prepaid expenses		56,176
Other receivables		188,827
Total assets		11,024,953,677
Liabilities
Payable for fund shares redeemed	$5,251,906
Accrued management fee	1,283,052
Other affiliated payables	1,149,717
Other payables and accrued expenses	248,722
Collateral on securities loaned	52,066,400
Total liabilities		59,999,797
Net Assets		$10,964,953,880
Net Assets consist of:
Paid in capital		$6,650,293,294
Undistributed net investment income		31,676,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		469,950,868
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,813,033,121
Net Assets, for 611,517,602 shares outstanding		$10,964,953,880
Net Asset Value, offering price and redemption price per share ($10,964,953,880 ÷ 611,517,602 shares)		$17.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$114,015,966
Affiliated issuers		11,619,718
Interest		311,001
Income from Fidelity Central Funds		1,870
Total income		125,948,555
Expenses
Management fee	$42,776,163
Transfer agent fees	12,825,583
Accounting fees	1,317,326
Custodian fees and expenses	96,119
Independent trustees' fees and expenses	128,993
Registration fees	74,143
Audit	81,154
Legal	75,425
Miscellaneous	200,719
Total expenses before reductions	57,575,625
Expense reductions	(27,105,112)	30,470,513
Net investment income (loss)		95,478,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	974,726,207
Fidelity Central Funds	(11)
Affiliated issuers	12,820,425
Foreign currency transactions	17,799
Futures contracts	87,158,837
Realized gain distributions from underlying funds:
Unaffiliated issuers	47,741,178
Affiliated issuers	82,707,896
Total net realized gain (loss)		1,205,172,331
Change in net unrealized appreciation (depreciation) on: Investment securities	679,284,010
Assets and liabilities in foreign currencies	898
Futures contracts	2,618,355
Total change in net unrealized appreciation (depreciation)		681,903,263
Net gain (loss)		1,887,075,594
Net increase (decrease) in net assets resulting from operations		$1,982,553,636

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,478,042	$93,291,122
Net realized gain (loss)	1,205,172,331	622,272,662
Change in net unrealized appreciation (depreciation)	681,903,263	(831,489,007)
Net increase (decrease) in net assets resulting from operations	1,982,553,636	(115,925,223)
Distributions to shareholders from net investment income	(93,952,653)	(82,792,975)
Distributions to shareholders from net realized gain	(947,878,670)	(638,862,712)
Total distributions	(1,041,831,323)	(721,655,687)
Share transactions
Proceeds from sales of shares	1,262,990,627	1,732,660,773
Reinvestment of distributions	1,038,085,983	719,255,590
Cost of shares redeemed	(3,239,442,386)	(3,785,909,086)
Net increase (decrease) in net assets resulting from share transactions	(938,365,776)	(1,333,992,723)
Total increase (decrease) in net assets	2,356,537	(2,171,573,633)
Net Assets
Beginning of period	10,962,597,343	13,134,170,976
End of period	$10,964,953,880	$10,962,597,343
Other Information
Undistributed net investment income end of period	$31,676,597	$38,300,004
Shares
Sold	76,190,260	105,285,014
Issued in reinvestment of distributions	64,942,406	42,548,390
Redeemed	(193,497,248)	(230,381,540)
Net increase (decrease)	(52,364,582)	(82,548,136)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.51	$17.60	$16.51	$14.71	$12.13
Income from Investment Operations
Net investment income (loss)A	.15	.13	.12	.12	.12
Net realized and unrealized gain (loss)	2.89	(.23)	2.10	3.01	2.57
Total from investment operations	3.04	(.10)	2.22	3.13	2.69
Distributions from net investment income	(.15)	(.12)	(.12)	(.10)	(.10)
Distributions from net realized gain	(1.47)	(.88)	(1.01)	(1.23)	–B
Total distributions	(1.62)	(.99)C	(1.13)	(1.33)	(.11)D
Net asset value, end of period	$17.93	$16.51	$17.60	$16.51	$14.71
Total ReturnE	19.87%	(.62)%	13.99%	22.64%	22.29%
Ratios to Average Net AssetsF
Expenses before reductions	.54%	.57%	.56%	.56%	.62%
Expenses net of fee waivers, if any	.28%	.32%	.31%	.31%	.37%
Expenses net of all reductions	.28%	.32%	.31%	.31%	.37%
Net investment income (loss)	.89%	.79%	.73%	.75%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$10,964,954	$10,962,597	$13,134,171	$12,141,245	$9,084,200
Portfolio turnover rateG	38%	30%	40%	39%	73%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.99 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.876 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.003 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Growth Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, market discount, deferred trustees compensation, security level mergers and exchanges and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,890,557,662
Gross unrealized depreciation	(94,533,653)
Net unrealized appreciation (depreciation) on securities	$3,796,024,009
Tax Cost	$7,213,923,191

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,859,666
Undistributed long-term capital gain	$486,961,618
Net unrealized appreciation (depreciation) on securities and other investments	$3,796,024,764

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$93,952,653	$ 82,792,975
Long-term Capital Gains	947,878,670	638,862,712
Total	$1,041,831,323	$ 721,655,687

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the recognized net realized gain (loss) of $87,158,837 and a change in net unrealized appreciation (depreciation) of $2,618,355 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $3,941,304,398 and $5,593,495,757, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc. (through March 31, 2017), FIAM LLC (an affiliate of the investment adviser) and Waddell & Reed Investment Management Co. (Waddell & Reed) (through June 28, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Geode Capital Management, LLC, Morgan Stanley Investment Management, Inc. and Waddell & Reed have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions, and is paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27,601 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28,646 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,870.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $26,906,756.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $190,300 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $4,320.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,736.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 20% of the total outstanding shares of Fidelity SAI U.S. Quality Index Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Actual	.27%	$1,000.00	$1,152.40	$1.45
Hypothetical-C		$1,000.00	$1,023.59	$1.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Fund voted to pay on July 10, 2017, to shareholders of record at the opening of business on July 07, 2017, a distribution of $0.799 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.053 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $1,164,091,773 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2c

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers Growth Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	6,950,105,336.05	94.279
Against	162,949,957.14	2.211
Abstain	258,781,547.96	3.510
TOTAL	7,371,836,841.15	100.000

PROPOSAL 4b

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers Growth Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	6,943,955,696.81	94.196
Against	160,754,044.64	2.180
Abstain	267,127,099.70	3.624
TOTAL	7,371,836,841.15	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SGF-ANN-0717
1.907404.108

Strategic Advisers® Value Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Value Fund	15.56%	14.39%	13.10%

 A From December 30, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Fund on December 30, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$28,201	Strategic Advisers® Value Fund
$28,997	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.47% for the year ending May 31, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through May 31. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first five months of 2017. Sector-wise, information technology (+34%) fared best, anchored by twin rallies in the September 2016 quarter and year-to-date in 2017 as a handful of constituents posted stellar returns. Financials (+23%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+21%) and materials (+16%) were driven by a call for increased infrastructure spending and a rise in related commodity prices, respectively. Conversely, real estate (+4%) and telecommunication services (-1%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (-1%) also struggled this period.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund rose 15.56%, outpacing the 14.66% return of the benchmark Russell 1000® Value Index. Relative to the benchmark, underlying managers pursuing deep-value strategies generated some of the best results this period. Managers that were favorably positioned in economically sensitive sectors also did well. Conversely, income- and quality-oriented strategies underperformed. Sub-adviser LSV Asset Management was the top relative contributor. LSV’s quantitatively driven, deep-value strategy resulted in favorable positioning in the financials and information technology sectors. Sub-adviser Brandywine Global Investment Management’s strategy emphasizing traditional value metrics, as well as company quality, also aided relative performance. This period, Brandywine received a major boost from holding shares of Apple. On the downside, a small position in Fidelity® Select Energy Portfolio, held to partially offset the aggregate underweighting in that sector by the Fund’s diversified managers, declined in step with the poor performance of energy generally. Invesco Diversified Dividend Fund also hurt, as its income-oriented strategy was out of step with market leadership. In March, we hired JPMorgan Investment Management as a sub-adviser to run its opportunistic, all-cap value strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Invesco Diversified Dividend Fund - Class A	5.1	5.3
Johnson & Johnson	3.0	2.5
JPMorgan Chase & Co.	2.7	2.7
Fidelity Low-Priced Stock Fund	2.4	2.3
Bank of America Corp.	2.2	2.0
Apple, Inc.	2.1	1.7
Pfizer, Inc.	2.1	1.9
Citigroup, Inc.	1.9	1.6
Wells Fargo & Co.	1.7	0.6
Fidelity Energy Portfolio	1.6	1.8
	24.8

Top Five Market Sectors as of May 31, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	22.6
Information Technology	14.0	11.8
Health Care	12.9	11.1
Consumer Discretionary	8.1	7.3
Industrials	7.6	7.6

Asset Allocation (% of fund's net assets)

As of May 31, 2017
Common Stocks	87.1%
Large Blend Funds	1.5%
Large Value Funds	5.1%
Mid-Cap Value Funds	2.4%
Sector Funds	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

As of November 30, 2016
Common Stocks	80.4%
Large Blend Funds	1.3%
Large Value Funds	9.8%
Mid-Cap Value Funds	2.3%
Sector Funds	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2017

Showing Percentage of Net Assets

Common Stocks - 87.1%
	Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.8%
BorgWarner, Inc.	285,009	$12,115,733
Cooper Tire & Rubber Co.	265,127	9,544,572
Delphi Automotive PLC	127,300	11,198,581
Gentex Corp.	136,400	2,588,872
Lear Corp.	189,500	28,243,080
The Goodyear Tire & Rubber Co.	804,900	25,933,878
		89,624,716
Automobiles - 1.0%
Ford Motor Co.	2,037,000	22,651,440
General Motors Co.	1,719,300	58,335,849
Harley-Davidson, Inc.	484,972	25,708,366
Thor Industries, Inc.	25,000	2,263,250
		108,958,905
Distributors - 0.1%
Genuine Parts Co.	49,480	4,582,838
Diversified Consumer Services - 0.0%
H&R Block, Inc.	52,360	1,389,634
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc. (a)	383,411	15,041,214
Carnival Corp.	254,800	16,325,036
Hilton, Inc.	65,788	4,372,928
Hyatt Hotels Corp. Class A (b)	18,300	1,055,910
La Quinta Holdings, Inc. (b)	226,118	3,133,995
Norwegian Cruise Line Holdings Ltd. (b)	108,200	5,406,754
Park Hotels & Resorts, Inc.	43,916	1,130,398
Red Rock Resorts, Inc.	49,570	1,171,835
Royal Caribbean Cruises Ltd.	101,600	11,194,288
Wyndham Worldwide Corp.	277,600	28,034,824
Yum! Brands, Inc.	146,800	10,663,552
		97,530,734
Household Durables - 0.7%
Garmin Ltd.	90,200	4,694,008
Leggett & Platt, Inc.	57,900	3,011,958
Lennar Corp. Class A	323,000	16,573,130
Mohawk Industries, Inc. (b)	35,300	8,447,290
Newell Brands, Inc.	54,299	2,875,132
NVR, Inc. (b)	1,770	4,039,813
PulteGroup, Inc.	149,800	3,395,966
Toll Brothers, Inc.	77,200	2,849,452
Whirlpool Corp.	170,300	31,597,462
		77,484,211
Internet & Direct Marketing Retail - 0.1%
Expedia, Inc.	38,614	5,551,921
Leisure Products - 0.0%
Brunswick Corp.	42,400	2,343,024
Media - 2.7%
CBS Corp. Class B	331,114	20,234,377
Charter Communications, Inc. Class A (b)	15,279	5,279,658
Cinemark Holdings, Inc.	55,300	2,188,221
Clear Channel Outdoor Holding, Inc. Class A (b)	223,281	859,632
Comcast Corp. Class A	209,606	8,738,474
Discovery Communications, Inc. Class A (b)	73,000	1,934,500
DISH Network Corp. Class A (b)	140,199	8,940,490
Entercom Communications Corp. Class A (a)	184,895	1,904,419
Gannett Co., Inc.	247,600	1,943,660
Interpublic Group of Companies, Inc.	419,040	10,446,667
Liberty Global PLC LiLAC Class C (b)	116,312	2,437,900
News Corp. Class A	180,400	2,413,752
Nexstar Broadcasting Group, Inc. Class A	65,956	3,772,683
Omnicom Group, Inc.	110,100	9,217,572
Scripps Networks Interactive, Inc. Class A	38,000	2,516,360
Sinclair Broadcast Group, Inc. Class A (a)	75,090	2,432,916
Tegna, Inc.	402,400	9,552,976
The Madison Square Garden Co. (b)	9,200	1,797,772
The Walt Disney Co.	743,100	80,210,214
Time Warner, Inc.	876,382	87,191,245
Twenty-First Century Fox, Inc. Class A	746,151	20,235,615
Viacom, Inc. Class B (non-vtg.)	300,200	10,443,958
		294,693,061
Multiline Retail - 0.6%
Big Lots, Inc. (a)	160,800	7,851,864
Dillard's, Inc. Class A	109,300	5,626,764
Kohl's Corp.	517,680	19,894,442
Macy's, Inc.	348,100	8,180,350
Target Corp.	322,200	17,769,330
		59,322,750
Specialty Retail - 1.1%
Abercrombie & Fitch Co. Class A	139,700	1,842,643
American Eagle Outfitters, Inc.	775,200	8,914,800
AutoZone, Inc. (b)	8,199	4,967,938
Bed Bath & Beyond, Inc.	83,032	2,857,131
Best Buy Co., Inc.	628,171	37,307,076
CarMax, Inc. (b)	87,900	5,522,757
Foot Locker, Inc.	62,000	3,683,420
Gap, Inc.	97,465	2,192,963
Home Depot, Inc.	221,902	34,064,176
Murphy U.S.A., Inc. (b)	38,920	2,647,728
Penske Automotive Group, Inc.	237,300	10,049,655
Tiffany & Co., Inc.	44,280	3,850,589
Williams-Sonoma, Inc.	41,000	1,995,060
		119,895,936
Textiles, Apparel & Luxury Goods - 0.1%
Columbia Sportswear Co.	64,546	3,503,557
Hanesbrands, Inc. (a)	104,830	2,164,740
PVH Corp.	37,000	3,920,150
		9,588,447

TOTAL CONSUMER DISCRETIONARY		870,966,177

CONSUMER STAPLES - 4.6%
Beverages - 0.3%
Coca-Cola European Partners PLC	136,596	5,605,900
Dr. Pepper Snapple Group, Inc.	45,196	4,194,641
Molson Coors Brewing Co. Class B	50,793	4,814,668
The Coca-Cola Co.	305,000	13,868,350
		28,483,559
Food & Staples Retailing - 2.4%
CVS Health Corp.	411,032	31,579,589
Kroger Co.	1,148,446	34,200,722
Wal-Mart Stores, Inc.	1,717,500	134,995,500
Walgreens Boots Alliance, Inc.	756,948	61,327,927
		262,103,738
Food Products - 1.6%
Archer Daniels Midland Co.	1,104,200	45,912,636
Bunge Ltd.	428,500	34,267,145
Dean Foods Co.	606,600	11,064,384
Fresh Del Monte Produce, Inc.	235,200	11,919,936
Ingredion, Inc.	93,100	10,621,779
Mondelez International, Inc.	323,000	15,048,570
Pilgrim's Pride Corp.	880,900	20,498,543
Post Holdings, Inc. (b)	54,315	4,363,667
TreeHouse Foods, Inc. (b)	52,490	4,051,178
Tyson Foods, Inc. Class A	310,200	17,786,868
		175,534,706
Household Products - 0.1%
Energizer Holdings, Inc.	27,838	1,492,117
Procter & Gamble Co.	72,979	6,428,720
		7,920,837
Personal Products - 0.2%
Coty, Inc. Class A	320,480	6,069,891
Herbalife Ltd. (b)	13,100	940,318
Unilever NV (NY Reg.)	305,000	17,317,900
		24,328,109

TOTAL CONSUMER STAPLES		498,370,949

ENERGY - 5.6%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc.	179,700	9,910,455
Halliburton Co.	251,000	11,342,690
Helmerich & Payne, Inc. (a)	143,800	7,572,508
National Oilwell Varco, Inc.	360,600	11,780,802
Parker Drilling Co. (b)	1,082,600	1,461,510
Rowan Companies PLC (b)	530,900	6,392,036
		48,460,001
Oil, Gas & Consumable Fuels - 5.2%
Apache Corp.	93,095	4,353,122
Chevron Corp.	1,691,916	175,079,468
ConocoPhillips Co.	847,466	37,873,256
Diamondback Energy, Inc. (b)	48,692	4,516,670
Energen Corp. (b)	114,736	6,544,541
EOG Resources, Inc.	45,107	4,073,613
EQT Corp.	280,455	15,500,748
Exxon Mobil Corp.	1,219,334	98,156,387
Gulfport Energy Corp. (b)	92,594	1,328,724
HollyFrontier Corp.	82,000	1,959,800
Kinder Morgan, Inc.	253,537	4,756,354
Marathon Oil Corp.	253,350	3,298,617
Marathon Petroleum Corp.	1,073,397	55,859,580
PBF Energy, Inc. Class A (a)	410,796	7,936,579
Phillips 66 Co.	728,649	55,457,475
Pioneer Natural Resources Co.	92,851	15,493,118
Tesoro Corp.	63,537	5,288,820
Valero Energy Corp.	924,700	56,841,309
		554,318,181

TOTAL ENERGY		602,778,182

FINANCIALS - 25.3%
Banks - 12.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	2,249,907	18,494,236
Bank of America Corp.	10,401,471	233,096,965
BB&T Corp.	360,300	15,006,495
BOK Financial Corp.	143,600	11,564,108
CIT Group, Inc.	251,200	11,316,560
Citigroup, Inc.	3,296,814	199,589,120
Citizens Financial Group, Inc.	433,284	14,774,984
Comerica, Inc.	74,500	5,107,720
Commerce Bancshares, Inc.	43,330	2,319,455
Cullen/Frost Bankers, Inc.	125,700	11,521,662
East West Bancorp, Inc.	66,400	3,634,072
Fifth Third Bancorp	1,543,888	36,651,901
First Republic Bank	163,817	15,087,546
Investors Bancorp, Inc.	141,100	1,866,753
JPMorgan Chase & Co.	3,527,903	289,817,231
KeyCorp	757,800	13,238,766
Lloyds Banking Group PLC sponsored ADR (a)	1,365,835	5,053,590
M&T Bank Corp.	211,130	33,035,511
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,708,000	10,623,760
PacWest Bancorp	56,700	2,646,189
PNC Financial Services Group, Inc.	564,321	66,984,903
Prosperity Bancshares, Inc.	32,800	2,054,592
Regions Financial Corp.	3,895,971	53,920,239
SunTrust Banks, Inc.	995,039	53,105,231
Synovus Financial Corp.	58,100	2,375,128
U.S. Bancorp	929,501	47,302,306
Wells Fargo & Co.	3,518,099	179,915,583
Zions Bancorporation	96,200	3,854,734
		1,343,959,340
Capital Markets - 3.4%
Ameriprise Financial, Inc.	509,900	61,590,821
Bank of New York Mellon Corp.	493,800	23,267,856
BlackRock, Inc. Class A	76,947	31,489,790
Charles Schwab Corp.	108,803	4,216,116
E*TRADE Financial Corp. (b)	130,400	4,513,144
Eaton Vance Corp. (non-vtg.)	48,900	2,277,273
Franklin Resources, Inc.	267,200	11,166,288
Goldman Sachs Group, Inc.	408,785	86,359,919
Invesco Ltd.	288,137	9,133,943
Morgan Stanley	1,560,222	65,123,666
Northern Trust Corp.	146,565	12,815,644
Raymond James Financial, Inc.	61,400	4,437,378
State Street Corp.	373,700	30,441,602
T. Rowe Price Group, Inc.	169,839	11,963,459
The NASDAQ OMX Group, Inc.	65,700	4,444,605
		363,241,504
Consumer Finance - 1.9%
Ally Financial, Inc.	445,285	8,255,584
American Express Co.	426,700	32,830,298
Capital One Financial Corp.	895,483	68,880,552
Credit Acceptance Corp. (b)	2,900	623,558
Discover Financial Services	851,595	49,988,627
Navient Corp.	901,073	13,002,483
Nelnet, Inc. Class A	227,900	8,958,749
Santander Consumer U.S.A. Holdings, Inc. (b)	165,300	1,846,401
Synchrony Financial	537,585	14,434,157
		198,820,409
Diversified Financial Services - 0.3%
Berkshire Hathaway, Inc. Class B (b)	164,225	27,143,108
Donnelley Financial Solutions, Inc. (b)	80,075	1,824,109
Leucadia National Corp.	170,900	4,168,251
Voya Financial, Inc.	88,300	3,018,094
		36,153,562
Insurance - 6.8%
AFLAC, Inc.	614,300	46,305,934
Alleghany Corp. (b)	9,748	5,725,390
Allied World Assurance Co. Holdings AG	83,334	4,380,868
Allstate Corp.	698,636	60,320,232
American Financial Group, Inc.	207,100	20,678,935
American International Group, Inc.	858,878	54,650,407
Arch Capital Group Ltd. (b)	53,100	5,163,975
Assurant, Inc.	287,200	28,139,856
Assured Guaranty Ltd.	58,700	2,292,822
Athene Holding Ltd.	35,200	1,734,656
Axis Capital Holdings Ltd.	303,200	19,883,856
Chubb Ltd.	224,774	32,185,389
Cincinnati Financial Corp.	69,000	4,835,520
CNO Financial Group, Inc.	112,860	2,312,501
Everest Re Group Ltd.	149,100	37,968,315
FNF Group	118,200	5,036,502
Genworth Financial, Inc. Class A (b)	504,800	1,847,568
Hanover Insurance Group, Inc.	168,500	14,051,215
Hartford Financial Services Group, Inc.	873,730	43,153,525
Lincoln National Corp.	632,900	41,125,842
Loews Corp.	417,603	19,694,157
Markel Corp. (b)	6,600	6,449,850
Marsh & McLennan Companies, Inc.	25,160	1,951,410
MetLife, Inc.	1,147,300	58,041,907
Old Republic International Corp.	104,500	2,067,010
Principal Financial Group, Inc.	136,900	8,612,379
Prudential Financial, Inc.	553,842	58,070,334
Reinsurance Group of America, Inc.	33,400	4,158,634
RenaissanceRe Holdings Ltd.	19,300	2,757,198
The Travelers Companies, Inc.	643,930	80,394,661
Torchmark Corp.	141,300	10,668,150
Unum Group	744,186	33,473,486
Validus Holdings Ltd.	34,900	1,863,660
W.R. Berkley Corp.	57,600	3,973,824
XL Group Ltd.	124,700	5,448,143
		729,418,111
Mortgage Real Estate Investment Trusts - 0.3%
Annaly Capital Management, Inc.	2,759,800	33,062,404
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	888,500	14,269,310

TOTAL FINANCIALS		2,718,924,640

HEALTH CARE - 12.9%
Biotechnology - 2.6%
AbbVie, Inc.	1,527,400	100,838,948
Amgen, Inc.	742,400	115,250,176
Biogen, Inc. (b)	100,200	24,826,554
Gilead Sciences, Inc.	331,958	21,540,755
Shire PLC sponsored ADR	21,510	3,715,207
United Therapeutics Corp. (b)	94,329	11,403,433
		277,575,073
Health Care Equipment & Supplies - 0.6%
Abbott Laboratories	157,488	7,190,902
Baxter International, Inc.	379,000	22,478,490
Danaher Corp.	164,000	13,930,160
Medtronic PLC	220,000	18,541,600
		62,141,152
Health Care Providers & Services - 2.9%
Acadia Healthcare Co., Inc. (b)	325,832	13,469,895
Aetna, Inc.	382,114	55,353,034
Anthem, Inc.	390,310	71,173,029
Cardinal Health, Inc.	230,400	17,116,416
Cigna Corp.	184,189	29,696,792
DaVita HealthCare Partners, Inc. (b)	97,477	6,458,826
Express Scripts Holding Co. (b)	272,900	16,305,775
HCA Holdings, Inc. (b)	594,436	48,690,253
Laboratory Corp. of America Holdings (b)	43,086	5,988,954
LifePoint Hospitals, Inc. (b)	87,658	5,329,606
Quest Diagnostics, Inc.	276,481	30,072,838
UnitedHealth Group, Inc.	79,572	13,939,423
		313,594,841
Life Sciences Tools & Services - 0.0%
VWR Corp. (b)	47,571	1,572,697
Pharmaceuticals - 6.8%
Allergan PLC	17,430	3,899,963
Johnson & Johnson	2,543,146	326,158,475
Mallinckrodt PLC (b)	89,508	3,860,480
Merck & Co., Inc.	2,309,450	150,368,290
Novartis AG sponsored ADR	186,550	15,254,194
Pfizer, Inc.	6,773,374	221,150,661
Sanofi SA sponsored ADR (a)	163,000	8,083,170
		728,775,233

TOTAL HEALTH CARE		1,383,658,996

INDUSTRIALS - 7.6%
Aerospace & Defense - 2.8%
General Dynamics Corp.	294,561	59,869,523
Hexcel Corp.	43,100	2,216,633
Huntington Ingalls Industries, Inc.	21,900	4,288,239
L3 Technologies, Inc.	62,888	10,602,288
Moog, Inc. Class A (b)	142,200	9,959,688
Orbital ATK, Inc.	20,850	2,119,611
Raytheon Co.	113,728	18,652,529
Spirit AeroSystems Holdings, Inc. Class A	366,300	19,959,687
Textron, Inc.	127,100	6,075,380
The Boeing Co.	491,800	92,276,434
Triumph Group, Inc. (a)	270,000	8,802,000
United Technologies Corp.	531,441	64,453,164
Vectrus, Inc. (b)	37,733	1,113,124
		300,388,300
Air Freight & Logistics - 0.5%
FedEx Corp.	188,500	36,538,840
United Parcel Service, Inc. Class B	153,700	16,287,589
		52,826,429
Airlines - 1.3%
Alaska Air Group, Inc.	58,700	5,109,835
American Airlines Group, Inc.	233,900	11,323,099
Delta Air Lines, Inc.	1,145,392	56,273,109
Southwest Airlines Co.	285,700	17,167,713
United Continental Holdings, Inc. (b)	591,616	47,134,047
		137,007,803
Building Products - 0.0%
Owens Corning	53,100	3,313,440
USG Corp. (b)	67,200	1,911,168
		5,224,608
Commercial Services & Supplies - 0.1%
Deluxe Corp.	166,100	11,321,376
LSC Communications, Inc.	80,075	1,703,195
R.R. Donnelley & Sons Co.	213,533	2,545,313
		15,569,884
Construction & Engineering - 0.2%
Fluor Corp.	181,300	8,133,118
Jacobs Engineering Group, Inc.	57,200	2,998,424
Quanta Services, Inc. (b)	73,500	2,253,510
Tutor Perini Corp. (b)	280,800	7,286,760
		20,671,812
Electrical Equipment - 0.4%
Eaton Corp. PLC	339,725	26,287,921
Emerson Electric Co.	279,100	16,500,392
Hubbell, Inc. Class B	22,600	2,619,566
		45,407,879
Industrial Conglomerates - 0.7%
Carlisle Companies, Inc.	86,100	8,724,513
Honeywell International, Inc.	415,179	55,214,655
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	306,457	10,824,061
		74,763,229
Machinery - 1.1%
AGCO Corp.	210,900	13,503,927
Cummins, Inc.	79,800	12,584,460
Dover Corp.	58,389	4,820,012
Illinois Tool Works, Inc.	28,151	3,975,484
Ingersoll-Rand PLC	111,900	10,026,240
Oshkosh Corp.	247,000	15,590,640
PACCAR, Inc.	166,800	10,501,728
Pentair PLC	72,500	4,800,950
Snap-On, Inc.	27,500	4,445,650
Stanley Black & Decker, Inc.	67,000	9,221,880
Timken Co.	169,200	7,808,580
Trinity Industries, Inc.	504,800	12,882,496
WABCO Holdings, Inc. (b)	59,219	7,214,059
		117,376,106
Professional Services - 0.1%
Manpower, Inc.	32,000	3,259,840
Robert Half International, Inc.	60,400	2,807,996
		6,067,836
Road & Rail - 0.2%
AMERCO	9,300	3,434,025
Ryder System, Inc.	276,319	18,353,108
		21,787,133
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	570,900	12,462,747
United Rentals, Inc. (b)	40,100	4,360,073
		16,822,820

TOTAL INDUSTRIALS		813,913,839

INFORMATION TECHNOLOGY - 14.0%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	209,341	2,643,977
Cisco Systems, Inc.	5,545,514	174,850,056
CommScope Holding Co., Inc. (b)	59,842	2,213,556
Harris Corp.	89,412	10,028,450
Juniper Networks, Inc.	181,400	5,320,462
Motorola Solutions, Inc.	77,600	6,485,032
		201,541,533
Electronic Equipment & Components - 1.7%
Arrow Electronics, Inc. (b)	332,883	25,162,626
Avnet, Inc.	86,000	3,154,480
CDW Corp.	75,300	4,531,554
Corning, Inc.	1,397,600	40,670,160
Dell Technologies, Inc. (b)	191,031	13,255,641
Flextronics International Ltd. (b)	1,648,953	28,460,929
Jabil Circuit, Inc.	80,400	2,405,568
TE Connectivity Ltd.	506,988	39,976,004
Tech Data Corp. (b)	166,200	16,116,414
Vishay Intertechnology, Inc.	590,800	9,659,580
		183,392,956
Internet Software & Services - 0.3%
Alphabet, Inc. Class A (b)	18,060	17,826,845
eBay, Inc. (b)	509,605	17,479,452
		35,306,297
IT Services - 1.6%
Cognizant Technology Solutions Corp. Class A	371,183	24,835,855
CSG Systems International, Inc.	185,800	7,411,562
DXC Technology Co.	232,291	18,007,198
IBM Corp.	614,100	93,730,083
Leidos Holdings, Inc.	43,262	2,403,637
PayPal Holdings, Inc. (b)	349,375	18,240,869
The Western Union Co.	221,300	4,209,126
		168,838,330
Semiconductors & Semiconductor Equipment - 3.3%
Applied Materials, Inc.	995,500	45,673,540
Cirrus Logic, Inc. (b)	198,579	13,096,285
Intel Corp.	4,254,400	153,626,384
KLA-Tencor Corp.	145,217	15,102,568
Lam Research Corp.	209,300	32,477,081
Marvell Technology Group Ltd.	237,400	4,092,776
Microchip Technology, Inc.	255,000	21,241,500
Qorvo, Inc. (b)	60,400	4,708,180
Qualcomm, Inc.	653,046	37,399,944
Skyworks Solutions, Inc.	85,100	9,057,193
Texas Instruments, Inc.	192,203	15,854,825
		352,330,276
Software - 1.7%
Adobe Systems, Inc. (b)	176,000	24,967,360
ANSYS, Inc. (b)	132,698	16,763,738
CA Technologies, Inc.	181,700	5,772,609
Microsoft Corp.	566,974	39,597,464
Oracle Corp.	2,240,538	101,698,020
		188,799,191
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	1,458,990	222,875,312
Hewlett Packard Enterprise Co.	1,854,650	34,885,967
HP, Inc.	2,144,400	40,228,944
NCR Corp. (b)	469,500	18,089,835
NetApp, Inc.	191,400	7,749,786
Seagate Technology LLC	502,900	21,911,353
Western Digital Corp.	177,300	15,967,638
Xerox Corp.	1,941,300	13,724,991
		375,433,826

TOTAL INFORMATION TECHNOLOGY		1,505,642,409

MATERIALS - 3.6%
Chemicals - 2.0%
AdvanSix, Inc. (b)	47,964	1,379,924
Ashland Global Holdings, Inc.	26,300	1,750,002
Cabot Corp.	272,700	14,243,121
Celanese Corp. Class A	328,381	28,421,376
CF Industries Holdings, Inc.	110,200	2,964,380
Eastman Chemical Co.	413,071	33,091,118
FMC Corp.	41,306	3,113,233
Huntsman Corp.	749,700	17,917,830
LyondellBasell Industries NV Class A	607,900	48,948,108
Methanex Corp.	102,644	4,233,870
PPG Industries, Inc.	170,659	18,151,291
RPM International, Inc.	57,800	3,134,494
Stepan Co.	142,400	12,049,888
The Dow Chemical Co.	423,410	26,234,484
Westlake Chemical Corp.	61,300	3,767,498
		219,400,617
Construction Materials - 0.3%
CRH PLC sponsored ADR	71,921	2,597,787
Martin Marietta Materials, Inc.	114,969	25,764,553
		28,362,340
Containers & Packaging - 0.9%
Avery Dennison Corp.	41,200	3,471,512
Ball Corp.	181,076	7,406,008
Crown Holdings, Inc. (b)	65,100	3,758,874
Graphic Packaging Holding Co.	369,652	4,993,999
International Paper Co.	593,000	31,357,840
Packaging Corp. of America	261,500	26,714,840
Sonoco Products Co.	47,200	2,393,512
WestRock Co.	229,557	12,492,492
		92,589,077
Metals & Mining - 0.3%
Barrick Gold Corp.	287,072	4,747,521
Nucor Corp.	234,699	13,636,012
Reliance Steel & Aluminum Co.	30,500	2,224,975
Steel Dynamics, Inc.	311,250	10,579,388
		31,187,896
Paper & Forest Products - 0.1%
Domtar Corp.	211,100	7,679,818
Kapstone Paper & Packaging Corp.	103,878	2,194,942
Schweitzer-Mauduit International, Inc.	199,000	7,418,720
		17,293,480

TOTAL MATERIALS		388,833,410

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 0.9%
American Homes 4 Rent Class A	195,359	4,389,717
Brixmor Property Group, Inc.	209,948	3,787,462
EastGroup Properties, Inc.	38,305	3,119,559
Hospitality Properties Trust (SBI)	690,200	19,960,584
Kimco Realty Corp.	209,135	3,668,228
Lexington Corporate Properties Trust	1,090,900	10,483,549
Mack-Cali Realty Corp.	410,100	10,912,761
Medical Properties Trust, Inc.	493,400	6,389,530
Mid-America Apartment Communities, Inc.	35,268	3,595,220
Outfront Media, Inc.	141,666	3,237,068
Piedmont Office Realty Trust, Inc. Class A	655,900	13,898,521
Rayonier, Inc.	184,764	5,190,021
VEREIT, Inc.	1,208,900	9,997,603
Weyerhaeuser Co.	79,795	2,630,043
		101,259,866
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (b)	107,526	3,750,507
Jones Lang LaSalle, Inc.	21,400	2,471,058
		6,221,565

TOTAL REAL ESTATE		107,481,431

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	2,004,400	77,229,532
Verizon Communications, Inc.	1,153,235	53,786,880
		131,016,412
UTILITIES - 3.2%
Electric Utilities - 2.2%
American Electric Power Co., Inc.	329,083	23,621,578
Duke Energy Corp.	318,518	27,290,622
Edison International	216,131	17,629,806
Entergy Corp.	499,800	39,514,188
Eversource Energy	211,497	13,127,619
Exelon Corp.	1,461,000	53,048,910
FirstEnergy Corp.	924,700	27,038,228
NextEra Energy, Inc.	50,374	7,124,899
OGE Energy Corp.	94,400	3,363,472
Pinnacle West Capital Corp.	53,000	4,682,550
Xcel Energy, Inc.	365,573	17,514,602
		233,956,474
Gas Utilities - 0.1%
National Fuel Gas Co.	259,297	14,717,698
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	1,523,158	17,790,485
Multi-Utilities - 0.7%
Ameren Corp.	115,200	6,537,600
DTE Energy Co.	85,200	9,331,104
Public Service Enterprise Group, Inc.	1,276,100	57,309,651
Sempra Energy	34,562	4,026,127
		77,204,482

TOTAL UTILITIES		343,669,139

TOTAL COMMON STOCKS
(Cost $6,822,975,230)		9,365,255,584

Equity Funds - 10.6%
Large Blend Funds - 1.5%
Fidelity SAI U.S. Minimum Volatility Index Fund (c)	13,379,941	160,693,092
Large Value Funds - 5.1%
Invesco Diversified Dividend Fund - Class A	27,452,114	548,493,228
Mid-Cap Value Funds - 2.4%
Fidelity Low-Priced Stock Fund (c)	4,902,813	259,751,017
Sector Funds - 1.6%
Fidelity Energy Portfolio (c)	4,436,677	175,381,841
TOTAL EQUITY FUNDS
(Cost $776,106,705)		1,144,319,178
	Principal Amount

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.79% to 0.87% 7/27/17 to 8/10/17 (d)
(Cost $6,621,046)	$6,630,000	6,620,360
	Shares

Money Market Funds - 2.5%
Fidelity Securities Lending Cash Central Fund 0.87% (e)(f)	49,963,297	49,968,293
State Street Institutional U.S. Government Money Market Fund Premier Class 0.72%(g)	215,878,657	215,878,657
TOTAL MONEY MARKET FUNDS
(Cost $265,846,950)		265,846,950
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $7,871,549,931)		10,782,042,072
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(28,546,241)
NET ASSETS - 100%		$10,753,495,831

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
2,120 ICE Russell 1000 Value Index Contracts (United States)	June 2017	119,006,200	$(797,310)

The face value of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,411,017.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

 (g) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$2,926
Total	$2,926

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Energy Portfolio	$193,678,680	$11,238,212	$26,454,603	$1,238,212	$175,381,841
Fidelity Low-Priced Stock Fund	487,692,838	11,798,521	255,936,125	5,985,649	259,751,017
Fidelity SAI U.S. Minimum Volatility Index Fund	--	228,193,670	79,990,523	3,193,670	160,693,092
Total	$681,371,518	$251,230,403	$362,381,251	$10,417,531	$595,825,950

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$870,966,177	$870,966,177	$--	$--
Consumer Staples	498,370,949	498,370,949	--	--
Energy	602,778,182	602,778,182	--	--
Financials	2,718,924,640	2,718,924,640	--	--
Health Care	1,383,658,996	1,383,658,996	--	--
Industrials	813,913,839	813,913,839	--	--
Information Technology	1,505,642,409	1,505,642,409	--	--
Materials	388,833,410	388,833,410	--	--
Real Estate	107,481,431	107,481,431	--	--
Telecommunication Services	131,016,412	131,016,412	--	--
Utilities	343,669,139	343,669,139	--	--
Equity Funds	1,144,319,178	1,144,319,178	--	--
Other Short-Term Investments	6,620,360	--	6,620,360	--
Money Market Funds	265,846,950	265,846,950	--	--
Total Investments in Securities:	$10,782,042,072	$10,775,421,712	$6,620,360	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(797,310)	$(797,310)	$--	$--
Total Liabilities	$(797,310)	$(797,310)	$--	$--
Total Derivative Instruments:	$(797,310)	$(797,310)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(797,310)
Total Equity Risk	0	(797,310)
Total Value of Derivatives	$0	$(797,310)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2017
Assets
Investment in securities, at value (including securities loaned of $48,333,687) — See accompanying schedule: Unaffiliated issuers (cost $7,361,532,748)	$10,136,247,829
Fidelity Central Funds (cost $49,968,293)	49,968,293
Affiliated issuers (cost $460,048,890)	595,825,950
Total Investments (cost $7,871,549,931)		$10,782,042,072
Receivable for investments sold		73,983,329
Receivable for fund shares sold		3,910,376
Dividends receivable		28,629,855
Interest receivable		153,789
Distributions receivable from Fidelity Central Funds		2,926
Prepaid expenses		55,589
Other receivables		187,929
Total assets		10,888,965,865
Liabilities
Payable for investments purchased	$76,826,144
Payable for fund shares redeemed	4,901,368
Accrued management fee	1,823,756
Payable for daily variation margin for derivative instruments	203,027
Other affiliated payables	1,417,273
Other payables and accrued expenses	329,741
Collateral on securities loaned	49,968,725
Total liabilities		135,470,034
Net Assets		$10,753,495,831
Net Assets consist of:
Paid in capital		$7,368,492,407
Undistributed net investment income		90,236,532
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		385,072,061
Net unrealized appreciation (depreciation) on investments		2,909,694,831
Net Assets, for 558,360,048 shares outstanding		$10,753,495,831
Net Asset Value, offering price and redemption price per share ($10,753,495,831 ÷ 558,360,048 shares)		$19.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$239,569,910
Affiliated issuers		10,417,531
Interest		886,647
Income from Fidelity Central Funds		2,926
Total income		250,877,014
Expenses
Management fee	$47,368,683
Transfer agent fees	15,103,539
Accounting fees	1,315,851
Custodian fees and expenses	117,548
Independent trustees' fees and expenses	129,194
Registration fees	78,833
Audit	74,305
Legal	66,624
Interest	237
Miscellaneous	276,098
Total expenses before reductions	64,530,912
Expense reductions	(26,818,260)	37,712,652
Net investment income (loss)		213,164,362
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	561,321,299
Fidelity Central Funds	(432)
Affiliated issuers	15,827,696
Foreign currency transactions	(2,038)
Futures contracts	28,207,375
Realized gain distributions from underlying funds:
Unaffiliated issuers	14,002,574
Affiliated issuers	5,812,872
Total net realized gain (loss)		625,169,346
Change in net unrealized appreciation (depreciation) on: Investment securities	720,334,404
Futures contracts	(5,361,304)
Total change in net unrealized appreciation (depreciation)		714,973,100
Net gain (loss)		1,340,142,446
Net increase (decrease) in net assets resulting from operations		$1,553,306,808

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2017	Year ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$213,164,362	$230,194,343
Net realized gain (loss)	625,169,346	605,414,566
Change in net unrealized appreciation (depreciation)	714,973,100	(1,167,188,621)
Net increase (decrease) in net assets resulting from operations	1,553,306,808	(331,579,712)
Distributions to shareholders from net investment income	(197,242,245)	(207,553,112)
Distributions to shareholders from net realized gain	(426,212,584)	(606,768,125)
Total distributions	(623,454,829)	(814,321,237)
Share transactions
Proceeds from sales of shares	951,857,789	1,698,604,727
Reinvestment of distributions	621,702,046	811,880,855
Cost of shares redeemed	(2,810,534,542)	(3,573,981,046)
Net increase (decrease) in net assets resulting from share transactions	(1,236,974,707)	(1,063,495,464)
Total increase (decrease) in net assets	(307,122,728)	(2,209,396,413)
Net Assets
Beginning of period	11,060,618,559	13,270,014,972
End of period	$10,753,495,831	$11,060,618,559
Other Information
Undistributed net investment income end of period	$90,236,532	$83,424,702
Shares
Sold	51,329,536	96,694,313
Issued in reinvestment of distributions	34,489,325	45,489,893
Redeemed	(153,829,784)	(204,970,604)
Net increase (decrease)	(68,010,923)	(62,786,398)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Fund

Years ended May 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.66	$19.26	$19.14	$16.92	$13.54
Income from Investment Operations
Net investment income (loss)A	.37	.34	.31	.26	.29
Net realized and unrealized gain (loss)	2.29	(.73)	1.59	3.02	3.73
Total from investment operations	2.66	(.39)	1.90	3.28	4.02
Distributions from net investment income	(.34)	(.31)	(.27)	(.25)	(.26)
Distributions from net realized gain	(.72)	(.90)	(1.51)	(.81)	(.38)
Total distributions	(1.06)	(1.21)	(1.78)	(1.06)	(.64)
Net asset value, end of period	$19.26	$17.66	$19.26	$19.14	$16.92
Total ReturnB	15.56%	(1.97)%	10.23%	20.07%	30.65%
Ratios to Average Net AssetsC,D
Expenses before reductions	.60%	.58%	.56%	.56%	.58%
Expenses net of fee waivers, if any	.35%	.33%	.31%	.31%	.33%
Expenses net of all reductions	.35%	.33%	.31%	.31%	.33%
Net investment income (loss)	1.99%	1.94%	1.63%	1.45%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$10,753,496	$11,060,619	$13,270,015	$12,849,529	$9,527,041
Portfolio turnover rateE	32%	39%	31%	42%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2017

1. Organization.

Strategic Advisers Value Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,060,342,388
Gross unrealized depreciation	(167,708,367)
Net unrealized appreciation (depreciation) on securities	$2,892,634,021
Tax Cost	$7,889,408,051

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$90,419,667
Undistributed long-term capital gain	$402,137,666
Net unrealized appreciation (depreciation) on securities and other investments	$2,892,634,021

The tax character of distributions paid was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$197,242,245	$207,553,112
Long-term Capital Gains	426,212,584	606,768,125
Total	$623,454,829	$ 814,321,237

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $28,207,375 and a change in net unrealized appreciation (depreciation) of $(5,361,304) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $3,366,461,443 and $5,035,293,427, respectively.

Exchanges In-Kind. During the period, the Fund redeemed shares of JPMorgan Value Advantage L in exchange for cash and investments, as noted in the following table. Realized gains on the Fund's redemptions of JPMorgan Value Advantage L shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized gains on the exchanges for federal income tax purposes.

Transaction Date	Fund Name	Value of investments and cash received	Realized gain (loss)	Shares redeemed
3/20/17	JPMorgan Value Advantage L	$644,711,422	$184,795,386	19,227,898

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .70% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions, and is paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $34,147 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,926.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $9,492,000. The weighted average interest rate was .90%. The interest expense amounted to $237 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $26,818,260.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 36% of the total outstanding shares of Fidelity SAI U.S. Minimum Volatility Index Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Fund (a fund of Fidelity Rutland Square Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period-B December 1, 2016 to May 31, 2017
Actual	.35%	$1,000.00	$1,058.40	$1.80
Hypothetical-C		$1,000.00	$1,023.19	$1.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Fund voted to pay on July 10, 2017, to shareholders of record at the opening of business on July 07, 2017, a distribution of $0.722 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.163 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2017, $616,260,259, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Value Fund

On March 7, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement , the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser as a sub-adviser on other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy, and current sub-adviser lineup as well as information regarding the investment strategy to be used by the New Sub-Adviser on behalf of the fund. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board also noted that it reviewed information regarding (i) the nature, extent, quality and cost of advisory services provided by the New Sub-Adviser in connection with the annual renewal of existing sub-advisory agreements on behalf of other Strategic Advisers funds and (ii) the resources devoted to compliance policies and procedures at its September 2016 Board meeting.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 0.70% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2019. The Board also considered that the fund's total management fee and total net expenses after allocating assets to the New Sub-Adviser are expected to continue to rank below median of its competitive peer group.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Sub-Advisory Agreement, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that under the Sub-Advisory Agreement, a lower sub-advisory fee rate is paid to J.P. Morgan as a result of aggregating assets managed by J.P. Morgan on behalf of all funds managed by Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2d

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Value Fund with respect to FIAM's Large Cap Core strategy.

	# of Votes	% of Votes
Affirmative	6,899,983,843.50	94.160
Against	166,043,140.44	2.266
Abstain	261,925,782.52	3.574
TOTAL	7,327,952,766.46	100.000

PROPOSAL 4c

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Value Fund with respect to Geode's Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	6,904,368,592.99	94.220
Against	157,112,843.87	2.144
Abstain	266,471,329.60	3.636
TOTAL	7,327,952,766.46	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SUF-ANN-0717
1.912897.108

Item 2.

Code of Ethics

As of the end of the period, May 31, 2017, Fidelity Rutland Square Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Peter Aldrich is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Aldrich is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund (the “Funds”):

Services Billed by PwC

May 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$41,000	$4,300	$10,000	$7,900
Strategic Advisers Core Multi-Manager Fund	$38,000	$3,900	$6,700	$7,100
Strategic Advisers Growth Fund	$41,000	$4,300	$4,200	$7,900
Strategic Advisers Growth Multi-Manager Fund	$38,000	$3,900	$4,100	$7,100
Strategic Advisers Short Duration Fund	$39,000	$4,000	$3,500	$7,300
Strategic Advisers Value Fund	$41,000	$4,300	$4,200	$7,900
Strategic Advisers Value Multi-Manager Fund	$38,000	$3,900	$4,100	$7,100

May 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$47,000	$2,500	$4,400	$8,800
Strategic Advisers Core Multi-Manager Fund	$38,000	$3,200	$4,100	$5,100
Strategic Advisers Growth Fund	$44,000	$8,500	$9,700	$10,300
Strategic Advisers Growth Multi-Manager Fund	$38,000	$3,200	$4,100	$5,100
Strategic Advisers Short Duration Fund	$39,000	$6,500	$3,500	$7,900
Strategic Advisers Value Fund	$42,000	$8,500	$4,200	$10,300
Strategic Advisers Value Multi-Manager Fund	$38,000	$3,100	$4,100	$5,100

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2017A	May 31, 2016A,B
Audit-Related Fees	$6,260,000	$5,470,000
Tax Fees	$115,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	May 31, 2017 A	May 31, 2016 A,B
PwC	$8,660,000	$6,190,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (“Non-Covered Service”) are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	July 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	July 26, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	July 26, 2017